UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

David G. Van Hooser	With a copy to:
HARBOR FUNDS	Christopher P. Harvey, Esq.
111 South Wacker Drive, 34th Floor	Wilmer Cutler Pickering Hale and Dorr LLP
Chicago, Illinois 60606	60 State Street
Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

ITEM 1 – REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Harbor Funds’ 2008 Semi-Annual Report included.

Semi-Annual Report

April 30, 2008

Equity Funds

Domestic Equity

Harbor Capital Appreciation Fund

Harbor Mid Cap Growth Fund

Harbor Small Cap Growth Fund

Harbor Small Company Growth Fund

Harbor Large Cap Value Fund

Harbor Mid Cap Value Fund

Harbor SMID Value Fund

Harbor Small Cap Value Fund

International Equity

Harbor International Fund

Harbor International Growth Fund

Harbor Global Value Fund

Harbor Equity Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2008. The total return for each of the eleven equity portfolios is shown below. The performance figures for each of the Harbor Funds assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of shares of the Funds. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2008
	Institutional Class	Administrative Class	Investor Class
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	-9.66%	-9.77%	-9.82%
Harbor Mid Cap Growth Fund	-12.28	-12.34	-12.33
Harbor Small Cap Growth Fund	-9.35	-9.48	-9.51
Harbor Small Company Growth Fund	-21.59	-21.61	-21.74
Harbor Large Cap Value Fund	-5.24	-5.28	-5.43
Harbor Mid Cap Value Fund	-12.24	-12.41	-12.49
Harbor SMID Value Fund	-18.81	-18.88	-18.87
Harbor Small Cap Value Fund	-6.82	-6.95	-7.01
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	-5.44%	-5.54%	-5.60%
Harbor International Growth Fund	-11.38	-11.50	-11.54
Harbor Global Value Fund	-14.35	-14.50	-14.56

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2008

Standard & Poor’s 500 (S&P 500); large cap, domestic equity	-9.64%
Dow Jones Wilshire 5000; entire U.S. stock market	-9.88
Russell 1000® Growth; large cap, domestic equity	-9.28
Russell Midcap® Growth; domestic equity	-8.44
Russell 2000® Growth; small cap, domestic equity	-14.14
Russell 1000® Value; large cap, domestic equity	-9.83
Russell Midcap® Value; domestic equity	-9.20
Russell 2500™ Value; small/mid cap, domestic equity	-10.32
Russell 2000® Value; small cap, domestic equity	-11.55
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE); international equity	-9.21
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth); international equity	-7.62
Morgan Stanley Capital International World (MSCI World); global equity	-9.37

Harbor Equity Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

	HARBOR FUNDS EXPENSE RATIOS[1]					Morningstar Average[2]
	2004*	2005*	2006*	2007*	2008[f]
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.67%	0.68%	0.67%	0.66%	0.67%	1.05%
Administrative Class	0.92	0.92	0.92	0.92	0.92	1.15
Investor Class	1.10	1.10	1.07	1.04	1.04	1.14
Harbor Mid Cap Growth Fund
Institutional Class	0.98%	0.95%	0.94%	0.89%	0.87%	1.11%
Administrative Class	1.23	1.18	1.18	1.14	1.12	1.32
Investor Class	1.38	1.38	1.32	1.27	1.25	1.35
Harbor Small Cap Growth Fund
Institutional Class	0.83%	0.84%	0.82%	0.82%	0.83%	1.30%
Administrative Class	1.08	1.09	1.07	1.07	1.08	1.42
Investor Class	1.25	1.27	1.22	1.20	1.21	1.43
Harbor Small Company Growth Fund
Institutional Class	N/A	N/A	0.92%[a,b]	0.87%	0.87%	1.30%
Administrative Class	N/A	N/A	1.18%[a,b]	1.11	1.12	1.42
Investor Class	N/A	N/A	1.31%[a,b]	1.25	1.25	1.43
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.70%	0.68%	0.68%	0.68%	0.95%
Administrative Class	0.92	0.95	0.93	0.93	0.93	1.11
Investor Class	1.10	1.10	1.08	1.06	1.05	1.15
Harbor Mid Cap Value Fund
Institutional Class	1.02%	0.95%	0.95%	0.95%	0.93%	1.10%
Administrative Class	— [e]	1.18	1.18	1.19	1.18	1.29
Investor Class	1.39	1.38	1.32	1.33	1.31	1.28
Harbor SMID Value Fund
Institutional Class	N/A	N/A	N/A	0.95%[a,d]	0.95%	1.19%
Administrative Class	N/A	N/A	N/A	1.20%[a,d]	1.20	1.30
Investor Class	N/A	N/A	N/A	1.33%[a,d]	1.33	1.30
Harbor Small Cap Value Fund
Institutional Class	0.84%	0.83%	0.83%	0.83%	0.83%	1.20%
Administrative Class	0.93	1.08	1.08	1.08	1.08	1.36
Investor Class	1.25	1.26	1.23	1.21	1.21	1.31
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.86%	0.87%	0.85%	0.81%	0.78%	1.10%
Administrative Class	1.11	1.12	1.10	1.06	1.03	1.21
Investor Class	1.29	1.30	1.24	1.19	1.16	1.24
Harbor International Growth Fund
Institutional Class	0.93%	1.00%	0.98%	0.88%	0.89%	1.21%
Administrative Class	1.19	1.24	1.23	1.12	1.14	1.24
Investor Class	1.39	1.39	1.37	1.25	1.27	1.26
Harbor Global Value Fund
Institutional Class	N/A	N/A	1.00%[a,c]	1.00%	1.00%	1.15%
Administrative Class	N/A	N/A	1.25%[a,c]	1.25	1.25	1.27
Investor Class	N/A	N/A	1.38%[a,c]	1.38	1.38	1.30

*	Audited.
1	Harbor Funds’ expense ratios are for expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2008 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2008 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized.
b	For the period February 1, 2006 (inception) through October 31, 2006.
c	For the period August 7, 2006 (inception) through October 31, 2006.
d	For the period May 1, 2007 (inception) through October 31, 2007.
e	Assets in this class were too small to incur any expense for the period.
f	Unaudited annualized figures for the six-month period ended April 30, 2008.

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

After five consecutive years of generally strong returns for equities, broad equity market indices were down significantly across the board in the fiscal first half ended April 30, 2008. The tightening in the global credit markets triggered by the subprime mortgage crisis that began in 2007, a weak U.S. dollar, and fears of a weak U.S. economy with the possibility of a recession all weighed on financial markets in the fiscal first half.

The Dow Jones Wilshire 5000 Index, a broad measure of U.S. equities, was off 9.88% in the first six months of the fiscal year. No market segment was spared in this broad decline. Large cap stocks had somewhat smaller declines than small cap stocks yet all market segments had meaningful declines.

International markets were also affected by the global credit tightening and concerns that weakness in the U.S. economy could affect other economies around the world. The MSCI EAFE Index of stocks in developed international markets was down 9.21% in U.S. dollars in the fiscal first half. The weak dollar benefited U.S. dollar based investors, enhancing the MSCI EAFE Index return in U.S. dollars by about four percentage points compared to local currency returns.

The severity of the global credit crisis was highlighted in March, when the Federal Reserve and U.S. Treasury Department intervened to facilitate the sale of Bear Stearns as the investment bank faced the threat of bankruptcy from a loss of confidence which led to rapidly declining liquidity. The Federal Reserve took a number of other steps in an effort to provide liquidity and stability to the financial system. Aggressive cuts by the Fed trimmed short-term interest rates five times during the fiscal half year by a total of 250 basis points. As a result, the target federal funds rate stood at 2.00% as of April 30, 2008, down from 4.50% six months earlier and its lowest level since December 2004.

Within the credit markets, investors continued to reprice risk. A flight to quality pushed U.S. Treasury prices up and yields down. The yield of the 10-Year Treasury Note was 3.77% at the end of the fiscal half-year, down substantially from its 4.48% yield on October 31, 2007. TIPS, or U.S. Treasury inflation protected securities, performed well against a backdrop of rising commodity prices and concerns about inflation. TIPS rose almost 7%. In contrast, a broad measure of the higher risk, high-yield market was down by 0.77%.

Returns of various market indices are shown in the table below.

	RETURNS FOR PERIODS ENDED APRIL 30, 2008
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 years	30 Years
Dow Jones Wilshire 5000 (entire U.S. stock market)	-9.88%	-4.74%	11.83%	4.36%	12.64%
S & P 500 (large cap stocks)	-9.64	-4.68	10.62	3.89	12.63
Russell Midcap® (mid cap stocks)	-8.77	-6.34	16.20	8.33	N/A
Russell 2000® (small cap stocks)	-12.92	-10.96	13.77	5.33	N/A
Russell 3000® Growth	-9.68	-0.79	9.79	1.67	N/A
Russell 3000® Value	-9.97	-9.49	12.92	6.05	N/A

International Equities
MSCI EAFE (foreign stocks)	-9.21%	-1.78%	20.42%	6.66%	11.55%
MSCI World (global stocks)	-9.37	-2.47	15.18	5.02	11.26

Fixed Income
Merrill Lynch High-Yield Master II (high yield bonds)	-0.77%	-0.83%	8.23%	5.27%	N/A
LB Aggregate (domestic bonds)	4.08	6.87	4.37	5.96	8.56%
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	1.75	4.28	3.19	3.69	6.51

Harbor Domestic Equity Funds

Like the broad domestic stock market indices, all of Harbor’s domestic equity funds had negative returns for the fiscal half year. Only three domestic equity funds outperformed their respective benchmarks during the fiscal first half. The Harbor Small Cap Growth Fund (Institutional Class) outperformed its Russell 2000 Growth® Index by 479 basis points. Among the domestic value funds, the Harbor Large Cap Value Fund (Institutional Class) bettered its Russell 1000® Value Index benchmark by 459 basis points and the Harbor Small Cap Value Fund (Institutional Class) beat its Russell 2000® Value Index benchmark by 473 basis points.

No fund or portfolio manager can be evaluated fairly in the short-term. Longer term performance provides a better indicator of a fund’s and a manager’s performance. Over a longer term perspective, five of the six Harbor domestic equity funds open for five years or more virtually matched or outperformed their respective benchmarks for the five years ended April 30, 2008.

Harbor International Equity Funds

Like the domestic funds, all Harbor international funds had negative returns for the fiscal first half. The Harbor International Fund (Institutional Class) outperformed its MSCI EAFE Index benchmark by 377 basis points in the fiscal first half. From a longer term perspective, the Harbor International Fund and the Harbor International Growth Fund both outperformed their respective benchmarks for the five years ended April 30, 2008.

Diversifying Your Investments

As the fiscal first half ended, equity markets showed some improvement, causing some market prognosticators to suggest that the economy and the equity markets were not as weak as they appeared. Other analysts suggested that the economy and equity markets could prove to be even weaker in the months ahead. Such differences of opinion by knowledgeable investment professionals are common in any environment. Yet one can manage this uncertainty by sticking with certain investment fundamentals.

We encourage all investors to take a long-term view with their investments. A diversified portfolio with a mix of stocks, bonds, and cash that reflects your financial goals and tolerance for risk should help you achieve your investment objectives over the long-term. Once you have established the appropriate mix, or asset allocation, for your own investments, such allocations should be reviewed periodically and rebalanced as necessary to maintain your targeted allocations. Rebalancing will help you maintain a diversified portfolio that is consistent with your financial goals and risk tolerance.

Managers of the Year

On January 3, 2008, two Harbor Funds portfolio managers were named winners of the Morningstar® 2007 Fund Manager of the Year Awards. Hakan Castegren, the portfolio manager of the Harbor International Fund, and the Northern Cross team won the Morningstar® 2007 Fund Manager of the Year—International. Bill Gross, the portfolio manager of the Harbor Bond Fund, and his PIMCO team won the Morningstar® 2007 Fund Manager of the Year—Fixed Income. The Fund Manager of the Year award winners are chosen based on Morningstar’s proprietary research and in-depth evaluation by its fund analysts of the managers’ performance and alignment of interests with shareholders. We believe this is the first time in the history of the awards that portfolio managers affiliated with a single fund family have won more than one of the three awards currently given each year.

Both are repeat winners. Hakan Castegren won previously in 1996. Bill Gross won previously in 1998 and 2000 and is the only mutual fund manager to win Morningstar® Manager of the Year honors three times.

Notable Fund Anniversaries

During the fiscal first half, three Harbor funds celebrated their 20th anniversaries with the same subadviser since inception. In addition to being Morningstar® award winners, Hakan Castegren (Northern Cross) celebrated 20 years as the portfolio manager of the Harbor International Fund and Bill Gross (PIMCO) celebrated 20 years as the portfolio manager of the Harbor Bond Fund. The Harbor Money Market Fund also celebrated its 20th anniversary with the same subadviser, Fischer Francis Trees and Watts, Inc. Ken O’Donnell is the current portfolio manager of the Harbor Money Market Fund. The three funds commenced operations on December 29, 1987.

All three of these funds and their portfolio managers have served shareholders well since inception. The long tenure of the portfolio management of these three funds is consistent with our view that investors should evaluate their investments and managers over the long-term.

Thank you for your investment in Harbor Funds.

June 18, 2008

David G. Van Hooser

Chairman

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue

New York, NY 10017

PORTFOLIO MANAGER

Spiros Segalas

Since 1990

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks.

Spiros Segalas

Management’s discussion of fund performance

MARKET REVIEW

Problems in the subprime mortgage market spread throughout the financial system in the six months ended April 30, 2008, sparking a liquidity/credit crisis and roiling global markets. Financial institutions with balance sheets exposed to leveraged securities faced mounting losses and a need to raise additional capital. When this process became chaotic, the Federal Reserve and the Treasury Department intervened to facilitate the sale of securities firm Bear Stearns, which had been immobilized by liquidity problems.

The Federal Reserve took other decisive steps to contain financial market turmoil and to fend off a possible recession. It cut key interest rates substantially, opened the discount window to brokers, and created a massive lending facility for swapping illiquid debt obligations for U.S. Treasuries. This helped ease problems of institutions forced to sell unwanted and hard-to-value securities into a void and provided relief to those that had become increasingly reluctant to trade with securities firms for fear of having funds frozen in bankruptcies or forced liquidations.

GDP continued to grow but at an anemic pace. Softening labor markets and broadening declines in consumption joined housing weakness and higher commodity prices as strains on the economy. Declining markets and the U.S. dollar’s devaluation soured consumer sentiment. Inflation, while largely contained, remained a concern.

PERFORMANCE

The Harbor Capital Appreciation Fund declined -9.66% (Institutional Class), -9.77% (Administrative Class), and -9.82% (Investor Class) for the six months ended April 30, 2008, underperforming the Russell 1000® Growth benchmark, which fell -9.28%. The Fund performed in line with the broader market as measured by the Standard & Poor’s 500 Index, which declined -9.64%. Most sectors in the benchmark lost ground, most notably financials, information technology, consumer discretionary, and health care. Only energy and materials posted gains.

The Fund’s energy holdings contributed notably to positive returns, as First Solar and Southwestern Energy, among others, made significant advances. First Solar benefited from falling costs and soaring demand. The company’s low-cost solar-power modules use a proprietary thin-film semiconductor technology that avoids the silicon-supply constraints faced by other solar-cell makers. We like natural gas producer Southwestern Energy’s strong growth and long-term asset base.

Positions in materials holdings Monsanto and Potash Corp. were also key contributors. Genetically modified seed company Monsanto is profiting from a bullish agriculture cycle based on its leading market position, brand strength, first-mover advantage, operational performance, and technological innovation. Potash Corp. is the world’s largest publicly traded producer of potash, one of the fastest-growing segments of the fertilizer business. With strong global economic growth and world grain stocks at record low levels, we believe that demand for fertilizer is likely to increase. The stock’s rapid run-up, however, prompted us to sell.

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Gilead Sciences Inc.	4.6%
Google Inc. Cl. A	4.6
Monsanto Co.	3.3
Cisco Systems Inc.	3.2
Apple Inc.	3.0
Research In Motion Ltd. (CAN)	3.0
Amazon.com Inc.	2.9
Microsoft Corp.	2.6
Hewlett-Packard Co.	2.5
Walt Disney Co.	2.5

Stock selection in health care benefited the Fund’s performance relative to the benchmark, as Gilead Sciences and Teva Pharmaceuticals advanced. Gilead continues to solidify its dominant franchise in HIV/AIDS therapeutics, and its AIDS revenue and Tamiflu royalty stream are helping to fund the development of pipeline products. Generic drug maker Teva is benefiting from an improved pricing environment, growing unit demand, industry consolidation, and favorable regulatory environment.

Information technology holdings detracted the most from Fund returns, as declines in Google and Microsoft more than offset Visa’s advance. Google fell on concerns about slowing growth in its “paid clicks”—the number of times users click on its sponsored search links. We believe the company will remain in an exceptional, if slower, phase of revenue and earnings growth and that its long-term valuation will be driven by significant growth in revenues, earnings, and cash flows. Its continued investment in capacity and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies. Microsoft fell on negative reaction to its plan to purchase Yahoo. We like the growth in Visa’s gross dollar volume (the total value of its cardholders’ transactions), as well as its net revenue yield, pricing power, and cost-cutting opportunities. The company’s dominant share in the U.S. debit market and marketing scale are also attractive.

SunPower and General Electric detracted from returns in the industrials sector. SunPower, which makes high-efficiency solar cells, has faced capacity constraints. We exited the stock in January. General Electric, which has been valued for its defensive characteristics in a period of increased market risk, declined on disappointing earnings and reduced guidance for 2008.

OUTLOOK AND STRATEGY

Moves to thwart credit turmoil from spreading to the real economy appear unlikely to forestall slower growth in the coming months. Fed, Treasury, and administration actions are designed to restore market confidence and limit the duration of any downturn. The next few months should see the initial benefits of tax rebates, and mortgage resets should be mitigated by reduced short-term interest rates. The balance sheets of many non-financial companies remain robust. The rescue of Bear Stearns signals a commitment to averting a debilitating deleveraging process, but recent Treasury reform proposals suggest regulation that could affect financial institution leveraging and returns.

For equity markets, the earnings outlook in a decelerating economy remains a risk. A resurgence in inflationary pressures due to persistently elevated commodity prices remains a concern as well. As growth investors, we are focused on the profit and cash flow generation outlook for our holdings. We have scaled back earnings projections for a number of companies in the portfolio to reflect a slower economy. On balance, though, we remain confident that the portfolio’s holdings are well capitalized and capable of generating earnings-per-share growth at a healthy premium to market averages.

This report contains the current opinions of Jennison Associates LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Capital Appreciation Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	012

Cusip	411511504

Ticker	HACAX

Inception Date	12-29-1987

Net Expense Ratio	0.67%

Total Net Assets (000s)	$7,795,217

ADMINISTRATIVE CLASS

Fund #	212

Cusip	411511827

Ticker	HRCAX

Inception Date	11-01-2002

Net Expense Ratio	0.92%

Total Net Assets (000s)	$258,119

INVESTOR CLASS

Fund #	412

Cusip	411511819

Ticker	HCAIX

Inception Date	11-01-2002

Net Expense Ratio	1.04%

Total Net Assets (000s)	$727,436

PORTFOLIO STATISTICS

	Portfolio	Benchmark*

Number of Holdings	59	686

Weighted Average Market Cap (MM)*	$74,770	$68,970

Price/Earning Ratio (P/E)*	25.7x	20.0x

Price/Book Ratio (P/B)*	4.4x	3.8x

Beta vs. Russell 1000® Growth Index*	1.13	1.00

Portfolio Turnover Rate—Unannualized	44%	N/A
(6-Month Period Ended 04-30-2008)

*	Portfolio statistics provided by Vestek.

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $50,000 INVESTMENT

For the period 05-01-1998 through 04-30-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Capital Appreciation Fund
Institutional Class	-9.66%	1.87%	10.65%	3.38%	12-29-1987
Comparative Indices
Russell 1000® Growth	-9.28	-0.23	9.52	1.66	—
S&P 500	-9.64	-4.68	10.62	3.89	—

Administrative and Investor Classes

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2002 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Capital Appreciation Fund
Administrative Class	-9.77%	1.65%	10.41%	9.80%	11-01-2002
Investor Class	-9.82	1.49	10.20	9.57	11-01-2002
Comparative Indices
Russell 1000® Growth	-9.28	-0.23	9.52	9.45	—
S&P 500	-9.64	-4.68	10.62	10.49	—

As stated in the Fund’s current prospectus, the expense ratios were 0.66% (Net) and 0.67% (Gross) (Institutional Class); 0.92% (Net) and 0.93% (Gross) (Administrative Class); and 1.04% (Net) and 1.05% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal half year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.8%)

COMMON STOCKS—98.2%

Shares		Value (000s)

AEROSPACE & DEFENSE—3.4%
1,967,100	Raytheon Co.	$125,835
2,424,090	United Technologies Corp.	175,674

		301,509

BEVERAGES—3.7%
3,434,200	Coca-Cola Co.	202,171
1,750,050	PepsiCo Inc.	119,931

		322,102

BIOTECHNOLOGY—6.1%
291,400	Celgene Corp.*	18,247
2,002,900	Genentech Inc.*	136,598
7,434,700	Gilead Sciences Inc.*	384,820

		539,665

CAPITAL MARKETS—4.9%
7,402,800	Charles Schwab Corp.	159,901
694,500	Goldman Sachs Group Inc.	132,906
1,734,500	Lazard Ltd. Shares A1	67,888

COMMON STOCKS—Continued

Shares		Value (000s)

CAPITAL MARKETS—Continued
1,343,400	Merrill Lynch & Co. Inc.	$66,942

		427,637

CHEMICALS—3.1%
2,413,100	Monsanto Co.	275,142

COMMUNICATIONS EQUIPMENT—9.3%
10,315,190	Cisco Systems Inc.*	264,482
4,332,000	Nokia OYJ Sponsored ADR (FIN)[2]	130,263
4,022,930	QUALCOMM Inc.	173,750
2,016,100	Research In Motion Ltd. (CAN)*	245,218

		813,713

COMPUTERS & PERIPHERALS—5.6%
1,413,920	Apple Inc.*	245,951
4,544,900	Hewlett-Packard Co.	210,656
1,480,900	NetApp Inc.*	35,838

		492,445

DIVERSIFIED FINANCIAL SERVICES—0.9%
1,230,200	NYSE Euronext	81,316

ELECTRICAL EQUIPMENT—1.2%
3,467,300	ABB Ltd	106,342

ENERGY EQUIPMENT & SERVICES—5.8%
582,400	First Solar Inc.*	170,055
3,206,800	Halliburton Co.	147,224
1,988,700	Schlumberger Ltd.	199,964

		517,243

FOOD & STAPLES RETAILING—5.0%
1,934,900	Costco Wholesale Corp.	137,862
3,296,200	CVS/Caremark Corp.	133,068
2,069,400	Wal-Mart Stores Inc.	119,984
1,487,700	Whole Foods Market Inc.[1]	48,558

		439,472

HEALTH CARE EQUIPMENT & SUPPLIES—5.7%
1,236,100	Alcon Inc.	195,304
3,050,700	Baxter International Inc.	190,120
1,583,400	Hologic Inc.[1]*	46,219
1,640,100	St. Jude Medical Inc.*	71,804

		503,447

HOTELS, RESTAURANTS & LEISURE—2.0%
634,400	Las Vegas Sands Corp.[1]*	48,354
3,669,700	Marriott International Inc. Cl. A1	125,871

		174,225

HOUSEHOLD PRODUCTS—1.9%
2,354,300	Colgate-Palmolive Co.	166,449

INDUSTRIAL CONGLOMERATES—1.7%
4,469,100	General Electric Co.	146,140

INTERNET & CATALOG RETAIL—2.7%
3,029,900	Amazon.com Inc.[1]*	238,241

INTERNET SOFTWARE & SERVICES—5.5%
2,775,600	Akamai Technologies Inc.[1]*	99,283
668,900	Google Inc. Cl. A*	384,143

		483,426

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

IT SERVICES—3.9%
3,632,100	Infosys Technologies Ltd. ADR (IND)[1],2	$158,687
2,229,300	VISA Inc.*	186,035

		344,722

LIFE SCIENCE TOOLS & SERVICES—2.2%
3,304,200	Thermo Fisher Scientific Inc[1]*	191,214

MEDIA—3.6%
5,876,200	News Corp. Cl. A	105,184
6,390,300	Walt Disney Co.	207,237

		312,421

MULTI-UTILITIES—0.5%
576,200	Veolia Environment SA Sponsored ADR (FR)[2]	41,746

MULTILINE RETAIL—0.5%
3,081,700	Saks Inc.[1]	40,093

OIL, GAS & CONSUMABLE FUELS—3.5%
751,800	Marathon Oil Corp.	34,259
2,228,900	Occidental Petroleum Corp.	185,467
2,018,200	Southwestern Energy Co.*	85,390

		305,116

PHARMACEUTICALS—7.9%
3,342,000	Abbott Laboratories	176,291
2,438,200	Elan Corp. plc ADR (IE)[2]*	64,100
4,071,200	Mylan Pharmaceuticals Inc.[1]*	53,618
1,591,200	Roche Holdings AG Sponsored ADR (SWS)[2]	131,995
2,883,400	Teva Pharmaceutical Industries Ltd. ADR (IL)[2]	134,885
3,003,700	Wyeth	133,575

		694,464

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.7%
961,400	Linear Technology Corp.[1]	33,610
1,187,400	NVIDIA Corp.*	24,457

		58,067

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—4.2%
4,079,150	Adobe Systems Inc.*	$152,111
7,616,540	Microsoft Corp.	217,224

		369,335

TEXTILES, APPAREL & LUXURY GOODS—2.7%
2,311,100	Coach Inc.*	82,206
2,289,500	Nike Inc. Cl. B	152,938

		235,144

TOTAL COMMON STOCKS (Cost $7,083,651)		8,620,836

SHORT-TERM INVESTMENTS—6.8%
Principal Amount (000s)
REPURCHASE AGREEMENTS
	Repurchase Agreement with State Street Corp. dated April 30, 2008 due May 1, 2008 at 1.350% collateralized by a US Treasury
$98,205	Note (market value $100,171)	98,205

Shares
SECURITIES LENDING COLLATERAL
502,374,885	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 2.820%)	502,375

TOTAL SHORT-TERM INVESTMENTS (Cost $600,580)		600,580

TOTAL INVESTMENTS—105.0% (Cost $7,684,231)		9,221,416

CASH AND OTHER ASSETS, LESS LIABILITIES—(5.0)%		(440,644)

TOTAL NET ASSETS—100.0%		$8,780,772

*	Non-income producing security.

1	A portion or all of this security was out on loan at April 30, 2008.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

(CAN)	Canada.

(FIN)	Finland.

(FR)	France.

(IE)	Ireland.

(IL)	Israel.

(IND)	India.

(SWS)	Switzerland.

The accompanying notes are an integral part of the financial statements.

Harbor Mid Cap Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

PORTFOLIO MANAGER

Michael T. Carmen, CFA, CPA

Since 2005

EQUITY RESEARCH ANALYST

Mario E. Abularach, CFA

Since 2006

Wellington Management has subadvised the Fund since September 20, 2005.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap companies with significant capital appreciation potential.

Michael T. Carmen

Management’s discussion of fund performance

MARKET REVIEW

Global equity markets fell for the six months ended April 30, 2008, amidst continued turmoil in U.S. bond and housing markets. The extended credit crunch contributed to the near collapse of large investment bank Bear Stearns. The U.S. Federal Reserve stepped in to sponsor the acquisition of Bear Stearns, lowered the federal funds rate by 250 basis points, or 2.50 percentage points, and introduced multiple programs aimed at improving liquidity. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk.

In this environment mid cap stocks outperformed large cap shares and widely outperformed small caps. However, the Russell Midcap® Growth Index was still down by more than 8% for the fiscal half year. Within the index, 9 of the 10 economic sectors posted negative returns. Energy was the sole positive contributor. Materials and consumer staples were the strongest among the other sectors, while the consumer discretionary and financials sectors delivered the weakest returns

PERFORMANCE

For the six months ended April 30, 2008, the Harbor Mid Cap Growth Fund generated returns of -12.28% (Institutional Class), -12.34% (Administrative Class), and -12.33% (Investor Class), lagging the Russell Midcap® Growth Index, which was down -8.44%. Weak stock selection in information technology, consumer discretionary, financials, and industrials contributed to the Fund’s underperformance. Positive stock selection in energy and materials partially offset this shortfall. Though the Fund trailed the benchmark for the six months, longer-term relative performance remained favorable.

In the first quarter of calendar year 2008, heightened uncertainty and rising risk aversion led investors to sell off stocks that we believe have significant upside potential. Within the consumer discretionary sector, shares in China-based digital advertising company Focus Media trended lower due to concerns about management changes, accounting practices, and mobile spamming. However, we believe the risk/reward potential for the stock remains attractive given the firm’s strong market position in the rapidly expanding Chinese media and advertising markets.

MF Global, a Bermuda-based independent derivatives broker, was the largest detractor in the financials sector. Its share price fell on investor concerns about the firm’s trading controls and liquidity position. We eliminated our position at the end of the fiscal half year as the stock recovered from its lows. Our largest detractor in the information technology sector was VeriFone Holdings. We eliminated the position, as our fundamental outlook deteriorated following an announcement that the company had overstated earnings due to an inventory accounting error.

Our largest positive contributors came from energy, where higher prices broadly benefited the sector. Shares of EOG Resources, an oil and natural gas exploration company, rose when management announced a large natural gas discovery in British Columbia and raised production forecasts for existing fields in Texas and Colorado. Shares in Chesapeake

Harbor Mid Cap Growth Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Western Union Co.	2.8%
Cummins Inc.	2.0
FLIR Systems Inc.	1.9
Chesapeake Energy Corp.	1.8
Pharmaceutical Product Development Inc.	1.7
EOG Resources Inc.	1.7
McKesson Corp.	1.6
Equinix Inc.	1.6
McAfee Inc.	1.6
Snap-on Inc.	1.6

Energy, an independent natural gas production company, rose when management increased production forecasts for 2008 and 2009, citing higher recovery expectations and increased drilling activity levels. Arch Coal benefited from extremely tight global coal markets, brought on by strong demand from the developing world and supply outages in major producing countries.

Other notable contributors included U.S. Steel and Flowserve. Domestic steel markets are poised to benefit from low inventories, falling imports, and attractive prices relative to global markets. Flowserve’s earnings exceeded expectations with strong demand from its customers in the global oil and gas end markets.

OUTLOOK AND STRATEGY

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, quality management will provide us with an opportunity to identify companies that we believe will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

Based on this investment philosophy, we utilize bottom-up fundamental analysis in the context of an opportunistic approach to investing. We consider a broad universe of stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in a sizeable increase in the Fund’s exposure to health care names as of April 30, 2008. We reduced exposure to information technology, eliminating two interactive software game companies, a semiconductor firm, and a hardware peripherals company. Our industrials weight also fell as we eliminated two solar power firms. At the end of the fiscal half year our financials exposure remained less than the benchmark, but we did establish two new positions in this sector.

We believe the U.S. economic environment will continue to be challenging for both domestic and global markets in 2008. The impact of tighter credit conditions and slowing U.S. imports will be felt unevenly throughout the world, but the emerging economies will remain economic growth leaders. We expect that aggressive Federal Reserve cuts and a weaker U.S. dollar will stimulate monetary policies abroad and should set the stage for improving global growth in 2009. U.S. inflation should be held back in the upcoming year by cyclical weakness, but upward pressures are likely to build toward the end of this decade, in our view.

This report contains the current opinions of Wellington Management Company, LLP and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Since the Fund may also hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Mid Cap Growth Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	019

Cusip	411511876

Ticker	HAMGX

Inception Date	11-01-2000

Net Expense Ratio	0.87%

Total Net Assets (000s)	$305,943

ADMINISTRATIVE CLASS

Fund #	219

Cusip	411511793

Ticker	HRMGX

Inception Date	11-01-2002

Net Expense Ratio	1.12%

Total Net Assets (000s)	$79,014

INVESTOR CLASS

Fund #	419

Cusip	411511785

Ticker	HIMGX

Inception Date	11-01-2002

Net Expense Ratio	1.25%

Total Net Assets (000s)	$137,211

PORTFOLIO STATISTICS

	Portfolio	Benchmark*

Number of Holdings	88	542

Weighted Average Market Cap (MM)*	$8,340	$9,384

Price/Earning Ratio (P/E)*	26.7x	23.7x

Price/Book Ratio (P/B)*	3.1x	3.6x

Beta vs. Russell Midcap® Growth Index*	1.16	1.00

Portfolio Turnover Rate— Unannualized	66%	N/A
(6-Month Period Ended 04-30-2008)

*	Portfolio statistics provided by Vestek.

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $50,000 INVESTMENT

For the period 11-01-2000 through 04-30-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Mid Cap Growth Fund
Institutional Class	-12.28%	4.36%	16.76%	0.06%	11-01-2000
Comparative Index
Russell Midcap® Growth	-8.44	-1.93	15.30	0.51	—

Administrative and Investor Classes

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2002 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Mid Cap Growth Fund
Administrative Class	-12.34%	4.02%	16.61%	17.36%	11-01-2002
Investor Class	-12.33	3.93	16.43	17.20	11-01-2002
Comparative Index
Russell Midcap® Growth	-8.44	-1.93	15.30	15.45	—

As stated in the Fund’s current prospectus, the expense ratios were 0.89% (Net) and 0.91% (Gross) (Institutional Class); 1.14% (Net) and 1.16% (Gross) (Administrative Class); and 1.27% (Net) and 1.29% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 8.8%)

COMMON STOCKS—91.2%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.3%
2,203	Safran (FR)	$47
112,700	Teledyne Technologies Inc.*	6,619

		6,666

AIR FREIGHT & LOGISTICS—1.2%
97,500	C.H. Robinson Worldwide Inc.[1]	6,111

BIOTECHNOLOGY—3.9%
129,200	Alkermes Inc.[1]*	1,606
154,600	Amylin Pharmaceuticals Inc.[1]*	4,264
100,625	Cephalon Inc.[1]*	6,280

COMMON STOCKS—Continued

Shares		Value (000s)

BIOTECHNOLOGY—Continued
58,300	ImClone Systems Inc.*	$2,720
82,200	Onyx Pharmaceuticals Inc.[1]*	2,890
123,100	Regeneron Pharmaceuticals, Inc.[1]*	2,415
34,200	ZymoGenetics Inc.[1]*	304

		20,479

CAPITAL MARKETS—1.8%
155,300	Invesco Ltd.	3,983
70,109	Julius Baer Holding Ltd. (SWS)	5,203

		9,186

CHEMICALS—1.9%
88,200	FMC Corp.	5,537
121,400	Terra Industries Inc.[1]*	4,596

		10,133

COMMERCIAL BANKS—0.4%
212,800	Huntington Bancshares Inc.[1]	1,998

COMMERCIAL SERVICES & SUPPLIES—1.6%
227,100	Covanta Holding Corp.[1]*	6,048
56,963	Mine Safety Appliances Company[1]	2,117

		8,165

COMMUNICATIONS EQUIPMENT—1.0%
158,900	NICE Systems Ltd. ADR (IL)[2]*	5,059

COMPUTERS & PERIPHERALS—1.3%
279,600	NetApp Inc.*	6,766

CONSTRUCTION & ENGINEERING—0.1%
18,700	AECOM Technology Corp.*	514

CONTAINERS & PACKAGING—4.5%
110,400	Ball Corp.	5,937
91,550	Owens-Illinois Inc.*	5,049
745,330	Rexam plc (UK)	6,635
230,800	Sealed Air Corp.[1]	5,837

		23,458

DIVERSIFIED CONSUMER SERVICES—1.1%
116,400	Apollo Group, Inc.	5,925

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.0%
267,600	FLIR Systems Inc.[1]*	9,187
1,397,200	Kingboard Chemical Holdings Ltd. (HK)	6,616

		15,803

FOOD & STAPLES RETAILING—2.7%
201,200	BJ’s Wholesale Club Inc.[1]*	7,670
190,300	SUPERVALU Inc.	6,299

		13,969

HEALTH CARE EQUIPMENT & SUPPLIES—4.5%
128,500	Hologic Inc.[1]*	3,751
137,800	Mindray Medical International Ltd. Cl. A Sponsored ADR (CHN)[1,2]	4,685
176,400	St. Jude Medical Inc.*	7,723
99,600	Zimmer Holdings Inc.*	7,386

		23,545

HEALTH CARE PROVIDERS & SERVICES—3.4%
120,500	Coventry Health Care Inc.*	5,390
155,700	McKesson Corp.	8,115
125,847	Patterson Companies Inc.*	4,304

		17,809

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

HOUSEHOLD DURABLES—2.9%
338,300	Jarden Corp.[1]*	$7,213
134,000	Snap-on Inc.	7,948

		15,161

INTERNET SOFTWARE & SERVICES—2.8%
87,900	Equinix Inc.[1]*	7,948
190,000	VeriSign Inc.[1]*	6,850

		14,798

IT SERVICES—3.8%
45,800	DST Systems Inc.[1]*	2,741
72,700	Global Payments Inc.	3,218
612,500	Western Union Co.	14,088

		20,047

LIFE SCIENCES TOOLS & SERVICES—2.9%
120,800	Charles River Laboratories International Inc.*	7,012
202,000	Pharmaceutical Product Development Inc.	8,367

		15,379

MACHINERY—6.5%
159,800	Cummins Inc.	10,011
46,510	Flowserve Corp.	5,771
116,500	PACCAR Inc.[1]	5,513
203,600	Pall Corp.	7,079
149,400	Titan International Inc.[1]	5,323

		33,697

MEDIA—4.8%
219,500	DreamWorks Animation SKG Cl. A*	6,137
208,300	Focus Media Holding Ltd. ADR (CHN)[1,2]*	7,684
181,900	Interactive Data Corp.	4,908
228,700	Marvel Entertainment Inc.[1]*	6,561

		25,290

METALS & MINING—4.2%
49,400	Freeport-McMoRan Copper & Gold Inc. CL B	5,619
237,900	Kinross Gold Corp. (CAN)	4,499
154,800	Steel Dynamics Inc.	5,395
43,200	United States Steel Corp.[1]	6,651

		22,164

MULTILINE RETAIL—1.2%
124,500	Kohl’s Corp.*	6,081

OIL, GAS & CONSUMABLE FUELS—10.3%
135,400	Arch Coal Inc.	7,767
217,100	Cameco Corp. (CAN)	7,596
168,400	Chesapeake Energy Corp.[1]	8,706
96,700	CONSOL Energy Inc.	7,829
63,200	EOG Resources Inc.[1]	8,246
108,400	Forest Oil Corp.*	6,388
81,700	Ultra Petroleum Corp.*	6,787

		53,319

PHARMACEUTICALS—4.3%
90,200	Auxilium Pharmaceuticals Inc.[1]*	2,774
133,050	Barr Pharmaceuticals Inc.*	6,683
218,777	Elan Corp. plc ADR (IE)[2]*	5,752
56,600	Medicines Co.[1]*	1,118
322,900	Shionogi & Co. Ltd. (JP)	6,198

		22,525

COMMON STOCKS—Continued

Shares		Value (000s)

ROAD & RAIL—1.6%
82,000	Con-way Inc.	$3,793
103,500	Kansas City Southern[1]*	4,666

		8,459

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.0%
130,100	Lam Research Corp.*	5,313

SOFTWARE—6.7%
193,000	BMC Software, Inc.*	6,709
238,900	McAfee Inc.*	7,943
188,500	Net 1 UEPS Technologies Inc.*	4,418
354,300	Nuance Communications Inc.*	7,185
46,360	Red Hat Inc.*	954
74,318	Ubisoft Entertainment SA (FR)*	7,496

		34,705

SPECIALTY RETAIL—3.2%
166,700	Advance Auto Parts Inc.	5,781
95,200	Dick’s Sporting Goods Inc.*	2,723
303,300	Gap Inc.	5,647
111,900	Staples Inc.	2,428

		16,579

TEXTILES, APPAREL & LUXURY GOODS—0.5%
148,400	Liz Claiborne Inc.[1]	2,625

THRIFTS & MORTGAGE FINANCE—0.5%
208,100	Washington Mutual Inc.[1]	2,558

WIRELESS TELECOMMUNICATION SERVICES—0.3%
89,000	MetroPCS Communications Inc.[1]*	1,748

TOTAL COMMON STOCKS (Cost $447,302)		476,034

SHORT-TERM INVESTMENTS—26.9%
Principal Amount (000s)
REPURCHASE AGREEMENTS
$40,694	Repurchase Agreement with Bank of America dated April 30, 2008 due May 1, 2008 at 1.900% collateralized by U.S. Treasury Notes (market value $40,696)	40,694

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued

Shares		Value (000s)

SECURITIES LENDING COLLATERAL
99,875,656	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 2.820%)	$99,876

TOTAL SHORT-TERM INVESTMENTS (Cost $140,570)		140,570

TOTAL INVESTMENTS—118.1% (Cost $587,872)		616,604

CASH AND OTHER ASSETS, LESS LIABILITIES—(18.1)%		(94,436)

TOTAL NET ASSETS—100.0%		$522,168

*	Non-income producing security.

1	A portion or all of this security was out on loan at April 30, 2008.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

(CAN)	Canada.

(CHN)	China.

(FR)	France.

(HK)	Hong Kong.

(IE)	Ireland.

(IL)	Israel.

(JP)	Japan.

(SWS)	Switzerland.

(UK)	United Kingdom.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management

Company LLC

One Financial Center

24th Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager

Since 2000

Arthur Bauernfeind

Since 2000

Ethan Meyers

Since 2000

Scott Emerman

Since 2002

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

William Muggia

Arthur Bauernfeind

Ethan Meyers

Scott Emerman

Management’s discussion of fund performance

MARKET REVIEW

A myriad of macroeconomic ills plagued U.S. investors over the past six months. A downturn in the U.S. economy, increasing inflationary pressures, and continuing tumult in the banking system weighed on financial markets. Despite a campaign of fiscal and monetary measures that was unprecedented in its intensity, U.S. equities posted double-digit losses across multiple economic sectors. Energy was the only economic sector to end the six months in positive territory.

PERFORMANCE

The Harbor Small Cap Growth Fund retreated -9.35% (Institutional Class), -9.48% (Administrative Class), and -9.51% (Investor Class) for the fiscal half year ended April 30, 2008, besting the Russell 2000® Growth index, which declined -14.14%. The Fund’s relative outperformance was driven by gains in technology and energy, which were the best absolute performers and the most meaningful contributors to aggregate returns. The biggest drag on overall relative results came from financials and consumer staples.

Information technology was a major source of relative gains. SkillSoft, an e-learning services company, reported results well ahead of consensus expectations as strong renewals and cross-selling success drove an acceleration in organic revenue growth. Cybersource, a company focused on electronic payment and risk management solutions for eCommerce merchants, posted superior earnings and revenue growth results and announced a 10-million-share buyback. Solera Holdings, a maker of software for the automobile insurance claims processing industry, traded up, fueled by increasing revenue growth and widening margins. We remain positive on Solera’s growth prospects, given its defensive, non cyclical business and its considerable exposure to the largely untapped auto insurance markets of Eastern Europe and South America.

Energy stocks, boosted by rising crude oil prices, advanced to record-high levels in the first few months of 2008. An overweighted position in the sector and exposure to select domestic natural gas and equipment & services stocks powered the Fund’s results. Recently purchased Complete Production Services Inc. demonstrated strong earnings results. The company provides equipment used in oil and gas exploration and production. Demand for its services expertise has increased as solid natural gas fundamentals have led to increased capital expenditure budgets from a variety of exploration and production companies. Quicksilver Resources Inc., a company focused on developing oil and gas reserves in the Barnett Shale in Texas and in the Canadian province of Alberta, reported better-than-consensus earnings results, raised 2008 production guidance, and announced record growth in reserve additions in 2007.

Consumer discretionary names added to relative returns, although results in the sector were mixed. Stock selection within education services was detrimental to overall performance.

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Nuance Communications Inc.	4.7%
Alexion Pharmaceuticals Inc.	4.3
Quicksilver Resources Inc.	3.5
Oil States International Inc.	3.4
Complete Production Services Inc.	3.3
SkillSoft plc ADR	3.3
RBC Bearings Inc.	3.2
Bare Escentuals Inc.	3.1
Superior Energy Services Inc.	2.7
PMC-Sierra Inc.	2.7

New Oriental Education, an English-language education company based in China, suffered a sharp sell-off in January after reporting earnings growth that was slightly lower than expected. The miss was due to higher-than-anticipated expenses, associated with a surge in the opening of new learning centers. The company’s long-term growth prospects remain unchanged, in our opinion. Corinthian Colleges Inc., which offers shorter-duration programs to working adults, declined dramatically in the first quarter of 2008, hurt by a flurry of negative headlines related to subprime student lending. We maintain the position, encouraged by recently reported results that showed accelerating student growth and better-than-expected revenues and earnings. Though the portfolio remains underweighted in consumer discretionary holdings, interesting growth opportunities have been discovered. Pier 1 Imports, a home furnishing retailer, was purchased in March and was additive to performance results.

A modest contribution to relative returns came from the health care sector. MGI PHARMA, an oncology-focused specialty pharmaceutical company, contributed to the Fund’s outperformance after agreeing to be acquired by Japanese drug maker Eisai. Nighthawk Radiology was one of the most significant detractors from performance. The remote radiological services company posted modestly disappointing quarterly earnings growth and announced the departure of its chief operating officer and chief financial officer. Comfort with the management team was a critical component of our investment thesis; consequently, the stock has been sold. Vanda Pharmaceuticals, focused on development of drug candidates for central nervous system disorders, suffered after the company’s management announced a $100 million convertible stock offering. Results from clinical studies of Vanda’s drug candidates, published shortly after, were very encouraging and we remain confident that the company’s main product for the treatment of schizophrenia, Iloperidone, will be commercially launched in 2009.

Performance within financials was disappointing, as our investments in the sector lagged the index. Signature Bank declined after reporting a slight earnings miss due to securities write-downs, net interest margin declines, and credit deterioration. In a difficult environment for banks, we believe Signature Bank is in a position to demonstrate accelerating loan growth. Consumer staples had a restraining effect on portfolio returns. The performance shortfall was due mostly to Agria, a China-based agricultural products company traded in the U.S. We remain positive on the long-term outlook for the agriculture and food market in China and believe the company has good prospects to increase its presence in the highly fragmented seed market in China with proprietary hybrid products.

OUTLOOK AND STRATEGY

We are optimistic about prospects for U.S. equities in light of what we see as reasonable valuations, a more stable financing environment, and the ultimate impact of monetary policy on the domestic economy. As of the end of April, the portfolio remained overweighted in technology, health care, and energy, relative to the index, and underweighted in financials and consumer discretionary names. While this positioning reflects our investment committee’s view of the current macroeconomic environment, the sector weights are not the deciding factor in our investment process. In the past six months we initiated 12 new positions and added to high-conviction holdings across seven different economic sectors.

This report contains the current opinions of Westfield Capital Management Company LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in about 60-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Small Cap Growth Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	010

Cusip	411511868

Ticker	HASGX

Inception Date	11-01-2000

Net Expense Ratio	0.83%

Total Net Assets (000s)	$498,669

ADMINISTRATIVE CLASS

Fund #	210

Cusip	411511769

Ticker	HRSGX

Inception Date	11-01-2002

Net Expense Ratio	1.08%

Total Net Assets (000s)	$34,926

INVESTOR CLASS

Fund #	410

Cusip	411511777

Ticker	HISGX

Inception Date	11-01-2002

Net Expense Ratio	1.21%

Total Net Assets (000s)	$33,023

PORTFOLIO STATISTICS

	Portfolio	Benchmark*

Number of Holdings	59	1,258

Weighted Average Market Cap (MM)*	$1,911	$1,571

Price/Earning Ratio (P/E)*	33.6x	32.0x

Price/Book Ratio (P/B)*	3.2x	3.0x

Beta vs. Russell 2000® Growth Index*	0.91	1.00

Portfolio Turnover Rate—Unannualized	28%	N/A
(6-Month Period Ended 04-30-2008)

*	Portfolio statistics provided by Vestek.

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $50,000 INVESTMENT

For the period 11-01-2000 through 04-30-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Small Cap Growth Fund
Institutional Class	-9.35%	0.75%	13.72%	7.43%	11-01-2000
Comparative Index
Russell 2000® Growth	-14.14	-6.70	13.33	1.05	—

Administrative and Investor Classes

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2002 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Small Cap Growth Fund
Administrative Class	-9.48%	0.53%	13.45%	12.97%	11-01-2002
Investor Class	-9.51	0.37	13.25	12.79	11-01-2002
Comparative Index
Russell 2000® Growth	-14.14	-6.70	13.33	13.56	—

As stated in the Fund’s current prospectus, the expense ratios were 0.82% (Net) and 0.84% (Gross) (Institutional Class); 1.07% (Net) and 1.08% (Gross) (Administrative Class) and 1.20% (Net) and 1.21% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.5%)

COMMON STOCKS—97.5%

Shares		Value (000s)

BIOTECHNOLOGY—9.8%
324,300	Alexion Pharmaceuticals Inc.*	$22,824
850,700	Human Genome Sciences Inc.*	5,572
364,200	OSI Pharmaceuticals Inc.*	12,620
87,100	United Therapeutics Corp.*	7,360
445,300	Vanda Pharmaceuticals Inc.*	1,572
209,300	Vertex Pharmaceuticals Inc.*	5,341

		55,289

COMMERCIAL BANKS—1.7%
375,100	Signature Bank*	9,895

COMMERCIAL SERVICES & SUPPLIES—2.1%
448,900	GEO Group Inc.*	11,873

COMMUNICATIONS EQUIPMENT—2.0%
442,900	Polycom Inc.*	9,921
119,100	Riverbed Technology Inc.*	1,628

		11,549

CONSTRUCTION & ENGINEERING—1.5%
236,000	Perini Corp.*	8,538

COMMON STOCKS—Continued

Shares		Value (000s)

DIVERSIFIED CONSUMER SERVICES—4.4%
77,400	American Public Education Inc.*	$2,493
515,779	Corinthian Colleges Inc.*	5,854
127,100	New Oriental Education & Technology Group Inc. ADR (CHN)*[1]	9,540
1,004,400	Stewart Enterprises Inc. Cl. A	6,860

		24,747

ENERGY EQUIPMENT & SERVICES—13.0%
652,200	Complete Production Services Inc.*	17,616
201,210	Exterran Holdings Inc.*	13,439
198,600	NATCO Group Inc. Cl. A*	10,049
361,800	Oil States International Inc.*	18,112
321,800	Superior Energy Services Inc.*	14,281

		73,497

FOOD PRODUCTS—0.4%
551,800	Agria Corp. ADR (CHN)*	2,389

HEALTH CARE EQUIPMENT & SUPPLIES—5.7%
694,600	ev3 Inc.*	5,772
505,507	Immucor Inc.*	13,639
337,600	Masimo Corp.*	9,841
222,700	Palomar Medical Technologies Inc.*	3,140

		32,392

HEALTH CARE PROVIDERS & SERVICES—2.1%
335,200	Gentiva Health Services Inc.*	7,287
333,000	Sun Healthcare Group Inc.*	4,379

		11,666

HOTELS, RESTAURANTS & LEISURE—3.6%
712,128	Texas Roadhouse Inc.*	8,403
337,600	WMS Industries Inc.	12,218

		20,621

INSURANCE—0.8%
187,600	Tower Group Inc.	4,407

INTERNET SOFTWARE & SERVICES—5.4%
718,800	CyberSource Corp.*	13,046
1,735,776	SkillSoft plc ADR (IE)*[1]	17,445

		30,491

IT SERVICES—1.5%
1,173,800	Sapient Corp.*	8,357

LIFE SCIENCES TOOLS & SERVICES—2.0%
147,600	Dionex Corp.*	11,546

MACHINERY—5.4%
410,804	Actuant Corp. Cl. A	13,914
418,008	RBC Bearings Inc.*	16,708

		30,622

METALS & MINING—1.0%
394,500	Horsehead Holding Corp.*	5,531

OIL, GAS & CONSUMABLE FUELS—6.9%
162,100	Aegean Marine Petroleum Network Inc. (GRC)	5,896
94,400	Carrizo Oil & Gas, Inc.*	5,993
144,000	Foundation Coal Holdings Inc.	8,637
447,700	Quicksilver Resources Inc.*	18,575

		39,101

PERSONAL PRODUCTS—2.9%
730,900	Bare Escentuals Inc.*	16,672

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

PHARMACEUTICALS—3.3%
1,277,800	Adolor Corp.*	$6,236
545,700	Medicines Co.*	10,778
611,100	Santarus Inc.*	1,638

		18,652

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.0%
422,300	DiamondRock Hospitality Co.	5,384

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.8%
388,450	ATMI Inc.*	11,436
935,915	ON Semiconductor Corp.*	6,991
1,824,600	PMC-Sierra Inc.*	14,177

		32,604

SOFTWARE—11.2%
532,519	Informatica Corp.*	8,499
373,973	Net 1 UEPS Technologies Inc. (S. AFR)*	8,766
1,219,800	Nuance Communications Inc.*	24,738
735,700	Quest Software Inc.*	9,800
246,900	Solera Holdings Inc.*	6,372
264,773	Verint Systems Inc.*	5,282

		63,457

SPECIALTY RETAIL—1.4%
461,000	Bebe Stores Inc.	4,605
441,400	Pier 1 Imports, Inc.*	3,443

		8,048

COMMON STOCKS—Continued

Shares		Value (000s)

TEXTILES, APPAREL & LUXURY GOODS—1.2%
430,800	Iconix Brand Group Inc.*	$6,858

TRADING COMPANIES & DISTRIBUTORS—1.4%
418,700	Interline Brands Inc.*	8,102

TOTAL COMMON STOCKS (Cost $467,482)		552,288

SHORT-TERM INVESTMENTS—2.5%
(Cost $14,493)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$14,493	Repurchase Agreement with State Street Corp. dated April 30, 2008 due May 1, 2008 at 1.450% collateralized by Federal Home Loan Bank Notes (market value $14,785)	14,493

TOTAL INVESTMENTS—100.0% (Cost $481,975)		566,781

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		(163)

TOTAL NET ASSETS—100.0%		$566,618

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

(CHN)	China.

(GRC)	Greece.

(IE)	Ireland.

(S. AFR)	South Africa.

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

NorthPointe Capital, LLC

101 West Big Beaver Road

Suite 745

Troy, MI 48084

PORTFOLIO MANAGER

Carl Wilk, CFP

Since 2006

NorthPointe has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

Carl Wilk, CFP

Management’s discussion of

fund performance

MARKET REVIEW

Equities were under selling pressure during the six months ended April 30, 2008, with small-cap stocks trailing both large-cap and mid-cap shares. Within the small-cap universe the Russell 2000® Growth Index lagged its value and core counterparts as commodity-oriented and deep cyclical-oriented stocks experienced cash inflows. The market weakness was broad based as energy was the only sector to post a positive return. Investors continued to be concerned about the credit crunch as well as the possibility of the U.S. economy entering into a recession. As a result, commodities continued to attract investment dollars, pushing their prices to record levels. However, there is reason for optimism as monetary and fiscal policy has been quite expansive. In the view of some economists, this could lead to a pick-up in economic activity as the year progresses, which should benefit equities.

PERFORMANCE

The Harbor Small Company Growth Fund returned -21.59% (Institutional Class), -21.61% (Administrative Class), and -21.74% (Investor Class) for the fiscal half year ended April 30, 2008, versus our benchmark, the Russell 2000® Growth Index, which declined -14.14%.

The Fund underperformed despite our focus on managing individual stock risk and our concentration on finding high quality stocks trading at attractive valuations, as many of our companies forecast lower earnings growth due to macroeconomic conditions. From a sector perspective, detractors to performance included technology (28% of the Fund), industrials (16%), and consumer discretionary (19%). The Fund was overweight in the technology and consumer discretionary sectors while relatively neutral in industrials, all with respect to the benchmark.

Our investment philosophy is bottom-up, fundamental research. Consequently, we rely on individual stock selection to drive our investment results. In this regard, the most significant individual detractors to performance included Crocs Inc., Obagi Medical Inc., and SiRF Technology Holdings. Shares of Crocs, a specialty apparel company, declined after the company announced a weaker-than-expected financial outlook. Skin care product maker Obagi Medical also reduced its projected revenue and earnings expectations. Finally, shares of SiRF Technology Holdings, a supplier of global positioning system semi-conductor solutions, declined due to concerns about the impact of consumer weakness on future financial results. A consistent theme that emerged during the fiscal half year is that higher gasoline and other commodity prices and broader macroeconomic pressures impacting the U.S. economy have led to a decline in consumer spending. We continue to own Crocs and Obagi Medical due to company-specific initiatives that we believe will lead to better-than-anticipated growth.

The top performing sectors in the portfolio included financials (12% weighting) and consumer staples (2% weighting), where stock selection was the primary driver of outperformance. With respect to the benchmark, the Fund was overweight in financials

Harbor Small Company Growth Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Scientific Games Corp. Cl. A	2.6%
Silicon Motion Technology Corp. ADR	2.4
World Acceptance Corp.	2.2
FCStone Group Inc.	2.2
ON Semiconductor Corp.	2.2
Diodes Inc.	2.1
Cynosure Inc.	2.0
Interwoven Inc.	2.0
LKQ Corp.	2.0
TTM Technologies Inc.	2.0

and underweight in consumer staples. The biggest contributors to the Fund’s performance were Adams Respiratory Therapeutics, Inc., World Acceptance Corp., and FC Stone Group. Adams Respiratory Therapeutics, a specialty pharmaceutical company focused on the treatment of respiratory disorders, was acquired during the fiscal half year. World Acceptance Corp. and FC Stone Group provide financial products and services to institutions. Both benefited from a slight moderation in the credit environment as well as from solid operational execution, resulting in better-than-expected financial results. We continue to own the latter two stocks due to their strong growth profiles.

As of April 30, 2008, relative to the benchmark, our portfolio was underweight in energy, materials, and health care. We were overweight in consumer discretionary, technology, and financials as we believe these sectors have good fundamentals and attractive valuations. Our largest holdings were LKQ Corp. (in the consumer discretionary sector), World Acceptance Corp. (financials), and Cash America International (financials).

OUTLOOK AND STRATEGY

Many of the issues that plagued calendar year 2007 have carried over to 2008. A slowing economy, credit concerns, and weakening consumer demand are likely to make 2008 a challenging year, especially for small capitalization stocks. Current market trends may persist in the near term. However, any improvement in the credit or macroeconomic environment could provide relief for equities. Consistent with our investment philosophy, we continue to apply our rigorous investment process to identify best-in-class companies with solid current fundamentals. As a result, we feel that the portfolio is well positioned relative to the benchmark, with earnings growth, as well as profitability, in excess of the benchmark holdings, while selling at reasonable valuation levels. These characteristics have been a hallmark of our investment style for many years, regardless of prevailing market conditions. The portfolio is positioned as relatively sector neutral as we prefer to let our stock selection drive performance. Consistent with our experience, we expect the market to reward a disciplined approach to buying well-managed growth companies.

This report contains the current opinions of NorthPointe Capital, LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Investing in mutual funds involves market risk, including loss of principal. There is no assurance that the investment objective will be achieved.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Small Company Growth Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	026

Cusip	411511496

Ticker	HGSCX

Inception Date	02-01-2006

Net Expense Ratio	0.87%

Total Net Assets (000s)	$12,375

ADMINISTRATIVE CLASS

Fund #	226

Cusip	411511470

Ticker	HSGRX

Inception Date	02-01-2006

Net Expense Ratio	1.12%

Total Net Assets (000s)	$6,374

INVESTOR CLASS

Fund #	426

Cusip	411511488

Ticker	HSGIX

Inception Date	02-01-2006

Net Expense Ratio	1.25%

Total Net Assets (000s)	$9,959

PORTFOLIO STATISTICS

	Portfolio	Benchmark*

Number of Holdings	73	1,258

Weighted Average Market Cap (MM)*	$1,101	$1,571

Price/Earning Ratio (P/E)*	27.4x	32.0x

Price/Book Ratio (P/B)*	2.5x	3.0x

Beta vs. Russell 2000® Growth Index*	0.97	1.00

Portfolio Turnover Rate—Unannualized	62%	N/A
(6-Month Period Ended 04-30-2008)

*	Portfolio statistics provided by Vestek.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

Harbor Small Company Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $50,000 INVESTMENT

For the period 02-01-2006 through 04-30-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Small Company Growth Fund
Institutional Class	-21.59%	-16.49%	—%	-4.02%	02-01-2006
Comparative Index
Russell 2000® Growth	-14.14	-6.70	13.33	0.63	—

Administrative and Investor Classes

GROWTH OF A $10,000 INVESTMENT

For the period 02-01-2006 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Small Company Growth Fund
Administrative Class	-21.61%	-16.49%	—%	-4.26%	02-01-2006
Investor Class	-21.74	-16.70	—	-4.40	02-01-2006
Comparative Index
Russell 2000® Growth	-14.14	-6.70	13.33	0.63	—

As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Net) and 1.71% (Gross) (Institutional Class); 1.12% (Net) and 1.96% (Gross) (Administrative Class); and 1.24% (Net) and 2.08% (Gross) (Investor Class). The net expense ratios are contractually capped until 02-28-2009. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor Small Company Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.7%)

COMMON STOCKS—95.3%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.0%
15,320	LMI Aerospace Inc.*	$294

AIR FREIGHT & LOGISTICS—1.5%
7,050	Atlas Air Worldwide Holdings Inc.*	428

CAPITAL MARKETS—3.6%
14,154	FCStone Group Inc.*	586
41,265	Penson Worldwide Inc.	449

		1,035

CHEMICALS—1.0%
10,594	Zoltek Companies, Inc.*	283

COMMERCIAL SERVICES & SUPPLIES—3.4%
21,443	Cenveo Inc.	220
8,621	GeoEye Inc.	199

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL SERVICES & SUPPLIES—Continued
22,870	Hill International Inc.*	$330
34,285	On Assignment Inc.	241

		990

COMMUNICATIONS EQUIPMENT—5.2%
6,015	Ciena Corp.*	203
10,365	CommScope Inc.*	493
32,830	Harmonic Inc.*	272
23,690	Polycom Inc.*	531

		1,499

CONSTRUCTION & ENGINEERING—1.8%
12,090	Northwest Pipe Co.*	514

CONSUMER FINANCE—4.5%
4,738	Cash America International Inc.	193
41,391	EZCORP Inc. Cl. A*	502
15,127	World Acceptance Corp.*	596

		1,291

DISTRIBUTORS—1.9%
24,700	LKQ Corp.*	537

DIVERSIFIED CONSUMER SERVICES—1.4%
34,000	INVESTools Inc.	394

ELECTRICAL EQUIPMENT—1.3%
10,865	Woodward Governor Co.	382

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.9%
40,065	TTM Technologies Inc.	533

ENERGY EQUIPMENT & SERVICES—4.4%
27,660	Key Energy Services Inc.*	379
15,710	Pioneer Drilling Co.*	257
6,070	Superior Energy Services Inc.*	269
9,880	Willbros Group Inc. (PAN)*	357

		1,262

FOOD & STAPLES RETAILING—1.8%
8,535	Central European Distribution Corp.*	520

HEALTH CARE EQUIPMENT & SUPPLIES—2.9%
20,740	Cynosure Inc.	540
16,390	Greatbatch Inc.	298

		838

HEALTH CARE PROVIDERS & SERVICES—6.1%
17,537	Bio-Reference Laboratories Inc.*	441
12,834	Genoptix Inc.*	352
16,655	inVentiv Health Inc.	495
27,740	PharMerica Corp.*	472

		1,760

HEALTH CARE TECHNOLOGY—1.1%
17,120	Phase Forward Inc.*	315

HOTELS, RESTAURANTS & LEISURE—4.5%
19,917	Monarch Casino & Resort Inc.*	264
25,042	Scientific Games Corp. Cl. A*	705
28,000	Texas Roadhouse Inc.*	330

		1,299

HOUSEHOLD DURABLES—1.4%
19,023	Jarden Corp.*	406

INSURANCE—0.9%
11,955	National Interstate Corp.	272

INTERNET SOFTWARE & SERVICES—8.7%
6,620	Bankrate, Inc.*	345
28,110	CyberSource Corp.*	510
47,635	Interwoven Inc.*	536

Harbor Small Company Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INTERNET SOFTWARE & SERVICES—Continued
19,615	j2 Global Communications Inc.*	$420
39,109	TheStreet.com Inc.	305
43,103	Website Pros Inc.	388

		2,504

LEISURE EQUIPMENT & PRODUCTS—1.0%
20,966	Callaway Golf Co.	288

LIFE SCIENCES TOOLS & SERVICES—0.7%
4,635	Kendle International Inc.	198

MACHINERY—4.6%
11,235	Actuant Corp. Cl. A	381
39,100	Flow International Corp.	392
4,550	Hurco Co. Inc.*	208
8,582	Robbins & Myers Inc.	342

		1,323

MARINE—2.3%
4,250	DryShips Inc. (GRC)	351
28,205	Horizon Lines Inc.	298

		649

MEDIA—1.0%
15,510	DG FastChannel	289

PHARMACEUTICALS—2.7%
33,600	Obagi Medical Products Inc.	269
26,672	Sciele Pharma Inc.	514

		783

ROAD & RAIL—2.6%
24,210	Heartland Express, Inc.	375
12,170	Old Dominion Freight Line Inc.	374

		749

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—9.4%
21,220	Diodes Inc.*	573
69,105	Emcore Corp.	427
9,212	Monolithic Power Systems Inc.*	211
78,250	ON Semiconductor Corp.*	585
37,400	Silicon Motion Technology Corp. ADR (TW)[1]*	652
20,840	Ultra Clean Holdings Inc.*	223

		2,671

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—4.9%
30,780	Double-Take Software, Inc.*	$458
38,852	Radiant Systems Inc.	524
48,071	Smith Micro Software Inc.*	415

		1,397

SPECIALTY RETAIL—2.6%
3,235	Gymboree Corp.	140
11,370	Jos. A. Bank Clothiers Inc.*	278
15,790	Zumiez Inc.	331

		749

TEXTILES, APPAREL & LUXURY GOODS—3.2%
29,240	Crocs Inc.*	299
20,820	Iconix Brand Group Inc.*	331
14,845	Volcom Inc.*	282

		912

TOTAL COMMON STOCKS (Cost $28,759)		27,364

SHORT-TERM INVESTMENTS—2.5%
(Cost $723)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$723	Repurchase Agreement with State Street Corp. dated April 30, 2008 due May 1, 2008 at 1.450% collateralized by Federal Home Loan Mortgage Corp. (market value $740)	723

TOTAL INVESTMENTS—97.8% (Cost $29,482)		28,087

CASH AND OTHER ASSETS, LESS LIABILITIES—2.2%		621

TOTAL NET ASSETS—100.0%		$28,708

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

(PAN)	Panama.

(GRC)	Greece.

(TW)	Taiwan.

The accompanying notes are an integral part of the financial statements.

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Cohen & Steers Capital Management, Inc.

280 Park Avenue

10th Floor

New York, NY 10017

PORTFOLIO MANAGER

Richard E. Helm, CFA

Since 2007

Cohen & Steers has subadvised the Fund

since June 19, 2007.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks.

Richard E. Helm

Management’s discussion of fund performance

MARKET REVIEW

The fiscal half year ended April 30, 2008, was decidedly negative for U.S. equities. The bulk of the decline occurred in the first half of the period, as concerns over the credit crisis and its potential to harm the broad economy intensified. Investors sold stocks amid a fresh wave of large write-downs from major banks and a slowing economy; GDP growth came in at only 0.6% for the fourth quarter of 2007, down from a 3% to 4% pace in the previous two quarters. Market conditions improved in April, in the wake of Federal Reserve actions that eased liquidity concerns somewhat.

The Fed lowered short-term interest rates from 4.50% at the start of the fiscal half year to 2.00% by the end of April in an aggressive response to weak economic data and instability in global financial markets. The Fed also announced new programs aimed at easing the credit crunch, including lending up to $200 billion in Treasury securities to banks in exchange for illiquid mortgage-backed bonds as collateral. In March, the Fed’s role in the acquisition of Bear Stearns by JPMorgan Chase also helped investor sentiment improve, and stocks rallied in April.

Most sectors within the Russell 1000® Value Index declined. Financial services stocks (which had a total return during the fiscal half year of -19%) underperformed, with wide performance swings in response to news both good and bad. Technology and telecommunications stocks underperformed (down -21% and -14%, respectively) as investors avoided companies associated with longer-term growth but shorter-term risk. The top-performing sector was energy (+7%), buoyed by strong oil and natural gas prices, followed by consumer staples (-1%), a defensive sector that often outperforms in difficult periods for stocks.

PERFORMANCE

The Harbor Large Cap Value Fund outpaced its benchmark by a substantial margin for the six months ended April 30. The Fund returned -5.24% (Institutional Class), -5.28% (Administrative Class), and -5.43% (Investor Class), compared with the -9.83% return by the Russell 1000® Value Index.

While the Fund declined, it outperformed both the value benchmark and the broader market. We attribute this to our emphasis on higher-quality companies as measured by such factors as strong market position, healthy balance sheets, and the ability to increase dividends over time. Amid heightened uncertainty, these stocks outperformed lower-quality stocks, as they have over the past year.

From a sector standpoint, stock selection was favorable in financial services, where we held a diverse mix of banks, insurance companies, asset managers, and REITs. Stock selection within health care helped performance, as we did not own managed care companies, which are less attractive from a dividend-growth perspective. The Fund’s consumer discretionary, technology, utilities, industrials, consumer staples, and telecommunications holdings outperformed as well. Our overweight in technology and underweight and stock selection in energy detracted from the Fund’s relative performance.

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Abbott Laboratories	2.8%
JPMorgan Chase & Co.	2.8
Procter & Gamble Co.	2.7
Exxon Mobil Corp.	2.7
Aflac Inc.	2.7
FPL Group Inc.	2.6
General Dynamics Corp.	2.5
Bank of America Corp.	2.4
Medtronic Inc.	2.4
General Electric Co.	2.4

OUTLOOK AND STRATEGY

We expect the economy to grow at a slow pace at best over the next few months, before picking up late in the year as monetary and fiscal stimulus takes fuller hold. Despite lackluster economic growth, we believe that the environment for equities could be supportive. Earnings growth is projected to stay positive, the unemployment rate is at a historically below-average 5% level (although we are carefully monitoring job trends), and corporations are in strong financial health.

Against this backdrop, a further easing of liquidity concerns could prove beneficial. In our view, even a weak but stable U.S. dollar at current levels would begin to attract foreign capital and ease liquidity concerns in the broader economy.

We feel there is excellent value in certain sectors of the market. For example, although consumer staples have outperformed over the past six months, they currently trade at attractive levels relative to their stable and future earnings and dividend growth. At the same time, we feel that sentiment towards the utilities sector is likely to be more negative going forward; given low overall interest rates, a perception that rates will be rising would likely hinder those companies.

This report contains the current opinions of Cohen & Steers Capital Management, Inc. and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund typically invests in approximately 60 to 80 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Large Cap Value Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	013

Cusip	411511603

Ticker	HAVLX

Inception Date	12-29-1987

Net Expense Ratio	0.68%

Total Net Assets (000s)	$163,974

ADMINISTRATIVE CLASS

Fund #	213

Cusip	411511751

Ticker	HRLVX

Inception Date	11-01-2002

Net Expense Ratio	0.93%

Total Net Assets (000s)	$25,868

INVESTOR CLASS

Fund #	413

Cusip	411511744

Ticker	HILVX

Inception Date	11-01-2002

Net Expense Ratio	1.05%

Total Net Assets (000s)	$107,859

PORTFOLIO STATISTICS

	Portfolio	Benchmark*

Number of Holdings	85	619

Weighted Average Market Cap (MM)*	$93,600	$107,160

Price/Earning Ratio (P/E)*	15.2x	23.1x

Price/Book Ratio (P/B)*	2.4x	1.9x

Beta vs. Russell 1000® Value Index*	0.88	1.00

Portfolio Turnover Rate—Unannualized	53%	N/A
(6-Month Period Ended 04-30-2008)

*	Portfolio statistics provided by Vestek.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $50,000 INVESTMENT

For the period 05-01-1998 through 04-30-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 4-30-2008
Harbor Large Cap Value Fund
Institutional Class	-5.24%	2.29%	12.77%	5.55%	12-29-1987
Comparative Index
Russell 1000® Value	-9.83	-8.97	12.85	5.97	—

Administrative and Investor Classes

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2002 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 4-30-2008
Harbor Large Cap Value Fund
Administrative Class	-5.28%	2.13%	12.57%	11.95%	11-01-2002
Investor Class	-5.43	1.89	12.32	11.69	11-01-2002
Comparative Index
Russell 1000® Value	-9.83	-8.97	12.85	12.66	—

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.72% (Gross) (Institutional Class); 0.93% (Net) and 0.98% (Gross) (Administrative Class); and 1.06% (Net) and 1.09% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.2%)

COMMON STOCKS—95.8%

Shares		Value (000s)

AEROSPACE & DEFENSE—5.1%
41,000	Boeing Co.	$3,479
69,500	General Dynamics Corp.	6,284
50,900	Lockheed Martin Corp.	5,397

		15,160

AIR FREIGHT & LOGISTICS—0.9%
37,800	United Parcel Service Inc. Cl. B	2,737

AIRLINES—1.0%
276,100	Cathay Pacific Airways Ltd. ADR (HK)[1]	2,878

BEVERAGES—1.2%
42,700	Diageo plc ADR (UK)[1]	3,497

CAPITAL MARKETS—4.0%
13,200	BlackRock Inc. Cl. A	2,664
83,700	Blackstone Group L.P.	1,563
29,200	Franklin Resources Inc.	2,778
44,800	Merrill Lynch & Co. Inc.	2,232
56,300	Morgan Stanley	2,736

		11,973

CHEMICALS—1.3%
33,800	Dow Chemical Co.	1,357
22,700	Monsanto Co.	2,588

		3,945

COMMERCIAL BANKS—5.4%
47,400	HSBC Holdings plc ADR (UK)[1]	4,114
136,600	U.S. Bancorp	4,629
68,000	Wachovia Corp.	1,982
183,600	Wells Fargo & Co.	5,462

		16,187

COMMUNICATIONS EQUIPMENT—3.8%
157,400	Corning Inc.	4,204
53,300	Harris Corp.	2,880
92,900	Nokia OYJ Sponsored ADR (FIN)[1]	2,794
31,900	QUALCOMM Inc.	1,378

		11,256

COMPUTERS & PERIPHERALS—1.6%
17,000	International Business Machines Corp.	2,052
138,400	Seagate Technology	2,612

		4,664

CONSTRUCTION MATERIALS—0.9%
26,700	Holcim Ltd.—Registered (SWS)	2,626

DIVERSIFIED FINANCIAL SERVICES—5.5%
164,300	Bank of America Corp.	6,168
128,000	Citigroup Inc.	3,235
148,500	JPMorgan Chase & Co.	7,076

		16,479

DIVERSIFIED TELECOMMUNICATION SERVICES—2.8%
107,100	AT&T Inc.	4,146
111,400	Verizon Communications Inc.	4,287

		8,433

ELECTRIC UTILITIES—5.2%
72,400	E.ON AG ADR (GER)[1]	4,771
47,800	Exelon Corp.	4,086
98,800	FPL Group Inc.	6,549

		15,406

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ENERGY EQUIPMENT & SERVICES—3.2%
33,700	Baker Hughes Inc.	$2,726
41,200	Schlumberger Ltd.	4,143
17,759	Transocean Inc.	2,619

		9,488

FOOD & STAPLES RETAILING—1.4%
28,000	Costco Wholesale Corp.	1,995
35,600	Wal-Mart de Mexico SAB de CV ADR (MEX)[1]	1,431
12,000	Wal-Mart Stores Inc.	699

		4,125

FOOD PRODUCTS—0.9%
57,500	Archer Daniels Midland Co.	2,533

GAS UTILITIES—0.9%
47,400	Sempra Energy	2,686

HEALTH CARE EQUIPMENT & SUPPLIES—2.0%
125,300	Medtronic Inc.	6,100

HOTELS, RESTAURANTS & LEISURE—1.3%
31,700	Carnival Corp.	1,273
12,500	McDonald’s Corp.	745
45,700	Yum! Brands Inc.	1,859

		3,877

HOUSEHOLD PRODUCTS—2.3%
103,200	Procter & Gamble Co.	6,920

INDUSTRIAL CONGLOMERATES—2.0%
185,000	General Electric Co.	6,050

INSURANCE—9.3%
76,500	ACE Ltd.	4,611
101,400	Aflac Inc.	6,760
87,000	Allstate Corp.	4,381
114,600	American International Group Inc.	5,295
241,400	HCC Insurance Holdings Inc.	5,958
12,200	MetLife Inc.	742

		27,747

LEISURE EQUIPMENT & PRODUCTS—0.5%
72,300	Mattel Inc.	1,356

MACHINERY—0.7%
44,150	PACCAR Inc.	2,089

MEDIA—1.6%
145,100	Walt Disney Co.	4,706

METALS & MINING—0.6%
55,600	Alcoa Inc.	1,934

MULTILINE RETAIL—0.5%
45,300	Nordstrom Inc.	1,597

OIL, GAS & CONSUMABLE FUELS—11.7%
20,400	Apache Corp.	2,746
44,700	Chevron Corp.	4,298
1,625,000	CNOOC Ltd. (HK)*	2,869
49,200	ConocoPhillips	4,239

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
41,500	Devon Energy Corp.	$4,706
73,400	Exxon Mobil Corp.	6,831
70,400	Petro-Canada	3,528
66,500	TOTAL SA (FR)*	5,601

		34,818

PHARMACEUTICALS—6.8%
135,200	Abbott Laboratories	7,132
81,500	Johnson & Johnson	5,468
99,300	Pfizer Inc.	1,997
120,000	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	5,614

		20,211

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.9%
18,400	Alexandria Real Estate Equities Inc.	1,933
58,900	British Land Co. plc (UK)	985
47,300	Corporate Office Properties Trust	1,764
24,200	ProLogis	1,515
10,900	Public Storage Inc.	989
13,600	Simon Property Group Inc.	1,358

		8,544

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
293,800	Hongkong Land Holdings Ltd. (HK)*	1,334

ROAD & RAIL—0.7%
34,100	Norfolk Southern Corp.	2,032

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.3%
73,800	Intel Corp.	1,643
59,400	Microchip Technology Inc.	2,183

		3,826

SOFTWARE—1.4%
143,600	Microsoft Corp.	4,095

SPECIALTY RETAIL—0.7%
33,300	H&M Hennes & Mauritz Ab Series B (SW)	1,980

TEXTILES, APPAREL & LUXURY GOODS—1.4%
60,400	Nike Inc. Cl. B	4,035

THRIFTS & MORTGAGE FINANCE—0.4%
53,000	Federal Home Loan Mortgage Corp.	1,320

TOBACCO—1.3%
58,000	Altria Group Inc.	1,160
52,100	Philip Morris International Inc.*	2,659

		3,819

WIRELESS TELECOMMUNICATION SERVICES—0.9%
35,700	America Movil SAB de C.V. Series L ADR (MEX)[1]	2,069
8,600	China Mobile (Hong Kong) Ltd. ADR (HK)[1]	743

		2,812

TOTAL COMMON STOCKS (Cost $273,618)		285,275

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—4.9%
(Cost $14,736)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$14,736	Repurchase Agreement with State Street Corp. dated April 30, 2008 due May 1, 2008 at 1.450% collateralized by Federal Home Loan Bank Notes (market value $15,035)	$14,736

TOTAL INVESTMENTS—100.7% (Cost $288,354)		300,011

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.7)%		(2,310)

TOTAL NET ASSETS—100.0%		$297,701

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

(FIN)	Finland.

(FR)	France.

(GER)	Germany.

(HK)	Hong Kong.

(IL)	Israel.

(MEX)	Mexico.

(SW)	Sweden.

(SWS)	Switzerland.

(UK)	United Kingdom.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

1 North Wacker Drive

Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani

Since 2006

LSV has subadvised the Fund since September 30, 2004.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers.

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Management’s discussion of fund performance

MARKET REVIEW

All segments of the U.S. equity markets suffered declines over the six months ended April 30, 2008, as the credit crisis and slowing economic environment weighed heavily on stocks. Prior to a rally in April, mid cap stocks posted negative returns each month from November through March.

Banks and other financial institutions continued to post significant losses resulting primarily from write-downs of mortgage-related assets. The difficulty for financials was highlighted by the Federal Reserve-brokered sale of troubled investment bank Bear Stearns to JP Morgan Chase, averting the possibility of a global panic in financial markets. The Federal Reserve took unprecedented steps in addition to the Bear Stearns deal to calm markets. Its efforts included an emergency rate cut, substantial cash infusions into the banking system, and broadening of its lending powers to non-bank financial institutions. While these actions provided some positive short-term effects, markets still finished in negative territory and exhibited extreme volatility. The Fed aggressively decreased the federal funds rate from 4.50% to 2.00% over the last six months in an effort to stabilize markets and avert further slowing in the economy. Oil prices continued to grab headlines, passing through $100 per barrel for the first time in late February and ending the period at $113 per barrel.

There was only modest differentiation between growth and value stocks over the last six months. Value stocks were somewhat weaker than growth shares as financials and consumer discretionary stocks, which comprise over 30% of the Russell Midcap® Value Index, were negatively impacted by the slowing economy and credit crisis. Only two sectors in the value benchmark posted positive returns as energy stocks were up nearly 20% while materials stocks were modestly positive. Sectors that are less affected by economic slowdowns, such as consumer staples and health care stocks, also held up relatively well. Small cap stocks were the weakest segment of the market, posting double-digit negative returns.

PERFORMANCE

The Harbor Mid Cap Value Fund trailed its benchmark in a difficult market environment. The Fund was down -12.24% (Institutional Class), -12.41% (Administrative Class), and -12.49% (Investor Class) for the six months ended April 30, 2008, compared to -9.20% for the Russell Midcap® Value Index.

Sector and stock selection both detracted from performance. Our overweight to technology and consumer discretionary stocks hurt results as did our modest underweight in the energy sector. Top contributors included Patterson UTI Energy (energy), Universal Corp. (consumer staples), and Safeco (financials), which rose after a takeover announcement. Detractors included Tesero and Sunoco in the energy sector, CIT Group in the financial sector, and International Paper in the materials sector.

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Safeco Corp.	2.5%
Patterson-UTI Energy Inc.	2.2
Everest Re Group Ltd.	1.9
Parker Hannifin Corp.	1.9
Nationwide Financial Services Inc. Cl. A	1.7
Universal Corp.	1.7
Tidewater Inc.	1.6
Comerica Inc.	1.6
Computer Sciences Corp.	1.6
Lubrizol Corp.	1.5

We added a number of new positions to the portfolio, including Fifth Third Bancorp, Aspen Insurance Holdings, and IPC Holdings in the financial sector, Sun Microsystems and RF Micro Devices in the technology sector, Crane Corp. and Mueller Industries in the industrials sector, and National Health Investors in the REIT sector. We sold a number of stocks during the fiscal half year, including shares that had performed well and had become less attractive from a valuation perspective, such as Hess Corp., L-3 Communications, Molson Coors Brewing Company, PepsiAmericas, Lyondell Chemical, Edison International, CSX Corp., and Reynolds American. We also sold Bear Stearns, Impac Mortgage Holdings, United Bancshares, and Furniture Brands, which were down since purchase.

One of the changes we have seen in equity markets over the last nine months has been a slowdown in acquisitions following record levels of activity in 2006 and early 2007. The Fund benefited from a number of acquisitions over the last several years, given our focus on buying companies that have quality earnings and strong cash flows combined with attractive valuations. Such companies tend to be attractive to private equity investors or public companies looking to make acquisitions. However, with credit markets drying up, takeover activity as a whole has plummeted. In a sign that investors might be willing to take on more risk after the turmoil in the equity markets since July 2007, Liberty Mutual announced its intention to acquire Safeco, one of our largest holdings in the financial sector, at a 50% premium to the stock price in April.

OUTLOOK AND STRATEGY

Our portfolio decision-making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential, and (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. Stocks are ranked simultaneously on an array of variables in order to arrive at an overall expected return ranking for each stock in the universe. The process is bottom-up with no emphasis placed on macro-economic analysis.

As of April 30, 2008, the Fund was trading at valuation levels we have not seen in a number of years. The portfolio was trading at 12.4x trailing earnings compared to 18.4x for the Russell Midcap® Value Index, and 7.2x cash flow compared to 8.5x for the value benchmark. Our risk control measures limit exposure to any one particular sector or industry. As of April 30, the portfolio was overweighted in the consumer discretionary and technology sectors at the expense REITs and utilities.

While markets were difficult over the last six months and investors have not been rewarded for owning equities, we have experienced tough market conditions in the past and view this as an opportunity to buy some very good companies at attractive valuations. While we do not have any signals in our model that help us determine inflection points in the market, our experience shows that a patient, disciplined investment approach with emphasis on attractively priced stocks is rewarded over time.

This report contains the current opinions of LSV Asset Management and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Mid Cap Value Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	023

Cusip	411511835

Ticker	HAMVX

Inception Date	03-01-2002

Net Expense Ratio	0.93%

Total Net Assets (000s)	$59,699

ADMINISTRATIVE CLASS

Fund #	223

Cusip	411511728

Ticker	HRMVX

Inception Date	11-01-2002

Net Expense Ratio	1.18%

Total Net Assets (000s)	$401

INVESTOR CLASS

Fund #	423

Cusip	411511736

Ticker	HIMVX

Inception Date	11-01-2002

Net Expense Ratio	1.31%

Total Net Assets (000s)	$3,613

PORTFOLIO STATISTICS

	Portfolio	Benchmark*

Number of Holdings	152	485

Weighted Average Market Cap (MM)*	$5,091.26	$8,946.62

Price/Earning Ratio (P/E)*	14.3x	21.5x

Price/Book Ratio (P/B)*	1.4x	1.7x

Beta vs. Russell Midcap® Value Index*	1.01	1.00

Portfolio Turnover Rate—Unannualized	11%	N/A
(6-Month Period Ended 04-30-2008)

*	Portfolio statistics provided by Vestek.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings: individual investments may have different characteristics.

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $50,000 INVESTMENT

For the period 03-01-2002 through 04-30-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Mid Cap Value Fund
Institutional Class	-12.24%	-18.50%	10.57%	5.37%	03-01-2002
Comparative Index
Russell Midcap® Value	-9.20	-11.65	16.44	11.39	—

Administrative and Investor Classes

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2002 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Mid Cap Value Fund
Administrative Class	-12.41%	-18.73%	10.41%	9.48%	11-01-2002
Investor Class	-12.49	-18.86	10.28	9.35	11-01-2002
Comparative Index
Russell Midcap® Value	-9.20	-11.65	16.44	16.29	—

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 1.02% (Gross) (Institutional Class); 1.19% (Net) and 1.27% (Gross) (Administrative Class); and 1.33% (Net) and 1.41% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.2%)

COMMON STOCKS—97.8%

Shares		Value (000s)

AEROSPACE & DEFENSE—0.5%
4,700	Goodrich Corp.	$320

AIRLINES—0.3%
4,400	Alaska Air Group Inc.[1]*	95
36,300	ExpressJet Holdings Inc.[1]*	110

		205

AUTO COMPONENTS—1.7%
21,900	American Axle & Manufacturing Holdings Inc.[1]	441
6,200	Autoliv Inc. (SW)[1]	380
9,000	Goodyear Tire & Rubber Co.*	241

		1,062

AUTOMOBILES—1.2%
19,900	Harley-Davidson Inc.	761

BEVERAGES—0.9%
12,100	Coca-Cola Enterprises Inc.[1]	272
9,100	Pepsi Bottling Group Inc.[1]	307

		579

BUILDING PRODUCTS—1.6%
24,300	Lennox International Inc.[1]	805
13,300	Masco Corp.[1]	242

		1,047

CHEMICALS—6.9%
12,700	A. Schulman Inc.[1]	269
6,900	Eastman Chemical Co.[1]	508
15,900	Lubrizol Corp.	927
28,400	Olin Corp.	573
8,000	PPG Industries Inc.[1]	491
10,500	Rohm & Haas Co.[1]	561
22,000	Sensient Technologies Corp.[1]	655
15,100	Valspar Corp.[1]	332

		4,316

COMMERCIAL BANKS—6.8%
28,236	Banco Latinoamericano de Exportaciones S.A. (PA)[1]	532
27,600	Comerica Inc.[1]	959
24,000	Fifth Third Bancorp[1]	514
26,900	Fulton Financial Corp.[1]	335
26,300	Huntington Bancshares Inc.[1]	247
25,400	KeyCorp[1]	613
2,600	Popular Inc.[1]	32
7,181	Regions Financial Corp.[1]	157
16,300	UnionBanCal Corp.	856

		4,245

COMMERCIAL SERVICES & SUPPLIES—2.5%
18,000	IKON Office Solutions Inc.[1]	197
29,400	R.R. Donnelley & Sons Co.	901
43,300	Steelcase Inc. Cl. A1	480

		1,578

COMPUTERS & PERIPHERALS—3.8%
16,100	Lexmark International Inc. Cl. A1	505
46,600	Seagate Technology[1]	879
37,000	Sun Microsystems Inc.[1]	579
15,700	Western Digital Corp.[1]	455

		2,418

CONSUMER FINANCE—0.5%
8,551	Advanta Corp. Cl. B1	75
15,900	AmeriCredit Corp.[1]*	222

		297

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

DIVERSIFIED FINANCIAL SERVICES—1.5%
31,200	CIT Group Inc.[1]	$340
25,900	Financial Federal Corp.[1]	605

		945

DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
6,500	CenturyTel Inc.	211

ELECTRIC UTILITIES—3.3%
10,200	American Electric Power Company Inc.	455
17,600	Pepco Holdings Inc.	438
12,700	Pinnacle West Capital Corp.	431
9,200	Progress Energy Inc.[1]	386
17,100	Westar Energy Inc.[1]	397

		2,107

ELECTRICAL EQUIPMENT—0.9%
19,200	A. O. Smith Corp.[1]	594

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.1%
55,300	KEMET Corp.[1]	225
27,700	Sanmina-SCI Corp.[1]*	43
11,300	Technitrol Inc.[1]	237
23,300	Vishay Intertechnology Inc.*	220

		725

ENERGY EQUIPMENT & SERVICES—3.6%
47,400	Patterson-UTI Energy Inc.[1]	1,324
14,800	Tidewater Inc.[1]	965

		2,289

FOOD & STAPLES RETAILING—1.1%
21,600	SUPERVALU inc.[1]	715

FOOD PRODUCTS—1.7%
28,600	Del Monte Foods Co.	258
3,600	Pilgrim’s Pride Corp.[1]	87
9,800	Sanderson Farms Inc.[1]	408
200	Seaboard Corp.[1]	336

		1,089

GAS UTILITIES—2.5%
21,200	AGL Resources Inc.	721
7,600	Nicor Inc.[1]	267
6,400	ONEOK Inc.	308
8,300	WGL Holdings Inc.[1]	272

		1,568

HEALTH CARE PROVIDERS & SERVICES—0.9%
6,900	CIGNA Corp.[1]	295
3,600	Kindred Healthcare Inc.*	85
3,300	Universal Health Services Inc. Cl. B1	207

		587

HOTELS, RESTAURANTS & LEISURE—1.7%
15,300	Brinker International Inc.[1]	347
11,900	Darden Restaurants Inc.	423
38,700	Ruby Tuesday Inc.[1]	329

		1,099

HOUSEHOLD DURABLES—4.9%
15,500	American Greetings Corp. Cl. A1	278
5,000	Beazer Homes USA Inc.[1]*	55
9,900	Black & Decker Corp.[1]	650
13,700	Blyth Inc.[1]	231
22,000	Ethan Allen Interiors Inc.[1]	604
44,000	Leggett & Platt Inc.[1]	730

COMMON STOCKS—Continued

Shares		Value (000s)

HOUSEHOLD DURABLES—Continued
4,100	Tupperware Brands Corp.	$162
5,900	Whirlpool Corp.[1]	429

		3,139

INSURANCE—12.4%
34,100	Aspen Insurance Holdings Ltd. (BM)	887
9,700	Cincinnati Financial Corp.	348
13,100	Everest Re Group Ltd.	1,184
26,900	Genworth Financial Inc. Cl. A1	620
17,300	Horace Mann Educators Corp.	293
23,100	IPC Holdings Ltd. (BM)	672
12,400	Lincoln National Corp.	667
13,300	MBIA Inc.[1]*	138
20,600	Nationwide Financial Services Inc. Cl. A1	1,032
5,600	Protective Life Corp.	239
23,200	Safeco Corp.[1]	1,548
5,800	StanCorp Financial Group Inc.	297

		7,925

IT SERVICES—1.5%
22,000	Computer Sciences Corp.[1]*	959

LEISURE EQUIPMENT & PRODUCTS—3.1%
6,200	Eastman Kodak Co.[1]	111
20,000	Hasbro Inc.[1]	711
18,600	Mattel Inc.[1]	349
17,700	Polaris Industries Inc.[1]	824

		1,995

MACHINERY—3.8%
12,500	Crane Co.[1]	512
6,000	Cummins Inc.	376
12,000	Mueller Industries, Inc.	388
14,500	Parker Hannifin Corp.[1]	1,158

		2,434

MEDIA—1.6%
4,539	AH Belo Corp.[1]	44
22,700	Belo Corp. Cl. A	229
11,500	Gannett Inc.[1]	329
48,300	Journal Communications Inc. Cl. A1	278
12,000	Sinclair Broadcast Group Inc. Cl. A1	105
10,200	Westwood One Inc.[1]*	17

		1,002

METALS & MINING—1.4%
5,600	Nucor Corp.	423
2,900	United States Steel Corp.[1]	446

		869

MULTI-UTILITIES—3.3%
9,500	Alliant Energy Corp.[1]	358
18,000	CenterPoint Energy Inc.	274
10,500	DTE Energy Co.[1]	423
20,700	NiSource Inc.[1]	371
31,200	Xcel Energy Inc.[1]	649

		2,075

MULTILINE RETAIL—0.2%
3,000	J.C. Penney Co. Inc.	128

OFFICE ELECTRONICS—1.1%
48,000	Xerox Corp.[1]	671

OIL, GAS & CONSUMABLE FUELS—3.2%
10,100	Overseas Shipholding Group Inc.[1]	760
14,900	Sunoco Inc.[1]	692

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
3,200	Swift Energy Co.*	$167
17,900	Tesoro Petroleum Corp.[1]	450

		2,069

PAPER & FOREST PRODUCTS—1.4%
33,500	International Paper Co.[1]	877
700	MeadWestvaco Corp.[1]	18

		895

PHARMACEUTICALS—2.5%
15,400	Forest Laboratories Inc.*	535
64,500	King Pharmaceuticals Inc.[1]	606
15,800	Mylan Pharmaceuticals Inc.[1]*	208
14,500	Par Pharmaceutical Companies Inc.[1]*	247

		1,596

REAL ESTATE INVESTMENT TRUSTS (REITs)—4.1%
23,300	Anthracite Capital Inc.[1]	183
10,800	Friedman, Billings, Ramsey Group Inc. Cl. A1*	27
15,200	Hospitality Properties Trust[1]	488
51,100	HRPT Properties Trust[1]	354
13,700	National Health Investors, Inc.	419
16,800	Newcastle Investment Corp.[1]	166
8,400	Potlatch Corp.[1]	376
25,600	RAIT Investment Trust[1]	195
22,700	Sunstone Hotel Investors Inc.[1]	424

		2,632

ROAD & RAIL—0.1%
5,300	YRC Worldwide Inc.[1]*	86

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.2%
9,200	Analog Devices Inc.[1]	297
10,800	Cymer Inc.[1]*	281
18,900	MKS Instruments Inc.[1]	432
12,400	Novellus Systems Inc.[1]*	271
29,900	ON Semiconductor Corp.[1]*	223
64,300	RF Micro Devices Inc.[1]	217
37,400	Skyworks Solutions Inc.[1]	325

		2,046

SPECIALTY RETAIL—1.6%
1,400	Barnes & Noble Inc.[1]	45
4,300	Borders Group Inc.[1]*	27
11,800	Sherwin-Williams Co.[1]	653
7,700	Sonic Automotive Inc. Cl. A1	156
9,900	Stage Stores Inc.[1]	156
949	TravelCenters of America LLC	3

		1,040

COMMON STOCKS—Continued

Shares		Value (000s)

TEXTILES, APPAREL & LUXURY GOODS—0.5%
12,900	Jones Apparel Group Inc.[1]	$204
5,300	Liz Claiborne Inc.[1]	94

		298

THRIFTS & MORTGAGE FINANCE—0.2%
4,200	IndyMac Bancorp Inc.[1]*	14
8,400	MGIC Investment Corp.[1]	109
4,800	Radian Group Inc.[1]	26

		149

TOBACCO—1.6%
15,800	Universal Corp.[1]	1,014

TRADING COMPANIES & DISTRIBUTORS—0.8%
6,100	United Rentals Inc.	115
4,900	W.W. Grainger Inc.[1]	425

		540

TOTAL COMMON STOCKS (Cost $75,295)		62,319

SHORT-TERM INVESTMENTS—30.8%
Principal Amount (000s)
REPURCHASE AGREEMENTS
$1,336	Repurchase Agreement with State Street Corp. dated April 30, 2008 due May 1, 2008 at 1.450% collateralized by Federal Home Loan Bank Notes (market value $1,365)	1,336

Shares
SECURITIES LENDING COLLATERAL
18,269,793	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 2.820%)	18,270

TOTAL SHORT-TERM INVESTMENTS (Cost $19,606)		19,606

TOTAL INVESTMENTS—128.6% (Cost $94,901)		81,925

CASH AND OTHER ASSETS, LESS LIABILITIES—(28.6)%		(18,212)

TOTAL NET ASSETS—100.0%		$63,713

*	Non-income producing security.

1	A portion or all of this security was out on loan at April 30, 2008.

(BM)	Bermuda.

(SW)	Sweden.

(PA)	Panama.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor SMID Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Evercore Asset Management, LLC

55 East 52nd Street

New York, NY 10055

PORTFOLIO MANAGERS

Andrew Moloff

Since 2007

Greg Sawers

Since 2007

Evercore has subadvised the Fund since its inception in 2007.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Small to mid cap value stocks.

Andrew Moloff

Greg Sawers

Management’s discussion of

fund performance

MARKET REVIEW

The credit crisis has led much of America’s financial system to pull back, hoping to shore up balance sheets and protect against additional material write-downs. Banks, eager to lend as recently as last summer, aren’t so eager now. Private equity funds are rediscovering the risks of deals built largely on financial engineering. Insurers are raising rates to compensate for potential claims once thought impossible. Everyone involved, it seems, is putting a premium on the possession of cash and its equivalents. We are at the beginning of a long process of deleveraging, an adjustment period that is tough, but necessary.

The problem, of course, is confidence, as the process of deleveraging feeds upon itself. The selling of assets to raise cash leads to declines in asset values, creating more selling. Unable to sell certain positions at any price, some have tried to hedge their holdings by shorting other, hopefully correlated, assets. All of this has been exacerbated by the sometimes illogical application of mark-to-market accounting. Nowhere has this been more apparent than in the case of mortgages and mortgage-backed securities.

As this process has been unfolding, valuation spreads have been widening dramatically, from below-average a year ago to about one standard deviation above normal today. The data show that the two areas at the heart of the current controversy—financials and consumer durables—have widened out the furthest, with spreads at or near record levels. For a deep value strategy like ours, widening spreads are not conducive to strong performance. However, without wide spreads, value investors would lose their reason for being; value stocks typically outperform when spreads revert to average levels as relative calm is restored.

PERFORMANCE

The Harbor SMID Value Fund returned -18.81% (Institutional Class), -18.88% (Administrative Class) and -18.87% (Investor Class) for the six months ended April 30, 2008, compared to -10.32% for the Russell 2500™ Value Index.

Not surprisingly, given our true value focus, the Fund is heavily weighted toward those sectors of the market that are most out of favor, resulting in performance that has trailed the benchmark. Among the financials, our largest positions remain with the monoline insurance companies AMBAC and MBIA. Our analysis has always showed little liquidity risk, loss exposures that are manageable, and adequate resources for paying claims. With hindsight, however, we underestimated the pressure these companies would face to raise additional, and dilutive, capital. As that pressure mounted, we became concerned that the ratings agencies would chip away, demanding that the companies raise more capital again and again as a requirement for maintaining their AAA ratings. Both AMBAC and MBIA succumbed to the pressure and undertook significant capital raising efforts in which the Fund participated. While we believe that each company has always had more than sufficient resources to meet its obligations, for better or for worse that process is complete, for now.

Harbor SMID Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Popular Inc.	6.0%
Lear Corp.	5.3
Safeco Corp.	4.6
MarineMax Inc.	4.5
MBIA Inc.	4.1
Rent-A-Center Inc.	3.9
AMBAC Financial Group Inc.	3.8
Adaptec Inc.	3.8
Arkansas Best Corp.	3.2
UnionBanCal Corp.	3.1

Going forward, we expect investors to turn their attention to the question of losses. We believe that picture will become clearer later in 2008 as adjustable-rate mortgage resets reach their peak and as the cumulative loss curves for mortgages originated in 2005 through early 2007 begin to mature. Neither AMBAC nor MBIA will get away scot-free; their move into insuring structured finance products tied to mortgages clearly has been a mistake. However, our forecast for losses is at a much more manageable level than the dire estimates being thrown around by some. Therefore, we remain optimistic about the chance for significant capital appreciation in our investments.

As for our other holdings tied to the credit turmoil, there is little to report. While in many cases the market has priced these stocks lower on fears of their exposure to an economic slowdown, almost without exception the businesses themselves have continued to perform well, perhaps in part because our focus has been on companies with excess cash or little debt. Jakks Pacific, Jarden, K-Swiss, Lear, and MarineMax are all examples of companies whose stock prices have been affected by credit concerns, either directly or indirectly, yet have balance sheets generally strong enough to withstand a prolonged downturn.

OUTLOOK AND STRATEGY

With years of liberalized lending standards turning into risk aversion, attempts to significantly reduce leverage could have broad negative consequences for the entire economy. Moreover, neither consumers nor the financial sector can deleverage as quickly as they would like. Confidence in the economy is quite weak. Economic growth likely will remain slow.

That said, 18 or so months into the housing downturn, and nearly a year into the financial company distress related to it, we believe we are nearing a point of clarity. Leveraged financial institutions are better supporting their balance sheets by shoring up additional capital. A steeper yield curve should improve the profitability of banks, also helping to rebuild capital bases. Lower short-term rates also help stabilize the real economy by improving the positions of borrowers and stimulating demand. As perceptions of risk mitigate, the cloud hanging over most of the financial and consumer sectors should begin to break apart. As long-term investors in attractively-priced assets, we see current conditions that remain challenging on the one hand but that are potentially extremely rewarding on the other.

In our view, current valuations in the portfolio reflect genuine bargains—akin to those available in 1990 and again in 2000. Given the buildup of negative news—first related to housing, then to credit and oil, and now the broad economy—it’s not surprising that value spreads have widened out so quickly. We believe that the stocks ranking at the top of our universe define the outer bounds of cheapness, having been hit earliest and hardest; and today they are trading at levels suggesting there will be no resolution to the economic challenges we face. We see this as a value opportunity of major proportions, and in our opinion, our portfolio is well positioned to benefit as a focus on business fundamentals returns to the market.

This report contains the current opinions of Evercore Asset Management, LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small and mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 40-60 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor SMID Value Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	028

Cusip	411511421

Ticker	HASMX

Inception Date	05-01-2007

Net Expense Ratio	0.95%

Total Net Assets (000s)	$1,515

ADMINISTRATIVE CLASS

Fund #	228

Cusip	411511439

Ticker	HRSMX

Inception Date	05-01-2007

Net Expense Ratio	1.20%

Total Net Assets (000s)	$719

INVESTOR CLASS

Fund #	428

Cusip	411511413

Ticker	HISMX

Inception Date	05-01-2007

Net Expense Ratio	1.33%

Total Net Assets (000s)	$788

PORTFOLIO STATISTICS

	Portfolio	Benchmark*

Number of Holdings	40	1,598

Weighted Average Market Cap (MM)*	$2,570	$2,560

Price/Earning Ratio (P/E)*	15.4x	22.3x

Price/Book Ratio (P/B)*	0.9x	1.5x

Beta vs. Russell 2500™ Value Index*	0.78	1.00

Portfolio Turnover Rate—Unannualized	19%	N/A
(6-Month Period Ended 04-30-2008)

*	Portfolio statistics provided by Vestek.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

Harbor SMID Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $50,000 INVESTMENT

For the period 05-01-2007 through 04-30-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2500™ Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor SMID Value Fund
Institutional Class	-18.81%	-27.90%	—%	-27.90%	05-01-2007
Comparative Index
Russell 2500™ Value	-10.32	-14.47	14.61	-14.47	—

Administrative and Investor Classes

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-2007 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2500™ Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor SMID Value Fund
Administrative Class	-18.88%	-28.04%	—%	-28.04%	05-01-2007
Investor Class	-18.87	-28.12	—	-28.12	05-01-2007
Comparative Index
Russell 2500™ Value	-10.32	-14.47	14.61	-14.47	—

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 3.61% (Gross) (Institutional Class); 1.20% (Net) and 3.84% (Gross) (Administrative Class); and 1.32% (Net) and 3.96% (Gross) (Investor Class). The net expense ratios are contractually capped until 02-28-2009. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor SMID Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 5.7%)

COMMON STOCKS—94.3%

Shares		Value (000s)

AUTO COMPONENTS—8.3%
4,150	American Axle & Manufacturing Holdings Inc.	$84
5,275	Lear Corp.*	151
750	Superior Industries International Inc.	15

		250

BUILDING PRODUCTS—1.8%
5,800	Griffon Corp.*	54

COMMERCIAL BANKS—12.0%
1,225	City National Corp.	58
13,750	Popular Inc.	171
1,675	UnionBanCal Corp.	88
18,600	W Holding Co. Inc.	20
1,000	Whitney Holding Corp.	23

		360

COMMERCIAL SERVICES & SUPPLIES—3.9%
275	Avery Dennison Corp.	13
2,025	Bowne & Co., Inc.	34
3,375	Deluxe Corp.	72

		119

COMPUTERS & PERIPHERALS—3.5%
38,450	Adaptec Inc.	107

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.7%
12,625	Sanmina-SCI Corp.*	20

COMMON STOCKS—Continued

Shares		Value (000s)

FOOD PRODUCTS—4.4%
7,750	Del Monte Foods Co.	$70
2,250	Smithfield Foods Inc.	65

		135

HEALTH CARE EQUIPMENT & SUPPLIES—2.2%
1,875	The Cooper Companies Inc.	66

HOTELS, RESTAURANTS & LEISURE—2.3%
2,175	Royal Caribbean Cruises Ltd.	69

HOUSEHOLD DURABLES—4.8%
1,000	Black & Decker Corp.	66
3,250	Jarden Corp.*	69
1,900	Standard Pacific Corp.*	10

		145

INSURANCE—21.0%
23,350	AMBAC Financial Group Inc.	107
3,075	Assured Guaranty Ltd.	78
1,875	First American Corp.	62
11,100	MBIA Inc.*	115
5,850	Old Republic International Corp.	84
1,950	Safeco Corp.	130
2,525	Stewart Information Services Corp.	62

		638

LEISURE EQUIPMENT & PRODUCTS—6.0%
2,325	Jakks Pacific Inc.	55
11,275	MarineMax Inc.*	128

		183

MACHINERY—3.4%
5,350	Blount International Inc.*	66
2,350	Briggs & Stratton Corp.	36

		102

MARINE—2.9%
1,725	Alexander & Baldwin Inc.	87

PAPER & FOREST PRODUCTS—1.8%
4,575	Louisiana-Pacific Corp.	53

ROAD & RAIL—3.0%
2,275	Arkansas Best Corp.	90

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
6,525	Axcelis Technologies Inc.*	35

SPECIALTY RETAIL—6.4%
3,175	Group 1 Automotive Inc.	85
5,100	Rent-A-Center Inc.*	110

		195

TEXTILES, APPAREL & LUXURY GOODS—1.9%
3,900	K-Swiss Inc. Cl. A	57

THRIFTS & MORTGAGE FINANCE—2.8%
3,375	Federal Home Loan Mortgage Corp.	84

TOTAL COMMON STOCKS (Cost $3,893)		2,849

Harbor SMID Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—4.6%
(Cost $140)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$140	Repurchase Agreement with State Street Corp. dated April 30, 2008 due May 1, 2008 at 1.450% collateralized by Federal Home Loan Banks (market value $144)	$140

TOTAL INVESTMENTS—98.9% (Cost $4,033)		2,989

CASH AND OTHER ASSETS, LESS LIABILITIES—1.1%		33

TOTAL NET ASSETS—100.0%		$3,022

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE

Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGER

Paul Viera

Since 2001

EARNEST Partners has subadvised the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks.

Paul Viera

Management’s discussion of fund performance

MARKET REVIEW

U.S. equity markets declined across the market cap spectrum during the six months ended April 30, 2008, amid extreme volatility. The broad small cap equity market represented by the Russell 2000® Index fell -12.91%. The decline would have been even greater if not for a strong rebound in April as the Russell 2000® Index gained 4.19% for that month alone. Declines resulted from concerns over a slowing economy, asset impairments within the financial sector, and a credit crunch that made borrowing more difficult and expensive for individuals, companies, and municipalities. The U.S. economy grew at a 0.6% annual rate during the six months, the slowest pace since late 2002.

Investors continued to grapple with fallout from the declining real estate market. The full spectrum of financial institutions, from small commercial banks to the largest brokerages in the country, continued to feel aftershocks. Many took significant write-downs on mortgages, mortgage-backed securities, and other lower-quality securities that became unmarketable. Both commercial and investment banks were forced to either raise significant capital or reduce the size of their balance sheets and curtail lending. All but the highest quality companies found it increasingly difficult to obtain funding on attractive terms. As a result, merger and acquisition activity slowed dramatically. Because banks could not sell off loans made to finance takeovers in 2007, they had no capacity or interest in making new loans. In addition to credit conditions, companies across a wide range of industries felt the impact of higher commodity prices. Because the consumer was stretched, companies found it difficult to pass along higher costs, thus threatening the historically high margins they had earned over the last several years.

The Federal Reserve took several steps over the six months to inject liquidity into the market to keep the credit crunch from causing further economic harm. It reduced the federal funds rate from 4.5% to 2.0%. For the first time since the 1930s, the Fed made borrowing available via the discount window to investment banks, an opportunity previously limited to commercial banks. These moves eased pressure on both the credit markets and the share prices of financial institutions. At the same time, these moves raised the possibility of higher inflation down the road, although recent signs indicate that the inflation rate has remained steady.

PERFORMANCE

The Harbor Small Cap Value Fund outpaced its benchmark by a significant margin for the six months ended April 30. The Fund returned -6.82% (Institutional Class), -6.95% (Administrative Class), and -7.01% (Investor Class), compared with the -11.55% return by its Russell 2000® Value Index benchmark. Overall, since its inception in 2001, the Fund has outperformed the benchmark by over two percentage points on an annualized basis.

Within the Russell 2000® Value Index, all sectors except energy posted negative returns. Consumer discretionary (-20%), information technology (-20%), health care (-14%), and financials (-11%) contributed most significantly to the decline in the index. These sectors were hardest hit due to the increasing fear that the economy would continue to slow and risk falling into a recession for only the third time in the past 25 years. Health care declined

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Bucyrus International Inc. Cl. A	5.2%
FLIR Systems Inc.	5.2
Cabot Oil & Gas Corp.	4.7
Joy Global Inc.	4.1
Pharmaceutical Product Development Inc.	3.5
Harsco Corp.	3.1
Itron Inc.	2.8
Covance Inc.	2.8
Raymond James Financial Inc.	2.7
Global Payments Inc.	2.6

as investors grew concerned about the possible impact of broad based health care reform on industry profitability.

Energy was the only positive sector within the index, rising 8% due to continued upward pressure on natural gas and crude oil prices. Corporate earnings within this sector continued to expand as small cap companies continued to increase exploration and production activity and to benefit from strong price moves in the underlying commodities. The price of oil rose another 27% during the 6 months, bringing the increase over the last 12 months to more than 50%.

Within the Fund, a number of holdings contributed to overall strong relative performance. Industrial companies Bucyrus (up 53%) and Joy Global (up 28%), both providers of equipment, parts, and services in the mining industry, benefited from rising commodity prices and strong economic growth worldwide. Strong energy prices and growing production levels led Cabot Oil & Gas (up 44%) and W&T Offshore (up 53%) to strong performance. Amedisys, an owner and operator of home health agencies that primarily serve Medicare beneficiaries, is benefiting from both overall industry growth and increased operational efficiencies. Its share price rose 22% as the company increased revenue over 30% from the prior year. Finally, the portfolio’s consumer discretionary holdings declined only 1% despite the economic and market downturns, compared to the 20% decline in the sector as a whole.

The escalating credit crunch impacted a number of financial holdings within the portfolio, although we maintain an overall underweighted position to the sector. Sterling Financial Corp. (-46%), a bank holding company for Sterling Savings Bank operating in the Pacific Northwest, recorded higher loan loss provisions related to its residential construction loans. Calamos Asset Management (-47%) and Eaton Vance Corp. (-27%) declined in part due to the recent freeze in the auction rate securities market, normally a source of leverage for these companies’ closed-end funds.

OUTLOOK AND STRATEGY

As of April 30, 2008, the Fund’s largest positions were in the financial, industrial, information technology, and health care sectors. Relative to the benchmark, the portfolio was overweight in the industrial, health care, and energy sectors and was underweight in financials, materials, and utilities.

In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that we believe are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the portfolio.

This report contains the current opinions of EARNEST Partners LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 55-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Small Cap Value Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	022

Cusip	411511843

Ticker	HASCX

Inception Date	12-14-2001

Net Expense Ratio	0.83%

Total Net Assets (000s)	$1,263,994

ADMINISTRATIVE CLASS

Fund #	222

Cusip	411511710

Ticker	HSVRX

Inception Date	11-01-2002

Net Expense Ratio	1.08%

Total Net Assets (000s)	$45,138

INVESTOR CLASS

Fund #	422

Cusip	411511694

Ticker	HISVX

Inception Date	11-01-2002

Net Expense Ratio	1.21%

Total Net Assets (000s)	$85,022

PORTFOLIO STATISTICS

	Portfolio	Benchmark*

Number of Holdings	58	1,287

Weighted Average Market Cap (MM)*	$3,113	$1,236

Price/Earning Ratio (P/E)*	22.3x	22.7x

Price/Book Ratio (P/B)*	2.3x	1.5x

Beta vs. Russell 2000® Value Index*	0.90	1.00

Portfolio Turnover Rate—Unannualized	4%	N/A
(6-Month Period Ended 04-30-2008)

*	Portfolio statistics provided by Vestek.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $50,000 INVESTMENT

For the period 12-14-2001 through 04-30-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Small Cap Value Fund
Institutional Class	-6.82%	-4.10%	16.04%	13.11%	12-14-2001
Comparative Index
Russell 2000® Value	-11.55	-15.13	14.08	10.20	—

Administrative and Investor Classes

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2002 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Small Cap Value Fund
Administrative Class	-6.95%	-4.39%	15.84%	15.21%	11-01-2002
Investor Class	-7.01	-4.51	15.61	15.00	11-01-2002
Comparative Index
Russell 2000® Value	-11.55	-15.13	14.08	14.20	—

As stated in the Fund’s current prospectus, the expense ratios were 0.83% (Net) and 0.84% (Gross) (Institutional Class); 1.08% (Net) and 1.09% (Gross) (Administrative Class); and 1.21% (Net) and 1.22% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.7%)

COMMON STOCKS—98.3%

Shares		Value (000s)

AEROSPACE & DEFENSE—6.9%
818,400	AAR corp.[1]*	$19,150
1,446,900	Hexcel Corp.[1]*	32,382
597,098	Moog Inc. Cl. A1*	25,741
320,400	Teledyne Technologies Inc.*	18,817

		96,090

CAPITAL MARKETS—6.9%
295,466	Calamos Asset Management Inc. Cl. A	5,304
917,673	Eaton Vance Corp.[1]	33,587
1,180,400	Jefferies Group Inc.[1]	22,192
1,199,068	Raymond James Financial Inc.[1]	34,497

		95,580

CHEMICALS—2.4%
593,500	Scotts Miracle-Gro Co. Cl. A1	19,669
634,800	Valspar Corp.[1]	13,953

		33,622

COMMERCIAL BANKS—1.8%
133,700	East West Bancorp Inc.	1,904
708,100	Pacific Capital Bancorp[1]	14,431
738,000	Sterling Financial Corp.[1]	9,011

		25,346

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL SERVICES & SUPPLIES—3.3%
338,202	Administaff Inc.[1]	$8,858
2,019,900	Allied Waste Industries Inc.*	24,966
401,838	School Specialty Inc.[1]*	11,830

		45,654

COMMUNICATIONS EQUIPMENT—1.0%
1,771,319	ARRIS Group Inc.[1]*	14,348

CONSTRUCTION & ENGINEERING—2.8%
440,000	Granite Construction Inc.[1]	15,092
604,900	URS Corp.*	24,402

		39,494

CONSTRUCTION MATERIALS—0.8%
972,661	Headwaters Inc.[1]*	11,118

CONSUMER FINANCE—2.0%
441,662	Cash America International Inc.	18,015
75,300	Student Loan Corp.[1]	9,577

		27,592

ELECTRONIC EQUIPMENT & INSTRUMENTS—9.6%
892,002	Checkpoint Systems Inc.*	23,130
1,953,836	FLIR Systems Inc.[1]*	67,074
392,611	Itron Inc.[1]*	36,544
3,835,500	Sanmina-SCI Corp.*	5,945

		132,693

GAS UTILITIES—1.8%
526,400	ONEOK Inc.[1]	25,330

HEALTH CARE PROVIDERS & SERVICES—6.6%
409,500	Amedisys Inc.[1]*	21,212
794,700	AMERIGROUP Corp.[1]*	20,654
872,862	Healthways Inc.[1]*	31,886
871,500	Sunrise Senior Living Inc.[1]*	18,694

		92,446

HOTELS, RESTAURANTS & LEISURE—3.4%
748,998	Brinker International Inc.	16,995
289,500	Life Time Fitness Inc.*	10,523
910,291	Sonic Corp.[1]*	20,017

		47,535

HOUSEHOLD DURABLES—3.5%
996,096	Hovnanian Enterprises Inc. Cl. A1*	11,774
450,400	Meritage Homes Corp.[1]*	8,544
476,900	Snap-on Inc.	28,285

		48,603

INSURANCE—6.8%
563,197	Delphi Financial Group Inc.	15,330
800,099	Philadelphia Consolidated Holding Corp.*	29,508
441,700	Protective Life Corp.	18,825
678,200	State Auto Financial Corp.[1]	18,684
365,300	United Fire & Casualty Co.[1]	12,037

		94,384

IT SERVICES—4.0%
772,600	Global Payments Inc.	34,195
841,800	SRA International Inc.[1]*	22,114

		56,309

LIFE SCIENCES TOOLS & SERVICES—5.8%
434,500	Covance Inc.*	36,407
1,082,986	Pharmaceutical Product Development Inc.	44,857

		81,264

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MACHINERY—13.7%
540,500	Bucyrus International Inc. Cl. A1	$68,064
680,800	Harsco Corp.	40,392
714,350	Joy Global Inc.	53,040
823,200	Timken Co.	29,759

		191,255

OIL, GAS & CONSUMABLE FUELS—8.1%
1,066,500	Cabot Oil & Gas Corp.	60,759
519,200	Swift Energy Co.[1]*	27,071
608,900	W&T Offshore Inc.[1]	24,904

		112,734

PHARMACEUTICALS—1.0%
290,850	Barr Pharmaceuticals Inc.[1]*	14,609

SPECIALTY RETAIL—1.4%
776,200	Aaron Rents Inc. Cl. B1	19,327

TEXTILES, APPAREL & LUXURY GOODS—1.9%
617,900	Phillips-Van Heusen Corp.[1]	26,082

THRIFTS & MORTGAGE FINANCE—1.6%
939,150	Astoria Financial Corp.[1]	22,258

TRADING COMPANIES & DISTRIBUTORS—1.2%
382,484	Watsco Inc.[1]	17,353

TOTAL COMMON STOCKS (Cost $1,068,832)		1,371,026

SHORT-TERM INVESTMENTS—27.8%
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$29,422	Repurchase Agreement with State Street Corp. dated April 30, 2008 due May 1, 2008 at 1.450% collateralized by Federal Home Loan Bank Notes (market value $30,013)	$29,422

Shares
SECURITIES LENDING COLLATERAL
357,714,521	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 2.820%)	357,715

TOTAL SHORT-TERM INVESTMENTS (Cost $387,137)		387,137

TOTAL INVESTMENTS—126.1% (Cost $1,455,969)		1,758,163

CASH AND OTHER ASSETS, LESS LIABILITIES—(26.1)%		(364,009)

TOTAL NET ASSETS—100.0%		$1,394,154

*	Non-income producing security.

1	A portion or all of this security was out on loan at April 30, 2008.

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2008 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Company Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor SMID Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost*	$7,684,231	$587,872	$481,975	$29,482	$288,354	$94,901	$4,033	$1,455,969
Investments, at value (including securities loaned of $490,460; $97,515; $0; $0; $0; $17,788; $0; $348,879)	$9,123,211	$575,910	$552,288	$27,364	$285,275	$80,589	$2,849	$1,728,741
Repurchase agreements	98,205	40,694	14,493	723	14,736	1,336	140	29,422
Cash	1	—	1	—	—	1	—	1
Receivables for:
Investments sold	193,353	12,649	—	1,165	2,564	—	—	—
Foreign currency spot contracts	—	2	—	—	—	—	—	—
Capital shares sold	9,737	522	368	15	254	19	4	625
Dividends	3,189	213	—	—	588	127	—	626
Interest	4	2	1	—	1	—	—	1
Withholding tax receivable	22	8	—	—	10	—	—	—
Other assets	—	—	—	20	21	—	11	—
Prepaid registration fees	25	26	16	28	24	21	24	23
Prepaid fund insurance	24	1	2	—	1	—	—	5
Total Assets	9,427,771	630,027	567,169	29,315	303,474	82,093	3,028	1,759,444
LIABILITIES
Payables for:
Investments purchased	132,580	6,770	—	504	5,260	—	—	4,193
Foreign currency spot contracts	—	1	—	—	1	—	—	—
Capital shares reacquired	6,729	721	141	66	275	42	—	2,306
Collateral for securities loaned	502,375	99,876	—	—	—	18,270	—	357,715
Accrued expenses:
Management fees	4,227	319	340	17	136	39	2	833
12b-1 fees	197	45	14	3	24	1	—	26
Trustee’s fees and expenses	62	3	5	—	4	1	—	12
Transfer agent fees	422	35	26	2	21	3	—	64
Other	407	89	25	15	52	24	4	141
Total Liabilities	646,999	107,859	551	607	5,773	18,380	6	365,290
NET ASSETS	$8,780,772	$522,168	$566,618	$28,708	$297,701	$63,713	$3,022	$1,394,154
Net Assets Consist of:
Paid-in capital	$8,705,702	$517,240	$473,526	$32,524	$282,037	$74,196	$4,076	$1,154,065
Undistributed/(overdistributed) net investment income	12,671	10	(1,993)	(76)	1,562	597	6	1,983
Accumulated net realized gain/(loss)	(1,474,786)	(23,814)	10,279	(2,345)	2,445	1,896	(16)	(64,088)
Unrealized appreciation/(depreciation) of investments	1,537,185	28,732	84,806	(1,395)	11,657	(12,976)	(1,044)	302,194
	$8,780,772	$522,168	$566,618	$28,708	$297,701	$63,713	$3,022	$1,394,154
NET ASSETS VALUE PER SHARE BY CLASS[1]:
Institutional Class
Net assets	$7,795,217	$305,943	$498,669	$12,375	$163,974	$59,699	$1,515	$1,263,994
Shares of beneficial interest	222,266	36,062	42,583	1,442	17,575	5,351	218	63,981
Net asset value per share	$35.07	$8.48	$11.71	$8.58	$9.33	$11.16	$6.94	$19.76
Administrative Class
Net assets	$258,119	$79,014	$34,926	$6,374	$25,868	$401	$719	$45,138
Shares of beneficial interest	7,392	9,359	3,029	747	2,777	36	104	2,294
Net asset value per share	$34.92	$8.44	$11.53	$8.53	$9.32	$11.13	$6.94	$19.68
Investor Class
Net assets	$727,436	$137,211	$33,023	$9,959	$107,859	$3,613	$788	$85,022
Shares of beneficial interest	20,963	16,379	2,898	1,171	11,607	324	114	4,360
Net asset value per share	$34.70	$8.38	$11.39	$8.50	$9.29	$11.13	$6.94	$19.50

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2008 (Unaudited)

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Company Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor SMID Value Fund	Harbor Small Cap Value Fund
Investment Income:
Dividends	$41,244	$1,532	$384	$17	$3,272	$1,062	$31	$6,663
Interest	1,803	746	190	15	126	23	2	405
Securities lending income	1,419	332	—	—	—	63	—	1,162
Foreign taxes withheld	(863)	(22)	—	—	(39)	—	(1)	—
Total Investment Income	43,603	2,588	574	32	3,359	1,148	32	8,230
Expenses:
Management fees	26,291	1,892	2,210	81	739	256	10	5,276
12b-1 fees:
Administrative Class	317	93	44	6	10	—	1	58
Investor Class	913	186	44	5	88	5	1	108
Shareholder communications	387	70	14	—	20	3	—	133
Custodian fees	143	84	49	33	48	18	12	42
Transfer agent fees:
Institutional Class	2,334	84	156	4	50	19	—	382
Administrative Class	76	22	11	1	2	—	—	14
Investor Class	682	139	33	4	66	4	1	81
Professional fees	105	5	9	2	5	3	1	21
Trustee’s fees and expenses	59	3	4	—	2	1	—	10
Registration fees	65	24	20	17	23	19	15	33
Miscellaneous	50	5	8	3	5	3	3	11
Total expenses	31,422	2,607	2,602	156	1,058	331	44	6,169
Transfer fees waived	(470)	(27)	(32)	(1)	(13)	(4)	—	(76)
Other expenses waived	—	—	—	(47)	(59)	(1)	(29)	—
Other expense reimbursements and reductions	(17)	(2)	(2)	—	(3)	—	—	(3)
Net expenses	30,935	2,578	2,568	108	983	326	15	6,090
Net Investment Income/(Loss)	12,668	10	(1,994)	(76)	2,376	822	17	2,140
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	65,628	(23,545)	21,988	(2,274)	5,091	1,884	(16)	(62,784)
Foreign currency transactions	1,111	24	—	—	29	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	(1,039,735)	(43,639)	(89,520)	(2,666)	(21,797)	(12,784)	(578)	(61,710)
Translations of assets and liabilities in foreign currencies	—	(5)	—	—	(1)	—	—	—
Net loss on investment transactions	(972,996)	(67,165)	(67,532)	(4,940)	(16,678)	(10,900)	(594)	(124,494)
Net Decrease in Net Assets Resulting from Operations	$(960,328)	$(67,155)	$(69,526)	$(5,016)	$(14,302)	$(10,078)	$(577)	$(122,354)

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007
INCREASE/(DECREASE) IN NET ASSETS:	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$12,668	$30,640	$10	$649	$(1,994)	$(4,031)
Net realized gain/(loss) on investments	66,739	552,607	(23,521)	25,574	21,988	98,185
Net unrealized appreciation/(depreciation) of investments	(1,039,735)	1,050,005	(43,644)	59,188	(89,520)	33,993
Net increase/(decrease) in assets resulting from operations	(960,328)	1,633,252	(67,155)	85,411	(69,526)	128,147
Distributions to Shareholders:
Net investment income:
Institutional Class	(27,317)	(16,960)	(293)	(257)	—	—
Administrative Class	(209)	—	—	(74)	—	—
Investor Class	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	(12,936)	(520)	(82,265)	(55,378)
Administrative Class	—	—	(3,633)	(220)	(5,206)	(4,325)
Investor Class	—	—	(7,656)	(31)	(5,652)	(4,139)
Total distributions to shareholders	(27,526)	(16,960)	(24,518)	(1,102)	(93,123)	(63,842)
Net Increase/(Decrease) Derived from Capital Share Transactions (Note 5)	(80,155)	(420,934)	114,285	251,430	(2,250)	(62,532)
Net increase/(decrease) in net assets	(1,068,009)	1,195,358	22,612	335,739	(164,899)	1,773
Net Assets:
Beginning of period	9,848,781	8,653,423	499,556	163,817	731,517	729,744
End of period*	$8,780,772	$9,848,781	$522,168	$499,556	$566,618	$731,517
* Includes undistributed/(over-distributed) net investment income of:	$12,671	$27,529	$10	$293	$(1,993)	$1

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor SMID Value Fund		Harbor Small Cap Value Fund
November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$(76)	$(54)	$2,376	$7,578	$822	$1,016	$17	$15	$2,140	$7,834
(2,274)	1,151	5,120	212,296	1,884	2,987	(16)	71	(62,784)	98,076

(2,666)	818	(21,798)	(118,859)	(12,784)	(3,674)	(578)	(466)	(61,710)	51,608

(5,016)	1,915	(14,302)	101,015	(10,078)	329	(577)	(380)	(122,354)	157,518

—	—	(797)	(5,502)	(1,023)	(243)	(12)	—	(6,292)	(1,733)
—	—	(18)	(77)	(4)	(3)	(7)	—	(96)	—
—	—	—	(2,380)	(44)	(40)	(7)	—	—	—

(774)	—	(101,227)	(8,628)	(2,584)	(774)	(29)	—	(73,264)	(42,860)
(133)	—	(3,384)	(125)	(13)	(8)	(21)	—	(2,832)	(1,338)
(84)	—	(18,830)	(4,277)	(177)	(171)	(21)	—	(4,984)	(3,116)
(991)	—	(124,256)	(20,989)	(3,845)	(1,239)	(97)	—	(87,468)	(49,047)

15,489	7,564	92,626	(626,581)	(7,052)	52,952	698	3,378	(115,381)	(513,813)
9,482	9,479	(45,932)	(546,555)	(20,975)	52,042	24	2,998	(325,203)	(405,342)

19,226	9,747	343,633	890,188	84,688	32,646	2,998	—	1,719,357	2,124,699
$28,708	$19,226	$297,701	$343,633	$63,713	$84,688	$3,022	$2,998	$1,394,154	$1,719,357

$(76)	$—	$1,562	$1	$597	$846	$6	$15	$1,983	$6,231

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	971,219	1,380,909	117,170	135,224	41,027	52,523
Reinvested in payment of distributions	23,904	14,604	10,128	755	76,938	49,948
Cost of shares reacquired	(1,045,230)	(1,995,519)	(42,902)	(25,198)	(124,416)	(145,559)
Net increase/(decrease) in net assets	(50,107)	(600,006)	84,396	110,781	(6,451)	(43,088)
Administrative Class:
Net proceeds from sale of shares	41,935	95,322	21,819	21,457	3,350	6,232
Reinvested in payment of distributions	209	—	3,633	293	5,206	4,325
Cost of shares reacquired	(50,546)	(56,212)	(7,863)	(10,363)	(4,576)	(21,970)
Net increase/(decrease) in net assets	(8,402)	39,110	17,589	11,387	3,980	(11,413)
Investor Class
Net proceeds from sale of shares	77,606	320,062	43,683	136,427	3,638	6,304
Reinvested in payment of distributions	—	—	7,530	31	5,644	4,127
Cost of shares reacquired	(99,253)	(180,100)	(38,911)	(7,196)	(9,063)	(18,462)
Net increase/(decrease) in net assets	(21,647)	139,962	12,302	129,262	219	(8,031)
SHARES
Institutional Class:
Shares sold	27,540	39,605	13,203	15,027	3,719	3,907
Shares issued in reinvestment of distributions	655	434	1,109	95	6,265	3,915
Shares reacquired	(29,892)	(57,531)	(4,999)	(2,954)	(10,808)	(10,706)
Net increase/(decrease) in shares outstanding	(1,697)	(17,492)	9,313	12,168	(824)	(2,884)
Beginning of period	223,963	241,455	26,749	14,581	43,407	46,291
End of period	222,266	223,963	36,062	26,749	42,583	43,407
Administrative Class
Shares sold	1,206	2,823	2,473	2,447	290	468
Shares issued in reinvestment of distributions	6	—	400	37	430	342
Shares reacquired	(1,427)	(1,617)	(919)	(1,212)	(391)	(1,685)
Net increase/(decrease) in shares outstanding	(215)	1,206	1,954	1,272	329	(875)
Beginning of period	7,607	6,401	7,405	6,133	2,700	3,575
End of period	7,392	7,607	9,359	7,405	3,029	2,700
Investor Class
Shares sold	2,262	9,367	4,883	15,139	314	472
Shares issued in reinvestment distributions	—	—	834	4	472	329
Shares reacquired	(2,889)	(5,198)	(4,564)	(819)	(811)	(1,387)
Net increase/(decrease) in shares outstanding	(627)	4,169	1,153	14,324	(25)	(586)
Beginning of period	21,590	17,421	15,226	902	2,923	3,509
End of period	20,963	21,590	16,379	15,226	2,898	2,923

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor SMID Value Fund		Harbor Small Cap Value Fund
November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

1,734	8,514	36,934	63,491	10,842	64,487	626	1,351	106,364	259,818
762	—	96,489	11,144	3,392	949	41	—	64,978	34,558
(1,348)	(2,559)	(68,681)	(506,894)	(19,917)	(12,840)	(70)	(8)	(272,485)	(766,967)
1,148	5,955	64,742	(432,259)	(5,683)	52,596	597	1,343	(101,143)	(472,591)

6,303	1,703	19,269	684	189	539	—	1,000	4,889	18,887
133	—	3,402	202	17	11	28	—	2,928	1,338
(1,289)	(333)	(387)	(3,353)	(177)	(292)	—	—	(14,444)	(21,596)
5,147	1,370	22,284	(2,467)	29	258	28	1,000	(6,627)	(1,371)

10,192	330	92,120	60,589	555	2,684	65	1,039	5,692	13,833
84	—	17,476	6,620	221	211	28	—	4,140	2,630
(1,083)	(91)	(103,996)	(259,064)	(2,173)	(2,797)	(19)	(4)	(17,444)	(56,314)
9,193	239	5,600	(191,855)	(1,397)	98	74	1,035	(7,612)	(39,851)

204	792	3,733	3,253	945	4,684	88	136	5,537	12,004
77	—	10,353	573	290	71	5	—	3,337	1,608
(139)	(234)	(6,511)	(25,586)	(1,718)	(929)	(10)	(1)	(13,942)	(35,340)
142	558	7,575	(21,760)	(483)	3,826	83	135	(5,068)	(21,728)
1,300	742	10,000	31,760	5,834	2,008	135	—	69,049	90,777
1,442	1,300	17,575	10,000	5,351	5,834	218	135	63,981	69,049

663	149	2,134	35	17	38	—	100	257	873
13	—	366	11	2	1	4	—	151	63
(147)	(31)	(40)	(174)	(15)	(21)	—	—	(758)	(999)
529	118	2,460	(128)	4	18	4	100	(350)	(63)
218	100	317	445	32	14	100	—	2,644	2,707
747	218	2,777	317	36	32	104	100	2,294	2,644

1,155	30	10,190	3,148	49	192	9	104	304	647
9	—	1,881	341	19	16	5	—	215	124
(131)	(8)	(6,385)	(12,802)	(186)	(207)	(3)	(1)	(910)	(2,637)
1,033	22	5,686	(9,313)	(118)	1	11	103	(391)	(1,866)
138	116	5,921	15,234	442	441	103	—	4,751	6,617
1,171	138	11,607	5,921	324	442	114	103	4,360	4,751

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2008	Year Ended October 31
		2007	2006	2005	2004	2003
	(Unaudited)
Net asset value beginning of period	$38.95	$32.65	$31.02	$26.81	$25.21	$21.04
Income from Investment Operations:
Net investment income/(loss)	0.06 [a]	0.14 [a]	0.07 [a]	0.13 [a]	0.02 [a]	0.05 [a]
Net realized and unrealized gain/(losses) on investments	(3.82)	6.23	1.59	4.19	1.63	4.16
Total from investment operations	(3.76)	6.37	1.66	4.32	1.65	4.21
Less Distributions:
Dividends from net investment income	(0.12)	(0.07)	(0.03)	(0.11)	(0.05)	(0.04)
Distributions from net realized capital gains[1]	—	—	—	—	—	—
Total distributions	(0.12)	(0.07)	(0.03)	(0.11)	(0.05)	(0.04)
Net asset value end of period	35.07	38.95	32.65	31.02	26.81	25.21
Net assets end of period (000s)	$7,795,217	$8,723,355	$7,882,712	$7,187,988	$6,497,130	$6,338,120
Ratios and Supplemental Data (%):
Total return	(9.66)%[b,f]	19.55%[b]	5.35%[b]	16.14%[b]	6.54%[b]	20.04%[b]
Ratio of total expenses to average net assets	0.68 [e]	0.67	0.67	0.68	0.68	0.72
Ratio of net expenses to average net assets	0.67 [a,e]	0.66 [a]	0.67 [a]	0.68 [a]	0.67 [a]	0.71 [a]
Ratio of net investment income/(loss) to average net assets	0.33 [a,e]	0.38 [a]	0.25 [a]	0.44 [a]	0.09 [a]	0.24 [a]
Portfolio turnover	44 [f]	69	71	69	67	64

HARBOR MID CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2008	Year Ended October 31
		2007	2006	2005[c]	2004	2003
	(Unaudited)
Net asset value beginning of period	$10.16	$7.59	$7.31	$6.15	$5.96	$4.14
Income from Investment Operations:
Net investment income/(loss)	—	0.03 [a]	—	(0.03)[a]	—	(0.03)[a]
Net realized and unrealized gain/(losses) on investments	(1.21)	2.59	1.13	1.19	0.19	1.85
Total from investment operations	(1.21)	2.62	1.13	1.16	0.19	1.82
Less Distributions:
Dividends from net investment income	(0.01)	(0.02)	—	—	—	—
Distributions from net realized capital gains[1]	(0.46)	(0.03)	(0.85)	—	—	—
Total distributions	(0.47)	(0.05)	(0.85)	—	—	—
Net asset value end of period	8.48	10.16	7.59	7.31	6.15	5.96
Net assets end of period (000s)	$305,943	$271,736	$110,633	$53,447	$49,275	$25,743
Ratios and Supplemental Data (%):
Total return	(12.28)%[b,f]	34.71%[b]	16.30%[b]	18.86%[b]	3.19%[b]	44.31%[b]
Ratio of total expenses to average net assets	0.88 [e]	0.91	1.06	1.15	1.12	1.68
Ratio of net expenses to average net assets	0.87 [a,e]	0.89 [a]	0.94 [a]	0.95 [a]	0.98 [a]	1.20 [a]
Ratio of net investment income/(loss) to average net assets	0.15 [a,e]	0.36 [a]	(0.30)[a]	(0.48)[a]	(0.65)[a]	(0.95)[a]
Portfolio turnover	66 [f]	107	131	177	77	114
See page 74 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class							Investor Class
6-Month Period Ended April 30,2008	Year Ended October 31						6-Month Period Ended April 30, 2008	Year Ended October 31
	2007		2006	2005	2004	2003		2007	2006	2005	2004	2003
(Unaudited)							(Unaudited)
$38.73	$32.47		$30.90	$26.77	$25.21	$21.04	$38.48	$32.31	$30.79	$26.65	$25.12	$21.04

0.02 [a]	0.06	[a]	0.05 [a]	— [a]	— [a]	0.04 [a]	(0.01)[a]	0.01 [a]	(0.02)[a]	0.05 [a]	(0.05)[a]	— [a]
(3.80)	6.20		1.52	4.23	1.59	4.17	(3.77)	6.16	1.54	4.11	1.58	4.11
(3.78)	6.26		1.57	4.23	1.59	4.21	(3.78)	6.17	1.52	4.16	1.53	4.11

(0.03)	—		—	(0.10)	(0.03)	(0.04)	—	—	—	(0.02)	—	(0.03)
—	—		—	—	—	—	—	—	—	—	—	—
(0.03)	—		—	(0.10)	(0.03)	(0.04)	—	—	—	(0.02)	—	(0.03)
34.92	38.73		32.47	30.90	26.77	25.21	34.70	38.48	32.31	30.79	26.65	25.12
$258,119	$294,586		$207,852	$123,018	$11,775	$850	$727,436	$830,840	$562,859	$304,676	$101,372	$40,475

(9.77)%[b,f]	19.28%[b]		5.08%[b]	15.84%[b]	6.32%[b]	20.04%[b]	(9.82)%[b,f]	19.10%[b]	4.94%[b]	15.62%[b]	6.09%[b]	19.55%[b]
0.93 [e]	0.93		0.92	0.92	0.93	0.95	1.05 [e]	1.05	1.07	1.10	1.11	1.14
0.92 [a,e]	0.92	[a]	0.92 [a]	0.92 [a]	0.92 [a]	0.94 [a]	1.04 [a,e]	1.04 [a]	1.07 [a]	1.10 [a]	1.10 [a]	1.13 [a]
0.08 [a,e]	0.13	[a]	— [a]	(0.13)[a]	(0.18)[a]	(0.09)[a]	(0.05)[a,e]	(0.01)[a]	(0.15)[a]	(0.10)[a]	(0.35)[a]	(0.29)[a]
44 [f]	69		71	69	67	64	44 [f]	69	71	69	67	64

Administrative Class							Investor Class
6-Month Period Ended April 30,2008	Year Ended October 31						6-Month Period Ended April 30,2008	Year Ended October 31
	2007		2006	2005[c]	2004	2003		2007	2006	2005[c]	2004	2003
(Unaudited)							(Unaudited)
$10.11	$7.57		$7.31	$6.15	$5.96	$4.14	$10.04	$7.52	$7.28	$6.15	$5.96	$4.14

—	0.01	[a]	—	—	(0.04)[a]	(0.02)[a]	(0.01)[a]	0.02 [a]	(0.01)[a]	(0.04)[a]	0.01 [a]	(0.02)[a]
(1.21)	2.57		1.11	1.16	0.23	1.84	(1.19)	2.53	1.10	1.17	0.18	1.84
(1.21)	2.58		1.11	1.16	0.19	1.82	(1.20)	2.55	1.09	1.13	0.19	1.82

—	(0.01)		—	—	—	—	—	—	—	—	—	—
(0.46)	(0.03)		(0.85)	—	—	—	(0.46)	(0.03)	(0.85)	—	—	—
(0.46)	(0.04)		(0.85)	—	—	—	(0.46)	(0.03)	(0.85)	—	—	—
8.44	10.11		7.57	7.31	6.15	5.96	8.38	10.04	7.52	7.28	6.15	5.96
$79,014	$74,885		$46,402	$14	$1	$6	$137,211	$152,935	$6,782	$1,737	$891	$209

(12.34)%[b,f]	34.31%[b]		15.99%[b]	18.86%[b]	3.19%[b]	44.31%[b]	(12.33)%[b,f]	34.08%[b]	15.77%[b]	18.37%[b]	3.19%[b]	44.31%[b]
1.13 [e]	1.16		1.20	1.38	1.31	2.03	1.26 [e]	1.29	1.44	1.58	1.56	2.21
1.12 [a,e]	1.14	[a]	1.18 [a]	1.18 [a]	1.23 [a]	1.40 [a]	1.25 [a,e]	1.27 [a]	1.32 [a]	1.38 [a]	1.38 [a]	1.40 [a]
(0.10)[a,e]	0.14	[a]	(0.58)[a]	(0.67)[a]	(0.90)[a]	(1.13)[a]	(0.22)[a,e]	(0.06)[a]	(0.69)[a]	(0.87)[a]	(1.06)[a]	(1.13)[a]
66 [f]	107		131	177	77	114	66 [f]	107	131	177	77	114

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2008		Year Ended October 31
			2007	2006	2005	2004	2003
	(Unaudited)
Net asset value beginning of period	$14.95		$13.69	$13.00	$12.82	$12.05	$8.65
Income from Investment Operations:
Net investment income/(loss)	(0.04)[a]		(0.07)[a]	—	(0.06)[a]	—	(0.04)[a]
Net realized and unrealized gain/(losses) on investments	(1.27)		2.55	1.74	1.07	0.77	3.44
Total from investment operations	(1.31)		2.48	1.74	1.01	0.77	3.40
Less Distributions:
Dividends from net investment income	—		—	—	—	—	—
Distributions from net realized capital gains[1]	(1.93)		(1.22)	(1.05)	(0.83)	—	—
Total distributions	(1.93)		(1.22)	(1.05)	(0.83)	—	—
Net asset value end of period	11.71		14.95	13.69	13.00	12.82	12.05
Net assets end of period (000s)	$498,669		$648,885	$633,956	$635,132	$709,318	$631,734
Ratios and Supplemental Data (%):
Total return	(9.35	)%[b],f	19.56%[b]	14.17%[b]	7.83%[b]	6.39%[b]	39.31%[b]
Ratio of total expenses to average net assets	0.84	[e]	0.84	0.82	0.84	0.85	0.95
Ratio of net expenses to average net assets	0.83	[a],e	0.82 [a]	0.82 [a]	0.84 [a]	0.83 [a]	0.93 [a]
Ratio of net investment income/(loss) to average net assets	(0.64	)[a],e	(0.52)[a]	(0.35)[a]	(0.40)[a]	(0.48)[a]	(0.61)[a]
Portfolio turnover	28	[f]	50	55	69	54	83

HARBOR SMALL COMPANY GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2008		Year Ended October 31
			2007	2006[d]
	(Unaudited)
Net asset value beginning of period	$11.63		$10.18	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.02)[a]		(0.03)[a]	—
Net realized and unrealized gain/(losses) on investments	(2.41)		1.48	0.18
Total from investment operations	(2.43)		1.45	0.18
Less Distributions:
Dividends from net investment income	—		—	—
Distributions from net realized capital gains[1]	(0.62)		—	—
Total distributions	(0.62)		—	—
Net asset value end of period	8.58		11.63	10.18
Net assets end of period (000s)	$12,375		$15,110	$7,559
Ratios and Supplemental Data (%):
Total return	(21.59	)%[b],f	14.24%[b]	1.80%[b,f]
Ratio of total expenses to average net assets	1.32	[e]	1.61	3.11	[e]
Ratio of net expenses to average net assets	0.87	[a],e	0.87 [a]	0.92	[a,e]
Ratio of net investment income/(loss) to average net assets	(0.56	)[a],e	(0.29)[a]	(0.38)[a,e]
Portfolio turnover	62	[f]	92	53

See page 74 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class							Investor Class
6-Month Period Ended April 30, 2008		Year Ended October 31					6-Month Period Ended April 30, 2008		Year Ended October 31
		2007	2006	2005	2004	2003			2007	2006	2005	2004		2003
(Unaudited)							(Unaudited)
$14.77		$13.57	$12.92	$12.78	$12.05	$8.65	$14.62		$13.47	$12.85	$12.74	$12.02		$8.65

(0.04)[a]		(0.14)[a]	(0.03)[a]	(0.07)[a]	(0.02)[a]	(0.02)[a]	(0.06)[a]		(0.16)[a]	(0.02)[a]	(0.09)[a]	0.02	[a]	(0.06)[a]
(1.27)		2.56	1.73	1.04	0.75	3.42	(1.24)		2.53	1.69	1.03	0.70		3.43
(1.31)		2.42	1.70	0.97	0.73	3.40	(1.30)		2.37	1.67	0.94	0.72		3.37

—		—	—	—	—	—	—		—	—	—	—		—
(1.93)		(1.22)	(1.05)	(0.83)	—	—	(1.93)		(1.22)	(1.05)	(0.83)	—		—
(1.93)		(1.22)	(1.05)	(0.83)	—	—	(1.93)		(1.22)	(1.05)	(0.83)	—		—
11.53		14.77	13.57	12.92	12.78	12.05	11.39		14.62	13.47	12.85	12.74		12.02
$34,926		$39,877	$48,525	$40,916	$8,074	$4,482	$33,023		$42,755	$47,263	$32,440	$26,527		$12,279

(9.48	)%[b],f	19.35%[b]	13.93%[b]	7.52%[b]	6.06%[b]	39.31%[b]	(9.51	)%[b],f	19.11%[b]	13.77%[b]	7.31%[b]	5.90%[b]		39.08%[b]
1.09	[e]	1.08	1.07	1.09	1.09	1.18	1.22	[e]	1.21	1.22	1.27	1.27		1.38
1.08	[a],e	1.07 [a]	1.07 [a]	1.09 [a]	1.08 [a]	1.16 [a]	1.21	[a],e	1.20 [a]	1.22 [a]	1.27 [a]	1.25	[a]	1.36 [a]
(0.89	)[a],e	(0.77)[a]	(0.60)[a]	(0.66)[a]	(0.73)[a]	(0.83)[a]	(1.02	)[a],e	(0.90)[a]	(0.74)[a]	(0.83)[a]	(0.91)[a]		(1.03)[a]
28	[f]	50	55	69	54	83	28	[f]	50	55	69	54		83

Administrative Class					Investor Class
6-Month Period Ended April 30, 2008		Year Ended October 31			6-Month Period Ended April 30, 2008		Year Ended October 31
		2007	2006[d]				2007	2006[d]
(Unaudited)					(Unaudited)
$11.57		$10.16	$10.00		$11.55		$10.15	$10.00

(0.02)[a]		(0.03)[a]	(0.01)[a]		0.02	[a]	(0.09)[a]	(0.02)[a]
(2.40)		1.44	0.17		(2.45)		1.49	0.17
(2.42)		1.41	0.16		(2.43)		1.40	0.15

—		—	—		—		—	—
(0.62)		—	—		(0.62)		—	—
(0.62)		—	—		(0.62)		—	—
8.53		11.57	10.16		8.50		11.55	10.15
$6,374		$2,522	$1,016		$9,959		$1,594	$1,172

(21.61	)%[b],f	13.88%[b]	1.60%[b,f]		(21.74	)%[b],f	13.79%[b]	1.50%[b,f]
1.59	[e]	1.86	3.37	[e]	1.69	[e]	1.99	3.50	[e]
1.12	[a],e	1.11 [a]	1.18	[a,e]	1.25	[a],e	1.25 [a]	1.31	[a,e]
(0.83	)[a],e	(0.56)[a]	(0.58)[a,e]		(1.00	)[a],e	(0.68)[a]	(0.71)[a,e]
62	[f]	92	53	[f]	62	[f]	92	53	[f]

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR LARGE CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2008	Year Ended October 31
		2007[h]	2006	2005	2004		2003
	(Unaudited)
Net asset value beginning of period	$21.20	$18.79	$16.63	$15.00	$13.52		$11.43
Income from Investment Operations:
Net investment income/(loss)	0.10 [a]	0.41 [a]	0.22 [a]	0.16 [a]	0.14	[a]	0.11	[a]
Net realized and unrealized gain/(losses) on investments	(1.23)	2.54	2.13	1.63	1.45		2.11
Total from investment operations	(1.13)	2.95	2.35	1.79	1.59		2.22
Less Distributions:
Dividends from net investment income	(0.08)	(0.26)	(0.19)	(0.16)	(0.11)		(0.13)
Distributions from net realized capital gains[1]	(10.66)	(0.28)	—	—	—		—
Total distributions	(10.74)	(0.54)	(0.19)	(0.16)	(0.11)		(0.13)
Net asset value end of period	9.33	21.20	18.79	16.63	15.00		13.52
Net assets end of period (000s)	$163,974	$211,985	$596,888	$546,624	$352,917		$202,159
Ratios and Supplemental Data (%):
Total return	(5.24)%[b,f]	15.93%[b]	14.23%	11.90%	11.79%[b]		19.56%[b]
Ratio of total expenses to average net assets	0.74 [e]	0.72	0.68	0.70	0.70		0.78
Ratio of net expenses to average net assets	0.68 [a,e]	0.68 [a]	0.68 [a]	0.70 [a]	0.68	[a]	0.77	[a]
Ratio of net investment income/(loss) to average net assets	2.00 [a,e]	1.24 [a]	1.23 [a]	1.01 [a]	1.10	[a]	0.94	[a]
Portfolio turnover	53 [f]	114	31	24	19		25

HARBOR MID CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2008	Year Ended October 31
		2007	2006	2005	2004[i]		2003
	(Unaudited)
Net asset value beginning of period	$13.43	$13.26	$11.90	$11.09	$10.06		$8.33
Income from Investment Operations:
Net investment income/(loss)	0.16 [a]	0.17 [a]	0.13 [a]	0.14 [a]	0.02	[a]	0.01	[a]
Net realized and unrealized gain/(losses) on investments	(1.77)	0.49	1.65	1.68	1.01		1.72
Total from investment operations	(1.61)	0.66	1.78	1.82	1.03		1.73
Less Distributions:
Dividends from net investment income	(0.19)	(0.12)	(0.13)	(0.05)	—		—
Distributions from net realized capital gains[1]	(0.47)	(0.37)	(0.29)	(0.96)	—		—
Total distributions	(0.66)	(0.49)	(0.42)	(1.01)	—		—
Net asset value end of period	11.16	13.43	13.26	11.90	11.09		10.06
Net assets end of period (000s)	$59,699	$78,346	$26,630	$15,744	$10,354		$7,959
Ratios and Supplemental Data (%):
Total return	(12.24)%[b,f]	4.97%[b]	15.43%[b]	16.92%[b]	10.36%[b]		20.77%[b]
Ratio of total expenses to average net assets	0.94 [e]	1.02	1.46	1.88	2.10		2.35
Ratio of net expenses to average net assets	0.93 [a,e]	0.95 [a]	0.95 [a]	0.95 [a]	1.02	[a]	1.20	[a]
Ratio of net investment income/(loss) to average net assets	2.42 [a,e]	1.52 [a]	1.45 [a]	1.27 [a]	0.23	[a]	0.15	[a]
Portfolio turnover	11 [f]	21	18	20	152		67

See page 74 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class								Investor Class
6-Month Period Ended April 30, 2008	Year Ended October 31							6-Month Period Ended April 30, 2008	Year Ended October 31
	2007[h]	2006	2005	2004		2003			2007[h]	2006	2005	2004	2003
(Unaudited)								(Unaudited)
$21.17	$18.77	$16.62	$14.99	$13.52		$11.43		$21.10	$18.70	$16.58	$14.96	$13.49	$11.43

0.16 [a]	0.20 [a]	0.16 [a]	0.14 [a]	0.08	[a]	0.15	[a]	0.14 [a]	0.19 [a]	0.14 [a]	0.07 [a]	0.10 [a]	0.10 [a]
(1.29)	2.69	2.14	1.61	1.50		2.07		(1.29)	2.67	2.12	1.64	1.43	2.07
(1.13)	2.89	2.30	1.75	1.58		2.22		(1.15)	2.86	2.26	1.71	1.53	2.17

(0.06)	(0.21)	(0.15)	(0.12)	(0.11)		(0.13)		—	(0.18)	(0.14)	(0.09)	(0.06)	(0.11)
(10.66)	(0.28)	—	—	—		—		(10.66)	(0.28)	—	—	—	—
(10.72)	(0.49)	(0.15)	(0.12)	(0.11)		(0.13)		(10.66)	(0.46)	(0.14)	(0.09)	(0.06)	(0.11)
9.32	21.17	18.77	16.62	14.99		13.52		9.29	21.10	18.70	16.58	14.96	13.49
$25,868	$6,706	$8,352	$5,577	$4,515		$5		$107,859	$124,942	$284,948	$162,862	$16,452	$6,682

(5.28)%[b,f]	15.62%[b]	13.93%	11.66%	11.69%[b]		19.56%[b]		(5.43)%[b,f]	15.49%[b]	13.73%	11.44%	11.34%[b]	19.13%[b]
0.99 [e]	0.98	0.93	0.95	0.95		0.94		1.12 [e]	1.09	1.08	1.10	1.13	1.18
0.93 [a,e]	0.93 [a]	0.93 [a]	0.95 [a]	0.92	[a]	0.93	[a]	1.05 [a,e]	1.06 [a]	1.08 [a]	1.10 [a]	1.10 [a]	1.17 [a]
1.75 [a,e]	1.04 [a]	0.95 [a]	0.77 [a]	0.86	[a]	0.66	[a]	1.77 [a,e]	0.90 [a]	0.82 [a]	0.70 [a]	0.68 [a]	0.34 [a]
53 [f]	114	31	24	19		25		53 [f]	114	31	24	19	25

Administrative Class								Investor Class
6-Month Period Ended April 30, 2008	Year Ended October 31							6-Month Period Ended April 30, 2008	Year Ended October 31
	2007	2006	2005	2004[i]		2003			2007	2006	2005	2004[i]	2003
(Unaudited)								(Unaudited)
$13.38	$13.24	$11.90	$11.09	$10.06		$8.33		$13.37	$13.22	$11.88	$11.09	$10.06	$8.33

0.13 [a]	0.20 [a]	0.10 [a]	0.04 [a]	0.02	[a]	—		0.14 [a]	0.18 [a]	0.12 [a]	0.07 [a]	(0.01)[a]	(0.01)[a]
(1.76)	0.42	1.66	1.76	1.01		1.73		(1.79)	0.43	1.62	1.71	1.04	1.74
(1.63)	0.62	1.76	1.80	1.03		1.73		(1.65)	0.61	1.74	1.78	1.03	1.73

(0.15)	(0.11)	(0.13)	(0.04)	—		—		(0.12)	(0.09)	(0.11)	(0.04)	—	—
(0.47)	(0.37)	(0.29)	(0.95)	—		—		(0.47)	(0.37)	(0.29)	(0.95)	—	—
(0.62)	(0.48)	(0.42)	(0.99)	—		—		(0.59)	(0.46)	(0.40)	(0.99)	—	—
11.13	13.38	13.24	11.90	11.09		10.06		11.13	13.37	13.22	11.88	11.09	10.06
$401	$434	$184	$81	$2		$—		$3,613	$5,908	$5,832	$1,612	$268	$46

(12.41)%[b,f]	4.68%[b]	15.17%[b]	16.88%[b]	10.36%[b]		20.77%[b]		(12.49)%[b,f]	4.60%[b]	15.00%[b]	16.65%[b]	10.24%[b]	20.77%[b]
1.20 [e]	1.27	1.69	2.11	—	[g]	—	[g]	1.32 [e]	1.41	1.83	2.31	2.92	2.77
1.18 [a,e]	1.19 [a]	1.18 [a]	1.18 [a]	—	[g]	—	[g]	1.31 [a,e]	1.33 [a]	1.32 [a]	1.38 [a]	1.39 [a]	1.39 [a]
2.16 [a,e]	1.29 [a]	1.22 [a]	0.96 [a]	—	[g]	—	[g]	2.04 [a,e]	1.17 [a]	1.06 [a]	0.88 [a]	(0.15)[a]	(0.16)[a]
11 [f]	21	18	20	152		67		11 [f]	21	18	20	152	67

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMID VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2008		Year Ended October 31, 2007[j]
	(Unaudited)
Net asset value beginning of period	$8.88		$10.00
Income from Investment Operations:
Net investment income/(loss)	0.05	[a]	0.06	[a]
Net realized and unrealized gain/(losses) on investments	(1.69)		(1.18)
Total from investment operations	(1.64)		(1.12)
Less Distributions:
Dividends from net investment income	(0.09)		—
Distributions from net realized capital gains[1]	(0.21)		—
Total distributions	(0.30)		—
Net asset value end of period	6.94		8.88
Net assets end of period (000s)	$1,515		$1,196
Ratios and Supplemental Data (%):
Total return	(18.81)%[b,f]		(11.20)%[b,f]
Ratio of total expenses to average net assets	3.07	[e]	3.61	[e]
Ratio of net expenses to average net assets	0.95	[a,e]	0.95	[a,e]
Ratio of net investment income/(loss) to average net assets	1.34	[a],e	1.19	[a]
Portfolio turnover	19	[f]	22	[f]

HARBOR SMALL CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2008		Year Ended October 31
			2007	2006	2005		2004	2003
	(Unaudited)
Net asset value beginning of period	$22.52		$21.24	$19.50	$16.58		$13.88	$9.99
Income from Investment Operations:
Net investment income/(loss)	0.04	[a]	0.11 [a]	0.03 [a]	0.01	[a]	—	(0.01)[a]
Net realized and unrealized gain/(losses) on investments	(1.59)		1.68	2.04	3.00		2.70	3.90
Total from investment operations	(1.55)		1.79	2.07	3.01		2.70	3.89
Less Distributions:
Dividends from net investment income	(0.10)		(0.02)	(0.02)	—		—	—
Distributions from net realized capital gains[1]	(1.11)		(0.49)	(0.31)	(0.09)		—	—
Total distributions	(1.21)		(0.51)	(0.33)	(0.09)		—	—
Net asset value end of period	19.76		22.52	21.24	19.50		16.58	13.88
Net assets end of period (000s)	$1,263,994		$1,554,756	$1,928,482	$1,592,120		$449,467	$159,380
Ratios and Supplemental Data (%):
Total return	(6.82	)%[b],f	8.52%[b]	10.72%[b]	18.22%[b]		19.45%[b]	38.94%[b]
Ratio of total expenses to average net assets	0.84	[e]	0.84	0.83	0.83		0.85	1.24
Ratio of net expenses to average net assets	0.83	[a],e	0.83 [a]	0.83 [a]	0.83	[a]	0.84 [a]	0.94 [a]
Ratio of net investment income/(loss) to average net assets	0.34	[a],e	0.44 [a]	0.19 [a]	0.13	[a]	(0.13)[a]	(0.25)[a]
Portfolio turnover	4	[f]	14	27	20		12	13

See page 74 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class				Investor Class
6-Month Period Ended April 30, 2008		Year Ended October 31, 2007[j]		6-Month Period Ended April 30, 2008		Year Ended October 31, 2007[j]
(Unaudited)				(Unaudited)
$8.87		$10.00		$8.86		$10.00

0.04	[a]	0.05	[a]	0.04	[a]	0.04	[a]
(1.69)		(1.18)		(1.69)		(1.18)
(1.65)		(1.13)		(1.65)		(1.14)

(0.07)		—		(0.06)		—
(0.21)		—		(0.21)		—
(0.28)		—		(0.27)		—
6.94		8.87		6.94		8.86
$719		$887		$788		$915

(18.88)%[b,f]		(11.30)%[b,f]		(18.87)%[b,f]		(11.40)%[b,f]
3.29	[e]	3.84	[e]	3.43	[e]	3.97	[e]
1.20	[a,e]	1.20	[a,e]	1.33	[a,e]	1.33	[a,e]
1.21	[a],e	0.94	[a]	1.07	[a],e	0.80	[a]
19	[f]	45	[f]	19	[f]	22	[f]

Administrative Class									Investor Class
6-Month Period Ended April 30, 2008		Year Ended October 31							6-Month Period Ended April 30, 2008		Year Ended October 31
		2007		2006	2005	2004		2003			2007	2006	2005	2004	2003
(Unaudited)									(Unaudited)
$22.40		$21.17		$19.46	$16.57	$13.88		$9.99	$22.18		$20.99	$19.33	$16.50	$13.87	$9.99

0.01	[a]	0.04	[a]	(0.02)[a]	(0.01)[a]	0.02	[a]	(0.02)[a]	(0.02)[a]		(0.03)[a]	(0.09)[a]	(0.01)[a]	—	(0.02)[a]
(1.58)		1.68		2.04	2.99	2.67		3.91	(1.55)		1.71	2.06	2.93	2.63	3.90
(1.57)		1.72		2.02	2.98	2.69		3.89	(1.57)		1.68	1.97	2.92	2.63	3.88

(0.04)		—		—	—	—		—	—		—	—	—	—	—
(1.11)		(0.49)		(0.31)	(0.09)	—		—	(1.11)		(0.49)	(0.31)	(0.09)	—	—
(1.15)		(0.49)		(0.31)	(0.09)	—		—	(1.11)		(0.49)	(0.31)	(0.09)	—	—
19.68		22.40		21.17	19.46	16.57		13.88	19.50		22.18	20.99	19.33	16.50	13.87
$45,138		$59,224		$57,301	$36,787	$1,911		$3	$85,022		$105,377	$138,916	$182,697	$23,987	$1,290

(6.95	)%[b],f	8.21%[b]		10.48%[b]	18.05%[b]	19.38%[b]		38.94%[b]	(7.01	)%[b],f	8.08%[b]	10.28%[b]	17.76%[b]	18.96%[b]	38.84%[b]
1.09	[e]	1.09		1.08	1.08	0.94		1.48	1.22	[e]	1.22	1.23	1.26	1.26	1.59
1.08	[a],e	1.08	[a]	1.08 [a]	1.08 [a]	0.93	[a]	1.18 [a]	1.21	[a],e	1.21 [a]	1.23 [a]	1.26 [a]	1.25 [a]	1.29 [a]
0.09	[a],e	0.18	[a]	(0.06)[a]	(0.08)[a]	(0.24)[a]		(0.59)[a]	(0.04	)[a],e	0.06 [a]	(0.22)[a]	(0.27)[a]	(0.53)[a]	(0.57)[a]
4	[f]	14		27	20	12		13	4	[f]	14	27	20	12	13

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

1	Includes both short-term and long-term capital gains.

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Effective September 20, 2005, Harbor Mid Cap Growth Fund appointed Wellington Management Company, LLP as its Subadviser.

d	For the period February 1, 2006 (inception) through October 31, 2006.

e	Annualized.

f	Unannualized.

g	Assets in this class were too small to incur any income or expense.

h	Effective June 19, 2007, Harbor Large Cap Value Fund appointed Cohen & Steers Capital Management, Inc. as its Subadviser.

i	Effective September 30, 2004, Harbor Mid Cap Value Fund appointed LSV Asset Management as its Subadviser.

j	For the period May 1, 2007 (inception) through October 31, 2007.

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Harbor fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Harbor fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2007 through April 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Harbor fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2007)	Ending Account Value (April 30, 2008)	Expenses Paid During Period*
Harbor Capital Appreciation Fund
Institutional Class
Actual	$1,000.00	$903.40	$3.16
Hypothetical (5% return)	1,000.00	1,021.46	3.35
Administrative Class
Actual	$1,000.00	$902.34	$4.34
Hypothetical (5% return)	1,000.00	1,020.19	4.61
Investor Class
Actual	$1,000.00	$901.77	$4.94
Hypothetical (5% return)	1,000.00	1,019.54	5.24
Harbor Mid Cap Growth Fund
Institutional Class
Actual	$1,000.00	$877.21	$4.08
Hypothetical (5% return)	1,000.00	1,020.41	4.39
Administrative Class
Actual	$1,000.00	$876.63	$5.25
Hypothetical (5% return)	1,000.00	1,019.13	5.64
Investor Class
Actual	$1,000.00	$876.74	$5.84
Hypothetical (5% return)	1,000.00	1,018.49	6.28

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Beginning Account Value (November 1, 2007)	Ending Account Value (April 30, 2008)	Expenses Paid During Period*
Harbor Small Cap Growth Fund
Institutional Class
Actual	$1,000.00	$906.46	$3.95
Hypothetical (5% return)	1,000.00	1,020.62	4.19
Administrative Class
Actual	$1,000.00	$905.23	$5.13
Hypothetical (5% return)	1,000.00	1,019.34	5.44
Investor Class
Actual	$1,000.00	$904.86	$5.73
Hypothetical (5% return)	1,000.00	1,018.69	6.08
Harbor Small Company Growth Fund
Institutional Class
Actual	$1,000.00	$784.10	$3.85
Hypothetical (5% return)	1,000.00	1,020.43	4.37
Administrative Class
Actual	$1,000.00	$783.86	$4.97
Hypothetical (5% return)	1,000.00	1,019.16	5.62
Investor Class
Actual	$1,000.00	$782.55	$5.52
Hypothetical (5% return)	1,000.00	1,018.52	6.25
Harbor Large Cap Value Fund
Institutional Class
Actual	$1,000.00	$947.58	$3.29
Hypothetical (5% return)	1,000.00	1,021.40	3.41
Administrative Class
Actual	$1,000.00	$947.22	$4.48
Hypothetical (5% return)	1,000.00	1,020.14	4.65
Investor Class
Actual	$1,000.00	$945.65	$5.10
Hypothetical (5% return)	1,000.00	1,019.50	5.29
Harbor Mid Cap Value Fund
Institutional Class
Actual	$1,000.00	$877.56	$4.35
Hypothetical (5% return)	1,000.00	1,020.12	4.67
Administrative Class
Actual	$1,000.00	$875.92	$5.49
Hypothetical (5% return)	1,000.00	1,018.87	5.90
Investor Class
Actual	$1,000.00	$875.09	$6.09
Hypothetical (5% return)	1,000.00	1,018.21	6.56
Harbor SMID Value Fund
Institutional Class
Actual	$1,000.00	$811.93	$4.28
Hypothetical (5% return)	1,000.00	1,020.02	4.77
Administrative Class
Actual	$1,000.00	$811.24	$5.40
Hypothetical (5% return)	1,000.00	1,018.75	6.02
Investor Class
Actual	$1,000.00	$811.33	$5.98
Hypothetical (5% return)	1,000.00	1,018.10	6.66

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Beginning Account Value (November 1, 2007)	Ending Account Value (April 30, 2008)	Expenses Paid During Period*
Harbor Small Cap Value Fund
Institutional Class
Actual	$1,000.00	$931.78	$4.01
Hypothetical (5% return)	1,000.00	1,020.61	4.19
Administrative Class
Actual	$1,000.00	$930.52	$5.20
Hypothetical (5% return)	1,000.00	1,019.34	5.44
Investor Class
Actual	$1,000.00	$929.91	$5.81
Hypothetical (5% return)	1,000.00	1,018.69	6.08
*	Expenses are equal to the respective Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Harbor International Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Northern Cross Investments Limited

Clarendon House

2 Church Street

Hamilton, Bermuda HMDX

PORTFOLIO MANAGER

Hakan Castegren

Since 1987

Northern Cross has subadvised the Fund

since its inception in 1987.

INVESTMENT GOAL

Long-term total return, principally from growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks.

Hakan Castegren

Management’s discussion of fund performance

MARKET REVIEW

The fiscal half year ended April 30, 2008, was marked by investor uncertainty driven by worries about a recession in the United States, about the pricing of financial instruments backed by complex structures of cash flows, and by rising commodity prices and a plunging U.S. dollar. The MSCI EAFE Index of stocks in developed overseas markets declined -9.21% (all returns cited are in U.S. dollar terms). By comparison, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, was down 9.88%. The weak dollar added about four percentage points to index returns, as interest rate cuts in the U.S. were indicative to investors of the potential of a weakening U.S. economy.

Most of the economic sectors in the EAFE Index had negative returns, with consumer discretionary, information technology, telecommunications, financials, and industrials all posting double-digit declines. The only sectors to gain ground were energy and materials, each of which was up less than 1%. All 21 country components within the index posted negative returns. Growth stocks fared somewhat better than value shares although both were in negative territory.

PERFORMANCE

The Harbor International Fund outpaced its MSCI EAFE benchmark by a substantial margin. The Fund returned -5.44% (Institutional Class), -5.54% (Administrative Class), and -5.60% (Investor Class) for the fiscal half year, compared with the index return of -9.21%. The Fund also outperformed the benchmark for the latest five-year and 10-year periods.

Stock selection and overweighted positions in the energy and materials sectors had the biggest positive impact on Fund performance relative to the index. The largest individual contributors were energy names: Petroleo Brasileiro in Brazil (up 21%) and BG Group, based in the United Kingdom (up 32%), as well as a materials sector holding, Rio Tinto, the UK-based mining company (up 26%).

Overall, the Fund’s energy names returned about 8% versus less than 1% for those in the index. In addition, energy stocks made up about 12% of the portfolio compared with about 8% for the index. Holdings in the materials sector were up over 2%, beating the index by almost two percentage points. Materials names made up almost 14% of the portfolio compared with about 10% for the EAFE benchmark.

Health care was the only other sector posting a positive return for the Fund, up about 5% versus a negative 6% for the index. Novo Nordisk, a Denmark-based leader in diabetes care, led the portfolio’s health care names with a gain of 12%. The Fund had a 4% weight in health care names versus 6% for the benchmark.

Harbor International Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Petroleo Brasileiro SA—PETROBRAS	4.1%
ABB Ltd.	3.6
Companhia Vale do Rio Doce Cl. A	2.6
Banco Bradesco S.A.	2.4
Linde AG	2.3
BHP Billiton	2.3
Novo Nordisk A/S Series B	2.3
Nestle SA—Registered	2.0
Banco Santander Central Hispano SA—Registered	1.9
Commerzbank AG	1.8

As the largest sector weight, financial stocks also were the biggest drag on performance for both the Fund and the index. Financials comprised about 27% of both the Fund and the benchmark. On a relative basis, however, the Fund substantially outperformed in the financials sector, with a return of -6% versus -13% for the index. Japan’s Sumitomo Trust and Banking Co. (up 23%) was the Fund’s leading contributor within the financials group.

Overall, the Fund’s holdings lagged those of the benchmark in 3 of the 10 economic sectors: consumer discretionary, consumer staples, and telecommunications services. Among individual names, the biggest detractors from Fund performance were UBS AG, a Swiss bank experiencing problems with subprime-related securities (down 34%), French companies Michelin (off 32%) and Compagnie de Saint-Gobain (down 25%), and A.P. Moller-Maersk, a Denmark-based container shipper and energy conglomerate (off 24%).

From a country perspective, holdings in Brazil and the United Kingdom made important contributions to Fund performance relative to the benchmark. Investments in Brazil, which is not a constituent of the EAFE Index, were up 8%. In the UK, Fund holdings were off 1% compared with a minus 12% for the benchmark. Portfolio holdings in France were down 13% versus a decline of 7% for the index.

OUTLOOK AND STRATEGY

As of April 30, 2008, the largest overweighted positions in the portfolio were in industrials, energy, and materials, while the most significant underweights were in utilities, information technology, and health care. Relative to the benchmark, the largest country overweights were in Brazil, Switzerland, and France, while the most significantly underweighted positions were in Japan, the UK, and Italy.

We expect global growth to continue and do not anticipate a severe slowdown in the U.S. The recent upgrade of Brazil’s credit rating to investment grade was an important event for that country and underlines our comfort with Brazil as a key component of the portfolio. We continue to see opportunities in commodities and energy. We believe that our investment team’s travels have continued to bring forth promising ideas for future investments.

This report contains the current opinions of Northern Cross Investments Limited and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor International Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	011

Cusip	411511306

Ticker	HAINX

Inception Date	12-29-1987

Net Expense Ratio	0.78%

Total Net Assets (000s)	$26,008,264

ADMINISTRATIVE CLASS

Fund #	211

Cusip	411511652

Ticker	HRINX

Inception Date	11-01-2002

Net Expense Ratio	1.03%

Total Net Assets (000s)	$640,693

INVESTOR CLASS

Fund #	411

Cusip	411511645

Ticker	HIINX

Inception Date	11-01-2002

Net Expense Ratio	1.16%

Total Net Assets (000s)	$2,956,935

PORTFOLIO STATISTICS

	Portfolio	Benchmark*

Number of Holdings	90	1,197

Number of Countries	19	16

Weighted Average Market Cap (MM)*	$62,360	$61,720

Price/Earning Ratio (P/E)*	13.5x	12.8x

Price/Book Ratio (P/B)*	1.9x	1.9x

Beta vs. MSCI EAFE Index*	1.09	1.00

Portfolio Turnover Rate—Unannualized	6%	N/A
(6-Month Period Ended 04-30-2008)

*	Portfolio statistics provided by Vestek.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

REGION BREAKDOWN

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $50,000 INVESTMENT

For the period 05-01-1998 through 04-30-2008

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor International Fund
Institutional Class	-5.44%	12.23%	26.30%	11.49%	12-29-1987
Comparative Index
MSCI EAFE	-9.21	-1.78	20.42	6.66	—

Administrative and Investor Classes

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2002 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor International Fund
Administrative Class	-5.54%	11.96%	26.00%	24.35%	11-01-2002
Investor Class	-5.60	11.82	25.79	24.14	11-01-2002
Comparative Index
MSCI EAFE	-9.21	-1.78	20.42	18.79	—

As stated in the Fund’s current prospectus, the expense ratios were 0.81% (Net) and 0.82% (Gross) (Institutional Class); 1.06% (Net) and 1.07% (Gross) (Administrative Class); and 1.19% (Net) and 1.20% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2% against shares that are held for less than 60 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor International Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 6.1%)

COMMON STOCKS—83.8%

Shares		Value (000s)

AIRLINES—4.1%
5,188,300	Air France-KLM SA (FR)	$160,384
40,596,000	All Nippon Airways Co. Ltd. (JP)	159,363
116,518,000	Cathay Pacific Airways Ltd. (HK)	242,191
10,296,737	Deutsche Lufthansa AG—Registered (GER)	269,769
101,664,000	Japan Airlines Corp. (JP)*	239,499
12,859,540	Singapore Airlines Ltd. (SGP)	151,473

		1,222,679

AUTO COMPONENTS—2.1%
2,665,406	Continental AG (GER)	311,700
3,284,534	Michelin (CGDE) Cl. B (FR)	298,106

		609,806

BEVERAGES—1.5%
21,689,045	Diageo plc (UK)	442,360

BUILDING PRODUCTS—2.3%
17,474,000	Asahi Glass Co. Ltd. (JP)	208,651
12,033,608	ASSA ABLOY Ab Series B (SW)	186,297
3,534,319	Compagnie de Saint-Gobain (FR)	281,176

		676,124

CAPITAL MARKETS—2.2%
19,921,400	Nomura Holdings Inc. (JP)	347,862
9,448,335	UBS AG (SWS)	312,666

		660,528

CHEMICALS—2.2%
4,306,472	Linde AG (GER)	627,729
68,000	Syngenta AG—Registered (SWS)	20,210

		647,939

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—12.5%
23,225,118	Banco Santander Central Hispano SA—Registered (SP)	$502,269
4,019,000	BNP Paribas (FR)	428,445
13,856,268	Commerzbank AG (GER)	496,698
21,917,000	DBS Group Holdings Ltd. (SGP)	320,666
4,710,834	Erste Bank der oesterreichischen Sparkassen AG (AUT)	347,258
81,875,000	Malayan Banking Berhad (MAL)	207,923
28,950,000	Mitsubishi UFJ Financial Group Inc. (JP)	318,999
11,463,321	Standard Chartered plc (UK)	405,032
44,779,000	Sumitomo Trust and Banking Co. Ltd. (JP)	402,607
19,178,127	United Overseas Bank Ltd. (SGP)	288,243

		3,718,140

CONSTRUCTION MATERIALS—1.1%
3,431,034	Holcim Ltd.—Registered (SWS)	334,773

CONSUMER FINANCE—1.1%
1,786,250	ORIX Corp. (JP)	323,147

DIVERSIFIED FINANCIAL SERVICES—2.2%
7,097,158	ING Groep NV (NET)	268,844
15,907,905	Investor AB Cl. B (SW)	375,554

		644,398

DIVERSIFIED TELECOMMUNICATION SERVICES—2.4%
8,876,000	France Telecom SA (FR)	277,738
15,544,500	Telefonica SA (SP)	446,670

		724,408

ELECTRICAL EQUIPMENT—4.5%
31,765,918	ABB Ltd. (SWS)	969,349
2,994,117	Schneider Electric SA (FR)	364,345

		1,333,694

FOOD PRODUCTS—3.1%
33,070,645	Cadbury plc (UK)	379,857
1,136,110	Nestle SA—Registered (SWS)	542,240

		922,097

HOTELS, RESTAURANTS & LEISURE—2.8%
5,200,690	Accor SA (FR)	428,507
132,000,000	Genting Berhad (MAL)	267,899
111,000,000	Resorts World Berhad (MAL)	118,749

		815,155

HOUSEHOLD DURABLES—1.0%
6,194,500	Sony Corp. (JP)	285,595

INDUSTRIAL CONGLOMERATES—0.9%
9,200,000	Keppel Corp. (SGP)*	70,427
68,539,047	Sime Darby Bhd (MAL)	208,286

		278,713

INSURANCE—3.4%
1,884,548	Allianz AG—Registered (GER)	382,927
13,373,572	AXA (FR)	494,123
29,879,000	China Life Insurance Co. Ltd. (CHN)	130,358

		1,007,408

MACHINERY—3.0%
16,359,831	Atlas Copco Ab (SW)	261,145
4,157,400	Fanuc Ltd. (JP)	438,203
10,199,000	SKF AB (SW)	185,766

		885,114

MARINE—1.1%
30,800	A.P. Moller Maersk A/S Series B (DEN)	317,579

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MEDIA—0.7%
7,263,802	JCDecaux SA (FR)	$207,162

METALS & MINING—6.1%
2,043,273	Anglo American plc (UK)	132,079
8,825,108	Anglo American plc ADR (UK)[1]	289,022
2,384,870	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	81,372
17,271,505	BHP Billiton (AUS)	616,323
25,137,000	Norsk Hydro ASA (NOR)	369,595
2,764,343	Rio Tinto plc—Registered (UK)	322,248

		1,810,639

OFFICE ELECTRONICS—1.2%
7,164,100	Canon Inc. (JP)	360,194

OIL, GAS & CONSUMABLE FUELS—8.0%
18,735,829	BG Group plc (UK)	457,250
29,235,146	BP plc (UK)	354,262
183,536,000	China Petroleum & Chemical Corp (Sinopec Corp.) (CHN)	197,207
8,528,607	Eni SpA (IT)	328,254
1,264,738	Royal Dutch Shell plc Cl. A (UK)	50,833
2,581,442	Royal Dutch Shell plc Cl. A (NET)	103,466
2,377,600	Royal Dutch Shell plc Cl. A ADR (NET)[1]	190,945
8,117,629	Statoil Hydro ASA (NOR)	292,040
4,586,604	TOTAL SA (FR)	384,202

		2,358,459

PAPER & FOREST PRODUCTS—1.4%
5,010,250	Aracruz Celulose SA ADR (BR)[1]	403,826

PERSONAL PRODUCTS—2.3%
2,491,769	L’Oreal SA (FR)	294,433
15,787,000	Shiseido Co. Ltd. (JP)	380,161

		674,594

PHARMACEUTICALS—3.9%
3,938,503	Novartis AG—Registered (SWS)	198,521
8,968,834	Novo Nordisk A/S Series B (DEN)	613,631
2,080,510	Roche Holding Ltd. (SWS)	344,275

		1,156,427

REAL ESTATE INVESTMENT TRUSTS—0.6%
672,000	Unibail-Rodamco Company (FR)	172,586

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.3%
24,906,000	Cheung Kong Holdings Ltd. (HK)	389,017

TEXTILES, APPAREL & LUXURY GOODS—1.3%
6,421,872	Compagnie Financiere Richemont AG Cl. A (SWS)	386,062
10,835,055	Nova America SA (BR)*	—	[a]

		386,062

THRIFTS & MORTGAGE FINANCE—0.5%
2,225,000	Housing Development Finance Corp. (IND)	152,892

TOBACCO—1.3%
7,130,384	British American Tobacco plc (UK)	267,475
2,607,224	Imperial Tobacco Group PLC (UK)	124,857

		392,332

TRANSPORTATION INFRASTRUCTURE—0.4%
1,641,975	Fraport AG Frankfurt Airport Services Worldwide (GER)	118,451

WIRELESS TELECOMMUNICATION SERVICES—1.3%
21,416,500	China Mobile (Hong Kong) Ltd. (HK)	368,248
45,069	China Mobile (Hong Kong) Ltd. ADR (HK)[1]	3,890

		372,138

TOTAL COMMON STOCKS (Cost $16,369,463)		24,804,436

PREFERRED STOCKS—10.0%

Shares		Value (000s)

COMMERCIAL BANKS—3.5%
27,584,902	Banco Bradesco S.A. (BR)	$633,945
14,662,000	Banco Itau Holding Financeira SA ADR (BR)[1]	411,269

		1,045,214

METALS & MINING—2.3%
21,394,000	Companhia Vale do Rio Doce Cl. A (BR)	689,751

OIL, GAS & CONSUMABLE FUELS—3.7%
43,397,200	Petroleo Brasileiro SA—PETROBRAS (BR)	1,101,770

PAPER & FOREST PRODUCTS—0.5%
7,636,700	Companhia Suzano de Papel e Celulose (BR)	133,236

TEXTILES, APPAREL & LUXURY GOODS—0.0%
1,056,355	Nova America SA (BR)*	—	[a]

TOTAL PREFERRED STOCKS (Cost $692,500)		2,969,971

RIGHTS—0.1%
CAPITAL MARKETS—0.1%
9,448,335	UBS AG (SWS)	15,958

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.0%
11,100,000	Genting International PLC (SGP)	4,979

TOTAL RIGHTS (Cost $20,865)		20,937

SHORT-TERM INVESTMENTS—5.6%
Principal Amount (000s)
COMMERCIAL PAPER
$39,789	American Express Co. 2.000%—05/28/2008	39,789
147,520	2.100%—05/12/2008-05/23/2008	147,520
93,024	2.150%—05/05/2008-05/12/2008	93,024
42,859	2.380%—05/30/2008	42,859
34,534	2.400%—05/07/2008	34,534
33,495	2.580%—05/29/2008	33,495
38,550	2.600%—05/27/2008	38,550

		429,771

38,654	Chevron Corp. 2.200%—05/07/2008	38,654

42,859	General Electric Capital Corp. 2.100%—05/05/2008	42,859
37,156	2.270%—05/09/2008	37,156
102,498	2.280%—05/02/2008-05/16/2008	102,498

		182,513

41,911	General Electric Corp. 2.260%—05/02/2008	41,911
34,534	2.270%—05/06/2008	34,534
123,931	2.280%—05/06/2008-05/22/2008	123,931
207,763	2.290%—05/14/2008-05/22/2008	207,763
38,550	2.300%—05/23/2008	38,550
33,495	2.390%—05/28/2008	33,495

		480,184

42,859	Prudential Financial 2.150%—05/29/2008	42,859
115,093	2.200%—05/05/2008-05/27/2008	115,093
34,610	2.230%—05/21/2008	34,610

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

COMMERCIAL PAPER—Continued
$194,146	2.250%—05/01/2008-05/21/2008	$194,146
43,366	2.260%—05/19/2008	43,366
87,459	2.270%—05/08/2008-05/13/2008	87,459

		517,533

TOTAL SHORT-TERM INVESTMENTS (Cost $1,648,655)		1,648,655

TOTAL INVESTMENTS—99.5% (Cost $18,731,483)		29,443,999

CASH AND OTHER ASSETS, LESS LIABILITIES—0.5%		161,893

TOTAL NET ASSETS—100.0%		$29,605,892

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

a	Fair valued by Harbor Funds’ Valuation Committee.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor International Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGER

James Gendelman

Since 2004

Marsico has subadvised the Fund since March 1, 2004.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential.

James Gendelman

Management’s discussion of

fund performance

MARKET REVIEW

International equities in both developed and emerging markets struggled in the six months ended April 30, 2008. Developed markets,

as measured by MSCI EAFE Index, posted a return of -9.21%, while the MSCI Emerging Markets Index posted a return of -10.28%. International growth equities outperformed international value shares. The MSCI EAFE Growth Index posted a return of -7.62%, while the MSCI EAFE Value Index was down -10.87%. The negative returns were a sharp reversal from the prior six months, when international equities, particularly emerging market stocks, posted strong gains.

Stock prices bowed to an ever-growing array of concerns regarding decelerating global economic growth, renewed credit market turmoil, liquidity shortages, surging commodity prices, and softening consumer discretionary spending. Within the EAFE Growth Index, nearly every individual constituent country had a negative return. Performance was particularly weak in countries such as Hong Kong, Finland, New Zealand, and Singapore. Denmark was the strongest-performing country in the benchmark index with a positive return of 2%.

From an economic sector perspective, international equity market weakness was widespread. Eight of the 10 sectors in the EAFE Growth Index had losses. Consumer discretionary and information technology each declined 14%. Telecommunication services and financials also experienced sharp losses of 13% each. Only two sectors were able to generate positive returns: energy posted a solid gain of 13%, while materials were up 2%.

PERFORMANCE

The Harbor International Growth Fund underperformed its benchmark index for the fiscal half year ended April 30, 2008. The Fund returned -11.38% (Institutional Class), -11.50% (Administrative Class), and -11.54% (Investor Class), while the MSCI EAFE Growth Index had a total return of -7.62%.

Several factors led to the Fund’s underperformance as compared to the benchmark index. The Fund’s consumer discretionary positions struggled, in part, due to concerns regarding a potential slowdown in consumer spending. German automobile component company Continental AG (-20%), hotel/casino operator Las Vegas Sands Corp. (-43%), France-based luxury goods company PPR S.A. (-34%), and German auto manufacturer Daimler AG (-24%) experienced sharp declines. Though the Fund reduced its exposure to consumer discretionary names, it maintained an overweighted position as compared to the benchmark index. This positioning further impeded performance.

The portfolio’s financials positions had a collective return of -18%, lagging the EAFE Growth Index financial sector return of -13%. India-based ICICI Bank Ltd. slid 36% and Brazilian stock exchange services company Bovespa Holding S/A skidded approximately 21%. The Fund’s modest overweight posture to the weak-performing sector was a further detractor to performance relative to the benchmark.

The Fund’s utilities positions also had disappointing returns. Electricite de France S.A. slid 28% prior to being sold and France-based water and waste management company Veolia Enivronnement S.A. declined -19%. Certain other individual positions had significantly

Harbor International Growth Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

America Movil SAB de C.V. Series L ADR	4.4%
Veolia Environnement SA	3.8
Continental AG	3.8
Credit Suisse Group	3.4
Holcim Ltd.—Registered (SWS)	3.0
Samsung Electronics Co. Ltd.	3.0
Research In Motion Ltd. (CAN)	2.9
Lonza Group Ltd.—Registered	2.8
China Mobile (Hong Kong) Ltd.	2.7
Petroleo Brasileiro SA—PETROBRAS ADR	2.7

negative effects on returns, including London-based food retailer Tesco PLC (-15%) and Swiss cement and construction materials company Holcim Ltd. (-14%).

Although active currency management is not a central facet of the Fund’s investment process, currency fluctuations may at times affect performance. For the latest six months, currency fluctuations had an adverse affect on the Fund’s results relative to the EAFE Growth Index. Certain currencies such as the euro and yen appreciated substantially as compared to the US dollar. The Fund generally had less exposure to companies whose securities are priced in euros and yen and traded in countries that utilize the euro; therefore a smaller portion of the Fund, compared with its benchmark index, benefited from the euro’s and yen’s valuation increase relative to the dollar.

There were a few bright spots to the Fund’s performance. Stock selection in health care was strong. In aggregate, the Fund’s positions in the sector gained more than 10%. Biotechnology companies Lonza Group AG and CSL Ltd. appreciated 18% and 12%, respectively. The Fund also benefited from maintaining an overweighted position in the strong-performing energy sector. The Fund’s energy positions were led by Brazil-based oil and natural gas company Petroleo Brasileiro S/A, which gained more than 27%.

Certain individual positions posted strong gains, including Canada-headquartered fertilizer producer Potash Corp. of Saskatchewan, Inc. (up 50%), South Korean information technology company Samsung Electronics (up 18%), and mining and metals company Rio Tinto PLC (up 27%).

OUTLOOK AND STRATEGY

As of April 30, 2008, the Fund’s primary economic sector allocations included consumer discretionary, financials, materials, industrials, and information technology. In terms of country allocations, the Fund’s most significant weightings were in Switzerland, France, the United Kingdom, Japan, and Brazil. The Fund held several positions domiciled in emerging markets, including Brazil, Mexico, Hong Kong/China, South Korea, India, Israel, and South Africa. As mentioned in previous shareholder reports, sector-level and country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

The Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities or to address issues affecting particular holdings.

Our research process remains focused on identifying high quality, unique companies that operate in growing markets, create value for shareholders, and whose securities trade at attractive prices in relation to our projections of the company’s future profits. As of the end of the fiscal half year, the Fund emphasized investments in companies that the manager believes have the ability to grow in a decelerating global economy.

This report contains the current opinions of Marsico Capital Management, LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor International Growth Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	017

Cusip	411511801

Ticker	HAIGX

Inception Date	11-01-1993

Net Expense Ratio	0.89%

Total Net Assets (000s)	$983,772

ADMINISTRATIVE CLASS

Fund #	217

Cusip	411511637

Ticker	HRIGX

Inception Date	11-01-2002

Net Expense Ratio	1.14%

Total Net Assets (000s)	$832

INVESTOR CLASS

Fund #	417

Cusip	411511629

Ticker	HIIGX

Inception Date	11-01-2002

Net Expense Ratio	1.27%

Total Net Assets (000s)	$62,601

PORTFOLIO STATISTICS

	Portfolio	Benchmark*

Number of Holdings	61	713

Number of Countries	22	14

Weighted Average Market Cap (MM)*	$51,240	$52,470

Price/Earning Ratio (P/E)*	16.8x	15.0x

Price/Book Ratio (P/B)*	3.1x	2.7x

Beta vs. MSCI EAFE Growth Index*	1.10	1.00

Portfolio Turnover Rate—Unannualized	52%	N/A
(6-Month Period Ended 04-30-2008)

*	Portfolio statistics provided by Vestek.

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

REGION BREAKDOWN

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $50,000 INVESTMENT

For the period 05-01-1998 through 04-30-2008

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor International Growth Fund
Institutional Class	-11.38%	9.22%	20.22%	0.24%	11-01-1993
Comparative Index
MSCI EAFE Growth	-7.62	2.53	18.97	4.68	—

Administrative and Investor Classes

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2002 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor International Growth Fund
Administrative Class	-11.50%	8.97%	19.99%	16.76%	11-01-2002
Investor Class	-11.54	8.81	19.85	16.62	11-01-2002
Comparative Index
MSCI EAFE Growth	-7.62	2.53	18.97	17.23	—

As stated in the Fund’s current prospectus, the expense ratio were 0.88% (Net) and 0.89% (Gross) (Institutional Class); 1.12% (Net) and 1.13% (Gross) (Administrative Class); and 1.25% (Net) and 1.26% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2% against shares that are held for less than 60 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 6.6%)

COMMON STOCKS—93.4%

Shares		Value (000s)

AUTO COMPONENTS—3.5%
311,950	Continental AG (GER)	$36,480

BEVERAGES—2.3%
418,881	Heineken NV (NET)*	24,276

BIOTECHNOLOGY—2.5%
188,821	Actelion Ltd.—Registered (SWS)*	9,480
434,775	CSL Ltd. (AUS)	16,274

		25,754

BUILDING PRODUCTS—1.0%
210,777	Daikin Industries Ltd. (JP)	10,548

CAPITAL MARKETS—2.2%
596,000	Daiwa Securities Group Inc. (JP)*	5,913
232,437	Julius Baer Holding Ltd. (SWS)	17,041

		22,954

CHEMICALS—5.2%
124,295	Johnson Matthey plc (UK)	4,921
199,429	Lonza Group Ltd.—Registered (SWS)	27,014
123,677	Potash Corporation of Saskatchewan Inc. (CAN)	22,750

		54,685

COMMERCIAL BANKS—9.7%
386,929	Anglo Irish Bank Corporation plc (IE)	5,389
300,311	Commerzbank AG (GER)	10,766
580,323	Credit Suisse Group (SWS)	32,316
381,727	ICICI Bank Ltd. ADR (IND)[1]	17,021

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—Continued
1,321,325	Man Group plc (UK)	$15,120
1,896	Mizuho Financial Group Inc. (JP)	9,867
76,702	Unibanco Holdings SA GDR (BR)[2]	11,153

		101,632

COMMUNICATIONS EQUIPMENT—2.7%
228,487	Research In Motion Ltd. (CAN)*	27,791

COMPUTERS & PERIPHERALS—0.4%
696,000	Fujitsu Ltd. (JP)	4,453

CONSTRUCTION MATERIALS—4.3%
562,413	CEMEX S.A.B. de C.V. ADR (MEX)[1]	15,551
299,138	Holcim Ltd.—Registered (SWS)	29,187

		44,738

DIVERSIFIED FINANCIAL SERVICES—2.9%
1,367,298	Bovespa Holding SA (BR)*	20,482
381,780	Fortis SA/NV (BEL)	10,359

		30,841

ELECTRICAL EQUIPMENT—5.1%
722,319	ABB Ltd. (SWS)	22,042
71,195	ALSTOM (FR)	16,360
142,472	Vestas Wind Systems A/S (DEN)*	15,447

		53,849

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.8%
1,508,000	Hon Hai Precision Industry Co. Ltd. (TWN)	8,715

ENERGY EQUIPMENT & SERVICES—1.1%
45,327	Cie Generale de Geophysique-Veritas (FR)*	11,385

FOOD & STAPLES RETAILING—1.5%
1,890,556	Tesco plc (UK)*	16,012

FOOD PRODUCTS—2.9%
109,188	Groupe Danone (FR)	9,612
43,159	Nestle SA—Registered (SWS)	20,599

		30,211

HOTELS, RESTAURANTS & LEISURE—3.4%
133,559	Accor SA (FR)	11,005
199,818	Las Vegas Sands Corp. (US)*	15,230
3,346,000	Shangri-La Asia Ltd. (HK)	9,239

		35,474

HOUSEHOLD DURABLES—1.0%
473,263	Gafisa SA (BR)	10,389

HOUSEHOLD PRODUCTS—1.5%
262,367	Reckitt Benckiser plc (UK)*	15,246

INSURANCE—1.8%
522,627	AXA (FR)	19,310

MACHINERY—1.3%
178,331	Hitachi Construction Machinery Co. Ltd. (JP)	5,633
223,799	GEA Group AG (GER)	8,202

		13,835

MEDIA—2.8%
1,617,910	British Sky Broadcasting Group plc (UK)	17,437
413,589	JCDecaux SA (FR)	11,795

		29,232

METALS & MINING—0.9%
84,673	Rio Tinto plc—Registered (UK)*	9,871

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MULTI-UTILITIES—3.5%
511,817	Veolia Environnement SA (FR)	$36,866

MULTILINE RETAIL—0.9%
75,661	PPR SA (FR)	9,782

OIL, GAS & CONSUMABLE FUELS—5.3%
617,506	BG Group plc (UK)*	15,071
7,916,300	CNOOC Ltd. (HK)*	14,052
212,065	Petroleo Brasileiro SA—PETROBRAS ADR (BR)[1]	25,749

		54,872

PHARMACEUTICALS—1.5%
330,043	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	15,439

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.6%
2,076,000	CapitaLand Ltd. (SGP)	10,463
242,000	Sumitomo Realty & Development Co. Ltd. (JP)	6,066

		16,529

ROAD & RAIL—0.5%
426,433	All America Latina Logistica SA (BR)	5,567

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.7%
40,000	Samsung Electronics Co. Ltd. (S. KOR)*	28,356

SOFTWARE—2.4%
45,100	Nintendo Co. Ltd. (JP)	24,930

SPECIALTY RETAIL—1.7%
833,000	Esprit Holdings Ltd. (HK)	10,269
84,800	Yamada Denki Co. Ltd. (JP)	7,280

		17,549

COMMON STOCKS—Continued

Shares		Value (000s)

TRADING COMPANIES & DISTRIBUTORS—1.7%
2,257,000	Marubeni Corp. (JP)	$17,964

TRANSPORTATION INFRASTRUCTURE—0.5%
1,000,000	China Merchants Holdings Co. Ltd. (HK)	5,130

WIRELESS TELECOMMUNICATION SERVICES—10.3%
729,000	America Movil SAB de C.V. Series L ADR (MEX)[1]	42,254
1,523,000	China Mobile (Hong Kong) Ltd. (HK)*	26,187
860,049	MTN Group Ltd. (S. AFR)	16,344
490,941	Rogers Communications Inc. (CAN)	21,844

		106,629

TOTAL COMMON STOCKS (Cost $866,856)		977,294

SHORT-TERM INVESTMENTS—9.0%
(Cost $94,523)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$94,523	Repurchase Agreement with State Street Corp. dated April 30, 2008 due May 1, 2008 at 1.450% collateralized by Federal Home Loan Bank Notes (market value $96,414)	94,523

TOTAL INVESTMENTS—102.4% (Cost $961,379)		1,071,817

CASH AND OTHER ASSETS, LESS LIABILITIES—(2.4)%		(24,612)

TOTAL NET ASSETS—100.0%		$1,047,205

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

The accompanying notes are an integral part of the financial statements.

Harbor Global Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pzena Investment

Management, LLC

120 West 45th Street

20th Floor

New York, NY 10036

PORTFOLIO MANAGERS

A. Rama Krishna, CFA

Since 2006

John Goetz

Since 2006

Michael Peterson

Since 2006

Pzena Investment Management has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis.

A. Rama Krishna

John Goetz

Michael Peterson

Management’s discussion of

fund performance

MARKET REVIEW

The overriding market themes of the past six months continued to be momentum and volatility. What began as a difficult start to the fiscal half year, with global markets struggling to stay in positive territory, only worsened as by midpoint the trend was definitely negative. At the beginning of calendar year 2008, the broad market, as measured by the Standard & Poor’s 500 Index, had its worst start in almost six years and experienced more daily volatility than at any time since 1934. The poster child of the challenges facing the market was the financial sector. By far the largest sector within both the MSCI World Index and our portfolio, it was the worst performing sector in the benchmark. The actions of the U.S. Federal Reserve mirrored the volatility in the market. The Fed went from a set of mild rate cuts at the end of calendar year 2007 to aggressive easing in early 2008, which caused the real federal funds rate to drop to zero. In addition, the Fed decided to make a market in out-of-favor assets by allowing them to be exchanged for Treasury securities, and for the first time it loaned money directly to broker-dealers to allow for smooth functioning of the financial markets.

The negative trend was reversed at the end of the fiscal half year, as April was the best month in years for global markets and the MSCI World Index recorded its first gain in six months. Momentum investing remained in evidence: energy was the only sector within the MSCI World Index to have positive performance. Despite the fact that energy and commodity companies continue to earn three to five times their normal return on invested capital, the market refrain remained nonqualified: buy at any price.

PERFORMANCE

In this environment, the Harbor Global Value Fund returned -14.35% (Institutional Class) -14.50% (Administrative Class), and -14.56% (Investor Class) for the six months ended April 30, 2008. Its benchmark, the MSCI World Index, returned -9.37%. This relative underperformance was driven by our above-benchmark position in financials as well as stock selection in health care and technology and our lack of exposure to energy and commodity companies.

Our mission is to buy solid businesses when the current price is low compared to our estimate of their normal earnings power and when their current earnings are below normal. We rely on a quantitative model to screen for the cheapest stocks in the investment universe based on the ratio of their price to normal earnings, which we derive from the history of the company and its industry. Our analysts then conduct research that includes building a detailed financial model of each company, digging into its management, industry, and competitors. We hold extensive meetings with management before we decide whether to buy a stock. This emphasis on buying solid businesses and earnings power has historically led to long-term outperformance punctuated with periods of short-term underperformance.

As value investors, we are highly cognizant of the potential downside to focusing on intrinsic values (as opposed to stock price) in our investments. We believe our financial holdings have strong franchises, diversified business mixes, and funding sources with very

Harbor Global Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Mitsubishi UFJ Financial Group Inc.	5.4%
Koninklijke Philips Electronics NV	3.7
Federal Home Loan Mortgage Corp.	3.5
Credit Agricole SA	3.3
Citigroup Inc.	3.2
ING Groep NV	3.1
Capital One Financial Corp.	3.1
GlaxoSmithKline plc	3.0
HSBC Holdings plc	3.0
Royal Bank of Scotland Group plc	2.9

low risk exposure to the kind of liquidity and confidence crisis that brought down Bear Stearns. Most important, the dominance of fear over rational analysis is what value managers thrive on. It is generally the only time one can buy great companies at deeply discounted valuations.

Companies that had significant positive impacts on the Fund’s performance included Wal-Mart, Mitsubishi UFJ Financial Group, and Finmeccanica S.p.A. U.S.-based Wal-Mart, the largest retailer in the world, rose after reporting strong same-store-sales comparisons. Mitsubishi UFJ Financial Group, along with other major Japanese banks, was strong on positive inflation data, recognition that the company faced no material exposure to the subprime crisis, and continued strong overseas loan growth. That growth is significant in that it is the first time in many years that the Japanese banks have gained share from their counterparts in the U.S., E.U., and U.K. Italy’s Finmeccanica traded up after the company announced it had raised its adjusted operating profit target for 2007. The company also announced that it expects to be able to generate cost savings of approximately $70 million through consolidation efforts.

Companies with the biggest negative impact on performance were Freddie Mac, Fannie Mae, and Citigroup. Freddie Mac and Fannie Mae were off after both companies reported disappointing headline earnings and GAAP results driven by large derivatives mark-to-market accounting adjustments, which drove both to raise additional capital. U.S.-based Citigroup fell on general market concern that potential additional write-downs and increased credit provisions in its consumer credit, leveraged loans, and commercial real estate businesses would put further downward pressure on the stock.

The Fund continued to add to its diversified financials as well as to strong value opportunities in other sectors. We initiated positions in Japan-based Tokyo Electron and U.S.-based Wachovia and J.C. Penney. We liquidated positions in Hyundai Motor Co. on appreciation, and Brother Industries on more attractive alternatives being available.

OUTLOOK AND STRATEGY

To value investors, fear and confusion in the market generally represent opportunity. Of course, we were disappointed to find ourselves with negative performance in our strategy, with our overweight position in financials being the biggest detractor. But the message we see in this underperformance is that an overreaction has taken place in which a bubble in commodities stocks has formed in tandem with the punishment of financials. This has led to record valuation spreads between the two sectors. Given these circumstances, we’ve maintained our overweighted positions in financials and consumer discretionary stocks while continuing to underweight commodities, utilities, and materials and durables; and we have initiated a number of promising new positions. We currently own what we believe are high-quality business franchises at low valuations, and we’re looking forward to the ultimate unwinding of the present scenario.

This report contains the current opinions of Pzena Investment Management, LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Global Value Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	027

Cusip	411511447

Ticker	HAGVX

Inception Date	08-07-2006

Net Expense Ratio	1.00%

Total Net Assets (000s)	$80,893

ADMINISTRATIVE CLASS

Fund #	227

Cusip	411511454

Ticker	HRGVX

Inception Date	08-07-2006

Net Expense Ratio	1.25%

Total Net Assets (000s)	$1,341

INVESTOR CLASS

Fund #	427

Cusip	411511462

Ticker	HIGVX

Inception Date	08-07-2006

Net Expense Ratio	1.38%

Total Net Assets (000s)	$1,692

PORTFOLIO STATISTICS

	Portfolio	Benchmark*

Number of Holdings	53	1,936

Number of Countries	15	13

Weighted Average Market Cap (MM)*	$58,830	$75,550

Price/Earning Ratio (P/E)*	17.9x	15.9x

Price/Book Ratio (P/B)*	1.4x	2.2x

Beta vs. MSCI WORLD Index*	0.86	1.00

Portfolio Turnover Rate— Unannualized	9%	N/A
(6-Month Period Ended 04-30-2008)

*	Portfolio statistics provided by Vestek.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio; individual investments may have different characteristics.

REGION BREAKDOWN

Harbor Global Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $50,000 INVESTMENT

For the period 08-07-2006 through 04-30-2008

The graph compares a $50,000 investment in the Fund with the performance of the MSCI World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Global Value Fund
Institutional Class	-14.35%	-17.41%	—%	-2.71%	08-07-2006
Comparative Index
MSCI World	-9.37	-2.47	15.18	9.29	—

Administrative and Investor Classes

GROWTH OF A $10,000 INVESTMENT

For the period 08-07-2006 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Global Value Fund
Administrative Class	-14.50%	-17.56%	—%	-2.94%	08-07-2006
Investor Class	-14.56	-17.62	—	-3.05	08-07-2006
Comparative Index
MSCI World	-9.37	-2.47	15.18	9.29	—

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 1.05% (Gross) (Institutional Class); 1.25% (Net) and 1.36% (Gross) (Administrative Class); and 1.37% (Net) and 1.47% (Gross) (Investor Class). The net expense ratios are contractually capped until 02-28-2009. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2% against shares that are held for less than 60 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 3.8%)

COMMON STOCKS—96.2%

Shares		Value (000s)

AEROSPACE & DEFENSE—4.1%
55,025	Finmeccanica SpA (IT)	$1,909
23,925	Thales Group (FR)	1,558

		3,467

AUTO COMPONENTS—2.9%
10,925	Magna International Inc. Cl. A (CAN)	815
188,300	Sumitomo Rubber Industries Inc. (JP)	1,652

		2,467

BIOTECHNOLOGY—1.7%
34,050	Amgen Inc. (US)*	1,426

CAPITAL MARKETS—1.2%
22,350	Lehman Brothers Holdings Inc. (US)	989

CHEMICALS—2.4%
187,975	Clariant Ltd.—Registered (SWS)	2,049

COMMERCIAL BANKS—21.6%
79,891	Credit Agricole SA (FR)	2,674
59,400	DnB NOR ASA (NOR)	882
136,170	HSBC Holdings plc (UK)	2,364
21,591	Kookmin Bank (S. KOR)	1,506
390,900	Mitsubishi UFJ Financial Group Inc. (JP)	4,307
86,000	Popular Inc. (US)	1,072
340,155	Royal Bank of Scotland Group plc (UK)*	2,302
247	Sumitomo Mitsui Financial Group Inc. (JP)	2,126
29,250	Wachovia Corp. (US)	853

		18,086

COMMERCIAL SERVICES & SUPPLIES—1.4%
629,350	Rentokil Initial plc (UK)*	1,196

COMMUNICATIONS EQUIPMENT—2.6%
304,575	Alcatel-Lucent (FR)	2,039
16,338	Alcatel-Lucent ADR (FR)[1]	109

		2,148

CONSUMER FINANCE—3.0%
47,075	Capital One Financial Corp. (US)	2,495

COMMON STOCKS—Continued

Shares		Value (000s)

CONTAINERS & PACKAGING—2.4%
311,300	Amcor Ltd. (AUS)	$1,979

DIVERSIFIED FINANCIAL SERVICES—7.3%
28,900	Bank of America Corp. (US)	1,085
102,640	Citigroup Inc. (US)	2,594
66,080	ING Groep NV (NET)*	2,503

		6,182

ELECTRIC UTILITIES—1.2%
22,100	Korea Electric Power Corp. (S. KOR)	738
7,025	Public Power Corporation SA (GRC)	296

		1,034

ELECTRICAL EQUIPMENT—2.1%
3,696,000	Johnson Electric Holdings Ltd. (HK)	1,740

FOOD & STAPLES RETAILING—2.0%
28,975	Wal-Mart Stores Inc. (US)	1,680

FOOD PRODUCTS—2.9%
12,950	Kerry Group plc (IE)*	401
60,225	Unilever NV (NET)	2,010

		2,411

HOTELS, RESTAURANTS & LEISURE—1.0%
122,150	Compass Group plc (UK)*	822

HOUSEHOLD DURABLES—6.0%
78,575	Koninklijke Philips Electronics NV (NET)	2,953
28,275	Whirlpool Corp. (US)	2,058

		5,011

INSURANCE—4.9%
78,056	AEGON NV (NET)*	1,244
99,625	Aviva plc (UK)*	1,238
31,725	RenaissanceRe Holdings Ltd. (BM)	1,632

		4,114

MEDIA—3.2%
75,925	British Sky Broadcasting Group plc (UK)	818
45,900	Vivendi SA (FR)	1,851

		2,669

MULTILINE RETAIL—1.0%
19,725	J.C. Penney Co. Inc. (US)	838

OFFICE ELECTRONICS—2.1%
100,000	Ricoh Co. Ltd. (JP)	1,731

PHARMACEUTICALS—7.1%
26,075	Bristol-Myers Squibb Co. (US)	573
109,325	GlaxoSmithKline plc (UK)	2,418
12,475	Johnson & Johnson (US)	837
105,125	Pfizer Inc. (US)	2,114

		5,942

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.1%
74	Samsung Electronics Co. Ltd. (S. KOR)*	52
13,600	Tokyo Electron Ltd. (JP)	883

		935

SOFTWARE—1.6%
48,375	Microsoft Corp. (US)	1,380

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
SPECIALTY RETAIL—3.2%
57,425	Home Depot Inc. (US)	$1,654
5,250	TJX Cos. Inc. (US)	169
12,585	USS Co. Ltd. (JP)	894

		2,717

THRIFTS & MORTGAGE FINANCE—6.2%
62,550	Countrywide Financial Corp. (US)	362
111,295	Federal Home Loan Mortgage Corp. (US)	2,772
73,735	Federal National Mortgage Association (US)	2,087

		5,221

TOTAL COMMON STOCKS (Cost $98,000)		80,729

SHORT-TERM INVESTMENTS—2.9%
(Cost $2,416)

Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$2,416	Repurchase Agreement with State Street Corp. dated April 30, 2008 due May 1, 2008 at 1.450% collateralized by Federal Home Loan Mortgage Corp. (market value $2,467) (US)	$2,416

TOTAL INVESTMENTS—99.1% (Cost $100,416)		83,145

CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		781

TOTAL NET ASSETS—100.0%		$83,926

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2008 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund
ASSETS
Investments, at identified cost*	$18,731,483	$961,379	$100,416
Investments, at value	$29,443,999	$977,294	$80,729
Repurchase agreements	—	94,523	2,416
Cash	1	1	—
Foreign currency, at value (cost: $55,998; $1,901; $0)	55,952	1,896	—
Receivables for:
Investments sold	—	8,348	295
Foreign currency spot contracts	—	77	—
Capital shares sold	53,529	2,108	83
Dividends	109,973	1,574	581
Interest	1,392	4	—
Withholding tax receivable	12,599	617	8
Prepaid registration fees	247	28	9
Prepaid fund insurance	62	3	1
Total Assets	29,677,754	1,086,473	84,122
LIABILITIES
Payables for:
Investments purchased	19,665	37,331	—
Foreign currency spot contracts	394	103	—
Capital shares reacquired	22,176	898	84
Accrued expenses:
Management fees	16,177	622	57
12b-1 fees	702	13	1
Trustee’s fees and expenses	152	6	1
Transfer agent fees	1,451	47	3
Other	11,145	248	50
Total Liabilities	71,862	39,268	196
NET ASSETS	$29,605,892	$1,047,205	$83,926
Net Assets Consist of:
Paid-in capital	$18,627,328	$1,331,668	$101,902
Undistributed/(overdistributed) net investment income	(202,811)	3,570	850
Accumulated net realized gain/(loss)	469,860	(398,439)	(1,553)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	10,711,515	110,406	(17,273)
	$29,605,892	$1,047,205	$83,926
NET ASSETS VALUE PER SHARE BY CLASS[1]:
Institutional Class
Net assets	$26,008,264	$983,772	$80,893
Shares of beneficial interest	366,560	64,206	8,666
Net asset value per share	$70.95	$15.32	$9.33
Administrative Class
Net assets	$640,693	$832	$1,341
Shares of beneficial interest	9,082	54	144
Net asset value per share	$70.55	$15.29	$9.33
Investor Class
Net assets	$2,956,935	$62,601	$1,692
Shares of beneficial interest	42,094	4,099	182
Net asset value per share	$70.25	$15.27	$9.32

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2008 (Unaudited)

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund
Investment Income:
Dividends	$331,257	$9,602	$1,441
Interest	19,683	838	14
Foreign taxes withheld	(35,766)	(682)	(62)
Total Investment Income	315,174	9,758	1,393
Expenses:
Management fees	92,225	3,544	363
12b-1 fees:
Administrative Class	608	—	2
Investor Class	3,064	68	2
Shareholder communications	490	178	1
Custodian fees	3,818	188	36
Transfer agent fees:
Institutional Class	7,084	267	25
Administrative Class	146	—	—
Investor Class	2,283	51	2
Professional fees	306	12	3
Trustee’s fees and expenses	171	6	1
Registration fees	232	35	20
Miscellaneous	134	9	3
Total expenses	110,561	4,358	458
Management fees waived	(23)	—	—
Transfer fees waived	(1,419)	(51)	(5)
Other expenses waived	—	—	(22)
Other expense reimbursements and reductions	(81)	(3)	—
Net expenses	109,038	4,304	431
Net Investment Income	206,136	5,454	962
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	482,814	(467)	(1,561)
Foreign currency transactions	(7,226)	888	7
Change in net unrealized appreciation/(depreciation) of:
Investments	(2,087,275)	(117,232)	(15,104)
Translations of assets and liabilities in foreign currencies	(2,843)	19	(4)
Net loss on investment transactions	(1,614,530)	(116,792)	(16,662)
Net Decrease in Net Assets Resulting from Operations	$(1,408,394)	$(111,338)	$(15,700)

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund		Harbor Global Value Fund
	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007
INCREASE/(DECREASE) IN NET ASSETS:	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income	$206,136	$342,390	$5,454	$9,996	$962	$1,437
Net realized gain/(loss) on investments	475,588	1,122,326	421	75,177	(1,554)	137
Net unrealized appreciation/(depreciation) of investments	(2,090,118)	5,823,859	(117,213)	175,421	(15,108)	(2,723)
Net increase/(decrease) in assets resulting from operations	(1,408,394)	7,288,575	(111,338)	260,594	(15,700)	(1,149)
Distributions to Shareholders:
Net investment income:
Institutional Class	(339,918)	(388,555)	(10,822)	(1,560)	(1,193)	(82)
Administrative Class	(5,916)	(4,210)	(3)	—	(14)	(5)
Investor Class	(27,109)	(20,570)	(506)	—	(17)	(5)
Net realized gain on investments:
Institutional Class	(973,365)	(501,265)	—	—	(185)	(51)
Administrative Class	(19,172)	(5,871)	—	—	(3)	(3)
Investor Class	(96,415)	(30,113)	—	—	(4)	(4)
Total distributions to shareholders	(1,461,895)	(950,584)	(11,331)	(1,560)	(1,416)	(150)
Net Increase/(Decrease) Derived from Capital Share Transactions (Note 5)	4,501,717	4,819,881	163,837	202,679	(11,690)	98,138
Net increase/(decrease) in net assets	1,631,428	11,157,872	41,168	461,713	(28,806)	96,839
Net Assets:
Beginning of period	27,974,464	16,816,592	1,006,037	544,324	112,732	15,893
End of period*	$29,605,892	$27,974,464	$1,047,205	$1,006,037	$83,926	$112,732
* Includes undistributed/(over-distributed) net investment income of:	$(202,811)	$(36,004)	$3,570	$9,447	$850	$1,112

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund		Harbor Global Value Fund
	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$4,447,767	$5,436,828	$217,697	$314,301	$1,581	$115,766
Net proceeds from redemption fees	990	817	48	54	—	3
Reinvested in payment of distributions	1,117,298	744,424	10,336	1,537	1,370	133
Cost of shares reacquired	(2,088,987)	(2,616,163)	(86,110)	(125,730)	(14,585)	(18,498)
Net increase/(decrease) in net assets	$3,477,068	$3,565,906	$141,971	$190,162	$(11,634)	$97,404
Administrative Class:
Net proceeds from sale of shares	$316,455	$197,601	$606	$85	$18	$424
Net proceeds from redemption fees	20	—	—	—	—	—
Reinvested in payment of distributions	24,603	10,075	3	—	17	8
Cost of shares reacquired	(51,119)	(65,054)	(22)	(18)	(5)	(19)
Net increase in net assets	$289,959	$142,622	$587	$67	$30	$413
Investor Class
Net proceeds from sale of shares	$1,121,547	$1,445,296	$32,850	$22,717	$292	$1,176
Net proceeds from redemption fees	104	—	3	—	—	—
Reinvested in payment of distributions	106,955	47,910	490	—	18	9
Cost of shares reacquired	(493,917)	(381,853)	(12,065)	(10,267)	(400)	(864)
Net increase/(decrease) in net assets	$734,689	$1,111,353	$21,278	$12,450	$(90)	$321
SHARES
Institutional Class:
Shares sold	64,891	80,973	14,458	22,118	169	10,312
Shares issued in reinvestment of distributions	16,183	12,196	663	116	143	12
Shares reacquired	(30,712)	(39,126)	(5,659)	(8,734)	(1,489)	(1,682)
Net increase/(decrease) in shares outstanding	50,362	54,043	9,462	13,500	(1,177)	8,642
Beginning of period	316,198	262,155	54,744	41,244	9,843	1,201
End of period	366,560	316,198	64,206	54,744	8,666	9,843
Administrative Class
Shares sold	4,504	2,955	40	6	2	39
Shares issued in reinvestment of distributions	358	166	—	—	2	1
Shares reacquired	(752)	(983)	(1)	(1)	(1)	(2)
Net increase in shares outstanding	4,110	2,138	39	5	3	38
Beginning of period	4,972	2,834	15	10	141	103
End of period	9,082	4,972	54	15	144	141
Investor Class
Shares sold	16,517	21,391	2,136	1,567	31	106
Shares issued in reinvestment distributions	1,562	791	31	—	2	1
Shares reacquired	(7,207)	(5,719)	(804)	(717)	(42)	(79)
Net increase/(decrease) in shares outstanding	10,872	16,463	1,363	850	(9)	28
Beginning of period	31,222	14,759	2,736	1,886	191	163
End of period	42,094	31,222	4,099	2,736	182	191

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
	6-Month Period Ended April 30, 2008		Year Ended October 31
			2007		2006		2005		2004		2003
	(Unaudited)
Net asset value beginning of period	$79.46		$60.14		$47.50		$39.37		$34.55		$26.69
Income from Investment Operations:
Net investment income/(loss)	0.75	[a]	1.22	[a]	0.86	[a]	0.63	[a]	0.39	[a]	0.47	[a]
Net realized and unrealized gain/(losses) on investments	(5.18)		21.44		14.03		8.21		5.50		8.27
Total from investment operations	(4.43)		22.66		14.89		8.84		5.89		8.74
Less Distributions:
Dividends from net investment income	(1.06)		(1.46)		(1.03)		(0.56)		(0.51)		(0.34)
Distributions from net realized capital gains[1]	(3.02)		(1.88)		(1.22)		(0.15)		(0.56)		(0.54)
Total distributions	(4.08)		(3.34)		(2.25)		(0.71)		(1.07)		(0.88)
Proceeds from redemption fees	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]
Net asset value end of period	70.95		79.46		60.14		47.50		39.37		34.55
Net assets end of period (000s)	$26,008,264		$25,126,599		$15,767,303		$10,265,053		$7,567,123		$5,449,385
Ratios and Supplemental Data (%):
Total return	(5.44)%[b,h]		39.37%[b]		32.46%[b]		22.63%[b]		17.26%[b]		33.69%[b]
Ratio of total expenses to average net assets	0.79	[g]	0.82		0.85		0.87		0.87		0.90
Ratio of net expenses to average net assets	0.78	[a,g]	0.81	[a]	0.85	[a]	0.87	[a]	0.86	[a]	0.89	[a]
Ratio of net investment income/(loss) to average net assets	1.58	[a,g]	1.63	[a]	1.60	[a]	1.42	[a]	1.25	[a]	1.83	[a]
Portfolio turnover	6	[h]	13		12		13		12		21

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2008		Year Ended October 31
			2007		2006		2005		2004[c]		2003
	(Unaudited)
Net asset value beginning of period	$17.50		$12.62		$9.76		$8.42		$7.92		$6.74
Income from Investment Operations:
Net investment income/(loss)	0.09	[a]	0.18	[a]	0.03	[a]	0.08	[a]	0.04	[a]	0.07	[a]
Net realized and unrealized gain/(losses) on investments	(2.08)		4.74		2.86		1.33		0.54		1.14
Total from investment operations	(1.99)		4.92		2.89		1.41		0.58		1.21
Less Distributions:
Dividends from net investment income	(0.19)		(0.04)		(0.03)		(0.07)		(0.08)		(0.03)
Distributions from net realized capital gains[1]	—		—		—		—		—		—
Total distributions	(0.19)		(0.04)		(0.03)		(0.07)		(0.08)		(0.03)
Proceeds from redemption fees	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]
Net asset value end of period	15.32		17.50		12.62		9.76		8.42		7.92
Net assets end of period (000s)	$983,772		$958,090		$520,470		$153,439		$139,148		$231,523
Ratios and Supplemental Data (%):
Total return	(11.38)%[b,h]		39.05%[b]		29.71%[b]		16.82%[b]		7.32%[b]		18.07%[b]
Ratio of total expenses to average net assets	0.90	[g]	0.89		0.98		1.00		0.98		0.99
Ratio of net expenses to average net assets	0.89	[a,g]	0.88	[a]	0.98	[a]	1.00	[a]	0.93	[a]	0.98	[a]
Ratio of net investment income/(loss) to average net assets	1.18	[a,g]	1.38	[a]	0.79	[a]	0.87	[a]	0.48	[a]	0.91	[a]
Portfolio turnover	52	[h]	113		100		183		216		234

See page 104 for notes to the International Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class												Investor Class
6-Month Period Ended April 30, 2008		Year Ended October 31										6-Month Period Ended April 30, 2008		Year Ended October 31
		2007		2006		2005		2004		2003				2007		2006		2005		2004		2003
(Unaudited)												(Unaudited)
$78.99		$59.85		$47.31		$39.25		$34.49		$26.69		$78.63		$59.60		$47.13		$39.12		$34.43		$26.69

0.81	[a]	1.24	[a]	0.79	[a]	0.58	[a]	0.37	[a]	0.61	[a]	0.69	[a]	1.23	[a]	0.83	[a]	0.51	[a]	0.34	[a]	0.47	[a]
(5.30)		21.13		13.92		8.13		5.41		8.06		(5.20)		20.97		13.74		8.08		5.36		8.14
(4.49)		22.37		14.71		8.71		5.78		8.67		(4.51)		22.20		14.57		8.59		5.70		8.61

(0.93)		(1.35)		(0.95)		(0.50)		(0.46)		(0.33)		(0.85)		(1.29)		(0.88)		(0.43)		(0.45)		(0.33)
(3.02)		(1.88)		(1.22)		(0.15)		(0.56)		(0.54)		(3.02)		(1.88)		(1.22)		(0.15)		(0.56)		(0.54)
(3.95)		(3.23)		(2.17)		(0.65)		(1.02)		(0.87)		(3.87)		(3.17)		(2.10)		(0.58)		(1.01)		(0.87)
—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]
70.55		78.99		59.85		47.31		39.25		34.49		70.25		78.63		59.60		47.13		39.12		34.43
$640,693		$392,772		$169,594		$82,247		$27,727		$5,808		$2,956,935		$2,455,093		$879,695		$384,703		$185,474		$59,472

(5.54)%[b,h]		39.00%[b]		32.16%[b]		22.35%[b]		16.96%[b]		33.42%[b]		(5.60)%[b,h]		38.84%[b]		31.94%[b]		22.10%[b]		16.76%[b]		33.20%[b]
1.04	[g]	1.07		1.10		1.12		1.12		1.15		1.17	[g]	1.20		1.24		1.30		1.30		1.32
1.03	[a,g]	1.06	[a]	1.10	[a]	1.12	[a]	1.11	[a]	1.14	[a]	1.16	[a,g]	1.19	[a]	1.24	[a]	1.30	[a]	1.29	[a]	1.31	[a]
1.48	[a,g]	1.40	[a]	1.35	[a]	1.27	[a]	1.11	[a]	1.90	[a]	1.30	[a,g]	1.25	[a]	1.23	[a]	1.02	[a]	0.92	[a]	1.46	[a]
6	[h]	13		12		13		12		21		6	[h]	13		12		13		12		21

Administrative Class												Investor Class
6-Month Period Ended April 30, 2008		Year Ended October 31										6-Month Period Ended April 30, 2008		Year Ended October 31
		2007		2006		2005		2004[c]		2003				2007		2006		2005		2004[c]		2003
(Unaudited)												(Unaudited)
$17.46		$12.60		$9.75		$8.42		$7.92		$6.74		$17.43		$12.58		$9.74		$8.41		$7.92		$6.74

0.08	[a]	0.14	[a]	0.08	[a]	0.07	[a]	0.01	[a]	0.03	[a]	0.05	[a]	0.11	[a]	0.04	[a]	0.05	[a]	0.04	[a]	0.04	[a]
(2.08)		4.73		2.78		1.31		0.57		1.18		(2.06)		4.74		2.81		1.32		0.52		1.17
(2.00)		4.87		2.86		1.38		0.58		1.21		(2.01)		4.85		2.85		1.37		0.56		1.21

(0.17)		(0.01)		(0.01)		(0.05)		(0.08)		(0.03)		(0.15)		—		(0.01)		(0.04)		(0.07)		(0.03)
—		—		—		—		—		—		—		—		—		—		—		—
(0.17)		(0.01)		(0.01)		(0.05)		(0.08)		(0.03)		(0.15)		—		(0.01)		(0.04)		(0.07)		(0.03)
—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]
15.29		17.46		12.60		9.75		8.42		7.92		15.27		17.43		12.58		9.74		8.41		7.92
$832		$257		$128		$43		$29		$—		$62,601		$47,690		$23,726		$6,772		$3,128		$383

(11.50)%[b,h]		38.69%[b]		29.40%[b]		16.46%[b]		7.31%[b]		18.07%[b]		(11.54)%[b,h]		38.55%[b]		29.29%[b]		16.31%[b]		7.04%[b]		18.02%[b]
1.15	[g]	1.14		1.23		1.24		1.24		—	[d]	1.28	[g]	1.26		1.37		1.41		1.43		1.41
1.14	[a,g]	1.12	[a]	1.23	[a]	1.24	[a]	1.19	[a]	—	[d]	1.27	[a,g]	1.25	[a]	1.37	[a]	1.39	[a]	1.39	[a]	1.40	[a]
1.35	[a,g]	1.19	[a]	0.67	[a]	0.57	[a]	0.37	[a]	—	[d]	0.80	[a,g]	1.03	[a]	0.56	[a]	0.35	[a]	0.32	[a]	0.49	[a]
52	[h]	113		100		183		216		234		52	[h]	113		100		183		216		234

Harbor International Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND

	Institutional Class
	6-Month Period Ended April 30, 2008		Year Ended October 31
			2007		2006[f]
	(Unaudited)
Net asset value beginning of period	$11.08		$10.83		$10.00
Income from Investment Operations:
Net investment income/(loss)	0.13	[a]	0.18	[a]	0.03	[a]
Net realized and unrealized gain/(losses) on investments	(1.72)		0.13		0.80
Total from investment operations	(1.59)		0.31		0.83
Less Distributions:
Dividends from net investment income	(0.14)		(0.04)		—
Distributions from net realized capital gains[1]	(0.02)		(0.02)		—
Total distributions	(0.16)		(0.06)		—
Proceeds from redemption fees	—	[e]	—	[e]	—	[e]
Net asset value end of period	9.33		11.08		10.83
Net assets end of period (000s)	$80,893		$109,071		$13,011
Ratios and Supplemental Data (%):
Total return	(14.35)%[b,h]		2.89%[b]		8.30%[b,1]
Ratio of total expenses to average net assets	1.06	[g]	1.05		3.41	[g]
Ratio of net expenses to average net assets	1.00	[a,g]	1.00	[a]	1.00	[a,g]
Ratio of net investment income/(loss) to average net assets	2.27	[a,g]	1.71	[a]	1.53	[a,g]
Portfolio turnover	9	[h]	38		5	[h]

1	Includes both short-term and long-term capital gains.

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Effective March 1, 2004, Harbor International Growth Fund appointed Marsico Capital Management, LLC as its Subadviser.

d	Assets in this class were too small to incur any income or expense.

e	Less than $0.01.

f	For the period August 7, 2006 (inception) through October 31, 2006.

g	Annualized.

h	Unannualized.

The accompanying notes are an integral part of the financial statements.

Administrative Class						Investor Class
6-Month Period Ended April 30, 2008		Year Ended October 31				6-Month Period Ended April 30, 2008		Year Ended October 31
		2007		2006[f]				2007		2006[f]
(Unaudited)						(Unaudited)
$11.05		$10.83		$10.00		$11.04		$10.82		$10.00

0.10	[a]	0.18	[a]	0.06	[a]	0.10	[a]	0.18	[a]	0.04	[a]
(1.70)		0.09		0.77		(1.70)		0.09		0.78
(1.60)		0.27		0.83		(1.60)		0.27		0.82

(0.10)		(0.03)		—		(0.10)		(0.03)		—
(0.02)		(0.02)		—		(0.02)		(0.02)		—
(0.12)		(0.05)		—		(0.12)		(0.05)		—
—	[e]	—	[e]	—	[e]	—	[e]	—	[e]	—	[e]
9.33		11.05		10.83		9.32		11.04		10.82
$1,341		$1,553		$1,118		$1,692		$2,108		$1,764

(14.50)%[b,h]		2.56%[b]		8.30%[b,1]		(14.56)%[b,h]		2.52%[b]		8.20%[b,1]
1.32	[g]	1.36		3.66		1.42	[g]	1.48		3.79	[g]
1.25	[a,g]	1.25	[a,g]	1.25	[a,g]	1.38	[a,g]	1.38	[a,g]	1.38	[a,g]
2.04	[a,g]	1.34	[a,g]	1.81	[a,g]	1.87	[a,g]	1.24	[a,g]	1.48	[a,g]
9	[h]	38		5		9	[h]	38		5	[h]

Harbor International Equity Funds

FEES AND EXPENSE EXAMPLE

As a shareholder of a Harbor fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Harbor fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2007 through April 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Harbor fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2007)	Ending Account Value (April 30, 2008)	Expenses Paid During Period*
Harbor International Fund
Institutional Class
Actual	$1,000.00	$945.63	$3.78
Hypothetical (5% return)	1,000.00	1,020.88	3.93
Administrative Class
Actual	$1,000.00	$944.55	$4.99
Hypothetical (5% return)	1,000.00	1,019.61	5.18
Investor Class
Actual	$1,000.00	$943.96	$5.60
Hypothetical (5% return)	1,000.00	1,018.96	5.82
Harbor International Growth Fund
Institutional Class
Actual	$1,000.00	$886.24	$4.17
Hypothetical (5% return)	1,000.00	1,020.33	4.47
Administrative Class
Actual	$1,000.00	$885.00	$5.33
Hypothetical (5% return)	1,000.00	1,019.07	5.70
Investor Class
Actual	$1,000.00	$884.60	$5.93
Hypothetical (5% return)	1,000.00	1,018.41	6.35
Harbor Global Value Fund
Institutional Class
Actual	$1,000.00	$856.53	$4.59
Hypothetical (5% return)	1,000.00	1,019.79	5.00
Administrative Class
Actual	$1,000.00	$855.04	$5.73
Hypothetical (5% return)	1,000.00	1,018.53	6.24
Investor Class
Actual	$1,000.00	$854.44	$6.33
Hypothetical (5% return)	1,000.00	1,018.21	6.89
*	Expenses are equal to the respective Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2008 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The portfolios covered by this report include eight domestic equity series: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor SMID Value Fund and Harbor Small Cap Value Fund; and three international equity series: Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund; (individually or collectively referred to as a “Fund” or the “Funds,” respectively).

The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Administrative Class (formerly known as the Retirement Class), and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded on the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days, are valued at prices furnished by a pricing service selected by Harbor Capital Advisors, Inc. (the “Adviser”). The pricing service determines valuations for institutional-size trading units of such debt securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than 60 days are stated at amortized cost which approximates value.

When reliable market quotations are not readily available or when market quotations do not accurately reflect fair value, securities are priced at their fair value, calculated according to procedures adopted by the Trust’s Board of Trustees, which may include utilizing an independent pricing service. A Fund may use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations or official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

For the Funds which may invest primarily in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined. As a result, many of the international and global Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any given day in an accounting period.

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund is not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

See Portfolio of Investments for open futures contracts held as of April 30, 2008.

Options

Consistent with its investment policies, each Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund is not authorized to engage in options transactions on currencies. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on equity securities are valued at the last sale price on the market on which they are principally traded. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

See Note 3 for transactions in written options as of April 30, 2008.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

TBA/When-Issued Purchase Commitments

Each Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s subadviser deems it appropriate to do so.

There were no TBA/when-issued purchase commitments outstanding as of April 30, 2008.

TBA Sale Commitments

Each Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

There were no TBA sale commitments outstanding as of April 30, 2008.

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Short Sales

Each Fund, except Harbor International Fund and Harbor International Growth Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

Foreign Forward Currency Contracts

Consistent with its investment policies, each Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by the Adviser. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Expenses and Class Allocations

Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

New Accounting Policies

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Fund’s financial statements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2008 and for all interim periods within those fiscal years. This Statement provides for additional disclosures related to derivative instruments and their impact on fund performance. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Fund’s financial statements.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2008 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$3,887,508	$—	$3,972,462
Harbor Mid Cap Growth Fund	—	417,043	—	311,462
Harbor Small Cap Growth Fund	—	169,101	—	266,857
Harbor Small Company Growth Fund	—	27,607	—	13,751
Harbor Large Cap Value Fund	1,268	132,760	1,585	161,488
Harbor Mid Cap Value Fund	—	7,678	—	15,711
Harbor SMID Value Fund	79	1,135	—	602
Harbor Small Cap Value Fund	—	53,059	—	255,367

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$—	$3,574,913	$—	$1,266,463
Harbor International Growth Fund	—	604,903	—	482,929
Harbor Global Value Fund	2,884	5,178	1,069	22,965

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Securities Lending

Certain Funds may engage in securities lending. The loans are secured by collateral which is at least equal to the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the respective Fund the next business day. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on each Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The market value of securities loaned, and related collateral for securities on loan, at April 30, 2008, by Fund, are as follows:

Fund	Collateral for Securities on Loan	Market Value of Securities on Loan
Harbor Capital Appreciation Fund	$502,375	$490,460
Harbor Mid Cap Growth Fund	99,876	97,515
Harbor Mid Cap Value Fund	18,270	17,788
Harbor Small Cap Value Fund	357,715	348,879

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital Advisors, Inc. (“Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2008. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Voluntary Waiver	Actual Rate
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.60%	—%	0.60%
Harbor Mid Cap Growth Fund	0.75	—	0.75
Harbor Small Cap Growth Fund	0.75	—	0.75
Harbor Small Company Growth Fund	0.75	—	0.75
Harbor Large Cap Value Fund	0.60	—	0.60
Harbor Mid Cap Value Fund	0.75	—	0.75
Harbor SMID Value Fund	0.75	—	0.75
Harbor Small Cap Value Fund	0.75	—	0.75

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

	Contractual Rate		Voluntary Waiver	Actual Rate
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75	%/0.65%[a]	0.01%[b]	0.69%
Harbor International Growth Fund	0.75		—	0.75
Harbor Global Value Fund	0.85		—	0.85

a	The contractual rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.

b	The voluntary waiver is 0.01% on assets in excess of $24 billion.

Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Small Company Growth Fund limiting the total expenses to 0.87%, 1.12%, and 1.24% for the Institutional Class, Administrative Class, and Investor Class, respectively. Harbor Small Company Growth Fund’s contractual expense limitation is effective through February 28, 2009. Harbor Capital has entered into a contractual expense limitation agreement with Harbor SMID Value Fund limiting the total expenses to 0.95%, 1.20%, and 1.32% for the Institutional Class, Administrative Class, and Investor Class, respectively. Harbor SMID Value Fund’s contractual expense limitation is effective through February 28, 2009. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Global Value Fund limiting the total expenses to 1.00%, 1.25%, and 1.37% for the Institutional Class, Administrative Class, and Investor Class, respectively. Harbor Global Value Fund’s contractual expense limitation is effective through February 28, 2009.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays Harbor Funds Distributors, Inc. compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors, Inc. for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors, Inc. on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors, Inc. for the actual expenses Harbor Funds Distributors, Inc. may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors, Inc. actual expenses exceed the fee payable to Harbor Funds Distributors, Inc. at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors, Inc. expenses are less than the fee it receives, Harbor Funds Distributors, Inc. will retain the full amount of the fee.

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On April 30, 2008, Harbor Capital, Harbor Funds Distributors, Inc., and Harbor Services Group, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Inc., Harbor Funds Distributors, Inc., and Harbor Services Group, Inc.
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	60,788
Harbor Mid Cap Growth Fund	115,159
Harbor Small Cap Growth Fund	80,714
Harbor Small Company Growth Fund	335,622
Harbor Large Cap Value Fund	143,831
Harbor Mid Cap Value Fund	282,774
Harbor SMID Value Fund	343,165
Harbor Small Cap Value Fund	37,529
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	38,822
Harbor International Growth Fund	55,046
Harbor Global Value Fund	231,051

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Equity Funds totaled $246 for the six-month period ended April 30, 2008.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund(s) selected by the Trustee. The outstanding obligation is recorded as a deferred compensation liability included as a component of “Other” within the liability section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net investment income per share. These amounts will be deferred until distributed in accordance to the compensation plan.

Custodian

Payments to the custodian have been reduced by credit balance arrangements applied to each portfolio. Such reductions are reflected on each Fund’s Statement of Operations for the six-month period ended April 30, 2008. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

Harbor Funds—Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Redemption Fee

A 2% redemption fee is charged on shares of the Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the six-month period ended April 30, 2008 the redemption fee proceeds are as follows:

Fund	Amount
Harbor International Fund	$1,114
Harbor International Growth Fund	51
Harbor Global Value Fund	—

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2008 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund*	$7,684,231	$1,744,289	$(207,104)	$1,537,185
Harbor Mid Cap Growth Fund	587,872	51,335	(22,603)	28,732
Harbor Small Cap Growth Fund*	481,975	132,439	(47,633)	84,806
Harbor Small Company Growth Fund	29,482	1,595	(2,990)	(1,395)
Harbor Large Cap Value Fund	288,354	22,996	(11,339)	11,657
Harbor Mid Cap Value Fund	94,901	4,170	(17,146)	(12,976)
Harbor SMID Value Fund	4,033	51	(1,095)	(1,044)
Harbor Small Cap Value Fund	1,455,969	442,797	(140,603)	302,194
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	18,731,483	10,964,542	(252,026)	10,712,516
Harbor International Growth Fund*	961,379	125,423	(14,985)	110,438
Harbor Global Value Fund	100,416	2,872	(20,143)	(17,271)

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

Harbor Funds—Equity Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 10, 11 and 12, 2008 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor SMID Value Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, also determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor SMID Value Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Harbor Funds—Equity Funds

ADDITIONAL INFORMATION—Continued

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the investment performance of the Institutional Class of each Fund as compared to certain relevant securities indices;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of both a peer group of funds as well as a broader universe of funds compiled by Lipper;

•

information contained in materials regarding the total expense ratios of the Administrative and Investor Classes of each Fund offering such classes, including, where available, information obtained from Morningstar Inc. (“Morningstar”) regarding the total expense ratios of the Administrative Class relative to the Morningstar peer group of similar investment companies and other information regarding the total expense ratios of the Investor Class relative to a peer group of investment companies offered through similar intermediary channels;

•

the compensation received or to be received by Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•	the profitability of the Adviser with respect to each Fund, including the effects of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee reflects any such economies of scale for the benefit of Fund investors.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provides investment management services to the Funds;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

Harbor Funds—Equity Funds

ADDITIONAL INFORMATION—Continued

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadvisers for each of Harbor Mid Cap Growth Fund, Harbor Large Cap Value Fund, Harbor SMID Value Fund and Harbor Global Value Fund. The Trustees had received presentations by investment professionals from the Subadviser for each of Harbor Capital Appreciation Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor International Fund and Harbor International Growth Fund (as well as Harbor Mid Cap Growth Fund, Harbor Large Cap Value Fund, Harbor SMID Value Fund and Harbor Global Value Fund) at meetings of the Board of Trustees held in 2007. They reviewed information concerning each Subadviser’s historical investment results in managing accounts using similar strategy, including, where applicable, other mutual funds using a substantially identical strategy.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar. The Trustees also received information explaining Lipper’s and Morningstar’s methodology, how information was compiled by Lipper and Morningstar, and what each comparison was intended to demonstrate.

Harbor Capital Appreciation Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Capital Appreciation Fund (inception date December 29, 1987), the Trustees discussed the Fund and its performance in relation to its Lipper universe and group for the one-, two-, three-, four-, and five-year periods ended December 31, 2007, noting that the Fund had outperformed the universe and group medians according to Lipper data for the three-, four- and five-year periods and underperformed during the one- and two-year periods ended December 31, 2007. The Fund’s one- and three-year rolling returns as of December 31, 2007 ranked in the third quartile, according to Morningstar, but its five-year rolling return as of December 31, 2007 ranked in the second quartile.

The Trustees discussed the expertise of Jennison Associates LLC (“Jennison”), the subadviser to the Fund, in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $35.3 billion in assets in this asset class, out of a firm-wide total of approximately $77.7 billion in assets under management. The Trustees also noted the significant experience in this asset class of the portfolio manager, noting that he was a founding member of Jennison.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $9.525 billion, showed that the Fund’s contractual management fee was slightly above the group median for the Institutional Class, at the group median for the Administrative Class and below the group median for the Investor Class. The actual total expense ratio for each share class of the Fund was below the group and universe medians. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Mid Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Growth Fund (inception date November 1, 2000), the Trustees noted that the Fund had outperformed in relation to its Lipper universe and group medians for the one-, two-, three-, four- and five-year periods ended December 31, 2007, according to the Lipper report. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s one-, three- and five-year rolling returns ranked in the first quartile, as of December 31, 2007. The Trustees also considered that the Fund had outperformed its benchmark, the Russell Midcap® Growth Index, for the quarter, one-year, three-year and five-year periods ended December 31, 2007. The Trustees noted that the underperformance for the since-inception period ended December 31, 2007 was generated prior to the appointment of Wellington Management Company, LLP (“Wellington”) as subadviser on September 20, 2005. The Trustees further stated that since Wellington had become the subadviser to the Fund, the Fund’s performance had exceeded its benchmark.

The Trustees discussed the expertise of Wellington in managing assets generally and in the mid cap growth asset class specifically, noting that the Wellington portfolio manager responsible for the Harbor Mid Cap Growth Fund managed approximately $3.1 billion in assets in this asset class, out of a firm-wide total of approximately $588 billion in assets under management. The Trustees noted the significant experience of the portfolio manager.

Harbor Funds—Equity Funds

ADDITIONAL INFORMATION—Continued

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $500 million, showed that the Fund’s management fee was below the group median. The Lipper data also showed that the actual total expense ratio for the Fund’s Institutional and Administrative Classes was below the group and universe medians. The actual total expense ratio for the Fund’s Investor Class was slightly above the group median, but below the universe median. The Trustees also noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Small Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Growth Fund (inception date November 1, 2000), the Trustees noted that according to the Lipper report, the Fund’s performance exceeded its universe median for the one-, two-, three-, four- and five year periods ended December 31, 2007 and exceeded its group medians for the one-, two-, three- and five-year periods ended December 31, 2007. The Morningstar data presented ranked the Fund’s one-, three- and five-year rolling returns as of December 31, 2007 in the first, second and second quartiles, respectively. The Trustees also considered the fact that the Harbor Small Cap Growth Fund had outperformed its benchmark, the Russell 2000® Growth Index, for the quarter, one-year and three-year periods ended December 31, 2007, but had underperformed its benchmark slightly for the five-year period ended December 31, 2007.

The Trustees discussed the expertise of Westfield Capital Management Company, Inc. (“Westfield”), the Fund’s subadviser, in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $2.6 billion in assets in this asset class, out of a firm-wide total of approximately $13.1 billion in assets under management. The Trustees also discussed the experience in this asset class of the portfolio managers.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $700 million, showed the Fund’s management fee was below the group median. The Trustees also noted that the Fund’s actual total expense ratio for each share class was below the Lipper group and universe median expense ratios. The Trustees noted that the Fund had in place a soft close and was thus unlikely to grow significantly in size in the near future. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Small Company Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Company Growth Fund (inception date February 1, 2006), the Trustees noted the Fund’s underperformance relative to its Lipper universe and group medians for the one-year period ended December 31, 2007. The Morningstar data presented ranked the Fund’s one-year rolling return as of December 31, 2007 in the third quartile. The Trustees also considered the fact that the Fund underperformed its benchmark, the Russell 2000® Growth Index, for the quarter and one-year periods ended December 31, 2007. The Trustees noted that while the Fund’s performance had lagged its benchmark, the time period since the Fund’s inception was short, which made it difficult to draw any meaningful conclusions.

The Trustees discussed the expertise of NorthPointe Capital LLC (“NorthPointe”), the Fund’s subadviser, in managing assets generally and in the small company growth asset class specifically, noting that NorthPointe managed approximately $1.2 billion in assets in this asset class, out of a firm-wide total of approximately $3.5 billion in assets under management. The Trustees also discussed the experience in this asset class of the portfolio manager.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below its group median. The actual total expense ratio of each of the Fund’s share classes, after taking into account expense waivers and reimbursements, was below the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees or the Fund’s expenses to improve performance for the Fund’s shareholders and noted that the waiver is a contractual expense limitation in effect until February 28, 2009. The Trustees noted that the Adviser’s profitability in operating this Fund was negative.

Harbor Large Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Large Cap Value Fund (inception date December 29, 1987), the Trustees noted the Fund’s underperformance relative to its Lipper group medians for the two-, three-, four- and five-year periods ended December 31, 2007 and its outperformance relative to its group median for the one year period then ended and its outperformance relative to its universe median for the one-, two-, three-, four- and five-year periods then ended. The Trustees also noted that the Fund had underperformed its benchmark, the Russell 1000® Value Index, for the three-, five-, ten- and fifteen-year periods ended December 31, 2007. However, the Trustees noted that the Fund had outperformed its benchmark for the quarter and one-year periods ended December 31, 2007, which the Trustees attributed to the Fund changing subadvisers in May 2007 from Armstrong Shaw Associates, Inc. to Cohen & Steers Capital Management, Inc. (“Cohen & Steers”). The Morningstar data presented showed that the Fund’s one-year rolling return ranked in the first quartile for the period ended December 31, 2007.

The Trustees discussed the expertise of Cohen & Steers in managing assets generally and in the large cap value asset class specifically, noting that Cohen & Steers managed approximately $860 million in assets in this asset class, out of a firm-wide total of approximately

Harbor Funds—Equity Funds

ADDITIONAL INFORMATION—Continued

$29.8 billion in assets under management. The Trustees also discussed the significant experience of the portfolio manager, including his experience prior to joining Cohen & Steers.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $275 million, showed the Fund’s management fee was below the group median, and the actual total expense ratio, after giving effect to expense waivers and reimbursements, for each of the Fund’s share classes was below its group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waives and reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Mid Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Value Fund (inception date March 1, 2002), the Trustees noted that the Fund’s performance was below its Lipper universe and group medians for the one-, two-, three-, four- and five-year periods ended December 31, 2007. The Trustees considered the fact that the Fund underperformed its benchmark, the Russell Midcap® Value Index, for the quarter, one-year, three-year and five-year periods ended December 31, 2007. The Trustees acknowledged that some of the unfavorable record was generated prior to the change in subadvisers for the Fund on September 30, 2004. However, the Trustees also noted that the Fund’s performance under LSV Asset Management (“LSV”) since September 2004 has been disappointing. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the fourth quartile for the period ended December 31, 2007.

The Trustees discussed the expertise of LSV in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $1.8 billion in assets in this asset class, out of a firm-wide total of approximately $73.2 billion in assets under management. The Trustees also considered that LSV applies a similar quantitative approach to managing assets in the mid cap value asset class as it does for its other value products, and that the long-term performance generated by LSV across its various value products has been strong. The Trustees reviewed the expertise in this asset class of the portfolio managers, noting that one of the three portfolio managers was a founding partner of LSV.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $100 million, showed the Fund’s management fee was below the group median, and the actual total expense ratio, after giving effect to expense waivers and reimbursements, for the Fund’s Institutional and Administrative Classes was below the group and universe median expense ratios. The actual total expense ratio for the Fund’s Investor Class, after giving effect to expense waivers and reimbursements, was above the group and universe median expense ratios. It was noted that the Fund’s smaller asset base in this share class had an effect on that expense ratio. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waives and reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing this Fund was negative.

Harbor SMID Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor SMID Value Fund, the Trustees noted the Fund’s underperformance relative to its Lipper universe and group medians for the period since its inception (May 1, 2007) through December 31, 2007. The Trustees also considered the fact that the Fund underperformed its benchmark, the Russell 2500® Value Index, for the period since its inception. The Trustees noted that the Fund did not yet have Morningstar rolling return data.

The Trustees discussed the expertise of Evercore Asset Management, LLC (“Evercore”), the Fund’s subadviser, in managing assets generally and in the SMID value asset class specifically, noting that Evercore managed approximately $23 million in assets in this asset class, out of a firm-wide total of approximately $491 million in assets under management. The Trustees also discussed the experience in this asset class of the portfolio managers.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below its group median. The actual total expense ratio of the Fund’s Institutional Class, after taking into account expense waivers and reimbursements, was below the Lipper group median expense ratio, but at the universe median expense ratio. The actual total expense ratio of the Fund’s Administrative and Investor Classes, after taking into account expense waivers and reimbursements, was below both the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees or the Fund’s expenses to improve performance for the Fund’s shareholders and noted that the waiver is a contractual expense limitation in effect until February 28, 2009. The Trustees noted that the Adviser’s profitability in operating this Fund was negative.

Harbor Small Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Value Fund (inception date December 14, 2001), the Trustees noted the Fund’s outperformance relative to its Lipper group medians for the one- and five-year periods, as well as the Fund’s underperformance relative to its Lipper group medians for the two- and

Harbor Funds—Equity Funds

ADDITIONAL INFORMATION—Continued

three-year periods, each ended December 31, 2007. The Fund’s performance was equal to the median performance of its Lipper group for the four-year period ended December 31, 2007. The Fund outperformed its Lipper universe medians for the one-, three-, four- and five-year periods and underperformed its Lipper universe median for the two-year period, each ended December 31, 2007. According to the Morningstar data presented, the Fund’s one- and three-year rolling return ranked in the second quartile for the period ended December 31, 2007, while the five-year rolling return ranked in the first quartile for the period ended December 31, 2007. The Trustees considered the Fund’s outperformance of its benchmark, the Russell 2000® Value Index, for the quarter, one-, three- and five-year periods ended December 31, 2007.

The Trustees discussed the expertise of EARNEST Partners LLC (“EARNEST”), the Fund’s subadviser, in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $4.3 billion in assets in this asset class out of $18.5 billion firm wide total. The Trustees also noted the experience in this asset class of the portfolio manager, noting that he is the founder of the firm.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.6 billion, showed the Fund’s management fee was at the group median for the Institutional and Administrative Classes, while the management fee was below the group median for the Investor Class. The actual total expense ratio for each of the Fund’s share classes was below the group and universe median expense ratios. The Trustees noted that the Fund had in place a soft close and was thus unlikely to grow significantly in size in the near future. They noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor International Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Fund (inception date December 29, 1987), the Trustees noted the Fund’s excellent outperformance relative to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2007, ranking in the first quintile during each of these periods. The Trustees also considered the longer-term record showing the Fund had outperformed its benchmark, the MSCI EAFE® Index, for the quarter, one-year, three-year, five-year, ten-year and fifteen-year periods ended December 31, 2007. The Morningstar data presented showed the Fund’s one-, three- and five-year rolling returns as of December 31, 2007 ranked in the first quartile.

The Trustees discussed the expertise of Northern Cross Investments Limited (“Northern Cross”), the Fund’s subadviser, in managing assets, noting that Northern Cross manages assets only in the international asset class, which constitutes approximately $29.5 billion in assets under management for the firm. The Trustees also discussed the significant experience of the portfolio manager, noting that he is the founding member of the firm, and that the long-term performance generated by the portfolio manager has been outstanding.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $27.55 billion, showed the Fund’s management fee was below the group median. The actual total expense ratio for each of the Fund’s share classes was below the universe median expense ratios. The actual total expense ratio for the Institutional and Administrative Classes was below the Lipper group median expense ratios, but above the group median expense ratio for the Investor Class. They noted that the Adviser’s profitability in managing the Fund was not excessive.

With respect to the issue of economies of scale, the Independent Trustees noted that the Fund had an existing contractual breakpoint in its fee structure that reduced the advisory fee rate at the $12 billion asset level from 0.75% to 0.65%. In light of the Fund’s rapid increase in asset size to over $28 billion, the Independent Trustees discussed with the Adviser the issue of further breakpoints at higher asset levels. Although there was no clear consensus among the Trustees as to whether economies of scale were continuing at the Fund’s current asset levels, after discussions with the Adviser, it was agreed that additional breakpoints would be implemented to reduce the Fund’s advisory fee rate further from 0.65% to 0.64% at $24 billion and from 0.64% to 0.63% at $36 billion. It was also agreed that the amount of the fee rate at one or both of these levels be reduced further to the extent that the Adviser could negotiate with Northern Cross a reduction in the fee payable by the Adviser to Northern Cross.

Subsequent to the meeting, the Adviser was successful in obtaining a reduction in Northern Cross’ fee of 0.01% at the $36 billion asset level and a further 0.01% at the $56 billion asset level. At a May 18-19, 2008 in-person meeting of the Trustees, the Trustees voted to adjust the non-contractual breakpoints previously agreed upon such that the advisory fee rate reductions would be as follows: at the $24 billion asset level from 0.65% to 0.63%, at the $36 billion asset level from 0.63% to 0.62% and at the $56 billion asset level from 0.62% to 0.61%.

Harbor International Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Growth Fund (inception date of November 1, 1993), the Trustees observed that the Fund’s performance was above its Lipper group and universe medians for the one-, two- and three-year periods ended December 31, 2007, but at or below the Lipper group and universe medians for the four- and five-year periods ended December 31, 2007. The Trustees considered the Fund’s longer-term record and noted that the Fund had outperformed its benchmark, the MSCI EAFE® Growth Index, for the quarter, one-year, three-

Harbor Funds—Equity Funds

ADDITIONAL INFORMATION—Continued

year and five-year periods, but had underperformed the benchmark for the ten-year period ended December 31, 2007. The Trustees acknowledged that most of the unfavorable record was generated prior to the change in subadvisers to Marsico Capital Management, LLC (“Marsico”) on March 1, 2004. The Trustees noted that, according to Morningstar, the Fund was ranked in the second quartile based on its one-year rolling return for the period ended December 31, 2007. The Fund, which had been in the third and fourth quartiles for the three-year rolling periods through the quarter ended June 30, 2007, was now in the first quartile as of the quarter ended December 31, 2007. The Fund’s five-year rolling return ranking had moved from the fourth quartile to the third quartile as of December 31, 2007.

The Trustees discussed the expertise of Marsico in managing assets generally and in the international growth asset class specifically, noting that Marsico managed approximately $15.8 billion in assets in this asset class, out of a firm-wide total of approximately $106 billion in assets under management. The Trustees also noted the significant experience in this asset class of the portfolio manager.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $975 million, showed the Fund’s management fee was below the group median, and the actual total expense ratio for each of the Fund’s share classes was below the group and universe median expense ratios. They noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Global Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Global Value Fund (inception date August 7, 2006), the Trustees noted the Fund’s underperformance in relation to its Lipper group and universe medians for the period through December 31, 2007. The Trustees also considered the record showing that the Harbor Global Value Fund had underperformed its benchmark, the MSCI World® Index, during the entire time it had been in operation. The Morningstar data presented showed that the Fund’s one-year rolling return ranked in the fourth quartile for the period ended December 31, 2007. The Trustees noted that while the Fund’s performance had lagged its benchmark, the time period since the Fund’s inception was short, which made it difficult to draw any meaningful conclusions.

The Trustees discussed the expertise of Pzena Investment Management, LLC (“Pzena”), the Fund’s subadviser, in managing assets generally and in the global value asset class specifically, noting that Pzena manages assets in the global asset class that constitute approximately $2.6 billion of the $23.7 billion in total assets under management for the firm. The Trustees also discussed the significant experience of the portfolio managers.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $100 million, showed the management fee was even with the group median for the Institutional Class and below the group median for the Administrative and Investor Classes. The actual total expense ratio of each of the Fund’s share classes, after giving effect to expense waivers and reimbursements, was below the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees or the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the waiver is a contractual expense limitation in effect until February 28, 2009. The Trustees noted that the Adviser’s profitability in operating this Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that each provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees also noted that the Adviser operated certain Funds at a loss (and, in several cases, reduced or waived a portion of its advisory fee while paying the relevant Subadviser its fee and/or paid or reimbursed fund expenses).

Harbor Funds—Equity Funds

ADDITIONAL INFORMATION—Continued

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive and, in the case of the Harbor International Fund, additional breakpoints were instituted. The Trustees concluded that the existing Fund’s fee structures, other than the Harbor International Fund, reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

Harbor Funds—Equity Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2008)

Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfunds.com. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Howard P. Colhoun (72) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	16	None

John P. Gould (69) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-Present); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	16	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (67) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	16	None

Raymond J. Ball (63) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	16	None
INTERESTED TRUSTEE
David G. Van Hooser (61)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	16	None
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (38) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (36) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (since 2007), Vice President—Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (since 2007), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (33) Vice President & Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds); and Attorney, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor thereto (law firm) (2000-2003).

Brian L. Collins (39) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (49) Vice President	Since 2007	Executive Vice President (since 2007), Harbor Capital Advisors, Inc.; President (since 2007), Harbor Services Group, Inc.; Executive Vice President (since 2007), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (36) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), Regulatory Compliance Specialist (2004-2005), and Senior Legal Assistant (2002-2003), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (55) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act of 1940.
1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

(This document must be preceded or accompanied by a Prospectus.)

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	1.800.422.1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312.443.4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

1.800.422.1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Wilmer Cutler Pickering

Hale and Dorr LLP

60 State Street

Boston, MA 02109

06/2008/663,000

FD.SAR.EF

Semi-Annual Report

April 30, 2008

Fixed Income Funds

Harbor High-Yield Bond Fund

Harbor Bond Fund

Harbor Real Return Fund

Harbor Short Duration Fund

Harbor Money Market Fund

Harbor Fixed Income Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2008. The total return for each of the five fixed income portfolios is shown below. The performance figures for each of the Harbor Funds assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of shares of the Funds. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2008
HARBOR FIXED INCOME FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor High-Yield Bond Fund	-0.86%	-0.98%	-1.06%
Harbor Bond Fund	6.52	6.40	N/A
Harbor Real Return Fund	7.61	7.47	N/A
Harbor Short Duration Fund	0.20	0.08	N/A
Harbor Money Market Fund	1.88	1.75	N/A

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2008

Merrill Lynch High Yield Master II; domestic high-yield bonds	0.77%
Lehman Brothers Aggregate (LB AGG); domestic bonds	4.08
Lehman Brothers U.S. TIPS; domestic bonds	6.87
Citigroup 1 YR Treasury; domestic bonds	3.14
Merrill Lynch 1-3 YR Treasury; domestic bonds	4.21
Merrill Lynch 3-Month U.S. T-Bills; domestic short-term	1.75

2

Harbor Fixed Income Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

	HARBOR FUNDS EXPENSE RATIOS[1]					Morningstar Average[2]
HARBOR FIXED INCOME FUNDS	2004*	2005*	2006*	2007*	2008[d]
Harbor High-Yield Bond Fund
Institutional Class	0.85%	0.82%	0.81%	0.82%	0.77%	0.83%
Administrative Class	1.01	N/A [c]	1.05	1.07	1.02	0.93
Investor Class	1.27	1.25	1.21	1.20	1.14	0.95
Harbor Bond Fund
Institutional Class	0.57%	0.58%	0.58%	0.56%	0.56%	0.67%
Administrative Class	0.81	0.83	0.83	0.81	0.81	0.75
Harbor Real Return Fund
Institutional Class	N/A	N/A	0.57%[a,b]	0.56%	0.57%	0.64%
Administrative Class	N/A	N/A	0.82 [a,b]	0.82	0.82	0.74
Harbor Short Duration Fund
Institutional Class	0.31%	0.39%[e]	0.39%	0.39%[e]	0.39%[e]	0.60%
Administrative Class	0.55	0.64 [e]	0.64	0.64 [e]	0.64 [e]	0.72
Harbor Money Market Fund
Institutional Class	0.29%	0.35%	0.32%	0.28%	0.28%	N/A
Administrative Class	0.53	0.60	0.57	0.53	0.53	N/A

*	Audited.
1	Harbor Funds’ expense ratios are for expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2008 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2008 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized.
b	For the period December 1, 2005 (inception) through October 31, 2006.
c	Assets in this class were too small to incur any expense for the period.
d	Unaudited annualized figures for the six-month period ended April 30, 2008.
e	Excludes interest expense from reverse repurchase agreements.

3

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Global credit markets tightened in the fiscal first half ended April 30, 2008. The tightening was trigged by the subprime mortgage crisis that began in 2007, a weak U.S. dollar, and fears of a weak U.S. economy with the possibility of a recession, all of which weighed on financial markets in the first six months of the fiscal year. Against this difficult credit backdrop, quality fixed income investments produced positive returns while equity returns declined. The Lehman Brothers Aggregate Index, a broad measure of the U.S. taxable bond market, was up 4.08%, while the Dow Jones Wilshire 5000 Index, a broad measure of U.S. equities, declined by 9.88%.

The severity of the global credit crisis was highlighted in March, when the Federal Reserve and U.S. Treasury Department intervened to facilitate the sale of Bear Stearns as the investment bank faced the threat of bankruptcy from a loss of confidence which led to rapidly declining liquidity. The Federal Reserve took a number of other steps in an effort to provide liquidity and stability to the financial system. Aggressive cuts by the Fed trimmed short-term interest rates five times during the fiscal half year by a total of 250 basis points. As a result, the target federal funds rate stood at 2.00% as of April 30, 2008, down from 4.50% six months earlier and its lowest level since December 2004.

Within the credit markets, investors continued to reprice risk. A flight to quality pushed U.S. Treasury prices up and yields down. The yield of the 10-Year Treasury Note was 3.77% at the end of the fiscal half-year, down substantially from its 4.48% yield on October 31, 2007. TIPS, or U.S. Treasury inflation protected securities, performed well against a backdrop of rising commodity prices and concerns about inflation. TIPS rose 6.87%. In contrast, a broad measure of the higher risk, high-yield market was down by 0.77%.

Returns of various market indices are shown in the table below.

	RETURNS FOR PERIODS ENDED APRIL 30, 2008
	Unannualized		Annualized
Fixed Income	6 Months	1 Year	5 Years	10 Years	30 Years
Merrill Lynch High-Yield Master II (high yield bonds)	-0.77%	-0.83%	8.23%	5.27%	N/A
LB Aggregate (domestic bonds)	4.08	6.87	4.37	5.96	8.56%
LB U.S. TIPS (inflation-protected bonds)	6.87	11.33	6.35	7.70	N/A
Merrill Lynch 1 to 3 YR U.S. Treasury (short duration returns)	4.21	7.76	3.41	4.78	N/A
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	1.75	4.28	3.19	3.69	6.51

Equities
Dow Jones Wilshire 5000 (entire U.S. stock market)	-9.88	-4.74	11.83	4.36	12.64
S & P 500 (large cap stocks)	-9.64	-4.68	10.62	3.89	12.63
MSCI EAFE (foreign stocks)	-9.21	-1.78	20.42	6.66	11.55
MSCI World (global stocks)	-9.37	-2.47	15.18	5.02	11.26

Harbor Fixed Income Funds

Most Harbor fixed income funds performed well in the fiscal first half. The Harbor Bond Fund (Institutional Class) had a return of 6.52%, outperforming its Lehman Brothers Aggregate Index benchmark by 244 basis points. The Harbor Real Return Fund (Institutional Class), which invests primarily in inflation-indexed securities, posted a return of 7.61% which was 74 basis points ahead of its benchmark, the Lehman Brothers U.S. TIPS Index. The Harbor Money Market Fund (Institutional Class) returned 1.88%, beating its benchmark by 13 basis points. In line with its emphasis on short-term securities of high quality, the Fund had no exposure to commercial paper issued by the troubled SIV (structured investment vehicles) sector.

The Harbor High-Yield Fund trailed its benchmark slightly in the fiscal first half. The Harbor Short Duration Fund trailed its benchmark significantly in the first six months as the difficult credit market conditions resulted in lower liquidity and prices even for the generally higher quality asset backed securities which exist in the portfolio.

4

Diversifying Your Investments

As the fiscal first half ended, equity markets showed some improvement causing some market prognosticators to suggest that the economy and the equity markets were not as weak as they appeared. Other analysts suggested that the economy and equity markets could prove to be even weaker in the months ahead. Such differences of opinion by knowledgeable investment professionals are common in any environment. Yet one can manage this uncertainty by sticking with certain investment fundamentals.

We encourage all investors to take a long term view with their investments. A diversified portfolio with a mix of stocks, bonds, and cash that reflects your financial goals and tolerance for risk should help you achieve your investment objectives over the long term. Once you have established the appropriate mix, or asset allocation for your own investments, such allocations should be reviewed periodically and rebalanced as necessary to maintain your targeted allocations. Rebalancing will help you maintain a diversified portfolio that is consistent with your financial goals and risk tolerance.

Managers of the Year

On January 3, 2008, two Harbor Funds portfolio managers were named winners of the Morningstar® 2007 Fund Manager of the Year Awards. Hakan Castegren, the portfolio manager of the Harbor International Fund, and the Northern Cross team won the Morningstar® 2007 Fund Manager of the Year—International. Bill Gross, the portfolio manager of the Harbor Bond Fund, and his PIMCO team won the Morningstar® 2007 Fund Manager of the Year—Fixed Income. The Fund Manager of the Year award winners are chosen based on Morningstar’s proprietary research and in-depth evaluation by its fund analysts of the managers’ performance and alignment of interests with shareholders. We believe this is the first time in the history of the awards that portfolio managers affiliated with a single fund family have won more than one of the three awards currently given each year.

Both are repeat winners. Hakan Castegren won previously in 1996. Bill Gross won previously in 1998 and 2000 and is the only mutual fund manager to win Morningstar® Manager of the Year honors three times.

Notable Fund Anniversaries

During the fiscal first half, three Harbor funds celebrated their 20th anniversaries with the same subadviser since inception. In addition to being Morningstar® award winners, Hakan Castegren (Northern Cross) celebrated 20 years as the portfolio manager of the Harbor International Fund and Bill Gross (PIMCO) celebrated 20 years as the portfolio manager of the Harbor Bond Fund. The Harbor Money Market Fund also celebrated its 20th anniversary with the same subadviser, Fischer Francis Trees and Watts, Inc. Ken O’Donnell is the current portfolio manager of the Harbor Money Market Fund. The three funds commenced operations on December 29, 1987.

All three of these funds and their portfolio managers have served investors well since inception. The long tenure of the portfolio management of these three funds is consistent with our view that investors should evaluate their investments and managers over the long term.

Thank you for your investment in Harbor Funds.

June 18, 2008

David G. Van Hooser

Chairman

5

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Mark Flanagan

CFA, CPA

Since 2002

Frank Whitley

Since 2002

Shenkman Capital has subadvised the
Fund since its inception in 2002.

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE
CHARACTERISTICS

High-yield bonds.

Mark Shenkman Mark Flanagan Frank Whitley

Management’s discussion of

fund performance

MARKET REVIEW

Financial markets encountered clear and present dangers in the past six months as the Golden Era of Leverage and Speculation receded into history. Investment and commercial banks’ lax credit standards and flawed risk controls, as well as ratings agencies’ missteps in properly assessing risk, caused a five-year credit boom to come crashing down on Wall Street. The resulting turmoil in the credit markets is the worst in more than 30 years.

For most of the fiscal half year, the high-yield market and U.S. equities performed poorly. In 2008, for the first time in over 20 years, the high-yield market started the calendar year with three consecutive monthly declines. In April, however, a propensity for riskier assets returned, driving the high-yield market to its largest one-month gain in over five years. Other riskier U.S. financial markets that had been traumatized in the prior five months also posted significant gains in April. For example, the high-yield bank loan market, which recorded two of its worst months ever in January and February, rebounded in April with its largest gain on record.

One interesting data point impacting the high-yield market during the recent turmoil has been the degree to which the credit crisis has battered the bank loan market more severely than the high-yield bond market. Higher rated, senior secured loans underperformed lower rated, unsecured, and subordinated high-yield debt. The Credit Suisse Leveraged Loan Index declined by 3.5% over the past six months, compared to a decline of less than 1% for the Merrill Lynch High-Yield Master II Index. This inverted performance was due in part to the enormous overhang of unsold bridge financings of mega-LBOs (leveraged buy outs), as well as the demise of CLOs (collateralized loan obligations), which accounted for 60% of all loan purchases over the past two years. This technical weakness in the high-yield loan market was also a key contributor to the spread widening and weak performance in the high-yield bond market during the latest six months.

We believe that the banking system should remain under pressure for the next two years despite its ability to raise new capital. Capital impairment among commercial and investment banks has been so onerous that their old business models will need to be significantly retooled. The combination of deleveraging, less “creative” new products, greater oversight, and disintermediation is expected to result in less aggressive lending and underwriting practices.

During the past six months the Federal Reserve instituted a number of actions to ostensibly forestall a global panic. In addition to lowering the federal funds rate five times in six months for a massive cut of 250 basis points, or 2.50 percentage points, one of the most significant actions by the Federal Reserve was its opening of the discount window to broker-dealers, which had previously been denied this access. This action has served as an important step in averting further panic within the U.S. financial sector. Despite the unprecedented action by the Federal Reserve, the U.S. economic decline is accelerating and negative sentiment is rapidly moving from Wall Street to Main Street. For example, consumer sentiment is currently at recessionary levels, the housing sector is encountering significant pressures, labor markets are deteriorating, and U.S. manufacturers and service

6

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

LVB Acquisition Merger Sub Inc (10.0% - 10/15/2017)	2.5%
ARAMARK Corp. (8.5% - 2/1/2015)	1.8
W&T Offshore Inc. (8.3% - 6/15/2014)	1.7
HCA Inc. (9.3% - 11/15/2016)	1.2
Bristow Group Inc. (7.8% - 10/1/2016)	1.2
FTI Consulting Inc. (7.5% - 9/15/2017)	1.2
Arch Western Finance LLC (7.8% - 7/15/2015)	1.2
Corrections Corp of America (7.9% - 10/15/2011)	1.2
Domtar Corp. (6.8% - 7/1/2013)	1.2
Psychiatric Solutions Inc. (7.5% - 5/1/2011)	1.2

markets are contracting. In our judgment, the “soon to be declared” current recession may result in a prolonged slowdown.

PERFORMANCE

Despite the high-yield market turmoil, the Harbor High-Yield Bond Fund posted only a slight loss with a net return of -0.86% (Institutional Class), -0.98% (Administrative Class), and -1.06% (Investor Class), for the six months ended April 30, 2008, while the Merrill Lynch High-Yield Master II Index posted a return of -0.77%. The Fund significantly outperformed the Lipper High-Yield Index, composed of the 30 largest high-yield mutual funds, which generated a return of -1.92%.

Consistent with our view that the U.S. economy is contracting, we further reduced the portfolio’s exposure to industries dependent on discretionary consumer spending (i.e., consumer products, gaming, and retail). We added to investments in industries that are typically more defensive in periods of economic weakness such as health care and utilities, as well as increasing our exposure to short-maturity bonds. Positive contributors to relative performance during the period were the portfolio’s underweighting in the automotive industry and zero weightings in the consumer finance and commercial real estate industries, as well as positive security selection in the technology, transportation (excluding air/rail), and gaming sectors. Detracting from performance was the Fund’s significant underweighting in BB-rated securities and utilities. As of April 30, 2008, the Fund was well diversified with 143 issuers in 30 industries. Currently, the fund has no direct exposure to homebuilding, subprime, or PIK (payment in kind) toggle bonds (which allow borrowers to defer cash interest payments). Also reflective of our conservative posture, the Fund holds only 1.5% of the portfolio in bonds priced below $80, as compared to approximately 14% for the Merrill Lynch High-Yield Index.

OUTLOOK AND STRATEGY

Although the risk premium (i.e., yield spreads) that high-yield investors are currently earning has widened significantly since the historic tight levels of only one year ago, it would appear that yield spreads will need to widen even further before the high-yield market “bottoms out.” Given the extraordinary excesses that are coming to light as the credit binge draws to a close, it stands to reason that the resulting hangover could last for at least another year. Moreover, although the high-yield market has previously experienced periods of stress resulting from the confluence of economic weakness, rising defaults, and a lack of dealer liquidity, what may be different this time is the deep recession in the housing sector and the huge losses and write-offs by banks. Although it is unclear what the ultimate depth and duration of the current credit contraction will be, we believe we have positioned the portfolio to ride out the remaining credit turmoil and to capture select opportunities when the market does rebound.

This report contains the current opinions of Shenkman Capital Management, Inc. and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

7

Harbor High-Yield Bond Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	024

Cusip	411511553

Ticker	HYFAX

Inception Date	12-01-2002

Net Expense Ratio	0.77%

Total Net Assets (000s)	$42,104

ADMINISTRATIVE CLASS

Fund #	224

Cusip	411511546

Ticker	HYFRX

Inception Date	12-01-2002

Net Expense Ratio	1.02%

Total Net Assets (000s)	$596

INVESTOR CLASS

Fund #	424

Cusip	411511538

Ticker	HYFIX

Inception Date	12-01-2002

Net Expense Ratio	1.14%

Total Net Assets (000s)	$3,536

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	175	1,681

Average Market Coupon	7.9%	8.1%

Yield to Maturity	8.0%	10.2%

Weighted Average Maturity	6.6 years	6.7 years

Weighted Average Duration	3.7 years	4.4 years

Weighted Average Credit Quality	B2/B+	B1

R-Squared	94.2%	N/A

Beta vs. Merrill Lynch High-Yield Master II Index	0.89	1.00

Portfolio Turnover Rate— Unannualized	30%	N/A
(6-Month Period Ended 04-30-2008)

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

MATURITY PROFILE (% of investments)

CREDIT QUALITY (% of investments)

8

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $50,000 INVESTMENT

For the period 12-01-2002 through 04-30-2008

The graph compares a $50,000 investment in the Fund with the performance of the Merrill Lynch High-Yield Master II Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor High-Yield Bond Fund
Institutional Class	-0.86%	-0.86%	7.19%	8.14%	12-01-2002
Comparative Index
Merrill Lynch High-Yield Master II	-0.77	-0.83	8.23	10.40	—

Administrative and Investor Classes

GROWTH OF A $10,000 INVESTMENT

For the period 12-01-2002 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch High-Yield Master II Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor High-Yield Bond Fund
Administrative Class	-0.98%	-1.11%	6.94%	7.90%	12-01-2002
Investor Class	-1.06	-1.25	6.75	7.72	12-01-2002
Comparative Index
Merrill Lynch High-Yield Master II	-0.77	-0.83	8.23	10.40	—

As stated in the Fund’s current prospectus, the expense ratios were 0.82% (Net) and 0.95% (Gross) (Institutional Class); 1.07% (Net) and 1.20% (Gross) (Administrative Class); and 1.20% (Net) and 1.33% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund has a redemption fee of 1% against shares that are held for less than 9 months.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

9

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 8.3%)

COMMON STOCKS—0.1%
(Cost $66)
Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—0.1%
5,000	Compton Petroleum Corp. (CAN)	$57

CONVERTIBLE BONDS—1.9%
Principal Amount (000s)
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.3%
	L-1 Identity Solutions Inc
$150	3.750%—05/15/2027	135

HEALTH CARE PROVIDERS & SERVICES—0.1%
	Omnicare Inc.
100	3.250%—12/15/2035	70

HOTELS, RESTAURANTS & LEISURE—0.5%
	Shuffle Master Inc.
250	1.250%—04/15/2024	226

INDUSTRIAL—0.3%
	VeriFone Holdings Inc.
200	1.375%—06/15/2012[2]	147

MEDIA—0.5%
	LIN Television Corp.
250	2.500%—05/15/2033	250

PHARMACEUTICALS—0.2%
	Mylan Inc.
150	1.250%—03/15/2012	130

TOTAL CONVERTIBLE BONDS (Cost $960)		958

CORPORATE BONDS & NOTES—89.7%
AEROSPACE & DEFENSE—0.3%
	TransDigm Inc.
150	7.750%—07/15/2014	154

AUTO COMPONENTS—3.4%
	American Axle & Manufacturing Inc.
350	7.875%—03/01/2017	315
	Goodyear Tire & Rubber Co.
400	7.857%—08/15/2011	419
98	8.625%—12/01/2011	106
250	8.663%—12/01/2009[1]	252

		777

	Lear Corp. Series B
150	8.750%—12/01/2016	142
	Tenneco Inc.
250	8.125%—11/15/2015[2]	258
	United Components Inc.
100	9.375%—06/15/2013	98

		1,590

BEVERAGES—0.5%
	Constellation Brands Inc.
250	7.250%—05/15/2017	253

BUILDING PRODUCTS—0.3%
	Interface Inc.
125	10.375%—02/01/2010	132

10

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

CAPITAL MARKETS—2.9%
	LVB Acquisition Merger Sub Inc
$1,000	10.000%—10/15/2017[2]	$1,077
	Nuveen Investments Inc
250	10.500%—11/15/2015[2]	242

		1,319

CHEMICALS—0.8%
	Nalco Co.
50	7.750%—11/15/2011	52
200	8.875%—11/15/2013	212

		264

	Rockwood Specialties Group Inc.
100	7.500%—11/15/2014	100

		364

COMMERCIAL SERVICES & SUPPLIES—7.9%
	Allied Waste North America Inc. Series B
500	7.125%—05/15/2016	506
	ARAMARK Corp.
750	8.500%—02/01/2015	786
	Cardtronics Inc.
100	9.250%—08/15/2013	96
	Casella Waste Systems Inc.
150	9.750%—02/01/2013	148
	Corrections Corp of America
500	7.500%—05/01/2011	510
	FTI Consulting Inc.
500	7.750%—10/01/2016	523
	Iron Mountain Inc.
350	7.750%—01/15/2015	359
150	8.625%—04/01/2013	153

		512

	Mac-Gray Corp.
300	7.625%—08/15/2015	293
	Norcross Safety Products LLC Series B
150	9.875%—08/15/2011	158
	Waste Services Inc.
100	9.500%—04/15/2014	98

		3,630

CONSUMER FINANCE—1.3%
	Ford Motor Credit Co LLC
350	7.375%—10/28/2009	337
	Ford Motor Credit Co.
250	7.163%—04/15/2012[1]	245

		582

CONTAINERS & PACKAGING—2.8%
	BWAY Corp.
150	10.000%—10/15/2010	146
	Crown Americas LLC
100	7.625%—11/15/2013	105
	Graham Packaging Co. Inc.
300	8.500%—10/15/2012	294
	Graphic Packaging International Inc.
250	8.500%—08/15/2011	254

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

CONTAINERS & PACKAGING—Continued
	Jefferson Smurfit Corp.
$100	7.500%—06/01/2013	$87
	Owens Brockway Glass Container Inc.
250	6.750%—12/01/2014	255
	Smurfit-Stone Container Enterprises Inc.
150	8.375%—07/01/2012	138

		1,279

DIVERSIFIED CONSUMER SERVICES—1.8%
	Education Management LLC
200	10.250%—06/01/2016	169
	Hertz Corp.
250	8.875%—01/01/2014	253
	Rental Service Corp.
100	9.500%—12/01/2014	90
	Service Corp International
250	7.500%—04/01/2027	220
100	7.625%—10/01/2018	105

		325

		837

DIVERSIFIED TELECOMMUNICATION SERVICES—5.4%
	Cincinnati Bell Inc.
500	8.375%—01/15/2014	500
	Cincinnati Bell Tele Co.
150	6.300%—12/01/2028	128
	Citizens Communications Co.
100	7.875%—01/15/2027	89
	Nordic Telephone Co. Holdings ApS
300	8.875%—05/01/2016[2]	308
	Qwest Communications International Inc.
75	6.176%—02/15/2009[1]	75
	Qwest Communications International Inc. Series B
500	7.500%—02/15/2014	494
	Qwest Corp.
100	7.500%—10/01/2014	101
	Syniverse Technologies Inc. Series B
350	7.750%—08/15/2013	335
	West Corp.
150	9.500%—10/15/2014	144
	Windstream Corp.
350	7.000%—03/15/2019	332

		2,506

ELECTRIC UTILITIES—1.6%
	Edison Mission Energy
250	7.200%—05/15/2019	253
200	7.625%—05/15/2027	196

		449

	NRG Energy Inc.
300	7.375%—02/01/2016	310

		759

ELECTRICAL EQUIPMENT—0.6%
	Baldor Electric Co.
250	8.625%—02/15/2017	256

11

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.1%
	Celestica Inc.
$150	7.625%—07/01/2013	$148
100	7.875%—07/01/2011	101

		249

	Flextronics International Ltd
150	6.500%—05/15/2013	147
	NXP BV
100	9.500%—10/15/2015	97

		493

ENERGY EQUIPMENT & SERVICES—3.0%
	CHC Helicopter Corp.
200	7.375%—05/01/2014	203
	Complete Production Services Inc.
250	8.000%—12/15/2016	252
	Gulfmark Offshore Inc.
200	7.750%—07/15/2014	208
	Helix Energy Solutions Group Inc.
350	9.500%—01/15/2016[2]	364
	Hornbeck Offshore Services Inc.
100	6.125%—12/01/2014	98
	Key Energy Services Inc.
250	8.375%—12/01/2014[2]	260

		1,385

FOOD & STAPLES RETAILING—0.8%
	Stater Brothers Holdings
350	7.750%—04/15/2015	353

FOOD PRODUCTS—1.3%
	B&G Foods Inc.
100	8.000%—10/01/2011	100
	Del Monte Corp.
250	8.625%—12/15/2012	260
	Michael Foods Inc.
125	8.000%—11/15/2013	121
	NBTY Inc.
150	7.125%—10/01/2015	144

		625

GAS UTILITIES—2.8%
	Dynegy Holdings Inc.
200	7.750%—06/01/2019	200
300	8.375%—05/01/2016	314

		514

	Ferrellgas Partners LP
200	8.750%—06/15/2012	207
	Inergy LP
250	6.875%—12/15/2014	245
	Suburban Propane Partners LP
350	6.875%—12/15/2013	346

		1,312

HEALTH CARE EQUIPMENT & SUPPLIES—0.7%
	Advanced Medical Optics Inc.
200	7.500%—05/01/2017	182
	Universal Hospital Services Inc.
150	8.288%—06/01/2015[1]	143

		325

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE PROVIDERS & SERVICES—5.8%
	Community Health Systems Inc.
$350	8.875%—07/15/2015	$366
	DaVita Inc.
500	7.250%—03/15/2015	504
	HCA Inc.
500	9.250%—11/15/2016	537
	Health Management Associates Inc
150	6.125%—04/15/2016	137
	IASIS Healthcare LLC
150	8.750%—06/15/2014	155
	Omnicare Inc
100	6.875%—12/15/2015	92
	Psychiatric Solutions Inc.
500	7.750%—07/15/2015	514
	Res-Care Inc.
125	7.750%—10/15/2013	119
	United Surgical Partners International Inc.
100	8.875%—05/01/2017	101
	Vanguard Health Holding Co. II LLC
150	9.000%—10/01/2014	153

		2,678

HOTELS, RESTAURANTS & LEISURE—4.8%
	Chukchansi Economic Development Authority
100	6.328%—11/15/2012[1,2]	86
500	8.000%—11/15/2013[2]	448

		534

	Felcor Lodging LP
200	8.500%—06/01/2011	205
	Gaylord Entertainment Co.
250	8.000%—11/15/2013	238
	Global Cash Access LLC
162	8.750%—03/15/2012	160
	MTR Gaming Group Inc. Series B
150	9.750%—04/01/2010	147
	Penn National Gaming Inc.
100	6.750%—03/01/2015	93
100	6.875%—12/01/2011	96

		189

	Pinnacle Entertainment Inc.
100	8.250%—03/15/2012	100
	Seminole Hard Rock Entertainment Inc.
500	5.300%—03/15/2014[1,2]	421
	Seneca Gaming Corp.
250	7.250%—05/01/2012	243

		2,237

HOUSEHOLD DURABLES—0.4%
	Jarden Corp.
200	7.500%—05/01/2017	185

HOUSEHOLD PRODUCTS—0.7%
	Da-Lite Screen Co. Inc.
150	9.500%—05/15/2011	143
	Jostens (Visant)
200	8.750%—12/01/2013	198

		341

12

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—2.1%
	Energy Future Holdings
$100	10.875%—11/01/2017[2]	$107
	IPALCO Enterprises Inc.
250	7.250%—04/01/2016[2]	259
	NRG Energy Inc.
350	7.375%—01/15/2017	361
	Texas Competitive Electric Holdings Co. LLC
250	10.250%—11/01/2015[2]	262

		989

INDUSTRIAL—5.8%
	Bristow Group Inc.
500	7.500%—09/15/2017	519
	Domtar Corp.
500	7.875%—10/15/2011	513
	General Motors Nova Scotia Finance Co.
100	6.850%—10/15/2008	100
	Georgia Pacific Corp.
250	8.125%—05/15/2011	259
	GMAC
200	5.850%—01/14/2009	196
	HCA Healthcare Co.
150	8.750%—09/01/2010	155
	HCA Inc.
200	6.750%—07/15/2013	186
	MGM Mirage
400	6.000%—10/01/2009	400
	Mohegan Tribal Gaming Authority
200	6.375%—07/15/2009	200
	Momentive Performance Materials Inc.
150	9.750%—12/01/2014	146

		2,674

INSURANCE—0.6%
	HUB International Holdings Inc.
350	10.250%—06/15/2015[2]	257

IT SERVICES—1.6%
	Sungard Data Systems Inc.
250	3.750%—01/15/2009	246
300	9.125%—08/15/2013	315
175	10.250%—08/15/2015	187

		748

LEISURE EQUIPMENT & PRODUCTS—0.4%
	Leslie’s Poolmart
200	7.750%—02/01/2013	187

MACHINERY—0.9%
	SPX Corp.
150	7.625%—12/15/2014[2]	157
	Terex Corp.
250	8.000%—11/15/2017	257

		414

MEDIA—7.0%
	Allbritton Communications Co.
450	7.750%—12/15/2012	457
	Cablevision Systems Corp. Series B
500	7.133%—04/01/2009[1]	506

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

MEDIA—Continued
	Cadmus Communications Corp.
$150	8.375%—06/15/2014	$120
	DirecTV Holdings LLC
150	8.375%—03/15/2013	155
	Echostar DBS Corp.
300	6.625%—10/01/2014	294
	Lamar Media Corp.
400	6.625%—08/15/2015	377
	LIN Television Corp.
500	6.500%—05/15/2013	484
	LIN Television Corp. Series B
100	6.500%—05/15/2013	97
	Mediacom Broadband LLC
100	8.500%—10/15/2015	93
	Mediacom LLC
150	9.500%—01/15/2013	147
	Quebecor Media Inc.
200	7.750%—03/15/2016	194
	Videotron Ltd
250	9.125%—04/15/2018[2]	268

		3,192

METALS & MINING—2.3%
	AK Steel Corp.
250	7.750%—06/15/2012	257
	Arch Western Finance LLC
500	6.750%—07/01/2013	511
	Freeport-McMoRan Copper & Gold Inc.
250	8.375%—04/01/2017	277

		1,045

OIL, GAS & CONSUMABLE FUELS—10.3%
	Berry Petroleum Co.
150	8.250%—11/01/2016	156
	Chesapeake Energy Corp.
250	6.500%—08/15/2017	248
	Denbury Resources Inc.
250	7.500%—04/01/2013	258
	Encore Acquisition Co.
250	6.000%—07/15/2015	231
250	7.250%—12/01/2017	244

		475

	Exco Resources Inc.
350	7.250%—01/15/2011	350
	Foundation PA Coal Co.
300	7.250%—08/01/2014	310
	Mariner Energy Inc.
500	8.000%—05/15/2017	494
	MarkWest Energy Partners LP
250	8.750%—04/15/2018[2]	260
	Massey Energy Co.
200	6.625%—11/15/2010	203
500	6.875%—12/15/2013	503

		706

	Peabody Energy Corp.
250	7.375%—11/01/2016	264

13

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
	Petroplus Finance Ltd.
$250	6.750%—05/01/2014[2]	$236
	Stone Energy Corp.
250	8.250%—12/15/2011	252
	W&T Offshore Inc.
750	8.250%—06/15/2014[2]	720

		4,729

PAPER & FOREST PRODUCTS—1.2%
	NewPage Corp.
150	10.000%—05/01/2012	161
250	10.000%—05/01/2012[2]	268

		429

	Verso Paper Holdings LLC
100	9.125%—08/01/2014	104

		533

PHARMACEUTICALS—0.5%
	Warner Chilcott Corp.
250	8.750%—02/01/2015	255

SPECIALTY RETAIL—1.5%
	Buhrmann US Inc.
125	8.250%—07/01/2014	120
	Sally Holdings LLC
250	9.250%—11/15/2014	254
	Susser Holdings LLC
142	10.625%—12/15/2013	146
	United Auto Group Inc.
200	7.750%—12/15/2016	183

		703

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

TELEPHONE—1.8%
	Citizens Communications Co.
$500	6.625%—03/15/2015	$471
	PAETEC Holding Corp.
400	9.500%—07/15/2015	378

		849

TEXTILES, APPAREL & LUXURY GOODS—0.3%
	Phillips-Van Heusen Corp.
125	8.125%—05/01/2013	130

WIRELESS TELECOMMUNICATION SERVICES—2.4%
	Centennial Communications Corp.
150	8.125%—02/01/2014	150
250	8.448%—01/01/2013[1]	239

		389

	Hughes Network Systems LLC
350	9.500%—04/15/2014	352
	Intelsat Bermuda Ltd.
100	9.250%—06/15/2016	101
250	11.250%—06/15/2016	255

		356

		1,097

TOTAL CORPORATE BONDS & NOTES (Cost $41,480)		41,397

SHORT-TERM INVESTMENTS—8.1%
(Cost $3,724)
REPURCHASE AGREEMENTS
3,724	Repurchase Agreement with State Street Corp. dated April 30, 2008 due May 1, 2008 at 1.450% collateralized by a Federal Home Loan Mortgage Corp. Note (market value $3,801)	3,724

TOTAL INVESTMENTS—99.8% (Cost $46,230)		46,136

CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		100

TOTAL NET ASSETS—100.0%		$46,236

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2008.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At April 30, 2008, these securities were valued at $6,405 or 14% of net assets.

(CAN)	Canada.

The accompanying notes are an integral part of the financial statements.

14

[THIS PAGE INTENTIONALLY LEFT BLANK]

15

Harbor Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

William Gross

Since 1987

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE
CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality.

William Gross

Management’s discussion of

fund performance

MARKET REVIEW

The credit crisis that began in the summer of 2007 continued to bring turmoil to financial markets in the fiscal half year ended April 30, 2008. Government bond yields continued to fall worldwide amid a flight to the highest quality assets. To forestall a recession and unfreeze credit markets, the Federal Reserve continued easing by an additional 250 basis points to a federal funds target rate of 2.00% at April 30, 2008. The Fed also took several unconventional steps: it made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral, opened its discount window to investment banks for the first time since the 1930s, arranged the rescue of Bear Stearns, a brokerage firm weighed down by subprime-related exposure, and assumed the risk for $29 billion of mortgage-backed securities held by Bear Stearns. The U.S. yield curve remained steep as markets expected continued infusions of liquidity by the Fed.

PERFORMANCE

The Harbor Bond Fund outperformed its benchmark, the Lehman Brothers Aggregate Index, for the first half of the 2008 fiscal year. The Fund posted returns of 6.52% (Institutional Class) and 6.40% (Administrative Class), after fees, compared to a gain of 4.08% for the index. The Fund also outperformed the index for the 1-year, 5-year, and 10-year periods ended April 30, 2008.

The Harbor Bond Fund’s investment process is based on a long-term approach, which utilizes both top-down and bottom-up strategies. Top-down strategies focus on duration, yield curve positioning, volatility, and sector rotation, while bottom-up strategies drive the security selection process, focusing on the analysis and identification of undervalued securities. No single strategy dominates performance. The total return approach relies on multiple sources of value-added investments in a diversified portfolio. By combining perspectives from both the portfolio level and the individual securities level, we seek to add value consistently over time while incurring acceptable levels of portfolio risk.

The Fund’s strong performance took place in an environment of heightened volatility. Our investment approach utilized global curve-steepening strategies, a continued below-benchmark allocation to corporate bonds, an emphasis on emerging market currencies (versus the U.S. dollar), and an overweighted exposure to AAA-rated, agency-guaranteed mortgage-backed securities.

The Fund had several important contributors to outperformance. An emphasis on shorter maturities in the U.S. and the United Kingdom helped returns as yield curves continued to steepen. An underweight to corporate bonds added to performance as investment-grade credit lagged Treasuries in the flight to quality. Exposure to emerging market currencies, especially Brazil, had a positive impact as the U.S. dollar weakened. Modest holdings of real return bonds also added value as breakeven spreads widened on increased inflation expectations. Exposure to interest rates outside the U.S., specifically in the U.K. and Europe, was a positive as interest rates in the developed world fell.

16

Harbor Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Federal National Mortgage Association (5.5% -2/1/2035)	4.2%
Wachovia Corp. (8.0% - 12/31/2049)	3.6
Federal National Mortgage Association (5.0% -3/1/2036)	3.6
Federal National Mortgage Association TBA (5.5% - 12/1/2099)	2.7
Federal Home Loan Mortgage Corp. TBA (5.5% -12/1/2099)	2.5
Federal National Mortgage Association TBA (5.0% - 12/31/2099)	2.5
Federal National Mortgage Association (5.5% - 5/1/2034)	1.9
Federal Home Loan Mortgage Corp. TBA (6.0% - 12/1/2099)	1.7
Federal National Mortgage Association TBA (6.0% - 12/1/2099)	1.6
Federal National Mortgage Association (5.5% - 12/1/2099)	1.4

Among the most important detractors from performance was an overweight to high quality mortgage-backed securities; while mortgages held up better than other higher-yielding assets, they lost value versus Treasuries of comparable duration as liquidity contracted. Holdings of short duration home equity asset-backed bonds also detracted from performance; despite strong credit enhancement, these assets also were negatively affected by tight liquidity conditions. Exposure to local emerging market bonds also was a negative as investors sought the safety of higher-quality U.S. Treasuries.

OUTLOOK AND STRATEGY

Looking forward, we forecast slower growth for developed countries globally, precipitated by a housing-led recession in the U.S. However, we expect that emerging market countries will become less dependent on U.S. economic growth and, as such, should not be impacted as negatively as they have been in previous U.S. downturns. On a secular, or long-term, basis, the decoupling of higher-growth emerging market countries from the lower-growth developed world should keep commodity prices high and eventually feed through to core inflation. Accommodative Fed policy should also help feed inflation, both headline and core, on a secular basis. We anticipate a continued strong monetary and fiscal policy response in the U.S., which could include the Congress and the Fed joining forces in an effort to support housing prices. In our view, the Federal Reserve appears likely to hold rates near reduced levels for an extended time, but we do not expect cuts much below 2%.

With regard to strategy, we expect to continue safeguarding assets while prudently taking advantage of potentially attractive yields on high quality securities. We plan to target U.S. duration below the benchmark as we believe U.S. rates are unlikely to fall further. In this vein, we plan to diversify away from the U.S., focusing on short maturities in the U.K and Australia, where yields could converge toward U.S. levels as central banks come under pressure to cut rates amid the global slowdown. We also expect to emphasize high quality mortgage-backed securities, which could offer yield premiums well above levels seen before the credit crisis. Lastly, we will continue to favor emerging market currencies, especially those of Asian countries, and plan to underweight both the U.K. sterling and the euro, which we expect to decrease in value as those economies slow and central banks respond by cutting interest rates.

This report contains the current opinions of Pacific Investment Management Company LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor Bond Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

17

Harbor Bond Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	014

Cusip	411511108

Ticker	HABDX

Inception Date	12-29-1987

Net Expense Ratio	0.56%

Total Net Assets (000s)	$3,542,383

ADMINISTRATIVE CLASS

Fund #	214

Cusip	411511686

Ticker	HRBDX

Inception Date	11-01-2002

Net Expense Ratio	0.81%

Total Net Assets (000s)	$56,343

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	306	9,267

Average Market Coupon	5.0%	5.4%

Yield to Maturity	5.7%	4.7%

Weighted Average Maturity	5.6 years	7.1 years

Weighted Average Duration	4.2 years	4.4 years

Weighted Average Credit Quality	AA	AA1/AA2

Portfolio Turnover Rate— Unannualized	197%	N/A
(6-Month Period Ended 04-30-2008)

CREDIT QUALITY (% of investments)

FUND CATEGORY

MATURITY PROFILE (% of investments)

18

Harbor Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1998 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers Aggregate Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Bond Fund
Institutional Class	6.52%	10.63%	5.21%	6.74%	12-29-1987
Comparative Index
LB AGG	4.08	6.87	4.37	5.96	—

Administrative Class

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2002 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers Aggregate Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Bond Fund
Administrative Class	6.40%	10.36%	4.95%	5.59%	11-01-2002
Comparative Index
LB AGG	4.08	6.87	4.37	4.76	—

As stated in the Fund’s current prospectus, the expense ratios were 0.56% (Net) and 0.57% (Gross) (Institutional Class) and 0.81% (Net) and 0.82% (Gross) (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

19

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of -4.1%)

ASSET-BACKED SECURITIES—2.6%
Principal Amount (000s)		Value (000s)

	ACE Securities Corp.
	Series 2006-ASP5 Cl. A2A
$2,131	2.975%—10/25/2036[1,2]	$2,098
	Argent Securities Inc. Pass Through Certificates
	Series 2006-M2 Cl. A2A
1,136	2.945%—09/25/2036[1,2]	1,117
	Asset Backed Funding Certificates
	Series 2006-HE1 Cl. A2A
2,464	2.955%—01/25/2037[1,2]	2,379
	BA Credit Card Trust
4,200	3.094%—04/15/2013[1,2]	4,149
	Bank of America Credit Card Trust
25,700	4.015%—12/16/2013[1]	25,676
	Countrywide Asset-Backed Certificates
	Series 2006-16 Cl. 2A1
888	2.945%—12/25/2046[1,2]	871
	Series 2006-19 Cl. 2A1
2,992	2.955%—03/25/2037[1,2]	2,919
	Series 2001-BC3 Cl. A
405	3.375%—12/25/2031[1,2]	363

		4,153

	Credit-Based Asset Servicing & Securitization LLC
	Series 2006-CB9 Cl. A1
3,108	2.659%—11/25/2036[1,2]	2,900
	First Franklin Mortgage Loan Asset Backed Certificates
	Series 2006-FF9 Cl. 2A1
9,828	2.955%—06/25/2036[1,2]	9,542
	GSAMP Trust
3,497	2.965%—09/25/2036-12/25/2036[1,2]	3,404
	HSI Asset Securitization Corp Trust Pass Through Certificates
	Series 2006-HE2 Cl. 2A1
1,969	2.945%—12/25/2036[1,2]	1,865
	Indymac Residential Asset Backed Trust
	Series 2006-E Cl. 2A1
1,972	2.955%—04/25/2037[1,2]	1,941
	JP Morgan Mortgage Acquisition Corp. Pass Through Certificates
	Series 2006-WMC3 Cl. A2
1,277	2.945%—08/25/2036[1,2]	1,230
	Long Beach Mortgage Loan Trust
	Series 2004-4 Cl. 1A1
119	3.175%—10/25/2034[1,2]	99

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	Newcastle Mortgage Securities Trust
	Series 2006-1 Cl. A1
$142	2.965%—03/25/2036[1,2]	$141
	Option One Mortgage Loan Trust
	Series 2007-1 Cl. 2A1
2,998	2.945%—01/25/2037[1,2]	2,870
	Park Place Securities Inc.
	Series 2004-MCW1 Cl. A1
4,371	3.207%—10/25/2034[1,2]	3,682
	Residential Asset Mortgage Products Inc. Pass Through Certificates
	Series 2006-RZ4 Cl. A1A
3,306	2.975%—10/25/2036[1,2]	3,172
	Residential Asset Securities Corp. Pass Through Certificates
	Series 2006-KS8 Cl. A1
5,112	2.955%—10/25/2036[1,2]	5,015
	Series 2006-KS9 Cl. AI1
2,879	2.965%—11/25/2036[1,2]	2,761

		7,776

	Saxon Asset Securities Trust
	Series 2006-3 Cl. A1
1,308	2.955%—11/25/2036[1,2]	1,283
	SBI Home Equity Loan Trust Pass Through Certificates
	Series 2006-1A Cl. 1A2A
1,925	3.065%—08/25/2036[1,2,3]	1,845
	Securitized Asset Backed Receivables LLC Pass Through Certificates
	Series 2007-HE1 Cl. 2A2
5,426	2.955%—12/25/2036[1,2]	5,044
	SLM Student Loan Trust
	Series 2006-3 Cl. A2
322	2.920%—01/25/2016[1,2]	321
1,756	3.220%—01/26/2015[1,2]	1,736

		2,057

	Small Business Administration
	Series 2003-20I Cl. 1
646	5.130%—09/01/2023[2]	652
	Series 2001-20A Cl. 1
1,759	6.290%—01/01/2021[2]	1,833
	Series 2000-P10 Cl.1
120	7.449%—08/01/2010[2]	123

		2,608

	Soundview Home Equity Loan Trust
	Series 2006-EQ1 Cl. A1
1,652	2.945%—10/25/2036[1,2]	1,601
	Wells Fargo Home Equity Trust
	Series 2006-3 Cl. A1
1,771	2.945%—01/25/2037[1,2]	1,693

TOTAL ASSET-BACKED SECURITIES (Cost $97,182)		94,325

BANK LOAN OBLIGATIONS—0.6%
	Chrysler Finance Co. (Term B)
12,935	6.800%—08/03/2012[2]	11,805
	CSC Holdings Inc. (Cablevision Term B)
1,763	4.477%—03/29/2013[1,2]	1,704

20

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	First Data Corp (Term B2)
$1,862	5.349%—09/24/2014[2]	$1,755
	First Data Corp. (Term B1)
55	5.349%—09/24/2014	52
266	5.446%—09/24/2014	250
1,807	5.645%—09/24/2014[2]	1,703

		2,005

	First Data Corp. (Term B3)
1,862	5.349%—09/24/2014[2]	1,755
1,995	5.400%—09/24/2014	1,876
133	5.446%—09/24/2014[2]	125

		3,756

TOTAL BANK LOAN OBLIGATIONS (Cost $21,188)		21,025

COLLATERALIZED MORTGAGE OBLIGATIONS—6.6%
	American Home Mortgage Investment Trust REMIC[4]
	Series 2004-4 Cl. 4A
2,125	4.390%—02/25/2045[1,2]	1,934
	Banc of America Funding Corp. REMIC[4]
	Series 2005-D Cl. A1
3,093	4.113%—05/25/2035[1,2]	2,930
	Bear Stearns Adjustable Rate Mortgage Trust REMIC[4]
	Series 2005-10 Cl. A1
10,162	4.750%—10/25/2035[1,2]	9,787
	Pass Thru Certificates
	Series 2003-1 Cl. 6A1
1,289	5.035%—04/25/2033[2,5]	1,238
	Series 2000-2 Cl. A1
173	6.024%—11/25/2030[1,2]	164

		11,189

	Bear Stearns Alt-A Trust Pass Through Certificates
	Series 2005-7 Cl. 2A1
1,963	5.706%—09/25/2035[2,5]	1,654
	Bear Stearns Alt-A Trust REMIC[4]
	Series 2006-8 Cl. 3A1
3,516	3.055%—02/25/2034[1,2]	2,772
	Series 2005-4 Cl. 3A1
3,964	5.371%—05/25/2035[2,5]	3,463

		6,235

	Bear Stearns Commercial Mortgage Securities Pass Through
	Series 2007-PW18 Cl. A4
6,400	5.773%—06/11/2050[2]	6,313
	Bear Stearns Mortgage Funding Trust REMIC[4]
	Series 2007-AR1 Cl. 2A1
7,274	2.965%—02/25/2037[1,2]	6,383
	Bear Stearns Structured Products Inc.
	Series 2007-R7 Cl. A1
4,537	3.086%—01/25/2037[1,3]	4,491
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB9 Cl. 1A1
7,761	4.720%—02/20/2035[2,5]	7,542
	Series 2004-22 Cl. A3
4,387	4.802%—11/25/2034[2,5]	4,125

		11,667

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Countrywide Home Loan Mortgage Pass Through Trust REMIC[4]
	Series 2005-HYB9 Cl. 3A2A
$1,354	5.250%—02/20/2036[1,2]	$1,112
	Federal Home Loan Mortgage Corp. REMIC[4]
76,601	2.664%—07/15/2019-10/15/2020[1,2]	75,053
27,345	2.744%—02/15/2019[1,2]	26,806
3,310	2.814%—05/15/2036[1,2]	3,277
239	2.964%—11/15/2030[1,2]	237
5,105	5.000%—12/15/2020-04/25/2033[2]	5,049
481	8.000%—08/15/2022[2]	521
71	9.000%—12/15/2020[2]	76

		111,019

	Federal National Mortgage Association
616	6.500%—12/25/2042[2]	634
	Federal National Mortgage Association REMIC[4]
	Series 2006-5 Cl. 3A2
900	4.665%—05/25/2035[1,2]	908
	FHLMC Structured Pass Through Securities
1,638	5.271%—08/15/2032[2,5]	1,641
	FHLMC Structured Pass Through Securities REMIC[4]
	Series T-63 Cl. 1A1
440	5.526%—02/25/2045[1,2]	416
	First Nationwide Trust REMIC[4]
	Series 2001-3 Cl. 1A1
31	6.750%—08/25/2031[2]	31
	GSR Mortgage Loan Trust Pass Through Certificates
	Series 2005-AR7 Cl. 6A1
5,104	5.249%—11/25/2035[2,5]	4,772
	GSR Mortgage Loan Trust REMIC[4] Pass Through Certificates
	Series 2005-AR6 Cl. 2A1
13,901	4.539%—09/25/2035[1,2]	13,036
	Harborview Mortgage Loan Trust REMIC[4] Pass-through Certificates
	Series 2005-2 Cl. 2A1A
850	3.020%—05/19/2035[1,2]	694
	IndyMac ARM Trust REMIC[4]
	Series 2001-H2 Cl. A2
22	6.434%—01/25/2032[1,2]	21
	IndyMac Index Mortgage Loan Trust REMIC[4] Pass Through Certificates
	Series 2005-AR31 Cl. 1A1
5,647	5.195%—01/25/2036[2,5]	5,480
	J.P. Morgan Chase Commercial Mortgage Securities Trust 2006
4,800	5.336%—05/15/2047[2,4]	4,663
	J.P. Morgan Chase Commercial Mortgage Securities Trust 2007
14,400	5.420%—01/15/2049[2]	13,959
	Lehman Brothers Floating Rate Commercial Mortgage Trust Pass Through Certificates
	Series 2006-LLFA Cl. A1
817	2.594%—09/15/2021[1,2,3]	770

21

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Merrill Lynch Mortgage Investors Inc. Pass Through Certificates
	Series 2005-A10 Cl. A
$2,444	3.105%—02/25/2036[1,2]	$1,977
	Series 2005-3 Cl. 4A
749	3.145%—11/25/2035[1,2]	677

		2,654

	Morgan Stanley Capital I
	Series 2007-XLFA Cl. A1
1,302	2.575%—10/15/2020[1,2,3]	1,213
	Structured Asset Mortgage Investments Inc. Pass Through Certificates
	Series 2005-AR5 Cl. A2
2,725	3.050%—07/19/2035[1,2]	2,462
	Structured Asset Securities Corp. REMIC[4]
	Series 2002-1A Cl. 4A
45	5.987%—02/25/2032[1,2]	41
	Series 2001-21A Cl. 1A1
45	6.625%—01/25/2032[1,2]	43

		84

	Thornburg Mortgage Securities Trust REMIC[4] Pass Through Certificates
	Series 2006-6 Cl. A1
3,528	3.005%—11/25/2036[1,2]	3,350
	Wachovia Bank Commercial Mortgage Trust
	Series 2006-WHL7 Cl. A1
12,008	2.604%—09/15/2021[1,2,3]	11,297
	Washington Mutual REMIC[4] Pass Through Certificates
	Series 2005-AR13 Cl. A1A1
908	3.185%—10/25/2045[1,2]	737
	Wells Fargo Mortgage Backed Securities REMIC[4]
	Series 2006-AR2 Cl. A1
5,155	4.950%—03/25/2036[2,5]	4,941

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $248,119)		238,690

CORPORATE BONDS & NOTES—32.3%
	Allstate Life
4,600	5.375%—04/30/2013[2]	4,674
	American Airlines Inc.
	Series 2001-2 Cl. A1
185	6.978%—04/01/2011[2]	183
	American Express
6,500	5.500%—04/16/2013[2]	6,508
	American Express Bank
9,500	6.000%—09/13/2017[2]	9,569
	American Express Centurion Bank
9,500	6.000%—09/13/2017[2]	9,569
	American Express Co
6,400	7.000%—03/19/2018[2]	6,897
	American Honda Finance Corp. MTN[6]
5,700	2.784%—02/09/2010[1,2,3]	5,695
	American International Group Inc.
900	5.050%—10/01/2015[2]	868
	Anadarko Petroleum Corp.
15,200	3.200%—09/15/2009[1,2]	14,945

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Anheuser-Busch Cos Inc.
$200	5.500%—01/15/2018[2]	$204
	ANZ National International Ltd.
5,000	2.798%—08/07/2009[1,2,3]	4,990
	AstraZeneca plc
1,700	5.900%—09/15/2017[2]	1,803
1,600	6.450%—09/15/2037[2]	1,735

		3,538

	AT&T Inc.
14,200	3.155%—05/15/2008[1,2]	14,200
4,200	4.950%—01/15/2013[2]	4,232
5,000	5.500%—02/01/2018[2]	5,008
2,900	6.300%—01/15/2038[2]	2,905

		26,345

	Barclays Bank plc
26,700	5.450%—09/12/2012[2]	27,190
	Bear Stearns Cos. Inc.
13,700	3.218%—07/19/2010[1,2]	13,357
	Bear Stearns Cos. Inc. MTN[6]
4,800	2.786%—03/30/2009[1,2]	4,633
12,200	3.160%—08/21/2009[1,2]	11,995

		16,628

	BellSouth Corp.
11,200	2.776%—08/15/2008[1,2]	11,187
	BNP Paribas
9,600	5.186%—06/29/2049[2,3,5]	8,321
	Calabash Re Ltd.
	Series 2006-I Cl. A1
1,100	11.200%—01/08/2010[1,3]	1,109
	Cemex Inc.
3,100	6.722%—12/01/2049[2,3,5]	2,781
	China Development Bank
600	5.000%—10/15/2015[2]	591
	CIT Group Inc.
1,700	2.729%—12/19/2008[1,2]	1,576
4,600	3.049%—01/30/2009[1,2]	4,221

		5,797
	CIT Group Inc. MTN[6]
2,900	2.826%—08/15/2008[1,2]	2,832
8,700	2.840%—08/17/2009[1,2]	7,549

		10,381

	Citigroup Capital XXI
10,400	8.300%—12/21/2057[2,5]	10,647
	Citigroup Funding Inc. MTN[6]
3,600	2.606%—06/26/2009[1,2]	3,540
1,200	2.898%—04/23/2009[1,2]	1,187
10,300	2.980%—12/08/2008[1,2]	10,236

		14,963

	Citigroup Inc.
4,700	2.695%—12/26/2008[1,2]	4,676
9,000	2.701%—12/28/2009[1,2]	8,819
1,700	5.300%—10/17/2012[2]	1,691
4,200	5.500%—08/27/2012[2]	4,211
16,300	5.500%—04/11/2013[2]	16,417
1,100	5.850%—07/02/2013[2]	1,114
6,200	6.000%—08/15/2017[2]	6,241

22

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

Citigroup Inc.—Continued
$5,600	6.125%—08/25/2036[2]	$5,157
37,100	8.400%—04/29/2049[2,5]	37,595

		85,921

	Codelco Inc.
500	6.150%—10/24/2036[2,3]	488
	Comcast Corp.
5,500	3.010%—07/14/2009[1,2]	5,403
1,200	5.875%—02/15/2018[2]	1,199
1,200	6.450%—03/15/2037[2]	1,197

		7,799

	DaimlerChrysler North America Holding Corp. MTN[6]
6,300	3.218%—03/13/2009[1,2]	6,253
4,400	3.234%—08/03/2009[1,2]	4,336

		10,589

	Dell Inc.
8,800	5.650%—04/15/2018[2,3]	8,678
	Deutsche Bank AG
8,400	6.000%—09/01/2017[2]	8,805
	El Paso Corp. MTN[6]
200	8.050%—10/15/2030[2]	216
	Enel Finance International SA
12,600	6.250%—09/15/2017[2,3]	12,999
	Export-Import Bank of China
600	4.875%—07/21/2015[2,3]	587
	Fifth Third Bank Corp.
21,900	8.250%—03/01/2038[2]	23,203
	Ford Credit Auto Owner Trust
24,200	3.932%—12/15/2010[1,2]	24,319
	Ford Motor Credit Co.
4,430	7.250%—10/25/2011[2]	3,992
	Gaz Capital SA
900	6.212%—11/22/2016[2,3]	853
	Gazprom OAO
4,400	10.500%—10/21/2009[2]	4,807
	General Electric Capital Corp.
14,500	5.500%—09/15/2067[1,2]	20,687
	General Electric Capital Corp. MTN[6]
23,519	2.630%—03/20/2013[1,2]	22,008
10,100	2.746%—08/15/2011[1,2]	9,771
7,300	2.768%—01/05/2009[1,2]	7,296
2,800	2.888%—01/20/2010[1,2]	2,786
10,100	2.918%—10/21/2010[1,2]	10,022
2,000	2.928%—01/08/2016[1,2]	1,850
7,000	2.937%—10/26/2009[1,2]	6,912
6,400	5.875%—01/14/2038[2]	6,123

		66,768

	General Electric Capital Corp. Series A
6,300	2.788%—10/06/2010[1,2]	6,173
	GMAC LLC
800	6.000%—12/15/2011[2]	634
	Goldman Sachs Group Inc.
1,900	2.639%—12/23/2008[1,2]	1,891
7,700	2.689%—06/23/2009[1,2]	7,609
22,200	5.950%—01/18/2018[2]	22,198
5,600	6.150%—04/01/2018[2]	5,675
9,100	6.250%—09/01/2017[2]	9,315

		46,688

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Goldman Sachs Group Inc. MTN[6]
$6,500	2.746%—03/30/2009[1,2]	$6,453
5,000	2.806%—11/10/2008[1,2]	4,986
8,780	3.250%—07/23/2009[1,2]	8,680

		20,119

	H.J. Heinz Co.
800	6.428%—12/01/2020[2,3]	810
	HBOS plc MTN
800	6 5.920%—09/29/2049[2,3,5]	612
	HBOS Treasury Services plc MTN[6]
7,300	2.756%—07/17/2009[1,2,3]	7,294
	HSBC Bank USA
5,400	3.130%—06/10/2009[1,2]	5,343
	HSBC Finance Corp.
3,300	2.878%—10/21/2009[1,2]	3,236
2,900	2.930%—09/15/2008[1,2]	2,885

		6,121

	HSBC Finance Corp. MTN[6]
4,200	3.154%—12/05/2008[1,2]	4,178
	HSBC Holdings plc
1,700	6.500%—05/02/2036[2]	1,677
	ICICI Bank Ltd.
7,100	3.250%—01/12/2010[1,2,3]	6,842
	John Deere Capital Corp. MTN[6]
4,600	2.763%—07/15/2008[1,2]	4,597
	JP Morgan Chase Bank
7,000	6.000%—10/01/2017[2]	7,280
24,227	6.625%—03/15/2012[2]	25,308

		32,588

	JP Morgan Chase Capital XX
800	6.550%—09/29/2036[2]	728
	Korea Development Bank
15,000	2.824%—04/03/2010[1,2]	14,957
	Lehman Brothers Holdings Inc.
13,400	3.170%—08/21/2009[1,2]	12,907
13,270	3.487%—01/26/2017[1,2]	11,302
2,200	6.875%—05/02/2018[2]	2,254

		26,463

	Lehman Brothers Holdings Inc. MTN[6]
200	2.649%—12/23/2008[1,2]	196
7,500	2.774%—04/03/2009[1,2]	7,247
3,400	2.954%—07/18/2011[1,2]	3,081
3,000	2.966%—11/10/2009[1,2]	2,882
1,100	3.233%—05/25/2010[1,2]	1,034
5,000	5.625%—01/24/2013[2]	4,932

		19,372

	Merrill Lynch & Co. Inc.
12,700	3.400%—05/02/2017[1,2]	10,771
5,100	6.400%—08/28/2017[2]	5,103
13,000	6.875%—04/25/2018[2]	13,130

		29,004

	Merrill Lynch & Co. Inc. MTN[6]
4,400	2.768%—08/14/2009[1,2]	4,297
15,500	2.808%—05/08/2009[1,2]	15,208
5,400	3.138%—12/04/2009[1,2]	5,153

		24,658

23

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	MetLife Inc.
$1,600	6.400%—12/15/2036[2]	$1,444
	Metropolitan Life Global Funding I MTN[6]
8,800	2.760%—05/17/2010[1,2,3]	8,627
	Monumental Global Funds
3,400	5.500%—04/22/2013[2,3]	3,449
	Morgan Stanley
10,800	2.820%—05/07/2009[1,2]	10,671
	Morgan Stanley MTN[6]
14,400	2.803%—01/15/2010[1,2]	13,868
	MUFG Capital Finance 1 Ltd.
700	6.346%—07/29/2049[2,5]	634
	National Australia Bank Ltd.
4,700	2.979%—09/11/2009[1,2,3]	4,697
32,300	3.208%—02/08/2010[1,2,3]	32,317

		37,014

	NGPL PipeCo LLC
4,000	6.514%—12/15/2012[2,3]	4,124
	Oracle Corp.
10,200	4.950%—04/15/2013[2]	10,390
10,000	5.750%—04/15/2018[2]	10,200

		20,590

	Peabody Energy Corp.
1,500	7.875%—11/01/2026[2]	1,564
	Petroleum Export Ltd.
505	5.265%—06/15/2011[2,3]	507
	Principal Life Inc.
4,100	5.300%—04/24/2013[2]	4,155
6,400	5.550%—04/27/2015[2]	6,367

		10,522

	Qwest Capital Funding Inc.
43	7.250%—02/15/2011[2]	42
	Qwest Corp.
300	7.500%—06/15/2023[2]	276
2,400	7.625%—06/15/2015[2]	2,418

		2,694

	Ras Laffan LNG III Series B
1,800	5.838%—09/30/2027[2,3]	1,523
	Resona Bank Ltd.
800	5.850%—09/29/2049[2,3,5]	676
	Rohm & Haas Co.
2,500	6.000%—09/15/2017[2]	2,547
	Royal Bank of Scotland plc
4,500	2.868%—07/21/2008[1,2,3]	4,493
	Santander Perpetual SA Unipersonal
10,500	6.671%—10/29/2049[2,3,5]	9,994
	Santander US Debt SA Unipersonal
5,000	3.074%—11/20/2009[1,2,3]	4,949
	Siemens Finance NV
6,100	2.728%—08/14/2009[1,2,3]	6,104
18,000	5.500%—02/16/2012[2,3]	18,545

		24,649

	SMFG Preferred Capital USD 1 Ltd.
2,300	6.078%—01/29/2049[2,3,5]	1,955

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Sprint Capital Corp.
$1,100	6.125%—11/15/2008[2]	$1,092
	State Street Capital Trust III
4,500	8.250%—12/29/2049[2,5]	4,505
	State Street Capital Trust IV
700	3.800%—06/15/2037[1,2]	534
	Sumitomo Mitsui Banking Corp.
5,900	5.625%—07/29/2049[2,3,5]	5,329
	Target Corp.
7,900	5.125%—01/15/2013[2]	8,038
	Time Warner Inc.
4,400	2.915%—11/13/2009[1,2]	4,247
	TNK-BP Finance SA
900	6.125%—03/20/2012[2,3]	866
	Transocean Inc.
4,400	3.214%—09/05/2008[1,2]	4,391
	UBS AG
3,600	5.750%—04/25/2018[2]	3,601
	UBS AG/Stamford Branch
3,200	5.875%—12/20/2017[2]	3,269
	UFJ Finance Aruba AEC
200	6.750%—07/15/2013[2]	207
	Union Pacific Corp.
9,400	5.700%—08/15/2018[2]	9,527

	United Airlines Inc. Pass Through Certificates
1,799	9.060%—06/17/2015	20
	United Health Group Inc.
3,700	4.875%—02/15/2013[2]	3,537
	USB Capital IX
700	6.189%—04/15/2049[2,5]	532
	Vale Overseas Ltd.
900	6.250%—01/23/2017[2]	925
900	6.875%—11/21/2036[2]	913

		1,838

	Verizon Communications Inc.
14,700	2.734%—04/03/2009[1,2]	14,633
400	5.250%—04/15/2013[2]	409

		15,042

	Virginia Electric and Power Co.
600	6.350%—11/30/2037[2]	615
	Wachovia Bank NA
8,100	2.639%—03/23/2009[1,2]	8,019
4,500	2.645%—06/27/2008[1,2]	4,492
6,900	2.654%—10/03/2008[1,2]	6,870

		19,381

	Wachovia Corp.
1,600	5.625%—10/15/2016[2]	1,534
10,200	5.750%—02/01/2018[2]	10,152
125,300	7.980%—02/28/2049[2,5]	123,656

		135,342

	Wachovia Corp. MTN[6]
3,800	3.126%—12/01/2009[1,2]	3,732
	Wal-Mart Stores Inc.
10,400	2.700%—06/16/2008[1,2]	10,398

24

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Westpac Banking Corp.
$3,000	2.684%—06/06/2008[1,2]	$3,000

TOTAL CORPORATE BONDS & NOTES (Cost $1,171,602)		1,162,085

FOREIGN GOVERNMENT OBLIGATIONS—0.2%
	Federative Republic of Brazil
2,200	10.250%—01/10/2028[2]	1,178
	The Royal Bank of Scotland Group plc
5,700	7.640%—03/31/2049[2,5,6]	5,374

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $7,206)		6,552

MORTGAGE PASS-THROUGH—60.4%
	Federal Home Loan Mortgage Corp.
3,271	5.000%—10/01/2018[2]	3,310
14,094	5.500%—05/01/2037-07/01/2037[2]	14,199
20,819	5.500%—04/01/2038[2]	20,976
6,808	6.000%—07/01/2016-12/01/2037[2]	7,000
73	6.714%—06/01/2024[1,2,4]	74

		45,559

	Federal Home Loan Mortgage Corp. TBA[7]
	May Delivery
85,000	5.500%—12/01/2099	85,545
19,000	5.500%—12/01/2099	18,605
	June Delivery
56,500	6.000%—12/01/2099	57,656
	May Delivery
4,500	6.000%—12/01/2099	4,603

		166,409

	Federal Housing Authority Project
	221D4 Banco-5
91	7.400%—02/01/2021[2]	90
	221D4 Greystone 98-4
2,780	7.430%—10/01/2020[2]	2,776

		2,866

	Federal National Mortgage Association
6,292	4.727%—08/01/2035[1,2]	6,357
13,717	4.833%—06/01/2035[1,2]	13,900
233,969	5.000%—12/01/2016-01/01/2037[2]	231,641
59,000	5.000%—04/01/2037-05/01/2038[2]	58,003
1,512	5.476%—10/01/2040[1,2]	1,526
658,946	5.500%—11/01/2016-01/01/2038[2]	664,318
218,873	5.500%—11/01/2035-04/01/2038[2]	220,323
500,510	6.000%—04/01/2016-01/01/2038[2]	512,386
3,510	6.000%—06/01/2036-01/01/2038[2]	3,592
395	6.000%—04/01/2037[2,3]	404
22	9.000%—11/01/2009[2]	23

		1,712,473

MORTGAGE PASS-THROUGH—Continued
Principal Amount (000s)		Value (000s)

	Federal National Mortgage Association TBA[7]
	May Delivery
$86,400	5.000%—12/31/2099	$84,875
	March Delivery
146,000	5.500%—12/01/2099	145,398
	April Delivery
6,000	6.000%—12/01/2099	6,157

		236,430

	Government National Mortgage Association I
3,549	6.000%—06/15/2037[2]	3,653
	Government National Mortgage Association I TBA[7]
	December Delivery
3,600	6.000%—05/20/2038	3,694
	Government National Mortgage Association II
489	5.125%—12/20/2024-11/20/2029[1,2]	491
336	5.375%—03/20/2017-02/20/2025[1,2]	342
689	5.625%—08/20/2022-07/20/2027[1,2]	695
1,409	5.750%—02/20/2032[1,2]	1,431
109	6.375%—05/20/2024[1,2]	111

		3,070

TOTAL MORTGAGE PASS-THROUGH (Cost $2,159,330)		2,174,154

MUNICIPAL BONDS—1.2%
	Badger Tobacco Asset Securitization Corp.
4,300	6.375%—06/01/2032[2]	4,321
	Buckeye Tobacco Settlement Financing Authority
2,800	5.875%—06/01/2030[2]	2,637
	California St
15,700	5.000%—11/01/2037[2]	15,628
	City of San Antonio TX
6,765	4.750%—05/15/2037[2]	6,558
	Los Angeles Community College 2003
8,500	5.000%—08/01/2031[2]	8,707
	University of Arkansas
3,900	5.000%—11/01/2031[2]	3,956

TOTAL MUNICIPAL BONDS (Cost $40,559)		41,807

PURCHASED OPTIONS—0.2%
No. of Contracts (000s)
	Swap Option
397,300	Expire 12/15/2008	2,212
209,700	Expire 02/02/2009	1,759
36,800	Expire 07/02/2009	311
276,900	Expire 08/03/2009	2,507
179,100	Expire 02/04/2011	1,004

TOTAL PURCHASED OPTIONS (Cost $11,086)		7,793

25

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—6.3%
Principal Amount (000s)		Value (000s)

BANK OBLIGATIONS
	American Honda Finance Corp. MTN[6]
$4,200	3.085%—08/05/2008[1,2]	$4,200
	Bank of Ireland
15,250	2.753%—01/15/2010[2]	15,248
	Calyon Bank
7,300	2.688%—01/16/2009[2]	7,299
1,100	2.731%—06/29/2010[2]	1,099

		8,398

	Dexia Credit Local SA
24,900	2.460%—09/29/2008[2]	24,885
	Fortis Bank
4,800	2.646%—09/30/2008[2]	4,799
4,400	2.808%—06/30/2008[2]	4,400

		9,199

	Nordea Bank Finland plc
10,000	2.712%—04/09/2009[2]	9,998
3,700	5.308%—05/28/2008[2]	3,700

		13,698

	Skandinaviska Enskilda Banken
10,100	3.050%—08/21/2008[2]	10,100

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

BANK OBLIGATIONS—Continued
	Societe Generale
$3,000	2.830%—06/30/2008[2]	$3,000
	Unicredito SpA
5,400	3.085%—05/29/2008[2]	5,401

		94,129

REPURCHASE AGREEMENTS
122,300	Repurchase Agreement with Credit Suisse First Boston dated April 30, 2008 due May 1, 2008 at 1.900% collateralized by U.S. Treasury Notes (market value $122,306)[2]	122,300
9,467	Repurchase Agreement with State Street Corp. dated April 30, 2008 due May 1, 2008 at 1.450% collateralized by a Federal National Mortgage Association Note (market value $9,660)	9,467

		131,767

TOTAL SHORT-TERM INVESTMENTS (Cost $225,896)		225,896

TOTAL INVESTMENTS—110.4% (Cost $3,982,168)		3,972,327

CASH AND OTHER ASSETS, LESS LIABILITIES—(10.4)%		(373,601)

TOTAL NET ASSETS—100.0%		$3,598,726

FUTURES CONTRACTS OPEN AT APRIL 30, 2008 ARE AS FOLLOWS:

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Futures (Buy)	171	$42,750	Jun-2009	$65
Euro CME (Buy)	1,222	305,500	Jun-2008	5,242
Euro CME (Buy)	125	31,250	Sep-2008	52
Euro CME (Buy)	3,584	896,000	Dec-2008	14,807
Euro CME (Buy)	595	148,750	Sep-2009	(532)
Euro-Bund Futures (Sell)	133	13,300	Jun-2008	233
Eurodollar Futures (Buy)	2,386	596,500	Mar-2009	6,752
Eurodollar Futures (Buy)	447	11,750	Jun-2009	(501)
Eurodollar Futures (Buy)	447	11,750	Dec-2009	(434)
Eurodollar Futures (Buy)	261	65,250	Mar-2010	(128)
U.S. CBT 10 Yr. (Buy)	2,228	222,800	Jun-2008	(1,790)
U.S. Treasury Notes 2 Yr. Futures (Sell)	587	117,400	Jun-2008	1,132
U.S. Treasury Notes 5 Yr. Futures (Sell)	1,059	150,900	Jun-2008	1,377
United Kingdom 90 Day Futures (Buy)	1,634	204,250	Jun-2008	441
United Kingdom 90 Day Futures (Buy)	1,060	132,500	Sep-2008	813
United Kingdom 90 Day Futures (Buy)	566	70,750	Dec-2008	297
United Kingdom 90 Day Futures (Buy)	483	60,375	Mar-2009	905
United Kingdom 90 Day Futures (Buy)	60	7,500	Dec-2009	(58)
United Kingdom LIBOR Futures (Buy)	223	27,875	Jun-2009	305

				$28,978

26

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2008 ARE AS FOLLOWS:

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	$1,459	$1,457	May-2008	$3
Brazilian Real (Buy)	68,278	58,605	Jul-2008	9,673
Brazilian Real (Buy)	31,002	28,601	Dec-2008	2,401
Brazilian Real (Sell)	24,228	23,516	Jul-2008	(713)
Brazilian Real (Sell)	17,999	17,418	Dec-2008	(581)
Chilean Pesos (Buy)	1,105	1,068	Dec-2008	37
Euro Currency (Sell)	34,975	35,146	May-2008	172
Indian Rupee (Buy)	16,719	16,137	May-2008	582
Indian Rupee (Buy)	5,578	5,744	Aug-2008	(167)
Indian Rupee (Buy)	16,655	16,856	Nov-2008	(201)
Indian Rupee (Sell)	16,719	16,897	May-2008	178
Indonesian Rupiah (Buy)	1,800	1,890	May-2008	(90)
Japanese Yen (Buy)	9,567	10,014	May-2008	(447)
Japanese Yen (Sell)	24,950	25,981	May-2008	1,032
Kuwaiti Dinar (Buy)	576	561	May-2008	15
Malaysian Ringgit (Buy)	7,066	6,662	May-2008	404
Mexican Peso (Buy)	12,891	12,346	Jul-2008	545
Mexican Peso (Sell)	12,891	12,640	Jul-2008	(251)
New Russian Ruble (Buy)	10,671	10,049	Jul-2008	622
New Russian Ruble (Buy)	5,576	5,409	Nov-2008	167
New Russian Ruble (Sell)	16,298	15,853	Jul-2008	(445)
Philippine Peso (Buy)	6,149	5,671	May-2008	478
Polish Zloty (Buy)	11,740	9,555	Jul-2008	2,185
Polish Zloty (Sell)	11,740	10,441	Jul-2008	(1,298)
Pound Sterling (Sell)	59,347	58,946	May-2008	(401)
Saudi Riyal (Buy)	555	561	May-2008	(6)
Singapore Dollar (Buy)	13,049	11,841	May-2008	1,208
Singapore Dollar (Buy)	7,853	7,523	Nov-2008	330
South African Rand (Buy)	434	484	Jul-2008	(50)
South African Rand (Buy)	9	9	Dec-2008	—
South Korean Won (Buy)	2,559	2,775	May-2008	(216)
South Korean Won (Buy)	10,012	10,736	Aug-2008	(723)
South Korean Won (Sell)	828	829	May-2008	—
Swedish Krona (Buy)	1,812	1,757	Jun-2008	56
U.A.E. Dirham (Buy)	553	561	May-2008	(8)

				$14,491

TBA COMMITMENTS OPEN AT APRIL 30, 2008 ARE AS FOLLOWS:

Description	Principal Amount (000s)	Coupon Rate	Delivery Date	Value (000s)
Federal Home Loan Mortgage Corporation (proceeds receivable $19,018)	$19,000	5.500%	Apr-2038	$18,605
Federal National Mortgage Association (proceeds receivable $104)	100	6.500%	Apr-2038	103
Federal National Mortgage Association (proceeds receivable $6,043)	6,000	6.000%	Apr-2038	6,157
Federal National Mortgage Association (proceeds receivable $54,391)	54,000	5.500%	Apr-2038	52,895
Government National Mortgage Associate (proceeds receivable $3,706)	3,600	6.000%	Apr-2038	3,694
Government National Mortgage Associate (proceeds receivable $3,687)	3,600	6.000%	Apr-2038	3,698

				$85,152

WRITTEN OPTIONS OPEN AT APRIL 30, 2008 ARE AS FOLLOWS:

Description	Number of Shares/ Contracts	Strike Price	Expiration Date	Value (000s)
Swap Option (Call)	121,700,000	$4.30	Dec-2008	$2,945
Swap Option (Call)	10,900,000	4.30	Jan-2009	264
Swap Option (Call)	55,100,000	4.30	Feb-2009	1,372
Swap Option (Call)	27,900,000	4.60	Mar-2009	957
Swap Option (Call)	16,000,000	4.20	Apr-2009	344
Swap Option (Call)	10,600,000	4.15	May-2009	217

27

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT APRIL 30, 2008—Continued

Description	Number of Shares/ Contracts	Strike Price	Expiration Date	Value (000s)
Swap Option (Call)	34,500,000	$4.40	Jun-2009	$950
Swap Option (Call)	49,700,000	4.55	Jul-2009	1,587
Swap Option (Call)	59,700,000	4.25	Aug-2009	1,395
U. S. Treasury Notes 10 Yr. Futures (Call)	1,413	118.00	Sep-2009	265
U. S. Treasury Notes 10 Yr. Futures (Call)	528	120.00	Oct-2009	25
U. S. Treasury Notes 10 Yr. Futures (Put)	1,614	114.00	Nov-2009	429
U. S. Treasury Notes 10 Yr. Futures (Put)	344	116.00	Dec-2009	328

Written options outstanding, at value (premiums received of $15,330)				$11,078

SWAP AGREEMENTS OPEN AT APRIL 30, 2008 ARE AS FOLLOWS:

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
UBS AG	3-Month AUD BBR-BBSW	Pay	7.000%	09/15/2009	AUD$	80,300	$(589)
UBS AG	3-Month AUD BBR-BBSW	Pay	7.500	03/15/2010		5,400	13
UBS AG	6-Month AUD BBR-BBSW	Pay	7.500	03/15/2011		36,500	(163)
Deutsche Bank AG	6-Month AUD BBR-BBSW	Pay	7.000	03/20/2013		8,500	(226)
Deutsche Bank AG	6-Month AUD BBR-BBSW	Receive	6.500	03/20/2018		11,600	217
Barclays Capital, London	3-Month BRL-Banco Central do Brazil	Pay	11.360	01/04/2010	R$	11,700	(217)
Merrill Lynch & Co., Inc.	3-Month BRL-Banco Central do Brazil	Pay	11.430	01/04/2010		10,700	(189)
UBS AG	Brazil Cetip Interbank Deposit Rate	Pay	12.410	01/04/2010		7,800	(33)
Morgan Stanley Capital Services, Inc.	Brazil Cetip Interbank Deposit Rate	Pay	12.670	01/04/2010		7,800	(35)
Morgan Stanley Capital Services, Inc.	3-Month BRL-Banco Central do Brazil	Receive	12.780	01/04/2010		10,400	(26)
Merrill Lynch & Co., Inc.	3-Month BRL-Banco Central do Brazil	Pay	12.948	01/04/2010		4,400	—
UBS AG	Business Day—CDI	Pay	10.575	01/02/2012		18,400	(446)
Merrill Lynch & Co., Inc.	Business Day—CDI	Pay	11.980	01/02/2012		13,000	(254)
UBS AG	Business Day—CDI	Pay	12.540	01/02/2012		15,400	(180)
Barclays Capital, London	6-Month BP-LIBOR	Pay	6.000	12/20/2008		£17,700	1
Deutsche Bank AG	6-Month BP-LIBOR	Pay	6.000	12/20/2008		10,600	(3)
Royal Bank of Scotland	6-Month BP-LIBOR	Pay	6.000	03/20/2009		9,300	(12)
Barclays Capital, London	6-Month BP-LIBOR	Pay	6.000	03/20/2009		10,000	(8)
Barclays Capital, London	6-Month BP-LIBOR	Pay	5.000	06/15/2009		10,600	190
Credit Suisse International	6-Month BP-LIBOR	Pay	5.000	06/15/2009		2,100	26
Royal Bank of Scotland	6-Month BBA-LIBOR	Pay	4.750	09/17/2013		4,000	(148)
Barclays Capital PLC	6-Month BBA-LIBOR	Pay	4.750	09/17/2013		4,000	(152)
HSBC Bank USA, N.A.	6-Month BBA-LIBOR	Pay	5.000	09/17/2013		9,600	(277)
Merrill Lynch & Co., Inc.	6-Month BP-LIBOR	Receive	4.000	12/15/2035		2,000	143
Barclays Capital, London	6-Month BP-LIBOR	Receive	4.000	12/15/2036		2,200	229
Royal Bank of Scotland	6-Month BP-LIBOR	Receive	4.000	12/15/2036		6,100	447
Deutsche Bank AG	6-Month BP-LIBOR	Receive	4.000	12/15/2036		5,400	(296)
HSBC Bank USA, N.A.	6-Month BP-LIBOR	Receive	4.000	12/15/2036		4,000	277
Deutsche Bank AG	6-Month EUR-EURIBOR	Pay	5.000	12/19/2009		€17,800	72
Morgan Stanley Capital Services, Inc.	6-Month EUR-EURIBOR	Pay	4.000	06/18/2010		20,200	(370)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090	10/15/2010		7,200	(32)
Barclays Capital, London	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.102	10/15/2010		1,000	(3)
UBS Warburg AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146	10/15/2010		1,300	2
Royal Bank of Scotland	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.950	03/30/2012		3,500	(119)
Royal Bank of Scotland	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955	03/28/2012		2,200	(73)
Barclays Capital, London	6-Month EUR-EURIBOR	Pay	4.000	06/15/2018		9,500	(109)
Citibank N.A.	1-Month MXN-Mexico Interbank	Pay	8.170	11/04/2016	MEX$	8,900	(12)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.000	12/19/2017		¥670,000	101
Barclays Bank PLC	6-Month JPY-LIBOR	Pay	2.000	12/19/2017		350,000	51
Barclays Bank PLC	6-Month EUR-EURIBOR	Pay	0.710	02/05/2009		$11,300	(39)
Barclays Bank PLC	6-Month EUR-EURIBOR	Pay	0.763	02/05/2009		22,500	(73)
Royal Bank of Scotland	3-Month USD-LIBOR	Receive	4.000	06/18/2010		21,800	(41)
Royal Bank of Scotland	3-Month USD-LIBOR	Receive	4.000	06/18/2013		2,500	35
Bank of America NA	6-Month USD BBA-LIBOR	Receive	5.000	06/18/2015		19,700	275
Royal Bank of Scotland	6-Month USD BBA-LIBOR	Receive	5.000	06/18/2018		3,700	(32)
Bank of America NA	6-Month USD BBA-LIBOR	Receive	5.000	06/18/2018		40,100	(127)
Royal Bank of Scotland	3-Month USD-LIBOR	Receive	5.000	06/18/2038		13,100	399
Deutsche Bank AG	6-Month USD BBA-LIBOR	Receive	5.000	06/18/2038		1,900	79
Morgan Stanley Capital Services, Inc.	6-Month USD BBA-LIBOR	Receive	5.000	06/18/2038		9,600	330
Royal Bank of Scotland	3-Month USD-LIBOR	Receive	5.000	06/18/2038		5,100	(301)

Total Interest Rate Swaps							$(1,698)

28

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT APRIL 30, 2008—Continued

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell	Pay/Receive Fixed Rate	Expiration Date	Notional Amount (000s)	Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services, Inc.	Russian Federation 7.5% due 3/31/2030	Sell	0.245%	06/20/2008	$700	$—
Morgan Stanley Capital Services, Inc.	GMAC LLC 6.875% due 8/28/2012	Sell	1.050	09/20/2008	5,500	(150)
Morgan Stanley Capital Services, Inc.	GMAC LLC 9.625% due 3/1/2013	Buy	0.970	11/20/2008	2,300	—
Credit Suisse Securities (USA) LLC	GAZPROM SP FBF 8.625% due 4/28/2034	Sell	1.000	11/20/2008	1,000	—
Royal Bank of Scotland	Indonesia SP 6.75% due 3/10/2014	Buy	0.390	12/20/2008	6,000	(21)
Royal Bank of Scotland	Indonesia SP 6.75% due 3/10/2014	Buy	0.400	12/20/2008	9,000	(32)
Morgan Stanley Capital Services, Inc.	GAZPROM SP 01/30/08 MYC 8.625% due 4/28/2034	Sell	1.250	12/20/2008	5,400	8
Bank of America NA	SLM CORP SP BOA 5.125% due 8/27/2012	Sell	4.550	03/20/2009	3,900	(23)
HSBC Bank USA, N.A.	Russian Federation 7.650% due 06/11/2013	Sell	0.700	04/20/2009	1,300	(10)
HSBC Bank USA, N.A.	United Mexican States 7.5% due 4/8/2033	Sell	0.180	05/20/2009	3,000	(2)
Barclays Bank PLC	GECC SP BRC 6% due 6/15/2012	Sell	0.620	03/20/2011	5,700	(21)
Chase Securities Inc.	Panama SP 8.875% due 9/30/2027	Sell	0.730	01/20/2012	3,000	(40)
Morgan Stanley Capital Services, Inc.	Panama SP 8.875% due 9/30/2027	Sell	0.750	01/20/2012	1,000	(13)
Citibank N.A.	Dow Jones CDX N.A. HY-8 Index	Buy	0.355	06/20/2012	9,937	(267)
Citibank N.A.	Dow Jones CDX N.A. HY-8 Index	Buy	0.360	06/20/2012	4,968	(133)
Citibank N.A.	Dow Jones CDX N.A. HY-8 Index	Buy	0.401	06/20/2012	2,484	(63)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY-8 Index	Buy	1.833	06/20/2012	1,400	(55)
Citibank N.A.	Dow Jones CDX N.A. HY-8 Index	Buy	1.846	06/20/2012	1,000	(39)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY-8 Index	Sell	2.070	06/20/2012	1,400	(42)
Morgan Stanley Capital Services, Inc.	Dow Jones CDX N.A. HY-8 Index	Buy	2.080	06/20/2012	1,000	(30)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY-8 Index	Buy	2.127	06/20/2012	600	(17)
Citibank N.A.	Dow Jones CDX N.A. HY-8 Index	Sell	2.144	06/20/2012	500	(14)
Morgan Stanley Capital Services, Inc.	Dow Jones CDX N.A. HY-8 Index	Sell	2.170	06/20/2012	500	(13)
Citibank N.A.	Dow Jones CDX N.A. HY-8 Index	Sell	2.179	06/20/2012	700	(18)
Morgan Stanley Capital Services, Inc.	Russian Federation 7.5% due 3/31/2030	Sell	0.795	08/20/2012	5,600	(31)
Barclays Capital, London	GMAC LLC 6.875% due 8/28/2012	Sell	3.650	09/20/2012	2,500	(470)
Citibank N.A.	GMAC LLC 6.875% due 8/28/2012	Sell	3.720	09/20/2012	2,500	(466)
Deutsche Bank AG	GMAC LLC 6.875% due 8/28/2012	Sell	4.000	09/20/2012	1,600	(286)
Barclays Capital, London	Ford Motor Credit Company 7% due 10/1/2013	Sell	4.150	09/20/2012	2,500	(250)
Barclays Bank PLC	GMAC LLC 6.875% due 8/28/2012	Sell	4.800	09/20/2012	2,200	(347)
Barclays Bank PLC	Ford Motor Credit Company 7% due 10/1/2013	Sell	5.650	09/20/2012	1,300	(70)
Merrill Lynch & Co., Inc.	Dow Jones CDX N.A. HY-8 Index	Sell	5.800	09/20/2012	500	(25)
Barclays Bank PLC	Ford Motor Credit Company 7.25% due 10/25/2011	Sell	6.150	09/20/2012	7,200	(275)
Barclays Bank PLC	Dow Jones CDX IG9 5Y Index	Sell	0.600	12/20/2012	90,500	2,589
Barclays Bank PLC	GECC SP BRC 6% due 6/15/2012	Sell	0.640	12/20/2012	5,600	(44)
Deutsche Bank AG	Dow Jones CDX IG9 5Y 30-100% Index	Sell	0.705	12/20/2012	17,400	389
Morgan Stanley Capital Services, Inc.	Dow Jones CDX IG9 5Y 15-30% Index	Sell	0.963	12/20/2012	6,500	139
Deutsche Bank AG	General Motors Corporation 7.125% due 7/15/2013	Sell	4.500	12/20/2012	900	(141)
Citibank N.A.	General Motors Corporation 7.125% due 7/15/2013	Sell	4.600	12/20/2012	900	(138)
BNP Paribas Bank	General Motors Corporation 7.125% due 7/15/2013	Sell	4.800	12/20/2012	100	(15)
Barclays Bank PLC	UBS AG JERSEY BRANCH 4.814% due 4/18/2012	Sell	0.760	02/20/2013	20,470	123
Barclays Bank PLC	GECC SP BRC 8.625% due 4/28/2034	Sell	2.180	02/20/2013	800	10
UBS Warburg AG	GAZPROM SP 01/31/08 UAG 8.625% due 4/28/2034	Sell	2.180	02/20/2013	1,500	19
Barclays Bank PLC	FHLMC 5.08% due 2/7/2019	Sell	0.720	03/20/2013	6,100	102
Deutsche Bank AG	BERKSHIRE HATHAWAY FIN 4.625% due 10/15/2013	Sell	0.850	03/20/2013	2,800	26
Royal Bank of Scotland	AIG 6.25% due 5/1/2036	Sell	1.958	03/20/2013	7,000	227
Lehman Brothers Special Financing	AIG 6.25% due 5/1/2036	Sell	2.056	03/20/2013	8,000	293
Deutsche Bank AG	AIG 6.25% due 5/1/2036	Sell	2.070	03/20/2013	3,000	112
Bank of America NA	SLM CORP 5.125% due 8/27/2012	Sell	4.800	03/20/2013	3,600	98
Citibank N.A.	SLM CORP 5.125% due 8/27/2012	Sell	4.800	03/20/2013	3,900	114
Bank of America NA	GM CORP 7.125% due 7/15/2013	Sell	8.950	03/20/2013	8,300	(147)
Morgan Stanley Capital Services, Inc.	Dow Jones CDX IG10 5Y Index	Sell	1.550	06/20/2013	69,400	1,366
Merrill Lynch & Co., Inc.	Dow Jones CDX IG10 5Y Index	Sell	1.550	06/20/2013	18,700	345
Deutsche Bank AG	Dow Jones CDX IG10 5Y Index	Sell	1.550	06/20/2013	25,800	347
Merrill Lynch & Co., Inc.	Russian Federation 5.000% due 03/31/2030	Sell	0.780	03/20/2016	1,100	(24)
JP Morgan Chase	Russian Federation 5.000% due 03/31/2030	Sell	0.800	03/20/2016	1,100	(23)
JP Morgan Chase	United Mexican States 5.000% due 03/31/2030	Sell	0.920	03/20/2016	300	(2)
Chase Securities Inc.	Panama SP 8.875% due 9/30/2027	Sell	1.250	01/20/2017	500	(15)
Credit Suisse Securities (USA) LLC	Panama SP 8.875% due 9/30/2027	Sell	1.200	02/20/2017	900	(31)
Morgan Stanley Capital Services, Inc.	CMBX.NA.AAA.3	Sell	0.080	12/13/2049	23,800	2,103

Total Credit Default Swaps						$4,607

Total Swaps						$2,909

29

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2008 ARE AS FOLLOWS:

Par Value (000s)	Security	Value (000s)
$343,200	United States Treasury Notes (proceeds $348,611)	$347,774

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2008.

2	At April 30, 2008, securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $3,515,060 or 98% of net assets.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At April 30, 2008, these securities were valued at $189,830 or 5% of net assets.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	Variable rate security. The stated rate represents the rate in effect at April 30, 2008.

6	MTN after the name of a security stands for Medium Term Note.

7	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2008. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

C$	Canadian Dollar.

€	Euro.

¥	Japanese Yen.
MEX$	Mexican Peso.

The accompanying notes are an integral part of the financial statements.

30

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31

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2007

PIMCO has subadvised the Fund since its inception on December 1, 2005.

INVESTMENT GOAL

Seeks maximum real return, consistent with preservation of real capital.

PRINCIPAL STYLE
CHARACTERISTICS

Inflation-indexed fixed income securities.

Mihir Worah

Management’s discussion of

fund performance

MARKET REVIEW

In the fiscal half year ended April 30, 2008, yields on government bonds continued to decline worldwide amid a flight to the highest quality assets, as financial systems struggled to recover from the credit crisis that began in the summer of 2007. To address the threat of recession and provide needed liquidity to credit markets, the Federal Reserve continued monetary easing, reducing the target federal funds rate by an additional 250 basis points to 2.00% at April 30, 2008. The Fed also took several unconventional steps: it made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral, opened its discount window to investment banks for the first time since the 1930s, arranged the rescue of Bear Stearns, a brokerage firm weighed down by subprime-related exposure, and assumed the risk for $29 billion of mortgage-backed securities held by Bear Stearns. The U.S. yield curve remained steep as markets expected the Fed to provide continued infusions of liquidity.

PERFORMANCE

The Harbor Real Return Fund outperformed its benchmark, the Lehman Brothers U.S. TIPS Index, during this time of volatile interest rates. The Fund posted returns of 7.61% (Institutional Class) and 7.47% (Administrative Class), after fees, for the six months ended April 30, 2008, compared with a return of 6.87% by the index.

The Fund’s investment process employs a combination of top-down and bottom-up strategies. The top-down elements of this approach focus on duration, yield curve positioning, volatility, and sector rotation. At the same time, the selection of specific portfolio holdings is driven by bottom-up techniques focusing on the analysis and identification of undervalued securities. By combining perspectives from the portfolio level and the individual-security level, we seek to add value over time while maintaining overall portfolio risk at acceptable levels.

Despite sustained heightened volatility during the fiscal half year, the Fund delivered strong performance. Our investment approach emphasized global curve-steepening strategies, modest exposure to non-U.S. bonds in the United Kingdom, Europe, and Australia, an emphasis on emerging market currencies, and exposure to AAA-rated, agency-guaranteed mortgage-backed securities.

Among the main contributors to outperformance in the last six months was an emphasis on shorter maturities in the U.S., as both nominal and real yield curves steepened materially. U.K. and European interest rate exposure also helped returns as interest rates fell across the developed world. Currency exposure in emerging markets added value, as the U.S. dollar weakened. Modest exposure to Australian nominal bonds was positive for performance as interest rates in that region declined on lower growth expectations.

Important detractors from performance included an underweight to total duration in the U.S., as interest rates rallied significantly. An emphasis on nominal duration versus real duration in the U.K. and Europe also hurt performance as inflation-linked securities outperformed nominal bonds. A modest exposure to mortgage-backed securities detracted from returns as spreads widened amid elevated volatility across the financial markets; higher-yielding coupons mitigated this impact.

32

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Federal National Mortgage Association (5.0% - 3/1/2038)	37.3%
U.S. Treasury Bonds (3.9% - 4/15/2029)	17.1
U.S. Treasury Notes (3.0% - 7/15/2012)	15.3
U.S. Treasury Notes (0.9% - 4/15/2010)	9.9
U.S. Treasury Notes (2.6% - 7/15/2017)	9.4
U.S. Treasury Bonds (2.4% - 1/15/2025)	5.1
U.S. Treasury Notes (1.9% - 7/15/2015)	4.9
U.S. Treasury Notes (0.6% - 4/15/2013)	4.7
Federal National Mortgage Association (5.5% - 3/1/2037)	4.5
U.S. Treasury Bonds (2.4% - 1/15/2027)	4.1

OUTLOOK AND STRATEGY

We are forecasting slower growth for developed countries around the world, precipitated by a housing-led recession in the U.S. At the same time, we believe that emerging market countries will become less dependent on the U.S. economy and therefore will not be affected to the extent they might have been in previous U.S. downturns. On a secular, or long-term, basis, the decoupling of higher-growth emerging market countries from the lower-growth developed world should keep commodity prices high and eventually feed through to core inflation. Accommodative Fed policy should also help feed inflation, both headline and core, on a secular basis. We anticipate a continued strong monetary and fiscal policy response in the U.S., which may include a joint effort by Congress and the Federal Reserve to support housing prices. We believe that the Fed could hold rates at reduced levels for an extended time, but we do not expect cuts much below 2%.

With regard to strategy, we expect to continue safeguarding assets while prudently taking advantage of potentially attractive yields on high quality securities. At the same time, we intend to take advantage of attractive valuations created by market dislocations among top quality mortgage-backed securities and select investment-grade corporate bonds. In the U.S., we plan to target a below-index duration, given low interest rate levels overall. A modest underweight to Treasury Inflation Protected Securities (TIPS) versus U.S. nominal bonds will likely be targeted; we expect nominals to outperform given continued economic slowing and a potential for cyclical disinflation. With the U.S. nominal yield curve likely to remain relatively steep, we plan to retain our focus on short to intermediate maturities. We probably will target an above-index total duration outside of the U.S., where growth is beginning to taper and interest rate easing cycles are still in their early stages. Our yield curve strategies likely will continue to reflect steepening biases in the U.K. and Australia nominal yield curves, reflecting our belief that central banks could cut short-term rates by more than markets now expect.

We likely will continue to favor longer-maturity TIPS versus shorter-dated issues, given the likelihood for easier monetary policy and higher commodity prices to fuel secular inflation. Shorter-dated TIPS issues could be adversely affected by cyclical disinflation arising from slowing U.S. economic growth. We believe that over a cyclical time frame, the U.S. dollar’s depreciation against currencies of developed countries has run its course. We will focus instead on a basket of emerging market currencies, where growth rates should be higher and where a number of countries need stronger currencies to combat inflation. We plan to retain holdings of emerging market bonds near current levels, as these credits have held up relatively well amid recent market turmoil. Higher quality emerging market credits such as Mexico, Russia, and Brazil could continue to see upgrades, given large and growing currency reserves and strong fiscal positions.

This report contains the current opinions of Pacific Investment Management Company LLC and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

33

Harbor Real Return Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	025

Cusip	411511520

Ticker	HARRX

Inception Date	12-01-2005

Net Expense Ratio	0.57%

Total Net Assets (000s)	$85,197

ADMINISTRATIVE CLASS

Fund #	225

Cusip	411511512

Ticker	HRRRX

Inception Date	12-01-2005

Net Expense Ratio	0.82%

Total Net Assets (000s)	$1,157

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	58	24

Average Market Coupon	4.3%	2.3%

Yield to Maturity	5.8%	5.3%

Weighted Average Maturity	8.2 years	9.4 years

Weighted Average Duration	5.9 years	5.9 years

Weighted Average Credit Quality	AAA	AAA/AAA

Portfolio Turnover Rate— Unannualized (6-Month Period Ended 04-30-2008)	526%	N/A

CREDIT QUALITY (% of investments)

FUND CATEGORY

MATURITY PROFILE (% of investments)

34

Harbor Real Return Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $10,000 INVESTMENT

For the period 12-01-2005 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Real Return Fund
Institutional Class	7.61%	11.53%	N/A	6.49%	12-01-2005
Comparative Index
LB U.S. TIPS	6.87	11.33	6.35%	6.65	—

Administrative Class

GROWTH OF A $10,000 INVESTMENT

For the period 12-01-2005 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Real Return Fund
Administrative Class	7.47%	11.25%	N/A	6.24%	12-01-2005
Comparative Index
LB U.S. TIPS	6.87	11.33	6.35%	6.65	—

As stated in the Fund’s current prospectus, the expense ratios were 0.56% (Net) and 1.12% (Gross) (Institutional Class); and 0.82% (Net) and 1.35% (Gross) (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

35

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of -61.4%)

COLLATERALIZED MORTGAGE OBLIGATIONS—1.1%
Principal Amount (000s)		Value (000s)

	Bear Stearns Adjustable Rate Mortgage Trust REMIC:[1]
	Series 2005-2 Cl. A1
$58	4.125%—03/25/2035[2,3]	$55
	Pass Through Certificates
	Series 2005-5 Cl. A1
58	4.550%—08/25/2035[2,3]	56

		111

	Federal Home Loan Banks. REMIC[1]
370	5.500%—05/15/2016[3]	377
	Federal Home Loan Mortgage Corp. REMIC[1]
437	2.744%—02/15/2019[2,3]	428

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $920)		916

CORPORATE BONDS & NOTES—5.2%
	Allstate Life
300	5.375%—04/30/2013[3]	305
	American Express Bank
100	6.000%—09/13/2017[3]	101
	American Express Co
140	7.000%—03/19/2018[3]	151
	Barclays Bank plc
100	5.450%—09/12/2012[3]	102
	BCAP LLC Trust
163	3.065%—01/25/2037[1,2,3]	115
	Bear Stearns Cos. Inc. MTN[4]
100	6.950%—08/10/2012[3]	105
	Capital One Financial Corp.
100	6.750%—09/15/2017[3]	100
	Ford Motor Credit Co.
100	7.800%—06/01/2012[3]	89
	GATX Financial Corp.
1,000	5.800%—03/01/2016[3]	975
	General Electric Capital Corp.
100	5.500%—09/15/2067[3,5]	143
	Goldman Sachs Group Inc.
100	6.150%—04/01/2018[3]	101
	Lehman Brothers Holdings Inc.
100	6.875%—05/02/2018[3]	102
	Merrill Lynch & Co. Inc.
500	6.875%—04/25/2018[3]	505
	Metripolitan Life Global
100	5.125%—04/10/2013[3,5]	100
	UBS AG
300	5.750%—04/25/2018[3]	300
	Wachovia Corp.
500	5.500%—05/01/2013[3]	502

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Wal-Mart Stores Inc.
$100	5.800%—02/15/2018[3]	$106
	Washington St
500	5.000%—01/01/2026[3]	515
	Wells Fargo & Co.
100	4.375%—01/31/2013[3]	99

TOTAL CORPORATE BONDS & NOTES (Cost $4,455)		4,516

MORTGAGE PASS-THROUGH—67.0%
	Federal Home Loan Mortgage Corp.
2,118	5.500%—12/01/2036-01/01/2037[3]	2,134
	Federal Home Loan Mortgage Corp. TBA May Delivery
2,000	6.000%—12/01/2099	2,046
	Federal National Mortgage Association
33,500	5.000%—03/01/2038[3]	32,942
14,230	5.500%—12/01/2036-01/01/2038[3]	14,329
4,875	6.000%—04/01/2021-03/01/2038[3]	4,992
822	6.000%—08/01/2036-10/01/2036[3]	841

		53,104

	Residential Accredit Loans Inc.
234	3.075%—06/25/2046[2,3]	194
	Residential Asset Securitization Trust
153	3.295%—01/25/2046[2,3]	124
	Structured Asset Mortgage Investments
128	3.105%—05/25/2046[2,3]	100
	WAMU Mortgage Pass Through Cert.
148	4.042%—09/25/2033[2,3]	141

TOTAL MORTGAGE PASS-THROUGH (Cost $57,545)		57,843

U.S. GOVERNMENT OBLIGATIONS—88.1%
	U.S. Treasury Bonds
1,212	1.750%—01/15/2028[3,6]	1,156
2,792	2.000%—07/15/2014-01/15/2026[3,6]	2,796
4,079	2.375%—01/15/2025[6]	4,293
3,283	2.375%—01/15/2027[6]	3,453
1,578	3.625%—04/15/2028[6]	1,975
10,979	3.875%—04/15/2029[6]	14,311

		27,984

	U.S. Treasury Notes
4,006	0.625%—04/15/2013[3]	3,960
8,175	0.875%—04/15/2010[3,6]	8,286
6,250	1.875%—07/15/2013-07/15/2015[6]	6,545
407	2.000%—04/15/2012	428
1,457	2.000%—01/15/2014-01/15/2016[6]	1,534
2,026	2.375%—04/15/2011[3]	2,141
844	2.375%—01/15/2017[6]	911
632	2.500%—07/15/2016[6]	689
7,153	2.625%—07/15/2017[3,6]	7,872
11,709	3.000%—07/15/2012[3,6]	12,830
1,830	3.500%—01/15/2011[3,6]	1,993
822	4.250%—01/15/2010[6]	882

		48,071

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $76,648)		76,055

36

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

PURCHASED OPTIONS—0.0%
No. of Contracts (000s)		Value (000s)

7,114	Currency Options Expire 05/23/2008	$3
19,200	Expire 06/05/2008	—
8,000	Expire 07/07/2008	5
200	Expire 07/08/2010	22

		30

	U.S. Treasury Options on Futures
171	Expire 05/23/2008	3

TOTAL PURCHASED OPTIONS (Cost $19)		33

SHORT-TERM INVESTMENTS—3.4%
Principal Amount (000s)		Value (000s)

COMMERCIAL PAPER
$1,600	Citibank Omni[3]	$1,583

REPURCHASE AGREEMENTS
1,346	Repurchase Agreement with State Street Corp. dated April 30, 2008 due May 1, 2008 at 1.450% collateralized by Federal Home Loan Mortgage Corp. (market value $1,374)	1,346

TOTAL SHORT-TERM INVESTMENTS (Cost $2,929)		2,929

TOTAL INVESTMENTS—164.8% (Cost $142,516)		142,292

CASH AND OTHER ASSETS, LESS LIABILITIES—(64.8)%		(55,938)

TOTAL NET ASSETS—100.0%		$86,354

FUTURES CONTRACTS OPEN AT APRIL 30, 2008 ARE AS FOLLOWS:

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Futures (Buy)	9	$2,250	Mar-2009	$(35)
Euribor Futures (Buy)	15	3,750	Jun-2009	(47)
Euribor Futures (Buy)	15	3,750	Sep-2009	(37)
Euribor Futures (Buy)	15	3,750	Dec-2009	(31)
Euro CME (Buy).	64	6,400	Jun-2008	(183)
Euro CME (Buy).	11	2,750	Jun-2008	5
Euro CME (Buy).	25	6,250	Sep-2009	(19)
Euro-Bund Futures (Sell)	8	800	Jun-2008	(2)
Eurodollar Futures (Buy)	3	750	Mar-2009	(2)
Eurodollar Futures (Buy)	20	5,000	Jun-2009	(14)
Eurodollar Futures (Buy)	25	6,250	Dec-2009	(23)
Germany Fed Rep 10 Yr Bond (Sell)	28	2,800	Jun-2008	84
Japan Govt 10 Yr Bond (Sell)	1	100,000	Jun-2008	33
U.S. Treasury Bonds (Sell).	13	1,300	Jun-2008	(11)
U.S. Treasury Notes 2 Yr. Futures (Sell)	40	8,000	Jun-2008	—
U.S. Treasury Notes 5 Yr. Futures (Sell)	9	900	Jun-2008	(3)

				$(285)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2008 ARE AS FOLLOWS:

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	$981	$880	Jul-2008	$103
Brazilian Real (Buy)	10	9	Aug-2008	—
Brazilian Real (Sell)	202	195	Sep-2008	(7)
Brazilian Real (Sell)	56	54	Oct-2008	(2)
Euro Currency (Sell)	312	313	Nov-2008	1
Japanese Yen (Sell)	36	37	Dec-2008	—
Malaysian Ringgit (Buy)	758	749	Jan-2009	9
Mexican Peso (Buy)	599	567	Feb-2009	32
Mexican Peso (Sell)	459	442	Mar-2009	(17)
New Russian Ruble (Buy)	40	38	Apr-2009	2

37

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2008—Continued

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
New Russian Ruble (Buy)	$188	$183	May-2009	$6
Philippine Peso (Buy)	366	382	Jun-2009	(16)
Polish Zloty (Buy)	117	95	Jul-2009	21
Pound Sterling (Buy)	4	4	Aug-2009	—
Pound Sterling (Sell)	757	751	Sep-2009	(5)
Singapore Dollar (Buy)	982	950	Oct-2009	33
Singapore Dollar (Buy)	3	3	Nov-2009	—
South Korean Won (Buy)	376	398	Dec-2009	(23)
South Korean Won (Buy)	25	26	Jan-2010	(1)
South Korean Won (Sell)	26	26	Feb-2010	—
Yuan Renminbi (Buy)	182	169	Mar-2010	14
Yuan Renminbi (Sell)	182	171	Apr-2010	(12)

				$138

TBA COMMITMENTS OPEN AT APRIL 30, 2008 ARE AS FOLLOWS:

Description	Principal Amount (000s)	Coupon Rate	Delivery Date	Value (000s)
Federal Home Loan Mortgage Corporation (proceeds receivable $2,419)	$2,400	5.500%	Apr-2038	$2,415
Federal National Mortgage Association (proceeds receivable $515)	500	6.000%	Apr-2023	515
Federal National Mortgage Association (proceeds receivable $1,003)	1,000	5.500%	Apr-2038	1,003
Federal National Mortgage Association (proceeds receivable $33,123)	33,500	5.000%	Apr-2038	32,909
Government National Mortgage Associate (proceeds receivable $504)	500	5.500%	Apr-2038	506

				$37,348

WRITTEN OPTIONS OPEN AT APRIL 30, 2008 ARE AS FOLLOWS:

Description	Number of Shares/Contracts	Strike Price	Expiration Date	Value (000s)
Swap Option (Call)	200,000	$5.67	Aug-2008	$25
Swap Option (Put)	200,000	5.67	Mar-2009	1
U. S. Treasury Bonds Futures (Call)	5	122.00	Sep-2008	—
U. S. Treasury Bonds Futures (Call)	7	120.00	Oct-2008	9
U. S. Treasury Notes 10 Yr. Futures (Call)	61	118.00	Nov-2008	11
U. S. Treasury Notes 10 Yr. Futures (Call)	28	117.00	Dec-2008	11
U. S. Treasury Notes 10 Yr. Futures (Call)	6	119.00	Jan-2009	1
U. S. Treasury Notes 10 Yr. Futures (Call)	7	116.00	Feb-2009	9
U. S. Treasury Notes 10 Yr. Futures (Put)	8	112.00	Apr-2009	1
U. S. Treasury Notes 10 Yr. Futures (Put)	28	113.00	May-2009	4
U. S. Treasury Notes 10 Yr. Futures (Put)	61	114.00	Jun-2009	16
U. S. Treasury Notes 10 Yr. Futures (Put)	7	112.00	Jul-2009	7

Written options outstanding, at value (premiums received of $262)				$95

SWAP AGREEMENTS OPEN AT APRIL 30, 2008 ARE AS FOLLOWS:

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services, Inc.	6-Month AUD-Bank Bill Short Term	Pay	7.000%	12/15/2009	AUD$	800	$(5)
Deutsche Bank AG	6-Month AUD-Bank Bill Short Term	Pay	6.500	01/15/2010		300	(5)
Citibank N.A.	6-Month AUD-Bank Bill Short Term	Pay	6.500	01/15/2010		100	(2)
UBS Warburg AG	3-Month AUD-Bank Bill Short Term	Pay	7.500	03/15/2010		15,700	(2)
Deutsche Bank AG	6-Month AUD-Bank Bill Short Term	Pay	7.000	06/15/2010		1,000	(12)
Morgan Stanley Capital Services, Inc.	6-Month AUD-Bank Bill Short Term	Receive	7.511	12/15/2017		100	3
UBS Warburg AG	6-Month AUD-Bank Bill Short Term	Receive	7.000	03/15/2019		1,100	9
Morgan Stanley Capital Services, Inc.	3-Month BRL-Banco Central do Brazil	Pay	10.115	01/02/2012	R$	100	(4)
UBS Warburg AG	3-Month BRL-Banco Central do Brazil	Pay	10.570	01/02/2012		500	(21)
Barclays Capital, London	Business Day—CDI	Pay	10.680	01/02/2012		1,000	(32)

38

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT APRIL 30, 2008—Continued

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays Capital	INF GBP R 3.25/UKRPI 12/14/17 BRC	Pay	12.540%	01/02/2012	R$	400	$(4)
Barclays Capital, London	6-Month BP-LIBOR	Pay	5.000	06/15/2009		£200	—
Morgan Stanley Capital Services, Inc.	IRS GBP R 6ML/5.0 12/19/08 MYC	Pay	5.000	12/19/2009		2,000	(3)
Deutsche Bank AG	6-Month BP-LIBOR	Pay	6.000	03/20/2010		1,000	4
Credit Suisse International	6-Month BP-LIBOR	Pay	5.000	09/15/2010		200	3
Royal Bank of Scotland	6-Month BP-LIBOR	Pay	5.000	09/15/2010		100	1
Deutsche Bank AG	6-Month BP BBA-LIBOR	Pay	5.000	03/20/2013		1,500	(50)
Barclays Bank PLC	6-Month BP BBA-LIBOR	Receive	5.000	09/17/2013		200	(1)
Royal Bank of Scotland	INF GBP R 3.1825/UKRPI 12/19/17 RYL	Pay	3.250	12/14/2017		100	(2)
Royal Bank of Scotland	INF GBP R 3.1825/UKRPI 12/19/07 RYL	Pay	3.183	12/19/2017		200	(6)
Credit Suisse International	6-Month BP-LIBOR	Receive	4.000	12/15/2035		100	5
Deutsche Bank AG	6-Month EUR-EURIBOR	Pay	4.500	03/19/2010		€300	—
Morgan Stanley Capital Services, Inc.	IRS EUR R 6ME/4.5 03/19/08 MYC	Pay	4.500	03/19/2010		300	—
JP Morgan Chase	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.261	07/14/2011		400	2
BNP Paribas	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.987	12/15/2011		100	(3)
Barclays Capital, London	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.947	03/15/2012		200	(6)
Royal Bank of Scotland	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955	03/28/2012		100	(3)
Barclays Capital, London	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.070	09/14/2012		200	(6)
Barclays Capital, London	6-Month EUR-EURIBOR	Receive	5.000	03/19/2018		100	(1)
Morgan Stanley Capital Services, Inc.	6-Month EUR-EURIBOR	Pay	4.500	06/18/2034		900	(14)
Morgan Stanley Capital Services, Inc.	6-Month JPY-LIBOR	Pay	1.030	03/18/2009		¥100,000	2
UBS Warburg AG	6-Month JPY-LIBOR	Receive	1.500	12/20/2012		50,000	(2)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.500	12/20/2012		20,000	(1)
Morgan Stanley Capital Services, Inc.	6-Month JPY-LIBOR	Pay	1.500	12/20/2012		40,000	(2)
Citibank N.A.	28-Day Mexican-TIIE-Banxico	Pay	8.170	11/04/2016	MEX$	2,000	(3)
Merrill Lynch & Co., Inc.	28-Day Mexican-TIIE-Banxico	Pay	8.170	11/04/2016		700	(1)
Royal Bank of Scotland	3-Month USD BBA-LIBOR	Receive	4.000	06/18/2010		$1,100	12
Bank of America NA	3-Month USD BBA-LIBOR	Receive	4.000	06/18/2013		700	1
Royal Bank of Scotland	3-Month USD-LIBOR	Receive	5.000	06/18/2015		4,000	(122)
Barclays Capital, London	3-Month USD-LIBOR	Receive	5.000	06/18/2018		400	(11)
Citibank N.A.	3-Month USD BBA-LIBOR	Receive	5.000	06/18/2038		1,000	12
Royal Bank of Scotland	3-Month USD-LIBOR	Receive	5.000	06/18/2038		4,100	(19)

Total Interest Rate Swaps							$(289)

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell	Pay/Receive Fixed Rate	Expiration Date	Notional Amount (000s)	Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	GMAC LLC 6.875% due 8/28/2012	Buy	5.150%	9/20/2008	$100	$1
Merrill Lynch International	Dow Jones CDX HY-9 100 25-35% Index	Sell	2.750	6/20/2012	99	(1)
Bear Sterns International, Ltd	CAPITAL ONE BP BTI 5.8% due 3/1/2016	Buy	1.210	9/20/2012	100	5
Deutsche Bank AG	GMAC LLC 6.875% due 8/28/2012	Sell	5.400	9/20/2012	100	(14)
Merrill Lynch International	GMAC LLC 6.875% due 8/28/2012	Sell	6.300	9/20/2012	100	(12)
BNP Paribas	The Goldman Sachs Group 6.6% due 1/15/2012	Buy	0.390	12/20/2012	100	2
Morgan Stanley Capital Services, Inc.	Dow Jones CDX IG-9 Index	Buy	0.600	12/20/2012	200	4
Lehman Brothers Special Financing Inc	Dow Jones CDX.HY-9 100 Index	Sell	3.330	12/20/2012	100	(4)
Merrill Lynch International	Dow Jones CDX HY-9 100 25-35% Index	Sell	6.510	12/20/2012	200	18
Morgan Stanley Capital Services, Inc.	Dow Jones CDX HY-9 100 25-35% Index	Sell	6.570	12/20/2012	200	19
Merrill Lynch International	Dow Jones CDX HY-9 100 25-35% Index	Sell	6.690	12/20/2012	100	10
Citibank N.A.	GATX FIN BP CBK 6.25% due 11/15/2013	Buy	1.070	3/20/2016	1,000	(6)
Barclays Capital	Dow Jones CDX IG9 10Y BP BRC Index	Buy	0.800	12/20/2017	700	—

Total Credit Default Swaps						$22

Total Swaps						$(267)

39

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2008 ARE AS FOLLOWS:

Par Value (000s)	Security	Value (000s)
$5,969	United States Treasury Notes (proceeds $5,958)	$5,951

1	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

2	Floating rate security. The stated rate represents the rate in effect at April 30, 2008.

3	At April 30, 2008, securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $103,846 or 120% of net assets.

4	MTN after the name of a security stands for Medium Term Note.

5	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At April 30, 2008, these securities were valued at $243 or 0% of net assets.

6	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2008. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

The accompanying notes are an integral part of the financial statements.

40

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Short Duration Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Ken O’Donnell CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1992.

INVESTMENT GOAL

Total return that is consistent with preservation of capital.

PRINCIPAL STYLE
CHARACTERISTICS

High quality short-term bonds.

Ken O’Donnell

Management’s discussion of

fund performance

MARKET REVIEW

During the six months ended April 30, 2008, declining asset prices led to significant write downs in the banking sector, forcing many large banks to raise external capital. Despite significantly lower interest rates, credit conditions remained tight. U.S. Treasuries outperformed riskier fixed income assets as investors adopted a “flight to quality” strategy. The crisis in fixed income markets continued into the first quarter of 2008. Markets improved later in the fiscal half year, with higher quality securities staging a modest recovery.

The Federal Reserve eased policy rates in response to the banking crisis. In addition, the Fed initiated several creative programs designed to improve liquidity in the banking sector. The Fed’s actions, however, did not come soon enough to avert the collapse of a major broker dealer. Ultimately, Bear Stearns was sold off in a weekend fire-sale arranged by the New York Fed. Oddly, the market tone improved in the wake of the Bear Stearns event, though it may be too soon to proclaim the end of the credit crisis. While the embedded leverage in the financial markets has declined, more time will be required before the credit markets stabilize.

The U.S. economy succumbed to pressures from the banking sector in the closing months of calendar year 2007. GDP growth declined significantly as the manufacturing sector softened. Weakness in the economy resulted in an increase in the unemployment rate. With pressures mounting, further reduction in consumer spending could result in a recession. Meanwhile, inflation data continued to be suggestive of persistent pricing pressures. Headline and core CPI remained elevated with significant increases in food and energy prices. While short-term interest rates may have stabilized, the near-term direction of interest rates will likely be determined by the greater of two evils: the risk of recession versus the threat of elevated inflation.

PERFORMANCE

In this difficult environment, the return of the Harbor Short Duration Fund underperformed its U.S. Treasury benchmark. The Fund returned 0.20% (Institutional Class) and 0.08% (Administrative Class) for the six months ended April 30, 2008. This compares with a return of 4.21% for the Fund’s benchmark, the Merrill Lynch 1 to 3 Year Treasury Index.

The sub-par performance of the Fund can be attributed to non-government securities held in the portfolio. U.S. Treasury notes rallied during the crisis, leaving non-government credit sectors behind. The Harbor Short Duration Fund focuses on non-government securities, utilizing the asset-backed securities (ABS) sector of the fixed income universe as a primary source of yield enhancement. Recently, however, the asset-backed category, comprised of credit card receivables and auto loans as well as volatile subprime mortgages, has under performed U.S. Treasuries of comparable duration.

Interest rate strategies also detracted from incremental performance. The duration of the Fund was maintained at a level shorter than the benchmark as a means to capture more

42

Harbor Short Duration Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

U.S. Treasury Notes (4.9% - 5/15/2009)	22.9%
U.S. Treasury Notes (4.3% - 1/15/2011)	9.0
Federal National Mortgage Association (5.2% -10/1/2035)	4.2
Banc of America Mortgage Securities Inc. (4.1% - 6/25/2034)	2.9
U.S. Treasury Notes (2.0% - 2/28/2010)	2.9
Washington Mutual Mortgage (3.8% - 6/25/2034)	2.8
Federal National Mortgage Association REMIC (3.3% - 3/25/2023)	2.6
Citicorp Mortgage Securities Inc. REMIC (4.8% - 8/25/2034)	2.5
Federal Home Loan Mortgage Corp. REMIC (4.4% - 4/15/2015)	2.4
MBNA Credit Card Master Note Trust (4.9% - 7/15/2011)	2.3

attractive yields at the short end of the curve. As prices of U.S. Treasury securities soared, the capital contribution of Treasury price gains more than offset the yield disadvantage. Yield spreads between government and non-government securities continued to widen.

OUTLOOK AND STRATEGY

Late in the fiscal half year, U.S. Treasury yields climbed and credit markets staged a modest recovery. Fed funds futures contracts were forecasting an end to the Federal Reserve’s rate-cutting cycle. Current monetary policy rates, at 2.00%, should be low enough to provide the necessary stimulus to the economy. The yield curve normalized with rising yields, creating opportunity further out on the curve. As conditions unfold, the Fund’s duration may gradually be extended to a level that is more neutral to the benchmark.

The Fund’s non-government focus will continue to be in the ABS sector of the fixed income universe. ABS securities typically are collateralized by consumer loan receivables such as credit card debt, auto loans, and residential mortgages. Consumer loans are pooled and the resultant cash flow stream is securitized, creating multiple securities with various maturities. Individual tranches, or blocks, of securities are credit enhanced in the securitization process to achieve the desired investment grade rating. The diversified loan pool provides a stream of cash flows, which are utilized to make interest and principal payments on the issued securities.

Spreads in the ABS market have recently approached the widest levels in recent history. These high-quality securities (mostly AAA-rated) fit well with the high-quality nature of the Fund. We will continue to emphasize the ABS credit strategy as long as the sector provides attractive investment opportunities. We intend to continue managing the Fund with a focus on long-term performance while remaining mindful of the short-term risks that are inherent with owning spread securities.

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in asset-backed and mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal strategies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

43

Harbor Short Duration Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	016

Cusip	411511702

Ticker	HASDX

Inception Date	01-01-1992

Net Expense Ratio*	0.39%

Total Net Assets (000s)	$68,079

ADMINISTRATIVE CLASS

Fund #	216

Cusip	411511678

Ticker	HRSDX

Inception Date	11-01-2002

Net Expense Ratio*	0.64%

Total Net Assets (000s)	$2,748

*	Excludes interest expense from reverse repurchase agreements.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	47	46

Average Market Coupon	4.12%	4.05%

Yield to Maturity	4.52%	2.17%

Weighted Average Maturity	2.11 years	1.74 years

Weighted Average Duration	1.42 years	1.66 years

Weighted Average Credit Quality	AAA	AAA

Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2008)	25%	N/A

CREDIT QUALITY (% of investments)

FUND CATEGORY

MATURITY PROFILE (% of investments)

44

Harbor Short Duration Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1998 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 1 to 3 YR U.S. Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Short Duration Fund
Institutional Class	0.20%	2.27%	2.73%	3.92%	01-01-1992
Comparative Index
Merrill Lynch 1-3 YR U.S. Treasury	4.21	7.76	3.41	4.78	—

Administrative Class

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2002 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 1 to 3 YR U.S. Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Short Duration Fund
Administrative Class	0.08%	2.04%	2.45%	2.41%	11-01-2002
Comparative Index
Merrill Lynch 1-3 YR U.S. Treasury	4.21	7.76	3.41	3.36	—

As stated in the Fund’s current prospectus, the expense ratios were 0.39% (Net) and 0.58% (Gross) (Institutional Class); and 0.64% (Net) and 0.83% (Gross) (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal half year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

45

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 1.2%)

ASSET-BACKED SECURITIES—28.4%
Principal Amount (000s)		Value (000s)

	AmeriCredit Automobile Receivables Trust
	Series 2005-DA Cl. A3
$466	4.870%—12/06/2010[1]	$461
	Ameriquest Mortgage Securities Inc.
	Series 2006-R1 Cl. M1
1,000	3.285%—03/25/2036[1,2]	550
	Series 2005-R1 Cl. M1
1,000	3.346%—03/25/2035[1,2]	856

		1,406

	Atlantic City Electric Transition Funding LLC
	Series 2002-1 Cl. A1
126	2.890%—07/20/2010[1]	126
	Contimortgage Home Equity Trust
	Series 1996-4 Cl. A10
1,235	2.994%—01/15/2028[1,2]	1,136
	Countrywide Asset-Backed Certificates
	Series 2005-4 Cl. MV1
1,000	3.355%—10/25/2035[2]	848
	Federal National Mortgage Association
	Series 2002-W2 Cl. AF5
914	6.454%—06/25/2032[1,3]	884
	HSI Asset Securitization Corp Trust
	Series 2006-OPT2 Cl. M1
1,000	3.265%—01/25/2036[1,2]	506
	Illinois Power Special Purpose Trust
932	5.650%—12/25/2010	936
	Long Beach Mortgage Loan Trust
	Series 2006-WL1 Cl. 2A2
1,500	3.075%—01/25/2036[1,2]	1,459
	Massachusetts RRB Special Purpose Trust
	Series 2005-1 Cl. A2
154	3.780%—09/15/2010[1]	154
	MBNA Credit Card Master Note Trust
	Series 2005-A5 Cl. A5
1,550	2.514%—12/15/2010[2]	1,549
	Series 2006-A1 Cl. A
1,612	4.900%—07/15/2011	1,630

		3,179

	Navistar Financial Dealer Note Master Trust
	Series 1998-1 Cl. A
1,000	3.055%—07/25/2011[2]	990
	Peco Energy Transition Trust
	Series 2000-A Cl. A3
1,161	7.625%—03/01/2010	1,196
	Residential Asset Mortgage Products Inc.
	Series 2003-RS4 Cl. AIIB
662	3.555%—05/25/2033[2]	610

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	Residential Asset Securities Corp.
	Series 2005-KS2 Cl. M1
$1,000	3.325%—03/25/2035[1,2]	$850
	Series 2005-KS10 Cl. M2
1,000	3.335%—11/25/2035[1,2]	780
	Series 2005-KS1 Cl. M1
1,000	3.345%—02/25/2035[1,2]	850
	Series 2001-KS2 Cl. AII
671	3.355%—06/25/2031[2]	652
	Series 2004-KS4 Cl. A2B3
1,269	3.655%—05/25/2034[1,2]	1,168

		4,300

	Residential Funding Mortgage Securities II Inc.
	Series 2003-HS2 Cl. AIIB
260	3.145%—06/25/2028[1,2]	182
	Specialty Underwriting & Residential Finance
	Series 2004-BC4 Cl. M1
1,000	3.695%—10/25/2035[1,2]	850
	Wells Fargo Home Equity Trust
	Series 2005-4 Cl. AI3
1,000	3.275%—12/25/2035[1,2,4]	906

TOTAL ASSET-BACKED SECURITIES (Cost $22,543)		20,129

COLLATERALIZED MORTGAGE OBLIGATIONS—36.1%
	Banc of America Mortgage Securities Inc. Pass Through Certificates
	Series 2004-F Cl. 2A5
2,000	4.145%—06/25/2034[1,2]	1,997
	Citicorp Mortgage Securities Inc. REMIC[5] Pass Through Certificates
	Series 2004-5 Cl. 1A29
1,860	4.750%—08/25/2034	1,729
	Federal Home Loan Banks
1,418	4.750%—10/25/2010	1,432
	Federal Home Loan Mortgage Corp. REMIC[5]
1,543	2.915%—07/15/2023[2]	1,524
1,387	3.064%—02/15/2025[2]	1,384
1,636	4.375%—04/15/2015[1]	1,644

		4,552

	Federal Home Loan Mortgage Corp. STRIPS[6]
1,588	2.764%—08/15/2036[2]	1,538
	Federal National Mortgage Association
2,913	5.150%—10/01/2035[2]	2,950
	Federal National Mortgage Association REMIC[5]
	Series 1997-68 Cl. FC
800	3.250%—05/18/2027[2]	793
	Series 2003-38 Cl. FA
1,873	3.265%—03/25/2023[1,2]	1,844
835	4.306%—01/25/2023[2]	847

		3,484

	First Horizon Alternative Mortgage Securities
	Series 2006-FA6 Cl. IIA1
1,133	6.250%—11/25/2036	1,105
	Government National Mortgage Association REMIC[5]
877	3.263%—10/16/20292,	873
	Mound Financing PLC
1,000	3.338%—02/08/2042[2,4]	1,003

46

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Residential Accredit Loans Inc.
	Series 2006-QS7 Cl. A1
$886	6.000%—06/25/2036	$773
	Structured Adjustable Rate Mortgage Loan Trust
	Series 2004-20 Cl. 1A1
1,015	6.853%—01/25/2035[1,7]	940
	Structured Asset Securities Corp.
	Series 2002-1A Cl. 2A1
570	6.268%—02/25/2032[1,2]	541
	Washington Mutual Mortgage Pass Through Certificates
	Series 2004-AR4 Cl. A6
2,000	3.796%—06/25/2034[1,7]	1,983
	Pass Through Certificates
	Series 2006-AR13 Cl. 1A
725	4.956%—10/25/2046[1,2]	667

		2,650

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $25,859)		25,567

U.S. GOVERNMENT OBLIGATIONS—34.3%
Principal Amount (000s)		Value (000s)

	U.S. Treasury Notes
$2,000	2.000%—02/28/2010	$1,992
6,000	4.250%—01/15/2011[1]	6,310
15,500	4.875%—05/15/2009[1]	15,966

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $23,903)		24,268

SHORT-TERM INVESTMENTS—0.3%
(Cost $255)
REPURCHASE AGREEMENTS
255	Repurchase Agreement with State Street Corp. dated April 30, 2008 due May 1, 2008 at 1.350% Colateralized by US Treasury Bills (market value $263)	255

TOTAL INVESTMENTS—99.1% (Cost $72,560)		70,219

CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		608

TOTAL NET ASSETS—100.0%		$70,827

FUTURES CONTRACTS OPEN AT APRIL 30, 2008 ARE AS FOLLOWS:

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
U.S. Treasury Notes 2 Yr. Futures (Buy)	70	$14,000	Jul-2008	$(55)

1	At April 30, 2008, securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $43,610 or 62% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at April 30, 2008.

3	Step coupon security.

4	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At April 30, 2008, these securities were valued at $1,909 or 3% of net assets.

5	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

6	Separate trading of registered interest and principal of securities (STRIPS) is a prestripped zero-coupon bond that is a direct obligation of the U.S. Treasury.

7	Variable rate security. The stated rate represents the rate in effect at April 30, 2008.

The accompanying notes are an integral part of the financial statements.

47

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Ken O’Donnell CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Current income. The Fund intends to maintain a stable share price of $1.

PRINCIPAL STYLE
CHARACTERISTICS

Very short-term high quality money market instruments.

Ken O’Donnell

Management’s discussion of

fund performance

MARKET REVIEW

Instability in the credit markets led to increased asset write-downs and capital constraints in the banking sector during the six months ended April 30, 2008. The Federal Reserve adopted several creative programs to stimulate lending as traditional monetary policy adjustments proved ineffective in controlling overnight lending rates. Money markets remained volatile into early 2008 but improved later in the fiscal half year with the difference between Libor yields and U.S. Treasury bill yields, or TED spread, narrowing considerably.

GDP growth declined in the fourth quarter of calendar year 2007 as the U.S. economy succumbed to pressures from the banking sector and the manufacturing sector softened. Weakness in the economy resulted in an increase in the unemployment rate. As the economy slows, risks of further reduction in consumer spending could result in a recession. Meanwhile, inflation data have continued to be suggestive of persistent pricing pressures. Headline and core inflation remained elevated with significant increases in both food and energy prices. While short-term interest rates may have stabilized, the near-term direction of interest rates remained uncertain.

The Fed eased policy rates at each meeting throughout the six months, although futures contracts were predicting an end to the easing cycle in the second quarter of 2008. The aggressive reduction in target policy rates has steepened the money market curve. Despite some improvements in the credit markets, U.S. Treasury bill yields remained under pressure with yields below 2%. It likely will be some time before the credit markets stabilize.

PERFORMANCE

Despite the uncertain interest rate environment, the Harbor Money Market Fund provided competitive returns. For the six months ended April 30, 2008, the Fund returned 1.88% (Institutional Class) and 1.75% (Administrative Class). This compares with a return of 1.75% for the Fund’s benchmark, the Merrill Lynch 3-Month U.S. Treasury Bill Index.

The duration of the Fund was maintained at a level shorter than the benchmark in an attempt to capture attractive yield opportunities in the short end of the money market curve. The risk to this strategy would be in the failure to have locked in current rates if yields were to continue to fall. Despite the conservative positioning, the Fund’s overall duration position had a positive impact on total return.

Several peers in the money market fund industry were negatively impacted by exposures to Asset-Backed Commercial Paper (ABCP) from Structured Investment Vehicles (SIVs). Several SIVs have failed to make contractual principal payments on their ABCP programs. We are pleased to report that the Harbor Money Market Fund had no exposure to the troubled SIV sector.

48

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Federal Home Loan Banks	8.3%
Federal Home Loan Banks	5.5
Svenska Handelsbanken	5.5
Royal Bank of Scotland	5.5
Westpac	5.5
Abbey National NA	5.4
Fortis Banque	5.0
Bank of Montreal	4.8
Bank of America Corp.	4.8
Royal Bank of Canada	4.8

OUTLOOK AND STRATEGY

During the fiscal half year, the federal funds target rate declined from 4.50% to 2.00% and markets were predicting an end to the interest rate cycle. We view the risk of additional reductions in policy rates to be remote. With yield opportunities emerging further out on the yield curve, Fund duration may be extended in the near-term.

The Fund invests primarily in high quality money market instruments including bank CDs, commercial paper, agency discount notes, and U.S. Treasury bills. The average days-to-maturity of the Fund was held relatively short in response to instability in the banking sector. We intend to keep the Fund invested in money market products with maturities inside of three months while maintaining an overall weighted average maturity in the mid 30-to-40-day range.

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

49

Harbor Money Market Fund

FUND SUMMARY—April 30, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	015

Cusip	411511405

Ticker	HARXX

Inception Date	12-29-1987

Net Expense Ratio	0.28%

Total Net Assets (000s)	$216,166

ADMINISTRATIVE CLASS

Fund #	215

Cusip	411511660

Ticker	HRMXX

Inception Date	11-01-2002

Net Expense Ratio	0.53%

Total Net Assets (000s)	$5,856

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	40	1

Yield to Maturity	2.55%	1.38%

Weighted Average Maturity	0.11 years	0.25 years

Weighted Average Duration	0.11 years	0.25 years

Weighted Average Credit Quality	A-1+	AAA

CREDIT QUALITY (% of investments)

FUND CATEGORY

50

Harbor Money Market Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1998 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 3-Month U.S. T-Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Money Market Fund
Institutional Class	1.88%	4.51%	3.10%	3.57%	01-01-1992
Comparative Index
Merrill Lynch 3-Month U.S. T-Bills	1.75	4.28	3.19	3.69	—

Current yield for periods ended 03-31-2008	7 Days 2.84%	30 Days 2.96%

Administrative Class

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2002 through 04-30-2008

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 3-Month U.S. T-Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Money Market Fund
Administrative Class	1.75%	4.25%	2.77%	2.52%	11-01-2002
Comparative Index
Merrill Lynch 3-Month U.S. T-Bills	1.75	4.28	3.19	3.02	—

Current yield for periods ended 03-31-2008	7 Days 2.59%	30 Days 2.71%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

51

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—April 30, 2008 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of -0.8%)

COMMERCIAL PAPER—85.0%
Principal Amount (000s)		Value (000s)

	Abbey National NA
$11,500	2.550%—07/08/2008	$11,445
	ANZ National International Ltd.
1,400	2.750%—05/19/2008	1,398
4,500	2.900%—07/24/2008	4,470
5,000	2.950%—10/22/2008	4,929

		10,797

	Bank of America Corp.
1,635	2.600%—06/02/2008	1,631
10,000	2.930%—05/12/2008	9,991

		11,622

	Bank of Montreal
10,000	3.000%—05/13/2008	9,990
	Bank of Scotland PLC
500	2.700%—06/04/2008	499
3,300	2.800%—05/08/2008	3,298
2,700	2.850%—06/04/2008-06/10/2008	2,692
4,600	2.900%—05/21/2008-05/22/2008	4,592

		11,081

	CBA Finance Inc.
4,500	2.550%—05/05/2008-06/12/2008	4,491
6,500	2.760%—06/23/2008	6,474

		10,965

	Danske Corp.
8,500	2.620%—06/13/2008	8,473
2,400	2.710%—05/14/2008	2,398

		10,871

	Dexia Delaware LLC
4,000	2.680%—05/23/2008	3,993
1,300	2.700%—07/11/2008	1,293
3,000	2.710%—07/10/2008	2,984

		8,270

	Fortis Banque
10,500	2.770%—05/13/2008	10,490
	ING U.S. Funding LLC
3,500	2.810%—08/27/2008	3,468
4,700	2.820%—07/25/2008	4,669
2,700	2.830%—06/20/2008	2,689

		10,826

COMMERCIAL PAPER—Continued
Principal Amount (000s)		Value (000s)

	Lloyds Bank PLC
$2,500	2.390%—05/01/2008	$2,500
1,000	2.720%—05/27/2008	998
6,100	2.980%—05/27/2008	6,087

		9,585

	Royal Bank of Canada
10,000	2.980%—05/22/2008	9,983
	Royal Bank of Scotland
11,500	2.720%—06/11/2008	11,464
	Société Générale North America Inc
10,000	2.780%—06/13/2008	9,967
1,500	2.850%—06/16/2008	1,494

		11,461

	Svenska Handelsbanken Ab
11,500	2.660%—05/12/2008	11,491
	Toronto-Dominion Bank
5,700	2.900%—08/29/2008	5,700
	UBS AG
1,500	2.800%—06/02/2008	1,496
3,000	2.850%—06/18/2008	2,989
1,300	2.950%—06/06/2008	1,296
4,000	2.990%—10/20/2008	3,943
1,400	3.010%—10/24/2008	1,379

		11,103

	Westpac Securities NZ Ltd
11,500	2.700%—06/09/2008	11,466

TOTAL COMMERCIAL PAPER (Cost $188,610)		188,610

REPURCHASE AGREEMENTS—0.0%
(Cost $51)
51	Repurchase Agreement with State Street Corp. dated April 30, 2008 due May 1, 2008 at 1.350% collateralized by US Treasury Bills (market value $55)	51

U.S. GOVERNMENT AGENCIES—15.8%
	Federal Home Loan Banks
29,100	0.055%—05/02/2008-05/19/2008	29,083
	Federal National Mortgage Association
6,000	0.079%—05/16/2008	5,995

TOTAL U.S. GOVERNMENT AGENCIES (Cost $35,078)		35,078

TOTAL INVESTMENTS—100.8% (Cost $223,739)[a]		223,739

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.8)%		(1,717)

TOTAL NET ASSETS—100.0%		$222,022

a	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the financial statements.

52

[THIS PAGE INTENTIONALLY LEFT BLANK]

53

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2008 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Short Duration Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$46,230	$3,982,168	$142,516	$72,560	$223,739
Investments, at value	$42,412	$3,840,560	$140,946	$69,964	$223,688
Repurchase agreements	3,724	131,767	1,346	255	51
Deposits with broker	—	19,410	785	125	—
Cash	—	—	1	1	1
Foreign currency, at value (cost: $0; $12,166; $241; $0; $0)	—	12,171	241	—	—
Receivables for:
Investments sold	245	658,144	61,860	—	—
Capital shares sold	129	9,953	466	446	139
Interest	955	24,824	803	552	1
Open forward currency contracts	—	16,798	178	—	—
Variation margin on futures contracts	—	2,822	31	27	—
Written options	—	5,439	—	—	—
Withholding tax receivable	—	324	—	2	—
Other assets	—	1	35	1	—
Prepaid registration fees	28	83	34	16	22
Prepaid fund insurance	—	7	—	—	1
Total Assets	47,493	4,722,303	206,726	71,389	223,903
LIABILITIES
Payables for:
Investments purchased	1,133	660,478	76,039	—	—
Capital shares reacquired	90	4,427	153	528	1,819
Dividends to shareholders	—	—	—	—	6
Investments sold short, at value (proceeds: $0; $348,611; $5,958; $0; $0)	—	347,774	5,951	—	—
Written options, at value (premium received: $0; $15,330; $262; $0; $0)	—	11,078	95	—	—
Swap agreements, at value (cost: $0; $7,974; $299; $0; $0)	—	5,065	566	—	—
Interest on swap agreements	—	3,314	71	—	—
Interest on investments sold short	—	2,143	27	—	—
Interest on reverse repurchase agreements	—	—	—	—	—
Open forward currency contracts	—	2,307	40	—	—
Variation margin on futures contracts	—	197	19	—	—
Accrued expenses:
Management fees	22	1,372	33	11	33
12b-1 fees	1	11	—	1	1
Trustee’s fees and expenses	1	18	—	1	1
Transfer agent fees	2	143	3	3	9
Other	8	98	27	18	12
TBA sale commitments, at value	—	85,152	37,348	—	—
Total Liabilities	1,257	1,123,577	120,372	562	1,881
NET ASSETS	$46,236	$3,598,726	$86,354	$70,827	$222,022
Net Assets Consist of:
Paid-in capital	$48,883	$3,477,989	$84,052	$78,050	$221,987
Undistributed/(overdistributed) net investment income	288	(7,231)	162	76	46
Accumulated net realized gain/(loss)	(2,841)	84,447	2,387	(4,903)	(11)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	(94)	51	(100)	(2,340)	—
Unrealized appreciation/(depreciation) of futures and forward contracts	—	43,470	(147)	(56)	—
	$46,236	$3,598,726	$86,354	$70,827	$222,022
NET ASSETS VALUE PER SHARE BY CLASS[1]:
Institutional Class
Net assets	$42,104	$3,542,383	$85,197	$68,079	$216,166
Shares of beneficial interest	4,034	290,641	8,089	8,479	216,166
Net asset value per share	$10.44	$12.19	$10.53	$8.03	$1.00
Administrative Class
Net assets	$596	$56,343	$1,157	$2,748	$5,856
Shares of beneficial interest	57	4,625	110	343	5,856
Net asset value per share	$10.44	$12.18	$10.53	$8.02	$1.00
Investor Class
Net assets	$3,536	N/A	N/A	N/A	N/A
Shares of beneficial interest	339	N/A	N/A	N/A	N/A
Net asset value per share	$10.44	N/A	N/A	N/A	N/A

*	Including repurchase agreements and short-term investments.
1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the financial statements.

54

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2008 (Unaudited)

(All amounts in thousands)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Short Duration Fund	Harbor Money Market Fund
Investment Income:
Interest	$1,901	$80,630	$1,100	$1,563	$4,401
Total Investment Income	1,901	80,630	1,100	1,563	4,401
Expenses:
Management fees	144	7,348	136	67	219
12b-1 fees:
Administrative Class	1	61	1	3	7
Investor Class	6	N/A	N/A	N/A	N/A
Shareholder communications	2	133	2	4	7
Custodian fees	24	245	54	26	29
Transfer agent fees:
Institutional Class	13	904	17	19	64
Administrative Class	—	15	—	1	2
Investor Class	4	N/A	N/A	N/A	N/A
Professional fees	2	34	2	2	3
Trustee’s fees and expenses	—	18	—	1	1
Registration fees	16	46	15	13	15
Miscellaneous	3	18	3	5	3
Expenses before interest expense	215	8,822	230	141	350
Interest expense from reverse repurchase agreements	—	—	—	22	—
Total expenses	215	8,822	230	163	350
Management fees waived	—	—	—	—	(22)
Transfer fees waived	(3)	(164)	(3)	(4)	(12)
Other expenses waived	(19)	—	(63)	(4)	—
Other expense reimbursements and reductions	—	(15)	(1)	(1)	(4)
Net expenses	193	8,643	163	154	312
Net Investment Income	1,708	71,987	937	1,409	4,089
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	(2,629)	25,107	2,140	(61)	—
Foreign currency transactions	—	6,771	(12)	—	—
Swap agreements	—	12,165	56	—	—
Futures contracts	—	42,250	239	530	—
Written options	—	16,459	10	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	197	2,204	(116)	(1,799)	—
Swap agreements	—	1,525	(229)	—	—
Futures contracts	—	9,612	(285)	(127)	—
Forwards	—	(1,348)	67	—	—
Translations of assets and liabilities in foreign currencies	—	(270)	—	—	—
Net gain/(loss) on investment transactions	(2,432)	114,475	1,870	(1,457)	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(724)	$186,462	$2,807	$(48)	$4,089

The accompanying notes are an integral part of the financial statements.

55

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007
INCREASE/(DECREASE) IN NET ASSETS:	(Unaudited)		(Unaudited)
Operations:
Net investment income	$1,708	$3,326	$71,987	$118,968
Net realized gain/(loss) on investments	(2,629)	(212)	102,752	(9,997)
Net unrealized appreciation/(depreciation) of investments	197	(794)	11,723	37,974
Net increase/(decrease) in assets resulting from operations	(724)	2,320	186,462	146,945
Distributions to Shareholders:
Net investment income:
Institutional Class	(1,603)	(2,705)	(84,519)	(138,823)
Administrative Class	(20)	(35)	(1,304)	(2,212)
Investor Class	(154)	(325)	N/A	N/A
Net realized gain on investments:
Institutional Class	—	(186)	(4,748)	—
Administrative Class	—	(3)	(77)	—
Investor Class	—	(30)	N/A	N/A
Total distributions to shareholders	(1,777)	(3,284)	(90,648)	(141,035)
Net Increase/(Decrease) Derived from Capital Share Transactions (Note 5)	(1,846)	17,634	809,585	341,515
Net increase/(decrease) in net assets	(4,347)	16,670	905,399	347,425
Net Assets:
Beginning of period	50,583	33,913	2,693,327	2,345,902
End of period*	$46,236	$50,583	$3,598,726	$2,693,327
* Includes undistributed/(over-distributed) net investment income of:	$288	$357	$(7,231)	$6,605

The accompanying notes are an integral part of the financial statements.

56

Harbor Real Return Fund		Harbor Short Duration Fund		Harbor Money Market Fund
November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007
(Unaudited)		(Unaudited)		(Unaudited)

$937	$830	$1,409	$3,500	$4,089	$10,024
2,433	94	469	440	—	—
(563)	417	(1,926)	(732)	—	—
2,807	1,341	(48)	3,208	4,089	10,024

(730)	(865)	(1,825)	(3,043)	(3,986)	(9,781)
(15)	(47)	(71)	(81)	(103)	(242)
N/A	N/A	N/A	N/A	N/A	N/A

—	(39)	—	—	—	—
—	(3)	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A
(745)	(954)	(1,896)	(3,124)	(4,089)	(10,023)
57,784	13,049	1,015	(7,381)	992	28,595
59,846	13,436	(929)	(7,297)	992	28,596

26,508	13,072	71,756	79,053	221,030	192,434
$86,354	$26,508	$70,827	$71,756	$222,022	$221,030
$162	$(30)	$76	$563	$46	$46

57

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$15,245	$29,949	$1,125,578	$892,540
Net proceeds from redemption fees	44	31	—	—
Reinvested in payment of distributions	1,173	2,062	73,971	115,351
Cost of shares reacquired	(16,402)	(15,586)	(402,231)	(670,363)
Net increase/(decrease) in net assets	$60	$16,456	$797,318	$337,528
Administrative Class:
Net proceeds from sale of shares	$7	$36	$18,824	$21,759
Net proceeds from redemption fees	1	—	—	—
Reinvested in payment of distributions	20	38	1,381	2,212
Cost of shares reacquired	(1)	—	(7,938)	(19,984)
Net increase in net assets	$27	$74	$12,267	$3,987
Investor Class
Net proceeds from sale of shares	$550	$2,116
Net proceeds from redemption fees	5	2
Reinvested in payment of distributions	151	348	Not	Not
Cost of shares reacquired	(2,640)	(1,362)	Applicable	Applicable
Net increase/(decrease) in net assets	$(1,934)	$1,104
SHARES
Institutional Class:
Shares sold	1,443	2,676	92,766	76,894
Shares issued in reinvestment of distributions	114	188	6,181	9,997
Shares reacquired	(1,580)	(1,424)	(33,219)	(57,863)
Net increase/(decrease) in shares outstanding	(23)	1,440	65,728	29,028
Beginning of period	4,057	2,617	224,913	195,885
End of period	4,034	4,057	290,641	224,913
Administrative Class
Shares sold	1	3	1,553	1,876
Shares issued in reinvestment of distributions	2	3	116	192
Shares reacquired	—	—	(657)	(1,733)
Net increase in shares outstanding	3	6	1,012	335
Beginning of period	54	48	3,613	3,278
End of period	57	54	4,625	3,613
Investor Class
Shares sold	53	190
Shares issued in reinvestment distributions	15	32
Shares reacquired	(252)	(124)	Not	Not
Net increase/(decrease) in shares outstanding	(184)	98	Applicable	Applicable
Beginning of period	523	425
End of period	339	523

The accompanying notes are an integral part of the financial statements.

58

Harbor Real Return Fund		Harbor Short Duration Fund		Harbor Money Market Fund
November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through April 30, 2008	November 1, 2006 through October 31, 2007
(Unaudited)		(Unaudited)		(Unaudited)

$94,447	$17,889	$28,676	$45,743	$215,271	$380,703
—	—	—	—	—	—
641	798	1,696	2,388	3,944	9,660
(37,320)	(5,687)	(29,802)	(56,099)	(218,718)	(362,528)
$57,768	$13,000	$570	$(7,968)	$497	$27,835

$—	$—	$748	$1,367	$2,474	$2,989
—	—	—	—	—	—
15	49	71	81	103	242
—	—	(376)	(861)	(2,083)	(2,471)
$15	$49	$443	$587	$494	$760

Not	Not	Not	Not	Not	Not
Applicable	Applicable	Applicable	Applicable	Applicable	Applicable

8,948	1,834	3,496	5,546	215,272	380,703
61	83	208	290	3,944	9,660
(3,481)	(583)	(3,636)	(6,805)	(218,718)	(362,527)
5,528	1,334	68	(969)	497	27,836
2,561	1,227	8,411	9,380	215,668	187,832
8,089	2,561	8,479	8,411	216,166	215,668

—	—	92	165	2,474	2,989
2	5	9	10	103	242
—	—	(46)	(104)	(2,083)	(2,471)
2	5	55	71	494	760
108	103	288	217	5,362	4,602
110	108	343	288	5,856	5,362

Not	Not	Not	Not	Not	Not
Applicable	Applicable	Applicable	Applicable	Applicable	Applicable

59

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2008		Year Ended October 31
			2007	2006	2005	2004		2003[a]
	(Unaudited)
Net asset value beginning of period	$10.92		$10.98	$10.91	$11.38	$11.10		$10.00
Income from Investment Operations:
Net investment income/(loss)	0.36	[b]	0.75 [b]	0.76 [b]	0.77 [b]	0.75	[b]	0.56	[b]
Net realized and unrealized gain/(losses) on investments	(0.47)		(0.04)	0.14	(0.42)	0.35		1.03
Total from investment operations	(0.11)		0.71	0.90	0.35	1.10		1.59
Less Distributions:
Dividends from net investment income	(0.38)		(0.71)	(0.79)	(0.68)	(0.82)		(0.49)
Distributions from net realized capital gains[1]	—		(0.07)	(0.04)	(0.15)	—		—
Total distributions	(0.38)		(0.78)	(0.83)	(0.83)	(0.82)		(0.49)
Proceeds from redemption fees	0.01		0.01	— [c]	0.01	—	[c]	—	[c]
Net asset value end of period	10.44		10.92	10.98	10.91	11.38		11.10
Net assets end of period (000s)	$42,105		$44,312	$28,727	$31,547	$66,715		$57,727
Ratios and Supplemental Data (%):
Total return	(0.86)%[d,e]		6.70%[d]	8.56%[d]	3.24%[d]	10.93%[d]		16.16%[d,e]
Ratio of total expenses to average net assets[2]	0.86	[f]	0.95	1.06	0.91	0.94		1.40	[f]
Ratio of net expenses to average net assets[2]	0.77	[b,f]	0.82 [b]	0.81 [b]	0.82 [b]	0.85	[b]	0.93	[b,f]
Ratio of net investment income to average net assets	7.16	[b,f]	7.15 [b]	7.01 [b]	6.67 [b]	6.85	[b]	6.63	[b,f]
Portfolio turnover	30	[e]	66	63	42	109		82	[e]

HARBOR BOND FUND

	Institutional Class
	6-Month Period Ended April 30, 2008		Year Ended October 31
			2007	2006	2005	2004		2003
	(Unaudited)

Net asset value beginning of period	$11.79		$11.78	$11.61	$12.24	$11.89		$11.98
Income from Investment Operations:
Net investment income/(loss)	0.30	[b]	0.54 [b]	0.51 [b]	0.45 [b]	0.16	[b]	0.41	[b]
Net realized and unrealized gain/(losses) on investments	0.46		0.13	0.06	(0.28)	0.68		0.36
Total from investment operations	0.76		0.67	0.57	0.17	0.84		0.77
Less distributions:
Dividends from net investment income	(0.34)		(0.66)	(0.39)	(0.50)	(0.23)		(0.60)
Distributions from net realized capital gains[1]	(0.02)		—	(0.01)	(0.30)	(0.26)		(0.26)
Total distributions	(0.36)		(0.66)	(0.40)	(0.80)	(0.49)		(0.86)
Net asset value end of period	12.19		11.79	11.78	11.61	12.24		11.89
Net assets end of period (000s)	$3,542,383		$2,650,770	$2,307,286	$1,931,651	$1,546,602		$1,528,285
Ratios and Supplemental Data (%):
Total return	6.52%[d,e]		5.97%[d]	5.10%[d]	1.42%[d]	6.59%[d]		6.57%[d]
Ratio of total expenses to average net assets[2]	0.57	[f]	0.57	0.60	0.60	0.60		0.64
Ratio of net expenses to average net assets[2]	0.56	[b,f]	0.56 [b]	0.58 [b]	0.58 [b]	0.57	[b]	0.58	[b]
Ratio of net investment income to average net assets	4.70	[b,f]	4.73 [b]	4.34 [b]	3.39 [b]	2.21	[b]	3.43	[b]
Portfolio turnover	197	[e]	213	312	332	311		221

See page 64 for notes to the Financial Highlights.

The accompanying notes are an integral part of the financial statements.

60

Administrative Class								Investor Class
6-Month Period Ended April 30, 2008		Year Ended October 31						6-Month Period Ended April 30, 2008		Year Ended October 31
		2007	2006	2005	2004	2003[a]				2007	2006		2005	2004		2003[a]
(Unaudited)								(Unaudited)
$10.92		$10.97	$10.91	$11.38	$11.10	$10.00		$10.92		$10.98	$10.91		$11.39	$11.11		$10.00

0.36	[b]	0.79 [b]	0.89 [b]	1.24 [b]	(0.02)[b]	0.47	[b]	0.35	[b]	0.75 [b]	0.71	[b]	0.70 [b]	0.62	[b]	0.50	[b]
(0.48)		(0.09)	(0.02)	(0.90)	1.09	1.10		(0.47)		(0.07)	0.14		(0.40)	0.43		1.07
(0.12)		0.70	0.87	0.34	1.07	1.57		(0.12)		0.68	0.85		0.30	1.05		1.57

(0.36)		(0.68)	(0.77)	(0.66)	(0.79)	(0.47)		(0.36)		(0.67)	(0.74)		(0.63)	(0.77)		(0.46)
—		(0.07)	(0.04)	(0.15)	—	—		—		(0.07)	(0.04)		(0.15)	—		—
(0.36)		(0.75)	(0.81)	(0.81)	(0.79)	(0.47)		(0.36)		(0.74)	(0.78)		(0.78)	(0.77)		(0.46)
—	[c]	— [c]	— [c]	— [c]	— [c]	—	[c]	—	[c]	— [c]	—	[c]	— [c]	—	[c]	—	[c]
10.44		10.92	10.97	10.91	11.38	11.10		10.44		10.92	10.98		10.91	11.39		11.11
$596		$595	$524	$2	$1	$7		$3,536		$5,711	$4,662		$4,047	$3,586		$2,215

(0.98)%[d,e]		6.54%[d]	8.22%[d]	3.05%[d]	10.49%[d]	16.12%[d,e]		(1.06)%[d,e]		6.31%[d]	8.15%[d]		2.71%[d]	10.41%[d]		15.93%[d,e]
1.11	[f]	1.20	1.30	— [g]	1.16	1.55	[f]	1.24	[f]	1.33	1.46		1.34	1.36		1.76
1.02	[b,f]	1.07 [b]	1.05 [b]	— [g]	1.01 [b]	1.08	[b,f]	1.14	[b,f]	1.20 [b]	1.21	[b]	1.25 [b]	1.27	[b]	1.29	[b]
6.93	[b,f]	6.89 [b]	6.79 [b]	— [g]	7.00 [b]	7.00	[b,f]	6.81	[b,f]	6.76 [b]	6.63	[b]	6.26 [b]	6.37	[b]	6.73	[b]
30	[e]	66	63	42	109	82	[e]	30	[e]	66	63		42	109		82	[e]

Administrative Class
6-Month Period Ended April 30, 2008		Year Ended October 31
		2007	2006	2005	2004	2003
(Unaudited)
$11.78		$11.77	$11.61	$12.24	$11.89	$11.98

0.28	[b]	0.53 [b]	0.49 [b]	0.46 [b]	0.32 [b]	0.55	[b]
0.46		0.12	0.05	(0.31)	0.49	0.19
0.74		0.65	0.54	0.15	0.81	0.74

(0.32)		(0.64)	(0.37)	(0.48)	(0.20)	(0.57)
(0.02)		—	(0.01)	(0.30)	(0.26)	(0.26)
(0.34)		(0.64)	(0.38)	(0.78)	(0.46)	(0.83)
12.18		11.78	11.77	11.61	12.24	11.89
$56,343		$42,557	$38,590	$31,953	$18,205	$10,463

6.40%[d,e]		5.71%[d]	4.76%[d]	1.18%[d]	6.33%[d]	6.40%[d]
0.82	[f]	0.82	0.85	0.85	0.85	0.89
0.81	[b,f]	0.81 [b]	0.83 [b]	0.83 [b]	0.81 [b]	0.83	[b]
4.46	[b,f]	4.50 [b]	4.10 [b]	3.17 [b]	1.94 [b]	2.67	[c,b]
197	[e]	213	312	332	311	221

61

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
	6-Month Period Ended April 30, 2008		Year Ended October 31
			2007	2006[h]
	(Unaudited)
Net asset value beginning of period	$9.93		$9.83	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.22	[b]	0.47 [b]	0.39 [b]
Net realized and unrealized gain/(losses) on investments	0.53		0.13	(0.22)
Total from investment operations	0.75		0.60	0.17
Less Distributions:
Dividends from net investment income	(0.15)		(0.47)	(0.34)
Distributions from net realized capital gains[1]	—		(0.03)	—
Total distributions	(0.15)		(0.50)	(0.34)
Net asset value end of period	10.53		9.93	9.83
Net assets end of period (000s)	$85,197		$25,431	$12,057
Ratios and Supplemental Data (%):
Total return	7.61%[d,e]		6.31%[d]	1.77%[d,e]
Ratio of total expenses to average net assets[2]	0.81	[f]	1.12	1.83
Ratio of net expenses to average net assets[2]	0.57	[b],f	0.56 [b]	0.57 [b]
Ratio of net investment income to average net assets	3.31	[b],f	4.62 [b]	5.09 [b]
Portfolio turnover	526	[e]	661	410

HARBOR SHORT DURATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2008		Year Ended October 31
			2007		2006		2005		2004		2003
	(Unaudited)
Net asset value beginning of period	$8.25		$8.24		$8.27		$8.41		$8.57		$8.69
Income from Investment Operations:
Net investment income/(loss)	0.19	[b]	0.40	[b]	0.30	[b]	0.35	[b]	0.26	[b]	0.24	[b]
Net realized and unrealized gain/(losses) on investments	(0.17)		(0.04)		0.08		(0.17)		(0.14)		(0.10)
Total from investment operations	0.02		0.36		0.38		0.18		0.12		0.14
Less Distributions:
Dividends from net investment income	(0.24)		(0.35)		(0.39)		(0.32)		(0.28)		(0.26)
Distributions from net realized capital gains[1]	—		—		—		—		—		—
Return of capital	—		—		(0.02)		—		—		—
Total distributions	(0.24)		(0.35)		(0.41)		(0.32)		(0.28)		(0.26)
Net asset value end of period	8.03		8.25		8.24		8.27		8.41		8.57
Net assets end of period (000s)	$68,079		$69,379		$77,264		$53,353		$93,910		$109,411
Ratios and Supplemental Data (%):
Total return	0.20	%[d],e	4.43%[d]		4.82%[d]		2.17%[d]		1.43%[d]		1.70%[d]
Ratio of total expenses to average net assets[2]	0.45	[f]	0.58		0.53		0.52		0.45		0.47
Ratio of net expenses to average net assets[2]	0.42	[b],f	0.49	[b]	0.39	[b]	0.40	[b]	0.31	[b]	0.36	[b]
Ratio of net expenses excluding interest expense to average net assets	0.39	[b],f	0.39	[b]	0.39	[b]	0.39	[b]	0.31	[b]	0.36	[b]
Ratio of net investment income to average net assets	4.21	[b],f	4.69	[b]	4.21	[b]	3.41	[b]	2.65	[b]	2.85	[b]
Portfolio turnover	25	[e]	59		79		159		324		333

See page 64 for notes to the Financial Highlights.

The accompanying notes are an integral part of the financial statements.

62

Administrative Class
6-Month Period Ended April 30, 2008		Year Ended October 31
		2007	2006[h]
(Unaudited)
$9.93		$9.83	$10.00

0.18	[b]	0.48 [b]	0.40	[b]
0.56		0.09	(0.25)
0.74		0.57	0.15

(0.14)		(0.44)	(0.32)
—		(0.03)	—
(0.14)		(0.47)	(0.32)
10.53		9.93	9.83
$1,157		$1,077	$1,015

7.47	%[d],e	6.05%[d]	1.56%[d,e]
1.05	[f]	1.35	2.08
0.82	[b],f	0.82 [b]	0.82	[b]
3.44	[b],f	4.13 [b]	4.28	[b]
526	[e]	661	410	[e]

Administrative Class
6-Month Period Ended April 30, 2008		Year Ended October 31
		2007		2006		2005		2004		2003
(Unaudited)
$8.24		$8.23		$8.26		$8.41		$8.57		$8.69

0.17	[b]	0.37	[b]	0.28	[b]	0.33	[b]	9.80	[b]	(9.26)[b]
(0.16)		(0.03)		0.09		(0.18)		(9.69)		9.39
0.01		0.34		0.37		0.15		0.11		0.13

(0.23)		(0.33)		(0.37)		(0.30)		(0.27)		(0.25)
—		—		—		—		—		—
—		—		(0.03)		—		—		—
(0.23)		(0.33)		(0.40)		(0.30)		(0.27)		(0.25)
8.02		8.24		8.23		8.26		8.41		8.59
$2,748		$2,377		$1,789		$1,556		$1,446		$—

0.08	%[d],e	4.20%[d]		4.59%[d]		1.82%[d]		1.24%[d]		1.39%[d]
0.70	[f]	0.84		0.78		0.76		0.70		0.70
0.67	[b,f]	0.75	[b]	0.64	[b]	0.64	[b]	0.55	[b]	0.59 [b]
0.64	[b],f	0.64	[b]	0.64	[b]	0.64	[b]	0.55	[b]	0.59 [b]
3.95	[b],f	4.45	[b]	3.95	[b]	3.20	[b]	2.48	[b]	2.70 [b]
25	[e]	59		79		159		324		333

63

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2008		Year Ended October 31
			2007		2006		2005		2004		2003
	(Unaudited)
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	0.02	[b]	0.05	[b]	0.04	[b]	0.03	[b]	—		—
Net realized and unrealized gain on investments	—		—		—		—		—		—
Total from investment operations	0.02		0.05		0.04		0.03		—		—
Less Distributions:
Dividends from net investment income	(0.02)		(0.05)		(0.04)		(0.03)		—		—
Distributions from net realized capital gains[1]	—		—		—		—		—		—
Total distributions	(0.02)		(0.05)		(0.04)		(0.03)		—		—
Net asset value end of period	1.00		1.00		1.00		1.00		1.00		1.00
Net assets end of period (000s)	$216,166		$215,668		$187,832		$120,041		$117,561		$126,347
Ratios and Supplemental Data (%):
Total return	1.88%[d,e]		5.18%[d]		4.60%[d]		2.55%[d]		0.94%[d]		0.88%[d]
Ratio of total expenses to average net assets[2]	0.31	[f]	0.35		0.44		0.47		0.45		0.49
Ratio of net expenses to average net assets[2]	0.28	[b,f]	0.28	[b]	0.32	[b]	0.35	[b]	0.29	[b]	0.36	[b]
Ratio of net investment income to average net assets	3.75	[b,f]	5.06	[b]	4.59	[b]	2.52	[b]	0.94	[b]	0.89	[b]

1	Includes both short-term and long-term capital gains.

2	Includes interest expense for all periods presented, where applicable.

a	For the period December 1, 2002 (inception) through October 31, 2003.

b	Reflects the Adviser’s waiver, if any, of its management fees and/or other expenses.

c	Less than $0.01.

d	The total returns would have been lower had certain expenses not been waived during the periods shown.

e	Unannualized.

f	Annualized.

g	Assets in this class were too small to incur any income or expense.

h	For the period December 1, 2005 (inception) through October 31, 2006.

The accompanying notes are an integral part of the financial statements.

64

Administrative Class
6-Month Period Ended April 30, 2008		Year Ended October 31
		2007		2006		2005		2004		2003
(Unaudited)
$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

0.02	[b]	0.05	[b]	0.04	[b]	0.02	[b]	—		—
—		—		—		—		—		—
0.02		0.05		0.04		0.02		—		—

(0.02)		(0.05)		(0.04)		(0.02)		—		—
—		—		—		—		—		—
(0.02)		(0.05)		(0.04)		(0.02)		—		—
1.00		1.00		1.00		1.00		1.00		1.00
$5,856		$5,362		$4,602		$3,896		$3,362		$—

1.75%[d,e]		4.92%[d]		4.34%[d]		2.29%[d]		0.60%[d]		—%
0.56	[f]	0.60		0.69		0.72		0.70		—	[g]
0.53	[b,f]	0.53	[b]	0.57	[b]	0.60	[b]	0.53	[b]	—	[g]
3.46	[b,f]	4.82	[b]	4.29	[b]	2.30	[b]	0.74	[b]	—	[g]

65

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE

As a shareholder of a Harbor fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Harbor fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2007 through April 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Harbor fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2007)	Ending Account Value (April 30, 2008)	Expenses Paid During Period*
Harbor High-Yield Bond Fund
Institutional Class
Actual	$1,000.00	$991.43	$3.80
Hypothetical (5% return)	1,000.00	1,020.95	3.86
Administrative Class
Actual	$1,000.00	$990.15	$5.03
Hypothetical (5% return)	1,000.00	1,019.69	5.10
Investor Class
Actual	$1,000.00	$989.40	$5.64
Hypothetical (5% return)	1,000.00	1,019.40	5.72
Harbor Bond Fund
Institutional Class
Actual	$1,000.00	$1,065.22	$2.88
Hypothetical (5% return)	1,000.00	1,022.01	2.82
Administrative Class
Actual	$1,000.00	$1,063.97	$4.16
Hypothetical (5% return)	1,000.00	1,020.73	4.07

66

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Beginning Account Value (November 1, 2007)	Ending Account Value (April 30, 2008)	Expenses Paid During Period*
Harbor Real Return Fund
Institutional Class
Actual	$1,000.00	$1,076.07	$2.94
Hypothetical (5% return)	1,000.00	1,021.96	2.86
Administrative Class
Actual	$1,000.00	$1,074.73	$4.23
Hypothetical (5% return)	1,000.00	1,020.69	4.12
Harbor Short Duration Fund
Institutional Class
Actual	$1,000.00	$1,001.99	$1.88
Hypothetical (5% return)	1,000.00	1,022.93	1.91
Administrative Class
Actual	$1,000.00	$1,000.81	$3.12
Hypothetical (5% return)	1,000.00	1,021.67	3.15
Harbor Money Market Fund
Institutional Class
Actual	$1,000.00	$1,018.79	$1.40
Hypothetical (5% return)	1,000.00	1,023.44	1.40
Administrative Class
Actual	$1,000.00	$1,017.52	$2.65
Hypothetical (5% return)	1,000.00	1,022.16	2.66
*	Expenses are equal to the respective Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

67

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2008 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The portfolios covered by this report include five fixed income series: Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively).

The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Administrative Class (formerly known as the Retirement Class), and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than 60 days, are valued at prices furnished by a pricing service selected by Harbor Capital Advisors, Inc. (the “Adviser”). The pricing service determines valuations for institutional-size trading units of such debt securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than 60 days are stated at amortized cost which approximates value.

Equity securities (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded on the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

When reliable market quotations are not readily available or when market quotations do not accurately reflect fair value, securities are priced at their fair value, calculated according to procedures adopted by the Trust’s Board of Trustees, which may include utilizing an independent pricing service. A Fund may use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations or official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Securities of Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the 1940 Act and the Fund’s Rule 2a-7 procedures.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor High-Yield Bond Fund is not authorized to enter into currency futures contracts and options on such contracts. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund

68

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

See Portfolio of Investments for open futures contracts held as of April 30, 2008.

Options

Consistent with its investment policies, each Fund (excluding Harbor Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor High-Yield Bond Fund is not authorized to engage in options transactions on currencies. Harbor Bond Fund, Harbor Real Return Fund, and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

See Note 3 for transactions in written options as of April 30, 2008.

69

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Swap Agreements

To the extent permitted under their respective investment policies, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Funds may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are marked-to-market daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as realized gains or losses when such a payment is paid or received.

Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value of credit default swaps outstanding at April 30, 2008 for the Harbor Bond Fund and Harbor Real Return Fund is $388,470 and $899, respectively. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly. Credit default contracts outstanding at the period end, if any, are listed after the Fund’s portfolio. The cash paid or received on a credit default swap is recognized as realized gains or losses when such a payment is paid or received. Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.

Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

Loan Participations and Assignments

Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the six-month period ended April 30, 2008 there were no unfunded loan commitments.

Inflation-Indexed Bonds

Harbor Real Return Fund invests primarily in inflation-indexed bonds. Harbor Bond Fund and Harbor Short Duration Fund also may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

70

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Mortgage-Related and Other Asset-Backed Securities

Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

TBA/When-Issued Purchase Commitments

Each Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s subadviser deems it appropriate to do so.

TBA Sale Commitments

Each Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

71

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Short Sales

Each Fund, except Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

Foreign Forward Currency Contracts

Consistent with its investment policies, each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by the Adviser. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

Borrowings

Harbor Short Duration Fund may enter into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase

72

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Harbor Short Duration Fund for the six-month period ended April 30, 2008 is as follows:

Category of Aggregate Short-Term Borrowings	Balance at End of Period	Average Interest Rate	Maximum Amount Outstanding During the Period	Average Daily Amount Outstanding During the Period	Average Interest Rate During the Period
Reverse repurchase agreements with maturity dates of 05/01/2008	$0	N/A	$30,863	$1,216	3.96%

Average debt outstanding and average interest rate during the period is calculated based on calendar days.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Expenses and Class Allocations

Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

73

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

New Accounting Policies

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. The Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of the Statement on the Fund’s financial statements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2008 and for all interim periods within those fiscal years. This Statement provides for additional disclosures related to derivative instruments and their impact on fund performance. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Fund’s financial statements.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2008 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$—	$17,483	$—	$21,438
Harbor Bond Fund	1,211,562	5,541,312	1,478,398	4,315,376
Harbor Real Return Fund	360,893	45,897	254,514	53,358
Harbor Short Duration Fund	17,403	4,778	1,402	15,320

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Written Options

Transactions in written options for the six-month period ended April 30, 2008 are summarized as follows:

	Options Written		Options Written
	Swap Options - U.S.		U.S. Treasury Futures
	Number of Contracts	Aggregate Face Value	Number of Contracts	Aggregate Face Value
Harbor Bond Fund
Options outstanding at beginning of period	506,400,000	$491,415	3,972	$3,972
Options opened	386,100,000	386,100	5,281	5,281
Options closed	(491,400,000)	(491,400)	(74)	(74)
Options exercised	—	—	(3,358)	(3,358)
Options expired	(15,000,000)	(15,000)	(1,922)	(1,922)

Open at 04/30/2008	386,100,000	$371,115	3,899	$3,899

74

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

	Options Written		Options Written
	Swap Options - U.S.		U.S. Treasury Futures
	Number of Contracts	Aggregate Face Value	Number of Contracts	Aggregate Face Value
Harbor Real Return Fund
Options outstanding at beginning of period	400,000	$400	—	$—
Options opened	200,000	200	225	225
Options closed	(200,000)	(200)	(7)	(7)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Open at 04/30/2008	400,000	$400	218	$218

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital Advisors, Inc. (“Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2008. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Voluntary Waiver	Actual Rate
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	0.60%	—%	0.60%
Harbor Bond Fund	0.48	—	0.48
Harbor Real Return Fund	0.48	—	0.48
Harbor Short Duration Fund	0.20	—	0.20
Harbor Money Market Fund	0.20	0.02	0.18

Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays Harbor Funds Distributors, Inc. compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors, Inc. for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors, Inc. on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors, Inc. for the actual expenses Harbor Funds Distributors, Inc. may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors, Inc. actual expenses exceed the fee payable to Harbor Funds Distributors, Inc. at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors, Inc. expenses are less than the fee it receives, Harbor Funds Distributors, Inc. will retain the full amount of the fee.

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

75

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On April 30, 2008, Harbor Capital, Harbor Funds Distributors, Inc. and Harbor Services Group, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Inc., Harbor Funds Distributors, Inc., and Harbor Services Group, Inc.
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	100,434
Harbor Bond Fund	86,751
Harbor Real Return Fund	346,195
Harbor Short Duration Fund	14,423
Harbor Money Market Fund	75,406,786

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on the accompanying Statement of Operations.

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on the accompanying Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $20 for the six-month period ended April 30, 2008

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund(s) selected by the Trustee. The outstanding obligation is recorded as a deferred compensation liability included as a component of “Other” within the liability section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net investment income per share. These amounts will be deferred until distributed in accordance to the compensation plan.

Custodian

Payments to the custodian have been reduced by credit balance arrangements applied to each portfolio. Such reductions are reflected on the accompanying Statement of Operations for the six-month period ended April 30, 2008. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

Redemption Fee

A 1% redemption fee is charged on shares of the Harbor High-Yield Bond Fund that are redeemed within nine months from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2008 the redemption fee proceeds are as follows:

Fund	Amount
Harbor High-Yield Bond Fund	$50

76

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2008 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund*	$46,230	$815	$(909)	$(94)
Harbor Bond Fund	3,982,168	29,931	(39,772)	(9,841)
Harbor Real Return Fund*	142,516	952	(1,176)	(224)
Harbor Short Duration Fund*	72,560	663	(3,004)	(2,341)

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

77

Harbor Funds—Fixed Income Funds

ADDITIONAL INFORMATION

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 10, 11 and 12, 2008 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”), with respect to Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the investment performance of each Fund as compared to certain relevant securities indices;

78

Harbor Funds—Fixed Income Funds

ADDITIONAL INFORMATION—Continued

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of both a peer group of funds as well as a broader universe of funds compiled by Lipper;

•

information contained in materials regarding the total expense ratios of the Administrative and Investor Classes of each Fund offering such classes, including, where available, information obtained from Morningstar Inc. (“Morningstar”) regarding the total expense ratios of the Administrative Class relative to the Morningstar peer group of similar investment companies and other information regarding the total expense ratios of the Investor Class relative to a peer group of investment companies offered through similar intermediary channels;

•

the compensation received (or to be received) by Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•	the profitability of the Adviser with respect to each Fund, including the effects of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee reflects any such economies of scale for the benefit of Fund investors.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provides investment management services to the Funds;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

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Harbor Funds—Fixed Income Funds

ADDITIONAL INFORMATION—Continued

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadvisers for each of Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund. The Trustees had received a presentation by investment professionals from the Subadviser for Harbor High-Yield Bond Fund at a meeting of the Board of Trustees held in November of 2007. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts using similar strategy, including, where applicable, other mutual funds using a substantially identical strategy.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper. The Trustees also received information explaining Lipper’s methodology, how information was compiled by Lipper, and what each comparison was intended to demonstrate.

Harbor High-Yield Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor High-Yield Bond Fund (inception date December 1, 2002), the Trustees noted the Fund’s underperformance relative to its Lipper group and universe medians for the two-, three-, four- and five-year periods ended December 31, 2007. The Trustees noted, however, that the Fund had outperformed its Lipper group and universe medians for the one-year period ended December 31, 2007. The Fund’s one-year rolling return as of December 31, 2007 ranked in the second quartile, and its three- and five-year rolling returns as of December 31, 2007 ranked in the third and fourth quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that Harbor High-Yield Bond Fund had outperformed its benchmark, the Merrill Lynch High Yield Master II Index, for the quarter and one-year periods ended December 31, 2007.

The Trustees discussed the expertise of Shenkman Capital Management, Inc. (“Shenkman Capital”), the Fund’s subadviser, in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $7.6 billion in assets in this asset class, out of a firm-wide total of $7.8 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management was below the group median, and the actual total expense ratio of each of the Fund’s share classes, after giving effect to expense waivers and reimbursements, was above the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Bond Fund (inception date December 29, 1987), the Trustees noted the Fund’s outperformance relative to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2007. The Fund’s one-, three- and five-year rolling returns as of December 31, 2007 ranked in the first quartile according to Morningstar data. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Lehman US Aggregate Index, for the quarter, one-, three-, five-, ten- and fifteen-year periods ended December 31, 2007.

The Trustees discussed the expertise of Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $318.5 billion in assets in the bond class, out of a firm-wide total of approximately $746 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in the bond markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $2.825 billion, showed the Fund’s management fee was at the group median for the Institutional Class, while the management fee was above the group median for the Administrative Class. The actual total expense ratio of the Fund’s Institutional and Administrative Classes was slightly above the Lipper group median, but below the universe median. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

In discussions with the PIMCO, PIMCO offered to reduce its subadvisory fee (payable by the Adviser) on a non-contractual basis by 0.025% on Fund net assets above $1 billion for so long as the combined assets subadvised by the Subadviser on the Adviser’s behalf (including but not limited to Harbor Funds) exceed $3 billion.

In subsequent discussions between the Trustees and the Adviser, the Adviser agreed to pass through the non-contractual reduction in the subadvisory fee in the form of a corresponding non-contractual 0.025% reduction in the Fund’s advisory fee from 0.48% to 0.455% at the $1 billion level for so long as the subadvisory fee reduction is in effect.

80

Harbor Funds—Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Harbor Real Return Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Real Return Fund (inception date December 1, 2005), the Trustees noted the Fund’s outperformance relative to its Lipper universe and group medians for the one- and two-year periods ended December 31, 2007. The Trustees also considered the fact that the Fund underperformed its benchmark, the Lehman US Aggregate TIPS Index, for the one-year period ended December 31, 2007, but that the Fund had outperformed its benchmark for the quarter ended December 31, 2007. According to the Morningstar data presented, the Fund’s one-year rolling return as of December 31, 2007 was ranked in the first quartile.

The Trustees discussed the expertise of PIMCO, the Fund’s subadviser, in managing assets generally and in the inflation-protection asset class specifically, noting that PIMCO managed approximately $47.3 billion in assets in the TIPS class, out of a firm-wide total of approximately $746 billion in assets under management. The Trustees also noted that the portfolio manager for the Fund had changed near the end of the year, but observed that the new portfolio manager had significant experience in the inflation protection/TIPS market.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was slightly below the group median. The actual total expense ratio of the Fund’s Institutional Class, after giving effect to expense waivers and reimbursements, was at the Lipper group median expense ratio but above the universe median expense ratio. The actual total expense ratio of the Fund’s Administrative Class, after giving effect to expense waivers and reimbursements, was above the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in operating this Fund was negative.

Harbor Short Duration Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Short Duration Fund (inception date January 1, 1992), the Trustees noted the Fund’s outperformance relative to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2007. According to Morningstar, the Fund’s one-and five-year rolling returns as of December 31, 2007 were ranked in the third quartile of its universe. The Fund’s three-year rolling returns were ranked in the first quartile as of December 31, 2007. The Trustees also considered the Fund’s longer-term record, noting that the Fund had underperformed its benchmark during the period for the quarter, one-year, three-year, five-year, ten-year and fifteen-year periods ended December 31, 2007. The Trustees noted that the prior year had been a difficult one for the Fund from a performance perspective.

The Trustees discussed the expertise of Fischer Francis Trees & Watts, Inc. (“FFTW”), the Fund’s subadviser, in managing assets generally and in the short duration fixed income asset class specifically, noting that FFTW managed approximately $6.5 billion of assets in this asset class, out of a firm-wide total of approximately $31.4 billion in assets under management. The Trustees also noted the experience of the portfolio manager in this asset class both with FFTW and at prior advisory firms.

The Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the Fund’s management fee was below the group median, and that the actual total expense ratio for the Fund’s Institutional Class, after taking into account expense waivers and reimbursements, was below the group median. The actual total expense ratio for the Fund’s Administrative Class, after taking into account expense waivers and reimbursements, was above the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. They noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Money Market Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Money Market Fund (inception date December 29, 1987), the Trustees noted the Fund’s first or second quintile ranking and outperformance relative to its group and universe medians, for each of the one-, two-, three-, four- and five-year periods ended December 31, 2007 according to Lipper. The Trustees also considered the Fund’s performance record relative to its benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index, noting that the Fund had underperformed the benchmark for the three-, five-, ten- and fifteen-year periods ended December 31, 2007. However, the Fund had outperformed its benchmark for the quarter and one-year periods ended December 31, 2007. The Trustees discussed the fact that the Fund does not have the size of many of its Lipper peers, some of which are very large institutional-oriented money market funds. The Trustees noted that no Morningstar rolling return data was available for this Fund.

The Trustees discussed the expertise of FFTW, the Fund’s subadviser, in managing assets generally and in the money market investment asset class specifically, noting that FFTW managed approximately $6.5 billion of assets in this asset class out of a firm-wide total of approximately $31.4 billion. The Trustees also noted the experience of the portfolio manager in this asset class both with FFTW and at prior advisory firms.

81

Harbor Funds—Fixed Income Funds

ADDITIONAL INFORMATION—Continued

The Trustees considered that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $200 million, showed that the Fund’s management fee was below the group median, and the actual total expense ratio of the Fund’s Institutional Class, after taking into account expense waivers and reimbursements, was below the group and universe medians. The actual total expense ratio of the Fund’s Administrative Class, after taking into account expense waivers and reimbursements, was below the group median, but above the universe median. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that they provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees also noted that the Adviser operated certain Funds at a loss (and, in several cases, reduced or waived a portion of its advisory fee while paying the relevant Subadviser its fee and/or paid or reimbursed fund expenses). The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the existing Fund’s fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

82

Harbor Funds—Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2008)

Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfunds.com. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
		INDEPENDENT TRUSTEES
Howard P. Colhoun (72) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	16	None

John P. Gould (69) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-Present); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	16	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (67) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	16	None

Raymond J. Ball (63) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	16	None
		INTERESTED TRUSTEE
David G. Van Hooser (61)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	16	None
		FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (38) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (36) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (since 2007), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (since 2007), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (33) Vice President & Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds); and Attorney, D’Ancona & Pflaum LLC and Seyfarth Shaw LLP, as successor thereto (law firm) (2000-2003).

Brian L. Collins (39) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (49) Vice President	Since 2007	Executive Vice President (since 2007), Harbor Capital Advisors, Inc.; President (since 2007), Harbor Services Group, Inc.; Executive Vice President (since 2007), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (36) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), Regulatory Compliance Specialist (2004-2005), and Senior Legal Assistant (2002-2003), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (55) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act of 1940.

(This document must be preceded or accompanied by a Prospectus.)

83

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	1.800.422.1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312.443.4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

1.800.422.1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

06/2008/86,000	FD.SAR.FIF

ITEM 2 –	CODE OF ETHICS

Not applicable.

ITEM 3 –	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4 –	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5 –	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 –	SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7 –	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 –	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 –	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 –	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the prior Form N-CSR.

ITEM 11 –	CONTROLS AND PROCEDURES

(a)	The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12 –	EXHIBITS

(a)(1)	Not applicable.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 1st day of July, 2008 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President, Trustee And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser	Chairman, President, Trustee	July 1, 2008
	David G. Van Hooser	and Chief Executive Officer

By:	/s/ Anmarie S. Kolinski	Treasurer and Chief	July 1, 2008
	Anmarie S. Kolinski	Financial Officer

Exhibit Index

Number	Description

99.CERT1	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).